united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund

Catalyst Hedged Insider Buying Fund

Catalyst Insider Buying Fund

Catalyst Insider Long/Short Fund

Catalyst Activist Investor Fund

Catalyst Insider Income Fund

Catalyst Hedged Futures Strategy Fund

Catalyst Intelligent Alternative Fund
(Formerly Catalyst Absolute Total Return Fund)

Catalyst Dynamic Alpha Fund

Catalyst/EquityCompass Buyback Strategy Fund

Catalyst/Groesbeck Growth of Income Fund

Catalyst/Groesbeck Aggressive Growth Fund

Catalyst/Lyons Hedged Premium Return Fund

Catalyst/Lyons Tactical Allocation Fund

Catalyst Macro Strategy Fund

Catalyst/MAP Global Capital Appreciation Fund

Catalyst/MAP Global Total Return Income Fund

Catalyst MLP & Infrastructure Fund

Catalyst/Princeton Floating Rate Income Fund

Catalyst/Princeton Hedged Income Fund

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

Catalyst Time Value Trading Fund

Catalyst/Stone Beach Income Opportunity Fund

June 30, 2015

Mutual Fund Series Trust

July 31, 2015

Catalyst Small-Cap Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks where the corporate insiders are buying their own company’s stock in a significant manner. After a strong FY 2014, the Fund underperformed its benchmarks in FY 2015. This underperformance was largely due to small-cap stocks going out of favor as the market began a risk-off shift. Our allocation to some of the smallest-cap stocks led to the Fund’s deviation from its benchmarks.

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time, although its performance can deviate from the benchmark during any given short-term time period. When the strategy gets as far out of favor as it has during the past year, it has historically been a good time to allocate. We have positioned the Fund in the best signals of the small-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

After a strong FY 2014, the Catalyst Small-Cap Insider Buying Fund underperformed its benchmarks during FY 2015. This underperformance was the result of allocation to the worst performing U.S. equity style (small-cap value) and an overweight energy sector allocation.

First, according to Morningstar, small-cap value was the worst performing U.S. equity style for the trailing year as of June 30, significantly underperforming other U.S. equity styles. Despite trends that typically favor small-cap stocks over large-cap stocks (improving U.S. economy with struggling overseas economies and a strengthening USD), small-cap stocks fell out of favor as the market shifted to risk-off on concerns about Greece, Federal Reserve policy normalization, geopolitical concerns and the deterioration in the energy commodity markets. Not only did the Fund fall into the worst performing U.S. equity style for the trailing year, it was also positioned in even smaller-cap companies than the benchmark and many small-cap mutual funds, with a $800MM average market cap for holdings versus $1552MM for the Russell 2000 Value Total Return Index(1) benchmark.

Second, the Fund had an overweight allocation to the energy sector during the trailing year. Energy company insiders were actively and aggressively buying their own company shares in 2014 as crude oil prices rallied. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. It is unlikely that corporate insiders could have predicted this type of OPEC decision. Furthermore, small-cap energy stocks sold off much more significantly than large-cap energy stocks. During the trailing year the S&P 500 Energy Index (S5ENR5 Index) returned -24.26%, the Russell 2000 Energy Index (RGUSES Index) returned -51.28%, the S&P 500 Total Return Index(2) returned +7.42% and the Russell 2000 Value Total Return Index returned +6.49%.

The Fund’s total returns for the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index and Russell 2000 Value Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/15)	(07/31/06)(3)
Class A without sales charge	-16.74%	6.55%
Class A with sales charge	-21.54%	5.85%
Class C	-17.39%	5.82%
Russell 2000 Value Total Return Index (1)	6.49%	8.22%
S&P 500 Total Return Index (2)	7.42%	7.81%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time, although its performance can deviate from the benchmark during any given short-term time period. When the strategy gets as far out of favor as it has during the past year, it has historically been a good time to allocate. We believe that the factors that impacted the Fund during the past year are unlikely to persist. First, the market is already moving away from the risk-off shift on both a number of positive developments and the market pricing in certain expectations. Second, the Fund’s energy allocation is now similar to the benchmark’s allocation, and the shock from OPEC’s decision has likely been priced into these stocks.

We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Value Total Return Index over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The Russell 2000 Value Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3) Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4523-NLD-7/30/2015

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-16.74%	13.34%	7.46%	6.55%
Class A with load	-21.54%	11.14%	6.19%	5.85%
Class C	-17.39%	12.49%	6.64%	5.82%
Class I	-16.47%	13.62%	7.73%	14.31%
S&P 500 Total Return Index(a)	7.42%	17.31%	17.34%	7.81%
Russell 2000 Value Total Return Index(b)	6.49%	17.81%	17.08%	8.22%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.06% for Class A, 2.81% for Class C, and 1.81% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b)	The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

**	Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	11.6%
Diversified Financial Services	10.1%
Biotechnology	8.4%
Internet	4.7%
Semiconductors	3.8%
Healthcare-Products	3.7%
Retail	3.4%
Computers	3.2%
Food	3.2%
Oil & Gas Services	3.1%
Other/Cash & Equivalents	44.8%
100.0%

July 31, 2015

Catalyst Hedged Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Hedged Insider Buying Fund (the “Fund”) seeks to offer investors an opportunity to invest in U.S. companies that are experiencing significant insider buying while using put options and covered call options on equity indexes in an attempt to reduce volatility and hedge against market downturns. After a strong FY 2014, the Fund underperformed its benchmarks in FY 2015. This underperformance was largely the result of unfavorable market conditions for both the long equity holdings and the options used for hedging. The Fund resumed outperforming in 2Q 2015 and continues to outperform the Morningstar Long/Short Equity category and the IQ Hedge Long/Short Beta Index (1) since inception (2).

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

After a strong FY 2014, the Catalyst Hedged Insider Buying Fund underperformed its benchmarks during FY 2015. This underperformance was the result of unfavorable market conditions for both the long equity holdings and the options used for hedging.

First, according to Morningstar, small-cap value and mid-cap value were the worst and second worst performing U.S. equity styles, respectively, for the trailing year as of June 30, significantly underperforming other U.S. equity styles. Despite trends that typically favor small-cap stocks over large-cap stocks (improving U.S. economy with struggling overseas economies and a strengthening USD), small-cap and mid-cap value stocks fell out of favor as the market shifted to risk-off on concerns about Greece, Federal Reserve policy normalization, geopolitical concerns and the deterioration in the energy commodity markets. Because corporate insiders were heavily buying small-cap value and mid-cap value companies, the Fund allocated to these equity styles and underperformed the U.S. equity indexes.

Second, the Fund had an overweight allocation to the energy sector during the trailing year. Energy company insiders were actively and aggressively buying their own company shares in 2014 as crude oil prices rallied. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. It is unlikely that corporate insiders could have predicted this type of OPEC decision. Furthermore, small-cap energy stocks sold off much more significantly than large-cap energy stocks. During the trailing year the S&P 500 Energy Index (S5ENR5 Index) returned -24.26%, the Russell 2000 Energy Index (RGUSES Index) returned -51.28%, the S&P Mid-Cap 400 Total Return Index(3) returned +6.40% and the Russell 2000 Value Total Return Index(4) returned +6.49%.

Finally, the Fund’s hedging strategy detracted from performance during the trailing year. In early 2014, the Fund rebalanced into longer-term options on the Russell 2000 ETF to hedge the long equity positions. Because of the low implied volatility for the Russell 2000 ETF options at the time of rebalancing, the Fund purchased options rather than writing call options; the premium received from writing a call option against the entire portfolio would do little to offset a market decline whereas put options could potentially protect the entire portfolio in the event of a significant market decline. During the life of the options, the underlying Russell 2000 ETF traded in a tight range, with a maximum decline of approximately 10% in October 2014 that recovered by November 2014. The options detracted from Fund performance as a result of these conditions.

Despite the unfavorable conditions for most of FY 2015, the Fund resumed outperforming in 2Q 2015 (STVAX +1.93%) and continues to outperform since inception.

The Fund’s total returns for the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the S&P Mid-Cap 400 Total Return Index, IQ Hedge Long/Short Beta Index, Russell 2000 Value Total Return Index and Morningstar Long/Short Equity Category were as follows:

	Fiscal Year
	Ended	Since Inception
	(06/30/15)	(10/28/10)(2)
Class A without sales charge	-17.44%	6.42%
Class A with sales charge	-22.17%	5.08%
Class C	-18.14%	5.82%
IQ Hedge Long/Short Beta Index(1)	4.05%	5.41%
S&P 400 Mid-Cap Total Return Index(3)	6.40%	15.32%
Russell 2000 Value Total Return Index (4)	6.49%	8.22%
Morningstar Long/Short Equity	0.50%	4.03%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the insider buying strategy outperforms over long periods of time, although its performance can deviate from the benchmark during any given short-term time period. We believe that the factors that impacted the Fund during the past year are unlikely to persist. First, the market is already moving away from the risk-off shift on both a number of positive developments and the market pricing in certain expectations. Second, the Fund’s energy allocation is now similar to the benchmark’s allocation, and the shock from OPEC’s decision has likely been priced into these stocks.

We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Hedged Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

(2) Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(3) The S&P 400 Mid-Cap Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 400 issues listed on various exchanges, representing the performance of the mid-capitalization stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Insider Buying Fund may or may not purchase the types of securities represented by the S&P 400 Mid-Cap Total Return Index.

(4) The Russell 2000 Value Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

4533-NLD-7/31/2015

Catalyst Hedged Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-17.44%	7.84%	6.42%
Class A with load	-22.17%	5.73%	5.08%
Class C	-18.14%	7.17%	5.82%
Class I	-17.04%	N/A	-14.08%
S&P Mid-Cap 400 Total Return Index(a)	6.40%	18.60%	15.32%
IQ Hedge Long/Short Beta Index(b)	4.05%	8.32%	5.41%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.10% for Class A, 2.85% for Class C, and 1.85% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P Mid-Cap 400 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(b)	The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies ** Inception date is October 28, 2010 for Class A, Class C and the Benchmarks, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Biotechnology	7.4%
Pharmaceuticals	6.7%
Chemicals	5.9%
Banks	4.6%
Commercial Services	4.3%
Computers	3.9%
Diversified Financial Services	3.7%
Iron/Steel	3.2%
Retail	2.8%
Transportation	2.6%
Other/Cash & Equivalents	54.9%
100.0%

July 31, 2015

Catalyst Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. Since inception, the Fund continues to outperform the S&P 500 Total Return Index (1). After a strong FY 2014, the Fund underperformed the S&P 500 Total Return Index in FY 2015. This short-term underperformance was a result of the Fund’s equity style and industry allocation in Q3-Q4 2014. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund has outperformed the S&P 500 Total Return Index since inception. After a strong FY 2014, the Fund underperformed the S&P 500 Total Return Index in FY 2015. This short-term underperformance was largely the result of the Fund’s equity style and industry allocation in Q3-Q4 2014.

First, a number of the Fund’s holdings during the trailing year were considered large-cap value stocks. According to Morningstar, the large-cap value equity style was the third worst performing equity style over the trailing year as of June 30, significantly underperforming other large-cap equity styles. While the insider buying strategy targets both value and growth stocks, the strategy historically tends to skew towards value as corporate insiders seek to take advantage of buying opportunities when their company’s stock is cheap relative to the market and avoid buying when it is expensive.

Second, after crude oil prices rallied in Q1-Q2 2014, energy insiders began aggressively buying their company’s stock and airline insiders began selling their stock after earlier buying. As a result, by August 2014, the Fund had an overweight allocation to the energy sector and no exposure to airline industry. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. It is unlikely that corporate insiders could have predicted this type of OPEC decision. During Q3-Q4 2014, the S&P 500

Airline Index (S5AIRLX Index) returned +38.1% (the second best performing industry during the period), the S&P 500 Energy Index (S5ENRS Index) returned -19.4% and the S&P 500 Total Return Index returned 6.1%.

The Fund’s total returns for the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/15)	(07/29/11)(2)
Class A	-1.44%	15.25%
Class A with Sales Charge	-7.12%	13.52%
Class C	-2.12%	15.07%
S&P 500 Total Return Index (1)	7.42%	15.12%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. While the Fund exhibited short-term underperformance versus the S&P 500 Total Return Index in FY 2015, it is still outperforming since inception. We are confident in the long-term potential of both the insider buying strategy and the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4526-NLD-7/30/2015

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-1.44%	18.52%	15.25%
Class A with load	-7.12%	16.18%	13.52%
Class C	-2.12%	17.64%	15.07%
Class I	-1.16%	N/A	-0.62%
S&P 500 Total Return Index(a)	7.42%	17.31%	15.12%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.50% for Class A, 2.25% for Class C, and 1.25% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	13.5%
Biotechnology	12.0%
Pharmaceuticals	10.7%
Chemicals	7.5%
Food	5.4%
Pipelines	5.2%
Oil & Gas	3.8%
Distribution/Wholesale	3.6%
Airlines	3.6%
REITs	3.6%
Other/Cash & Equivalents	31.1%
100.0%

July 31, 2015

Catalyst Insider Long/Short Fund

Dear Fellow Shareholders,

The Catalyst Insider Long/Short Fund (the “Fund”) is a market neutral long/short equity fund that buys stock in companies experiencing insider cluster buying (situations where multiple insiders are all purchasing shares at the same time) and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying potentially outperform stocks with insider selling. The portfolio is positioned to capture this spread and hedge against market exposure, and, since inception, the Fund’s Class A has generated 4.44% annualized returns by capturing this spread.

Investment Strategy

The Catalyst Insider Long/Short Fund offers a dynamic market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own companies according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The Fund monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades. The Fund goes long stock with the most significant insider buying and sells short stock with the most significant insider selling.

Fund Performance

The Catalyst Insider Long/Short Fund has significantly outperformed the Morningstar Market Neutral category 2015 YTD and since inception. However, the Fund underperformed its benchmarks for FY 2015 as a result of its equity style and sector allocation in Q3-Q4 2014.

During Q3-Q4 2014, the Fund’s equity style and sector allocations contributed to underperformance. First, the Fund’s allocation in the long portfolio to small-cap value stocks led to underperformance as small-cap value stocks went out of favor on risk off concerns. According to Morningstar, small-cap value was the worst performing equity style during the trailing year as of June 30. Second, the Fund’s long portfolio was also overweight small-cap energy stocks during Q3-Q4 2014. Energy company insiders were actively and aggressively buying their own company shares in 2014 as crude oil prices rallied. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. It is unlikely that corporate insiders could have predicted this type of OPEC decision. Furthermore, small-cap energy stocks sold off much more significantly than large-cap energy stocks. During the trailing year the S&P 500 Energy Index (S5ENR5 Index) returned -24.26% and the Russell 2000 Energy Index (RGUSES Index) returned -51.28%.

For 2015 YTD, the Fund’s equity style allocation contributed to its outperformance. The Fund’s long equity portfolio was allocated to a number of small-cap growth stocks, such as biotechnology companies. According to Morningstar, small-cap growth was the best performing equity style 2015 YTD as of June 30.

The Fund’s total returns for 2015 YTD, the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the Morningstar Market Neutral Category, the Morningstar Long/Short Equity Category and the IQ Hedge Long/Short Beta Index(1) were as follows:

	2015 YTD	Fiscal Year Ended	Since Inception
	(06/30/15)	(06/30/15)	(04/30/12)(2)
Class A without sales charge	3.62%	-4.88%	4.44%
Class A with sales charge	-2.34%	-10.35%	2.50%
Class C	3.30%	-5.56%	3.79%
Morningstar Market Neutral Category	0.06%	-0.15%	0.89%
Morningstar Long/Short Equity Category	0.71%	0.50%	5.38%
IQ Hedge Long/Short Beta Index(1)	3.48%	4.05%	7.25%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Catalyst Insider Long/Short Fund offers an alternative for those seeking long-term capital appreciation through market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have the potential to outperform companies with insider selling over the long-term. We have constructed a market neutral portfolio that seeks to capture this spread. The Fund has significantly outpaced the average market neutral fund, as represented by the Morningstar Market Neutral Category, 2015 YTD and since inception. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Long/Short Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

(2) Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4521-NLD-7/30/2015

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-4.88%	4.28%	4.44%
Class A with load	-10.35%	2.23%	2.50%
Class C	-5.56%	3.62%	3.79%
Class I	-4.44%	N/A	-6.31%
IQ Hedge Long/Short Beta Total Return Index(a)	4.05%	8.32%	7.25%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 5.85% for Class A, 6.60% for Class C, and 5.60% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The IQ Hedge Long/Short Beta Total Return Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies.

**	Inception date is April 30, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Pharmaceuticals	12.2%
Distribution/Wholesale	8.6%
Computers	6.8%
Packaging & Containers	6.0%
Telecommunications	3.2%
Retail	2.9%
Biotechnology	2.9%
Chemicals	2.8%
Engineering & Construction	2.8%
Metal Fabricate/Hardware	2.8%
Other/Cash & Equivalents	49.0%
100.0%

July 31, 2015

Catalyst Activist Investor Fund

Dear Fellow Shareholders,

The Catalyst Activist Investor Fund (the “Fund”) seeks to capture similar gains as those realized by successful activist investors by selectively investing in companies experiencing significant activist investor activity. Academic research concludes that shareholder activism can create value that leads to outperformance versus the S&P 500 Total Return Index (1) over the long term. The Fund holds a portfolio of common stocks where the largest and most successful activist investors have significant positions. Since inception in July 2014, the Fund has underperformed as a result of its exposure to event-driven stocks in a momentum environment and its exposure to energy stocks during 2014. Despite these circumstances, the largest activist investors are maintaining their positions, and we are confident in the long-term potential of the Fund and strategy.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on activist investor activity for its investment decisions. An activist investor is a shareholder or group of shareholders of a publicly traded company that seek to influence change in management or operations by acquiring a significant stake in the company. Certain activist investors are successful at influencing change and increasing shareholder value. The Fund seeks to follow these activist investors and capture similar gains as those realized by the activist investors.

Fund Performance

The Catalyst Activist Investor Fund has underperformed the S&P 500 Total Return Index since inception in July 2014 as a result of its exposure to event-driven stocks in a momentum environment and its exposure to energy stocks in 2014.

First, because activist investors tend to seek out underperforming companies where they can influence change and create value, the positions are not typically considered momentum stocks. A momentum stock’s previous good performance may result in more investors taking positions in that stock, therefore supporting additional gains in the stock price as demand increases. Since Fund inception, narrowing market leadership has resulted in select momentum stocks contributing outsized gains to the equity market returns. The Fund’s top contributing position has been Valeant Pharmaceuticals International, Inc. (VRX; 4.6% of net assets as of June 30, 2015). VRX is one of the few momentum stocks with activist investor activity. However, most of the portfolio holdings and activist investor situations are not in momentum stocks. The lack of exposure to momentum stocks relative to the market has contributed to the underperformance.

Second, activist investors were involved in a number of energy companies in 2014 as crude oil prices rallied. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. It is unlikely that activist investors could have predicted this type of OPEC decision. During Q3-Q4 2014, the S&P 500 Energy Index (S5ENRS Index) returned -19.4% and the S&P 500 Total Return Index returned 6.1%.

The Fund’s total returns for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index were as follows:

	2015 YTD	Since Inception (07/29/14)[2]
Class A	-1.90%	-6.90%
Class A with Sales Charge	-7.55%	-12.25%
Class C	-2.21%	-7.10%
Class I	-1.79%	-6.70%
S&P 500 Total Return Index	1.23%	6.78%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of companies experiencing significant activist investor activity – situations where largest and most successful activist investors are taking large stakes in the companies with the goal of creating shareholder value. Academic research concludes that shareholder activism can create value that leads to outperformance versus the S&P 500 Total Return Index over the long term. While the Fund exhibited short-term underperformance versus the S&P 500 Total Return Index since inception, we are confident in the long-term potential of activist investor strategy and the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Activist Investor Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Activist Investor Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4515-NLD-7/30/2015

Catalyst Activist Investor Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	-6.90%
Class A with load	-12.25%
Class C	-7.10%
Class I	-6.70%
S&P 500 Total Return Index(a)	6.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.11% for Class A, 2.86% for Class C, and 1.86% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Commercial Services	10.8%
Media	9.5%
Pharmaceuticals	9.0%
Chemicals	7.6%
Auto Parts & Equipment	5.2%
Home Builders	4.9%
Semiconductors	4.6%
Retail	3.9%
Internet	3.7%
Machinery-Diversified	3.7%
Other/Cash & Equivalents	37.1%
100.0%

July 31, 2015

Catalyst Insider Income Fund

Dear Fellow Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. We are pleased with the performance of the Fund and believe the strategy is performing as expected. For the 2015 YTD period, the Fund has significantly outperformed the Barclays U.S. Aggregate Bond Index (1) and the Morningstar Short-Term Bond category, which represents the performance of short-term bond mutual funds. When excluding the initial days of putting the portfolio in place (see Fund Performance section for explanation), the Fund has outperformed the Morningstar Short-Term Bond category by 98 bps since inception.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. Our historical research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can substantially reduce the likelihood of default and bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of their company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy or defaulting on their bonds. We seek to hold a portfolio of approximately 20 bonds with an average effective maturity less than 4 years, modified duration less than 3.5 years and average credit quality of BBB or higher, and we seek to hold the bonds until maturity unless significant insider selling occurs.

Fund Performance

We are pleased with the performance of the Catalyst Insider Income Fund and believe that it has performed as expected. For the 2015 YTD period, the Fund’s Class A outperformed the Morningstar Short-Term Bond category and the Barclays U.S. Aggregate Bond Index by 475 bps and 560 bps, respectively.

The Fund has underperformed it benchmarks since inception. However, during the first few days when there were no outside investors, the Fund experienced a drawdown as a result of 1) losses on the bid/ask spread from putting an entire portfolio of short-term bonds in place with limited assets and 2) artificial leverage from a fund accounting perspective as a result of timing when the initial investments were included in the net asset value of the fund. Considering performance from August 1, 2014 to June 30, 2015, which is the since inception performance excluding these factors, the Fund has outperformed the Morningstar Short-Term Bond category by 98 bps. These initial factors had no impact on outside investors and are not expected to have an impact going forward.

The Fund’s total returns for the periods 2015 YTD as of 06/30/15 and since inception through 06/30/15 as compared to the Barclays U.S. Agg. Bond Index and Morningstar Short-Term Bond Category were as follows:

	2015 YTD	Since Inception
	(06/30/15)	(07/29/14)(2)
Class A	5.50%	-2.32%
Class A with Sales Charge	0.49%	-6.97%
Class C	5.21%	-2.94%
Class I	5.74%	-2.10%
Morningstar Short-Term Bond Category	0.75%	0.55%
Barclays U.S. Agg. Bond Index(1)	-0.10%	1.69%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

(2) Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4525-NLD-7/30/2015

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	-2.32%
Class A with load	-6.97%
Class C	-2.94%
Class I	-2.10%
Barclays U.S. Aggregate Bond Index(a)	1.69%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.86% for Class A, 2.61% for Class C, and 1.61% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	23.3%
Diversified Financial Services	10.4%
Oil & Gas Services	8.1%
Biotechnology	6.5%
Banks	6.3%
Commercial Services	5.2%
Chemicals	5.2%
Software	5.1%
Office/Business Equipment	4.8%
Healthcare-Products	3.3%
Other/Cash & Equivalents	21.8%
100.0%

July 31, 2015

Catalyst Hedged Futures Strategy Fund

Dear Fellow Shareholders,

During the past fiscal year the Catalyst Hedged Futures Strategy Fund (the “Fund”) was able to earn a modest, but positive return (excluding sales charges) in what continues to be a less than ideal market environment for the Fund’s strategy.

	Fiscal Year Ended	Since Inception
	(06/30/15)	(12/15/05)[3]
Class A without sales charge	1.83%[2]	16.72%
Class A with sales charge	-4.05%[2]	16.01%
Class C (since inception 8/30/13)	1.00%[2]	4.38%
Class I (since inception 8/30/13)	2.02%[2]	5.38%
S&P 500 Total Return Index[1]	7.42%	7.46%

Performance shown before September 2013 is for the Fund’s predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee (see full disclosure on page 2). The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Hedged Futures Strategy Fund invests in options on the S&P 500 Futures Contracts. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by well-established options pricing models and historically reliable volatility behavior. The Fund is operated without a bias toward equity market direction. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the S&P 500 Total Return Index. During periods of sustained high volatility the Fund sees greater opportunity for return than during periods of low volatility.

The Fund typically enters positions that will profit from a controlled market advance or from the volatility expansion that typically accompanies a market decline. While not predictive of price direction, models employed by the Fund will drive positioning in options structures that can profit from a continuation of an established price trend. The most recent 12 month period was characterized by a low volatility upward price trend (Q3 CY2014), a near 10% correction (Oct 2014), a short term parabolic price advance (Nov 2014) and an extended trading range (2015). With the exception of the short lived October decline, volatility patterns present in the uptrend and range bound conditions directed the Fund predominately toward call option spreads that provide upside price exposure with limited downside risk. Consistent with the Fund’s strategy, we maintained little or no volatility exposure in this environment. While the October decline provided increased levels of volatility and more importantly the flattening of the volatility curve that is favorable to our strategy, this episode was short lived. The Fund accumulated long volatility exposure during this brief decline but conditions normalized after only a few weeks. This resulted in a breakeven on most of the positions established.

Unfortunately, the mean reversion of volatility that followed October’s spike was accompanied by not just a “normal” price rebound but a parabolic advance covering more than 10% in the space of 5 weeks. For perspective, this represents an annualized compound return of more than 160%. Because the Fund is consciously positioned to accept upside risk in exchange for eliminating most downside exposure, this is the worst scenario for our strategy. The Fund suffered a drawdown of more than 8% during this time. While disappointing, there were two positives to this period. One, the Fund’s risk controls were successful in limiting the drawdown to roughly 8% which is the number they are designed to control to. Second, the extreme nature of the price advance provided a real time stress test to our position management protocols. From that experience we were able to make some modifications that I believe can improve performance in future, like environments.

In calendar 2015, the last half of our fiscal year, the market has been range bound. While not ideal, this price action allowed the Fund to recover some of the prior quarter’s losses. A part of the drawdown remained in unrealized net short option value that eroded and expired during the flat price action. In addition, the Fund’s new call positions earned a modest return. Although they are designed to profit from a controlled market advance they can earn a return in a flat market through the more rapid time decay of the short option side of the spread. These two factors have contributed to the Fund’s outperformance in CY 2015 and allowed it to overcome a negative Q4 (CY2014) to provide positive returns for our fiscal year.

Monetary policy intervention has acted for several years to drive volatility out of equity markets by creating a reduced sense of uncertainty. As policy continues to normalize we believe this is likely to lead to a corresponding normalization (i.e. increased levels) of equity market volatility. On this basis I remain constructive toward general levels of options pricing, which if accurate would be favorable for the Fund. Currently, Fund models continue to drive call option positioning above the market. Should a generally higher volatility environment materialize, the Fund would seek to take advantage by rapidly expanding its volatility exposure, which at fiscal year-end remains only a small part of our portfolio. In any market environment, we remain committed to delivering alpha to our shareholders via consistent application of our price neutral, volatility driven options strategy.

I would like to thank the large numbers of shareholders who have joined the Fund in the past year. I truly appreciate your confidence and trust.

Edward S. Walczak
Senior Portfolio Manager

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(2) Total return in the above table represents the rate based on unadjusted NAV.

(3) Since inception returns assume inception date of 12/15/2005. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent

Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4524-NLD-7/30/2015

Catalyst Hedged Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return		3 Year Return	5 Year Return	Since Inception**
Class A	1.83%		5.58%	8.30%	16.72%
Class A with load	-4.05%		3.51%	7.03%	16.01%
Class C	1.00	%***	N/A	N/A	4.38%
Class I	2.02	%***	N/A	N/A	5.38%
S&P 500 Total Return Index (a)	7.42%		17.31%	17.34%	7.46%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.35% for Class A, 3.10% for Class C and 2.10% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is December 15, 2005 for Class A (performance prior to August 30, 2013 represents the Fund’s predecessor limited partnership) and the Benchmark and August 30, 2013 for Class C and I.

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Investment Type (long only)	% of Net Assets
Purchased Options	2.1%
Short-Term Investments	62.0%
Other/Cash & Equivalents	35.9%
100.0%

July 31, 2015

Catalyst Intelligent Alternative Fund (previously the Catalyst Absolute Total Return Fund)

Dear Fellow Shareholders,

Since the Catalyst Intelligent Alternative Fund (previously the Catalyst Absolute Total Return Fund) (the “Fund”) inception in July 2014 through June 30, 2015, the Fund sought to provide maximum risk-adjusted income and growth by investing in instruments with sustainable and rising income streams while using covered call options in an attempt to manage risk. Effective May 8, 2015, David Miller took over as the Fund’s portfolio manager and was responsible for the day-to-day management of the fund under the same investment strategy. Effective July 7, 2015, the Fund’s name was changed to the Catalyst Intelligent Alternative Fund, and the investment objective and investment strategy were updated in the prospectus.

During the Fund’s operations in fiscal year 2015, the Fund was overweight energy stocks and MLP funds. Unexpectedly in November 2014, OPEC decided to go after crude oil market share rather than preserve prices even though such a move would significantly hurt a number of the OPEC members. This led to a shock that indiscriminately impacted energy stocks, including companies that have limited exposure to underlying commodity prices such as midstream MLPs. As a result of this allocation, the Fund underperformed the S&P 500 Total Return Index(1) and its Morningstar Long/Short Equity category benchmark, which represents the performance of long/short equity mutual funds.

The Fund’s total returns for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index and the Morningstar Long/Short Equity category were as follows:

Since Inception (07/31/14)[2]
Class A	-2.92%
Class A with Sales Charge	-8.50%
Class C	-3.56%
Class I	-2.98%
S&P 500 Total Return Index	8.92%
Morningstar Long/Short Equity Category	2.20%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

For fiscal year 2016, the Fund will seek to achieve capital appreciation with low correlation to the U.S. equity market by tactically investing in alternative funds. As of the date of this letter, the Fund’s target investment allocation is 40% Catalyst Hedged Futures Strategy Fund, 30% Catalyst Macro Strategy Fund, 15% Catalyst Time Value Trading Fund, 10% Catalyst Insider Long/Short Fund and 5% cash.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Intelligent Alternative Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4516-NLD-7/30/2015

Catalyst Intelligent Alternative Fund (formerly Catalyst Absolute Total Return Fund)
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	-2.92%
Class A with load	-8.50%
Class C	-3.56%
Class I	-2.98%
S&P 500 Total Return Index(a)	8.92%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.41% for Class A, 3.16% for Class C, and 2.16% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Pipelines	9.3%
Retail	9.1%
Food	6.8%
REITs	5.8%
Agriculture	4.1%
Computers	3.2%
Commercial Services	3.2%
Beverages	3.1%
Diversified Financial Services	3.1%
Insurance	3.0%
Other/Cash & Equivalents	49.3%
100.0%

July 31, 2015

Catalyst Dynamic Alpha Fund

Dear Fellow Shareholders,

CooksonPeirce is pleased to provide you with our annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since partnering with Catalyst Funds in late 2011 to offer our flagship equity investment strategy as a mutual fund, we have produced several noteworthy accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/15 as compared to the S&P 500 Total Return Index1 are as follows:

		Since Inception 12/22/2011
Fund vs Index Performance	Year Ended 6/30/15	Class A, C2 & I
Class A without sales charge	16.98%	21.21%
Class A with sales charge	10.27%	19.19%
Class C	16.07%	20.29%
Class I (Inception Date – 6/6/14)	17.12%	16.91%
S&P 500 Total Return Index[1]	7.42%	17.65%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to add value by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the strategy the freedom to create and tactically shift exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which often produces a lower correlated performance history than more traditional institutional strategies.

Our agile, tactical approach to portfolio construction has been rewarded by the market dynamics of the past year. The portfolio management team has focused on growth oriented investments across the large and mid-capitalization spectrums which have displayed more favorable risk-reward characteristics than their value oriented peers. We feel that cyclical equities remain well positioned in the current economic environment, but are actively pursuing exposure to traditional finance investments to augment the Fund’s current allocation. Investment results over the preceding year were boosted by robust merger and acquisition activity among the Fund’s constituents. We view these dynamics as likely to persist and remain diligent in analyzing investment opportunities for these type of catalysts.

The Fund produced notable absolute and relative results over the course of the past year, buoyed by significant gains in stock selections from the Information Technology sector. Skyworks Solutions (4.4%), Avago Technologies (4.1%) and NetEase, Inc. (5.4%) were the top performing holdings of the Fund and each rallied to new all-time highs during the most recent quarter; adding substantially to portfolio results. Avago (AVGO) and Skyworks (SWKS), designers and developers of semiconductors for broad based industrial applications, benefitted from accelerating revenue and earnings trends within the industry. NetEase, a more recent addition to the Fund’s portfolio, is a China based technology firm focused on online gaming which rallied in tandem with rising investor enthusiasm for the Chinese equity markets. Strong sector allocation effects boosted performance in the Fund as well. A lack of Utility and Telecommunications stocks, in tandem with a near absence of Energy investments added appreciably to the Fund’s results by avoiding the worst performing sectors of the broad market. Isis Pharmaceuticals proved to be the poorest performing selection in the Fund. Isis is a biotechnology concern, focused on the linking of genomics and drug development which came under selling pressures as enthusiasm for biotech stocks waned in the face of deteriorating broad market dynamics.

As of June 30, 2015 the portfolio was allocated in the following fashion.

Sector
Information Technology	27%
Financials	20%
Health Care	18%
Consumer Discretionary	15%
Consumer Staples	14%
Materials	4%
Industrials	2%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015 and are subject to change.

As of June 30, 2015 the top five holdings in the Fund as a percentage of market value were:

Company	Weight
NetEase, Inc.	5.3%
Fortinet, Inc.	5.0%
Valeant Pharmaceuticals International, Inc.	4.4%
Expedia, Inc.	4.4%
Skyworks Solutions, Inc.	4.4%

Holdings are subject to change and should not be considered investment advice.

Equities succumbed to selling pressures in June finishing the recently completed quarter largely unchanged and just negligibly above their 2015 starting levels. Throughout the quarter, interest rates rose in advance of an anticipated late 2015 Fed liftoff which has served to cause investors to reevaluate their current investment allocations. While equities have not produced sizable results at the broad index level, there has been a significant dispersion of results at more granular levels. The Utility and Energy sectors fell in June by more than 6% and 4% respectively, dropping their one year trailing results to -2.9% and -22.2%. Furthermore, high yielding equities were abandoned in light of increasing interest rates, driving this class of equities down more than 4% in June and over 5% year to date. Conversely, Health Care and Consumer Discretionary stocks were nearly static in June, while their results over the past year stand at 24.17% and 16.45%. An environment of disparate, uncorrelated sector results can be conducive to a tactical, active management approach. We are confident that these dynamics are likely to persist, potentially increasing the odds of successful results from our dynamic approach.

The uptick in interest rates that caused equity market pressures in the second quarter is unlikely to derail the current bull market advance, but could, in tandem with unfavorable seasonality factors, mitigate the upside for equities in the coming quarter. Acting as a counterbalance to these trends, improving macroeconomic momentum and more favorable corporate earnings comparisons may allow equities to establish new highs before the close of the calendar year. The broad economic slowdown in the first quarter was likely a result of poor weather and the California port closing. With these impediments removed, the broad economy should show signs of reacceleration in the quarters ahead, driven by pent-up demand from increasingly confident consumers. While corporate earnings growth has stalled to zero, this is broadly the effect of plummeting earnings from the Energy sector and the headwind posed by a strong dollar. We continue to believe that the combination of a strong dollar and lowered oil prices is a long-run positive for the domestic economy; however the dislocation to earnings is a short run cost. Employment trends continue to auger well for persistent economic growth with Initial Claims for Unemployment at the lowest levels of the recovery and the BLS Payroll Report continuing to indicate average job growth above 200,000 monthly.

Looking forward, we hold fast to our hypothesis that this year’s equity gains are likely to be back-end loaded and more muted than the preceding two years. We hold little conviction on the superiority of any particular style or market capitalization factors and instead see an investing landscape with more granular dispersions. Our negative view of high yield, bond surrogate equities is well documented and firmly entrenched in the current market dynamics. With bonds unlikely to fall acutely from their current levels, income investors are becoming increasingly enticed by the yield provided by conventional fixed income and less enamored with the rich valuations afforded too many income oriented equities. Sector level disparate returns seem likely to persist. Our negative view of Energy stocks remains strongly engrained while we have recently established a growing predilection for equities from the Finance arena. Banks are well positioned to benefit from the expected hike in short term interest rates while firms in the capital markets industry are profiting from robust merger and acquisition activity. We remain confident that equities continue to present a compelling risk reward relationship particularly when judged against the merits of other broad asset classes.

Sincerely,

Cory Krebs

Chief Operating Officer

Portfolio manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4514-NLD-7/30/2015

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	16.98%	22.62%	21.21%
Class A with load	10.27%	20.23%	19.19%
Class C	16.07%	21.69%	20.29%
Class I	17.12%	N/A	16.91%
S&P 500 Total Return Index(a)	7.42%	17.31%	17.65%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.56% for Class A, 2.31% for Class C, and 1.31% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is December 22, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	13.2%
Retail	11.1%
Computers	9.3%
Semiconductors	8.5%
Banks	7.8%
Food	7.3%
Biotechnology	6.4%
Pharmaceuticals	6.2%
Internet	4.4%
Chemicals	4.3%
Other/Cash & Equivalents	21.5%
100.0%

July 31, 2015

Catalyst/EquityCompass Buyback Strategy Fund

Dear Fellow Shareholders,

The Catalyst/EquityCompass Buyback Strategy Fund (the “Fund”) seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements lead to short-term post-announcement excess returns, and historical studies conclude that a buyback strategy can outperform the S&P 500 Total Return Index(1) over most time periods. According to our research, since 1996, the buyback strategy only underperformed the S&P 500 Total Return Index in 1998, 2007 and 2014. With an inception date of December 31, 2013, the Fund was launched during one of periods where buybacks underperformed. However, both the buyback strategy and the Fund have resumed their outperformance beginning 4Q 2014. We are confident in the long-term prospects of the Fund and believe that the Fund has exposure to the best buyback announcement signals.

Buyback Strategy Performance

NASDAQ BuyBack Achievers Index (DRBX) (2) is designed to capture the performance of U.S. listed companies which have repurchased at least 5% of their outstanding shares during the trailing 12 months. DRBX is a reasonable proxy for buyback strategies.

The buyback strategy significantly outperformed the S&P 500 Total Return Index during the past 10 years (see Exhibit 1). However, as with almost any strategy, there are periods of time when the strategy underperforms; Q1-Q3 2014 was one of those periods (see Exhibit 2). Fortunately, in the past, these periods of underperformance have been short-lived. The buyback strategy resumed its outperformance Q4 2014 through Q2 2015 (see Exhibit 3).

Exhibit 1: During the past 10 years, companies buying back their own shares have significantly outperformed.

Chart demonstrates performance of S&P 500 Total Return Index (SPXT) versus the NASDAQ BuyBack Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Exhibit 2: While buyback strategies have outperformed over the long-run, they underperformed Q1-Q3 2014.

Chart demonstrates performance of S&P 500 Total Return Index (SPXT) versus the NASDAQ BuyBack Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Exhibit 3: Buyback strategies resumed outperformance Q4 2014 through Q2 2015.

Chart demonstrates performance of S&P 500 Total Return Index (SPXT) versus the NASDAQ BuyBack Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Fund Investment Strategy

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index (3) that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Our quantitative models identify the companies in the Russell 3000 with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fund Performance

Similar to other buyback strategies, the Catalyst/EquityCompass Buyback Strategy Fund underperformed the S&P 500 Total Return Index Q1-Q3 2014 but has outperformed since Q4 2014. As a result, the Fund is trailing the S&P 500 Total Return Index for the 1 Year and Since Inception periods but is outperforming for the 2015 YTD period (see Exhibit 4).

Exhibit 4: Q1-Q3 2014 was one of the few periods in the past 20 years where buyback strategies underperformed; as a result, the Fund underperformed for the 1 Year and Since Inception time periods but outperformed 2015 YTD.

	2015 YTD	1 Year		Since Inception
	(12/31/14 - 06/30/15)	(06/30/14 - 06/30/15)		(12/31/13 – 06/30/15)[5]
Class A	2.32%	-0.94%[4]		0.63%
Class A with Sales Charge	-3.58%	-6.63	%4	-3.28%
Class C	2.02%	-1.65%		-0.05%
Class I	2.42%	-0.74%		0.96%
S&P 500 Total Return Index	1.23%	7.42%		9.85%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We believe that the Fund is currently positioned in the best buyback signals, the types of signals that have historically contributed to the long-term outperformance of the strategy. We are pleased that the strategy and Fund have resumed outperformance versus the S&P 500 Total Return Index, and we are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The NASDAQ BuyBack Achievers Index is a modified market capitalization weighted index designed to capture the performance of U.S. listed companies which have repurchased at least 5% of their outstanding shares for the trailing 12 months. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the Index.

(3) The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the Index.

(4) Total return in the above table represents the rate based on unadjusted NAV.

(5) Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4517-NLD-7/30/2015

Catalyst/EquityCompass Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return		Since Inception**
Class A	-0.94	%***	0.63%
Class A with load	-6.63	%***	-3.28%
Class C	-1.65%		-0.05%
Class I	-0.74%		0.96%
S&P 500 Total Return Index(a)	7.42%		9.85%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.99% for Class A, 2.74% for Class C, and 1.74% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is December 31, 2013.

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	13.2%
Chemicals	10.0%
Insurance	9.6%
Computers	9.5%
Miscellaneous Manufacturing	6.6%
Food	6.3%
Semiconductors	6.1%
Airlines	3.4%
Healthcare-Products	3.3%
Telecommunications	3.3%
Other/Cash & Equivalents	28.7%
100.0%

July 31, 2015

Catalyst/Groesbeck Growth of Income Fund

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2015.

		Since Inception
	Twelve Months Ended 06/30/15(2)	12/30/09(2)
Class A without sales charge	9.44%	11.67%
Class A with sales charge	3.16%	10.48%
Class C	8.68%	10.79%
S&P 500 Total Return Index(1)	7.42%	14.00%

The stock market continued to produce positive returns over the past 12 months, as the U.S. economy sustained its slow growth, corporate earnings increased, and the Federal Reserve remained accommodative. The Fund had strong relative performance over the fiscal year as our holdings produced good earnings and dividend growth. The average earnings growth for the portfolio over the last twelve months was approximately 20% and about 16% for dividends. Our investment strategy is to own high-quality companies with growing dividends and profits, which generally have lower earnings volatility than the average company. We expect that during this new fiscal year for the Fund, the stock market will be driven more so by companies’ earnings as compared to the deeply liquidity-driven market that the Federal Reserve has produced as a result of its accommodative stance over the past few years.

Our performance for the fiscal year ended June 30, 2015 benefitted from positive contributions from our stocks in the energy, healthcare and materials sectors. We had strong stock selection in these groups and were overweight compared to the S&P 500 in healthcare and materials. Some of our best performing holdings were: UnitedHealth Group (UNH), Apple (AAPL), FactSet Research Systems (FDS) and Kinder Morgan Inc. (KMI). All had good earnings results throughout the year and increased their dividends. The consumer discretionary, consumer staples, financial, and industrials sectors detracted from relative performance during the year. Stock selection hurt us in all these areas except consumer staples, where an underweight position was the reason.

During the past year we purchased Eaton Corp., (ETN)(3.2%), Eastman Chemical Co. (EMN)(3.2%), Gilead Sciences Inc. (GILD)(2.3%), Intercontinental Exchange, Inc. (ICE)(2.9%), JPMorgan Chase & Co. (JPM)(3.0%) and The Valspar Corporation (VAL)(2.9%).

Eaton Corp. is an industry leader in the diversified power management business, and a global manufacturer of highly engineered products for industrial, vehicle, construction, commercial, and aerospace markets. It makes hydraulic and fluid connectors, electric power distribution and control equipment, truck drivetrain systems, and engine components. Eaton has sales of $22 billion with customers in 175 countries. Earnings growth has improved over the past few quarters, and 3 dividend increases have averaged better than 10% for several years. It has a 3% yield and is trading at what we believe is a reasonable valuation.

Business restructuring initiatives at Eastman Chemical Co. is contributing to profitability while at the same time reducing cyclicality. The company has generated positive earnings surprises over the past several quarters. We see continued growth coming from acquisitions and expansion of existing capacity. The shares have a respectable yield of 2.0% and we expect low-teens dividend growth.

We have owned Gilead Sciences Inc. in growth-oriented accounts for some time, and with the initiation of a dividend in 2Q15, we added it to our Growth of Income portfolio. GILD has a strong product portfolio lead by blockbuster hepatitis C virus drugs Sovaldi and Harvoni, as well as a robust pipeline. We could also see further upside from acquisition or licensing deals. The company is enhancing shareholder value with a share repurchase program.

With the acquisition of NYSE Euronext in 2013, Intercontinental Exchange became the 2nd largest global securities exchange organization. We believe that ICE enjoys a sustainable competitive advantage due to its size, global diversification, and introduction of new products (for example, energy and credit market clearing). Management also has a proven track record of successfully integrating large acquisitions.

We anticipate continued recovery of capital markets and believe JPMorgan Chase & Co. will benefit from its diverse business operations, improvement at its retail bank and ongoing streamlining efforts. Credit metrics continue to improve and we expect core loan growth of approximately 10% as economic conditions improve over the course of the next 12-18 months. We also expect the eventual rise in interest rates to benefit the bank’s profit margin. Recently, the Federal Reserve approved JPM’s 2015 capital plan which includes a share repurchase program of $6.4 billion through 1H16. Moreover, the company recently hiked its dividend payout by 10%.

Management at The Valspar Corporation has been actively acquiring businesses that expand the company’s end-market and geographic reach. VAL is also benefiting from cost control and efficiency initiatives that started in 2008, and management expects to implement new productivity measures this year. We see growth coming from a gradual improvement in industrial markets as well as recovery in the housing sector in the U.S., as well as overseas growth in China with an expanded footprint in the UK and Ireland. Management has also shown its commitment to enhancing shareholder value with an active share repurchase plan and a 15% hike in the dividend.

Over the past twelve months we sold General Mills (GIS), Dover Corp. (DOV), GNC Holdings (GNC), Hewlett-Packard (HPQ), IBM Corp. (IBM), Las Vegas Sands (LVS), Mallinckrodt (MNK), Rock-Tenn Company (RKT), and Tupperware (TUP). In addition, Kinder Morgan Management (KMR) was acquired by its parent company in a deal that rolled up its two MLPs into Kinder Morgan Inc. (KMI). As part of the transaction, we received shares of KMI, which we continue to own, and expect it will produce strong dividend growth going forward.

We sold Dover based on concerns about ongoing weakness in the North American oil and gas markets. That weakness, along with foreign exchange headwinds and softness in the company’s refrigeration segment, will likely result in down earnings for 2015. General Mills was sold for valuation reasons and slowing growth. Weakening demand in some key categories contributed to a 1% decline in sales in 1Q15 for GNC Holdings, following similar declines in the previous two quarters. Despite cost control efforts and share repurchases, we see only mid-single digit earnings growth this year with similar expectations for dividend growth. Hewlett-Packard reached our price target. Both IBM and Tupperware were sold due to fundamental reasons – we believe these companies’ growth rates will continue to decline and be volatile, resulting in smaller dividend increases. We received Mallinckrodt stock after it acquired Questcor Pharmaceuticals (QCOR) at a nice premium to the current price. MNK was sold because it does not pay a dividend. We sold Las Vegas Sands because the company has struggled with revenue growth due to a slowdown in the Macau gambling market. Several factors are driving the weakness in Macau gambling revenues, namely a less robust Chinese economy, stricter restrictions on Chinese VIP gamblers in Macau, and a smoking ban in casinos there. Further, these trends are expected to continue or even worsen over the near future. Rock-Tenn hit our price target.

Top 10 Stock Holdings
6/30/15
Company Sector	% of Net Assets
Williams Cos., Inc. Energy	5.0%
Apple, Inc. Technology	4.9%
UnitedHealth Group, Inc. Healthcare	4.2%
FactSet Research Systems, Inc. Technology	4.1%
Kinder Morgan, Inc. Energy	3.8%
Time Warner, Inc. Consumer Discretionary	3.7%
Amgen, Inc. Healthcare	3.7%
Prosperity Bancshares, Inc. Financial	3.5%
Deere & Co. Industrials	3.5%
Visa Inc. – Cl. A Technology	3.3%

Holdings are subject to change and should not be considered investment advice.

The portfolio’s sector breakdown at June 30, 2015 compared to the S&P 500 was as follows.

Sector	% of Common Stocks	S & P 500%
Financial Services	21.0%	16.5%
Healthcare	20.0	15.4
Information Technology	16.0	19.6
Materials	12.5	3.1
Industrials	12.0	10.1
Energy	11.0	8.0
Consumer Discretionary	6.0	12.8
Consumer Staples	0.0	9.4
Utilities	0.0	2.8
Telecommunication Services	0.0	2.3

As has been the case over the past few years, dividend growth has been very strong. The average dividend growth of our year-end holdings that raised their payouts for the calendar years 2010, 2011, 2012, 2013, and 2014 were 10.5%, 15.8%, 13.3%, 19.1%, and 16.1% respectively. Through the first six months of 2015, about half our holdings have increased their dividend by an average of 18.3%. These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects.

Although over the past few years it seemed like a new dividend stock fund was being launched every couple of months, we believe our fund is fairly unique. As a dividend-growth manager, we differentiate ourselves from many other dividend managers because our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its long-term earnings and consistent relatively-fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals, i.e. - many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio compare favorably relative to the S&P 500 at June 30, 2015. The 1-year average dividend and earnings growth of our holdings have been 16.1%, and 20.4%. Our portfolio’s 5-year numbers are 22.3% and 15.3%, for dividend and earnings growth, respectively. The S&P 500’s 1-year and 5-year dividend growth are 11.6% and 14.8%, respectively, and its 1-year and 5-year earnings growth are 2.4% and 12.8%, respectively. The trailing 12-month P/E for the portfolio is 1 7.3X, compared to 18.5X for the S&P 500. Our current expectation for the portfolio’s EPS growth for this year is for a high- single- digit to low- double -digit percentage increase. Thus, we believe the portfolio is very well positioned to provide competitive future returns, while as our historical numbers show, taking on less risk than the S&P 500.

In conclusion, we expect stock selection will be at a premium as the market seeks companies with solid fundamentals and earnings that are rising faster than overall corporate profits especially as the Federal Reserve ends its accommodative measures. We believe our portfolio is well positioned with consistent and comparatively strong dividend and earnings growth. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends.

Sincerely,

Robert P. Groesbeck, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 12/30/09. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447 -4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4532-NLD-7/31/2015

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	9.44%	14.68%	14.68%	11.67%
Class A with load	3.16%	12.43%	13.33%	10.48%
Class C	8.68%	13.83%	13.84%	10.79%
Class I	9.71%	14.96%	N/A	13.53%
S&P 500 Total Return Index(a)	7.42%	17.31%	17.34%	14.00%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.69% for Class A, 2.44% for Class C, and 1.44% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is December 30, 2009 for Class A, Class C and Benchmark and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Diversified Financial Services	12.4%
Chemicals	9.2%
Pipelines	8.8%
Media	7.8%
Banks	6.5%
Biotechnology	5.9%
Pharmaceuticals	5.8%
Computers	4.9%
Healthcare-Services	4.2%
REITs	4.1%
Other/Cash & Equivalents	30.4%
100.0%

July 31, 2015

Catalyst/Groesbeck Aggressive Growth Fund

Dear Fellow Shareholders,

The Catalyst/Groesbeck Aggressive Growth Fund (the “Fund) invests in companies that are growing rapidly. Research findings indicate that companies experiencing rapid earnings growth tend to out-perform the overall stock market. We invest in companies of all market capitalizations, both domestic and foreign-domiciled. Our minimum growth rate target is a 15% annual rate, although most holdings greatly exceed that rate.

The Fund inception date was July 29, 2014. Returns since inception and for the past 6 months through June 30, 2015 as compared to the S&P 500 Total Return Index were as follows:

	Since Inception (7/29/14)[2]	6 Months Ended 06/30/15
Class A without sales charge	6.00%	3.11%
Class A with sales charge	-0.09%	-2.84%
Class C	5.20%	2.63%
Class I	6.20%	3.21%
S&P 500 Total Return Index[1]	6.78%	1.23%

The Fund’s maximum sales charge for Class “A” shares in 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher that the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Performance over the past year was aided by favorable allocation and selection effects in energy, healthcare and information technology, while consumer discretionary and industrials exposure hampered results.

Our strategy is to purchase companies selling at a very reasonable price in relation to their growth rates. In general, we seek to buy at a price-to-earnings growth ratio (PEG ratio) of 1.5 times or less Our average PEG ratio through the most recently reported earnings period was 0.9x, based on the trailing three year earnings per share growth rate. The actual three year EPS growth rate was 31.7% versus our Morningstar category average (large cap growth) of 19.4%. Our current P/E ratio is 20.5 times versus 22.3x for out Morningstar category average.

Top 10 Stock Holdings
6/30/15 (36.6% of Total Assets)
Company	% of Total
Portfolio Based on
Market Value
Skyworks Solutions, Inc.	4.3%
Valeant Pharmaceuticals International, Inc.	4.2%
O’Reilly Automotive Inc	3.8%
NXP Semiconductors NV	3.7%
Allergan plc	3.5%
Ulta Salon Cosmetics & Frag. Inc	3.5%
Polaris Industries Inc	3.4%
Air Lease Corp. – Cl. A	3.4%
Biogen Inc	3.4%
Visa Inc. – Cl. A	3.4%

Holdings are subject to change and should not be considered investment advice.

Since we strive for consistent sales and earnings growth, our portfolio weightings are largest in healthcare and information technology, as these are experiencing above-average growth trends.

Sector Allocation
	Portfolio	S & P 500
Healthcare	33%	15%
Information Technology	27%	20%
Consumer Discretionary	19%	13%
Industrials	15%	10%
Energy	3%	8%
Financials	3%	17%
Total	100%	83%

We believe the Fund is positioned for continued strong earnings growth trends. This is showing up in early June quarter results. We are confident that our approach to growth stock investing will lead to superior long-term returns. As always, we continue to monitor earnings trends to seek out new opportunities as they present themselves.

We are happy that you share our enthusiasm for growth stock investing and look forward to a long and successful relationship.

Sincerely,

Robert P. Groesbeck, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Aggressive Growth Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date on 7/29/14. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4531-NLD-7/31/2015

Catalyst/Groesbeck Aggressive Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	6.00%
Class A with load	-0.09%
Class C	5.20%
Class I	6.20%
S&P 500 Total Return Index(a)	6.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.86% for Class A, 2.61% for Class C, and 1.61% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	18.9%
Semiconductors	11.6%
Diversified Financial Services	9.7%
Biotechnology	9.2%
Retail	7.4%
Commercial Services	7.1%
Internet	5.4%
Computers	4.6%
Leisure Time	3.4%
Aerospace/Defense	3.3%
Other/Cash & Equivalents	19.4%
100.0%

July 31, 2015

Catalyst/Lyons Hedged Premium Return Fund

Dear Fellow Shareholders,

We are pleased to report a very strong year for the Catalyst/Lyons Hedged Premium Return Fund (the “Fund”) (CLPAX, CLPCX & CLPFX). The Fund’s Class A Shares trailing year return has outperformed the S&P 500 Total Return Index by 6.92%. We believe the significant outperformance reflects the strength of our approach to seeking out high quality companies available at low prices, and using options to reduce downside deviation.

The Fund has completed approximately one and a half years of operations on June 30, 2015. During this time, the Fund followed its securities selection and hedging models, and we are aware of no significant deviations from the employed investment models during the reporting period.

The Fund’s total returns for the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index1 were as follows:

	Year Ended	Since Inception
	(6/30/15)	(12/31/13)[2]
Class A without sales charge	14.34%	14.00%
Class A with sales charge	7.76%	9.58%
Class C	13.55%	13.12%
S&P 500 Total Return Index[1]	7.42%	9.85%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund’s goal is to achieve long-term capital appreciation and income with less downside volatility than the equity market. The Fund seeks to achieve its investment objectives by investing in common stocks of U.S. companies and using options to generate premium income, and seeks to hedge against a portion of the downside risk. The stock selection model employed ranks stocks according to fundamental criteria that we believe are indicative of both company strength and relative value. Factors include, but are not limited to, market capitalization, sector, earnings, cash flow and return on capital. The Fund invests quarterly in 30 of the top stocks from the model, which are equally-weighted.

When appropriate, a given stock balance may be used as collateral against the sale of short-dated put options to generate premium. As these puts expire, new short-dated put options will be sold (written) to generate additional premium. However, since inception, stock options have exhibited abnormally low implied volatility, which is a key determinant of option prices. With option prices depressed, the Fund has engaged in little or no sales of put options during the fiscal year ended 6/30/2015. When allocated to long stocks without sold put options, current income is derived from dividend yield on stock holdings.

As a hedge against downside price risk, the Fund may purchase protective put options on portfolio stocks. During the fiscal year ended June 30, 2015, the Fund has determined that index put options have been more efficient than baskets of put options on individual stocks, and has been purchasing short-term index put options or spreads on index options with expiration dates that are typically 1-2 months from purchase. The managers have allocated up to 4% of AUM toward hedging expenses in the fiscal year ended June 30, 2015.

Cash is typically allocated at 0.5%-1.5% in addition to funds reserved for hedging expense. This number can rise at the end of each quarter in anticipation of rebalancing equities and purchasing protective puts. Additionally, the full exercise price of any sold puts will be held in reserve in cash.

The Fund employs no specific policies or practices with respect to maintaining a specified level of distributions to shareholders.

The Fund outperformed the S&P 500 Total Return Index for the trailing year, up 14.34% (Class A without sales charges) compared to 7.42% for the benchmark. Additionally, the Fund is outperforming its benchmark since inception with a return of 14.00% versus 9.85% for the S&P 500 Total Return Index. We are pleased with this performance and believe that it aligns with our research and analysis of the Fund’s value investing strategy.

The stock selection model is being followed, and stock purchases are being hedged against a portion of downside price risk through the use of protective puts or spreads on index options. The Fund’s performance has been achieved despite the expense of hedging and the lack of option premium income. Performance may be attributed primarily to our stock selection. The Fund’s low downside capture relative to the benchmark may be attributed largely to our options hedge. Going forward, an increase in implied volatility levels is likely. This should result in more opportunities to generate premium income, but it should be mentioned that such gains could be offset by both declines in stock prices and an increase in hedging costs. Our goal will be to select the balance of securities that optimizes income and capital gains with downside price protection.

Sector allocation does not play a significant role in the Fund’s investment strategy. Because regulations limit sector concentration, we do include sector data in our equity selection model, but we never seek out attractive sectors on a fundamental or top-down basis. Instead, we tend to accumulate sector concentration because our selection process yields strong companies selling at depressed prices, and often the reason behind these low prices is that they are in an otherwise maligned sector. Such occurrences contributed to the past year’s strong performance. A mid-2014 selloff in retail created value opportunities for which we increased our retail allocation in the second half of 2014, while concurrently holding no energy stocks. Plummeting energy prices in the fall of 2014 provided strong gains in our overweight retail allocation, while also avoiding the negative returns in the energy sector.

As of June 30, 2015, the Fund’s holdings in equities, listed equity put options and cash was divided among economic sectors as follows (unaudited):

Sector Allocation	% of Portfolio
Information Tech.	47%
Consumer Disc	30%
Health Care	11%
Consumer Staples	6%
Industrials	3%
Materials	3%
Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015 and are subject to change.

As of June 30, 2015, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings		% of Net Assets

STRZA	Starz	4.0%
EA	Electronic Arts Inc	4.0%
GILD	Gilead Sciences Inc	3.9%
AZPN	Aspen Technology Inc	3.8%
SWKS	Skyworks Solutions Inc	3.7%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

The Catalyst/Lyons Hedged Premium Return Fund offers investors the potential to outperform the market with reduced volatility and downside risk over time. Our approach is to invest in high quality companies at discounted prices, and use options to reduce portfolio fluctuations and losses attributed to market volatility. The companies we seek exhibit strong balance sheets, cash flow and internal returns, with potential for strong earnings growth. By reviewing academic studies and conducting our own research and back-tests, we have found that our strategy has the potential to significantly outperform the equity market over time. We are pleased with the outperformance of the Fund for fiscal year 2015, and feel this performance is in line with our research and expectations. Value investing is a long-term commitment that has shown to deliver strong returns and outperformance over time. We are committed to our vision for the Fund and are pleased that you have decided to invest with us.

Sincerely,

Brent Haworth

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Hedged Premium Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

2Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4512-NLD-7/30/2015

Catalyst/Lyons Hedged Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	14.34%	14.00%
Class A with load	7.76%	9.58%
Class C	13.55%	13.12%
Class I	14.73%	13.36%
S&P 500 Total Return Index(a)	7.42%	9.85%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 4.62% for Class A, 5.37% for Class C, and 4.37% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Computers	16.1%
Retail	15.8%
Media	11.0%
Software	10.7%
Biotechnology	7.0%
Internet	6.5%
Commercial Services	6.5%
Semiconductors	5.8%
Healthcare-Products	3.4%
Apparel	3.3%
Other/Cash & Equivalents	13.9%
100.0%

July 31, 2015

Catalyst/Lyons Tactical Allocation Fund

Dear Fellow Shareholders,

We are pleased to report that the Catalyst/Lyons Tactical Allocation Fund (the “Fund”) (CLTAX, CLTCX & CLTIX) completed its third year of operations on June 30, 2015. During this time, the Fund followed its tactical allocation and securities selection models, though for a short three day period in June 2015 we increased the weighting of our top five stocks in order to maintain the Fund’s original filing status. This short-term change did not materially affect Fund performance, and it will give us flexibility over the next three years.

Our three year track record will be officially recognized by Morningstar at the conclusion of July 2015. We are excited about achieving this milestone and the increased opportunities that come with having a three-year track record and Morningstar star rating.

The Fund’s total returns for the fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the S&P 500 Total Return Index1 were as follows:

	Year Ended	Since Inception
	(6/30/15)	(7/02/12)[2]
Class A without sales charge	4.74%	17.04%
Class A with sales charge	-1.25%	14.74%
Class C	3.93%	16.20%
S&P 500 Total Return Index[1]	7.42%	17.24%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund underperformed the S&P 500 Total Return Index for the year ended June 30, 2015, as shown in the table above. During this time we remained 100% invested in equities. Since inception, the Fund’s return is in line with the S&P 500 Total Return Index, up 17.04% annually compared to 17.24% for the Index.

Prior to the second quarter of 2015, the Fund outperformed the S&P 500 Total Return Index by 2.09% annually since inception. During the second quarter, the Fund experienced what we believe is short-term underperformance that we attribute to several sector and market factors that significantly impacted the Fund. First, dividend stocks have underperformed considerably as of late, generating negative returns year-to-date while the S&P 500 Total Return Index is positive for the year. Market sentiments concerning forthcoming Fed rate increases have largely fueled the selling of dividend stocks. Second, the Fund was weighted highly in the retail and industrial sectors, which experienced large selloffs during the quarter. While the timing of this underperformance is unfavorable—as we reach our three year mark and await a Morningstar star rating—we are confident in our process of investing in high quality companies at discounted prices. Like any investment strategy, our approach is subject to periods of short-term underperformance. However, our research indicates that our value investing approach may outperform the market over most 3-5 year rolling periods, and we are confident going forward that our time-tested approach may continue to generate the results we seek.

Our proprietary risk gauge, the Quantitative Risk Indicator (QRI), has remained positive since inception, and sustained this signal throughout fiscal year 2015. Accordingly, the Fund has remained 100% invested in our equity portfolio. Our systematic process is to evaluate the QRI monthly to determine whether to maintain our equity portfolio or shift defensively to U.S. Treasuries. While maintaining our equity allocation, we systematically rebalance our portfolio each quarter by running our stock selection model. We continue to run our tactical allocation and stock selection models according to our disciplined, systematic processes, and see no economic or other extraneous factors significantly impacting the operation or efficacy of our models.

Sector allocation does not play a significant role in the Fund’s investment strategy. Because regulations limit sector concentration, we do include sector data in our equity selection model, but we never seek out attractive sectors on a fundamental or top-down basis. Instead, we tend to accumulate sector concentration because our selection process yields strong companies selling at depressed prices, and often the reason behind these low prices is that they are in an otherwise maligned sector. Such occurrences contributed to strong performance in the early part of fiscal year 2015. A mid-2014 selloff in retail created value opportunities for which we increased our retail allocation in the second half of 2014, while concurrently holding no energy stocks. Plummeting energy prices in the fall of 2014 provided strong gains in our overweight retail allocation, while also avoiding the negative returns in the energy sector.

As of June 30, 2015, the Fund’s holdings in equities, listed equity put options and cash was divided among economic sectors as follows (unaudited):

Sector Allocation	% of Portfolio
Industrials	32.0%
Information Technology	29.0%
Consumer Discretionary	19.0%
Consumer Staples	12.0%
Energy	8.0%
Total Portfolio:	100.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015 and are subject to change.

As of June 30, 2015, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings		% of Net Assets
ROK	Rockwell Automation Inc	4.3%
AAPL	Apple Inc	4.3%
IBM	Int’l Business Machines Corp	4.3%
GD	General Dynamics Corp	4.3%
MSFT	Microsoft Corp	4.3%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

The Catalyst/Lyons Tactical Allocation Fund offers investors the potential to outperform the market with downside protection during significant market drawdowns. Our approach is to invest in high quality companies at discounted prices, and seek the safety of U.S. Treasuries when equity markets become extremely risky. The companies we seek exhibit strong balance sheets, cash flow and internal returns, with potential for strong earnings growth. By reviewing academic studies and conducting our own research and back-tests, we have found that our strategy has the potential to significantly outperform the equity market over time. Despite the effects of the most recent quarter, we are pleased with the performance of the Fund, and feel this performance is in line with our research and expectations. Value investing is a long-term commitment that has shown to deliver strong returns and outperformance over time. We are committed to our vision for the Fund and are pleased that you have decided to invest with us.

Sincerely,

Brent Haworth

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1 The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

2 Since inception returns assume inception date of 07/02/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4513-NLD-7/30/2015

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	4.74%	17.04%
Class A with load	-1.25%	14.74%
Class C	3.93%	16.20%
Class I	5.01%	4.29%
S&P 500 Total Return Index(a)	7.42%	17.24%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.78% for Class A, 2.53% for Class C, and 1.53% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is July 2, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	14.6%
Aerospace/Defense	11.9%
Commercial Services	11.5%
Computers	8.6%
Machinery-Diversified	8.2%
Software	8.2%
Oil & Gas	4.1%
Semiconductors	3.9%
Miscellaneous Manufacturing	3.9%
Household Products/Wares	3.9%
Other/Cash & Equivalents	21.2%
100.0%

July 31, 2015

Catalyst Macro Strategy Fund

Dear Fellow Shareholders,

The Catalyst Macro Strategy Fund (the “Fund”) offers an actively managed, absolute return strategy that seeks to generate positive returns in any market environment by participating in macroeconomic trends in volatility, equities, currencies fixed income and commodities. In November 2014, David Miller and Jerry Szilagyi took over as the Fund’s portfolio managers. Beginning in December 2014, the Fund transitioned away from primarily investing in other mutual funds and closed-end funds, seeking to keep volatility low with the tradeoff of low expected returns, to instead focusing on more opportunistic investments in asset classes that exhibit persistent trends. By March 2015, the Fund’s prospectus was updated to allow us to fully implement the Fund’s current investment strategy.

We are pleased with the performance of the Fund. Since taking over the strategy officially on November12, 2014, the Fund has generated a 21.66% return through June 30, 2015. For the 2015 YTD period, the Fund significantly outperformed its IQ Hedge Composite Beta Index (1) with a 24.80% return compared to 0.29%.

The Fund’s total returns for the 2015 YTD ended 06/30/15, fiscal year ended 06/30/15 and for the period since inception through 06/30/15 as compared to the IQ Hedge Composite Beta Index were as follows:

	2015 YTD	Fiscal Year Ended	Since Inception
	(06/30/2015)	(06/30/15)	(03/11/14)(2)
Class A	24.80%	20.94%	18.00%
Class A with Sales Charge	17.64%	13.95%	12.76%
Class C	25.00%	20.53%	17.51%
Class I	24.88%	21.49%	18.41%
IQ Hedge Composite Beta Index(1)	0.29%	-0.23%	1.34%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The investment team constantly monitors the macro environment for investment opportunities across all asset classes. We actively trade in and out of positions in an attempt to keep the portfolio in the best opportunities while considering risk and return. The Catalyst Macro Strategy Fund has significantly outperformed since the change in investment strategy, and we believe the Fund can continue to outperform given its distinctive investment approach.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the IQ Hedge Composite Beta Index.

(2) Since inception returns assume inception date of 03/11/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4529-NLD-7/30/2015

Catalyst Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	20.94%	18.00%
Class A with load	13.95%	12.76%
Class C	20.53%	17.51%
Class I	21.49%	18.41%
IQ Hedge Composite Beta Index(a)	-0.23%	1.34%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.59% for Class A, 3.34% for Class C shares, and 2.34% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets.

**	Inception date is March 11, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type (long only)	% of Net Assets
Short Term Investments	96.9%
Options Purchased	43.8%
Exchange Traded Funds	15.4%
Other/Cash & Equivalents	(56.1)%
100.0%

July 31, 2015

Catalyst/MAP Global Capital Appreciation Fund

Dear Fellow Shareholders:

The Catalyst/MAP Global Capital Appreciation Fund’s (the “Fund”) total returns for the periods since inception through 06/30/15 as compared to the MSCI All Country World Stock Index (1) were as follows:

Fund vs Index Performance	Fiscal Year Ended 6/30/15	Since Inception 7/29/2011[2]
Class A without sales charge	-3.58%	8.69%
Class A with sales charge	-9.14%	7.06%
Class C	-4.37%	7.88%
MSCI All Country World Stock Index[1]	1.23%	8.98%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

As of June 30, 2015, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Wendy’s Company	4.0%
Sanofi ADR	4.0%
Campbell Soup Co	3.9%
Novartis AG-ADR	3.7%
Kratos Defense & Security	3.5%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015 the portfolio was allocated in the following fashion.

Sector Allocation	% of Portfolio
Consumer Staples	31%
Information Technology	16%
Consumer Disc.	14%
Health Care	11%
Energy	8%
Telecom	6%
Industrials	6%
Utilities	5%
Financials	2%
Funds	1%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2015.

During the past year, investors speculated when and to what degree the U.S. Fed would begin to raise interest rates. This speculation caused dramatic moves in the currency markets and stock markets around the world. Investors were also confronted with sluggish economic activity globally, anemic corporate earnings growth, geopolitical uncertainties and falling oil prices. In as much as the Fed would like to raise rates sooner rather than later, we believe they will likely move later and slower than many believe. In short, we do not believe the U.S. economy is strong enough to tolerate any sort of meaningful rate hikes. During the latter part of 2014 and the first quarter of 2015, the U.S. dollar soared versus many other of the world’s currencies, as investors speculated that rate hikes would take place sooner rather than later. The ascent of the dollar put pressure on U.S. corporations, with 349 of the 500 companies comprising the S&P 500 citing the strong dollar as a headwind for their revenues and earnings in the first quarter. Any move by the Fed to push rates higher, would likely send the dollar higher, thereby further impacting U.S. companies and their exporting businesses. During the last quarter, the euro rose nearly 4% against the dollar, marking its best quarterly performance in over 4 years as investors began to discount the likelihood of Fed raising rates soon.

As mentioned previously, we believe the Fed will likely move later rather than sooner with regard to interest rates and any increases, when they occur, should be very modest. In short, we do not believe the U.S. economy is strong enough to tolerate higher interest rates or a stronger U.S. dollar. A stronger U.S. dollar would further dampen U.S. exports, forcing U.S. companies to begin cost cutting measures in an attempt to maintain margins.

During the fiscal year, we reduced our exposure to some foreign holdings to better position the Fund. Names such as Societe d’Edition de Canal, Exor, Eni, Statoil, Boskalis Westminster, and AGT were sold. New additions included Tetra Tech, Discovery Communications, and Tiger Brands. For the Global Total Return Income Fund, we continue to keep our fixed income maturities relatively short (with a weighted average maturity under two years), as we do not believe current risk/reward characteristics are favorable for extending maturities.

Most recently, investors were focusing on Greece as their financial “tragedy” continues to unfold. We believe this matter is just as much political as it is financial at this juncture. There will likely be some sort of compromise that will keep Greece in the Eurozone for now, as politicians continue to “kick the can down the road.” The fact remains, however, that Greece is grappling with an insurmountable about of debt and that some sort of restricting will eventually need to take place.

China has recently taken front and center stage as their stock market has plunged over the past month, after soaring over the previous 12 months. Due to a lack of transparency in the Chinese market, we have avoided the region. This meant that we missed the party over the past year, but we are now missing the hangover. We believe valuations in China remain excessive and transparency leaves a lot to be desired.

Central banks around the world are keeping interest rates historically low, which in turn is fostering a “risk-on” mentality in the investment world. Just a few months ago, much of Europe was actually experiencing negative interest rates. This defies all financial logic and common sense. Traditionally, bonds have been thought of as safe, conservative, buy and hold investments. Buying a bond with a negative yield is anything but safe or conservative. It was nothing more than a greater fool theory at work - buy a bond with a negative yield hoping to find another investor down the road who will buy it at an even higher price (greater negative yield). The same risk-on mentality has found its way into the equity markets, whereby stocks with the highest valuations out-performed their lower valuation counterparts.

There are pockets within the markets that look and feel a lot like the late 1990’s. Recall that was a time when the dot coms where soaring and investors were talking about the new paradigm, whereby traditional means of stock value were “old school” and that investors needed to embrace the new valuation models. It took the NASDAQ Composite over 15 years to recover those losses and many of the once highflyers never recovered.

A combination of historically low interest rates and corporations searching for growth, fueled merger and acquisition (M&A) activity during the first half of the year. In the U.S., M&A activity was up 60% to nearly $988 billion, making this the strongest first half since records started in 1980. Globally, M&A rose 38% compared with the first half of last year, to $2.18 trillion. This was the highest level since 2007. While such numbers are probably not sustainable over the long-term, we do believe conditions are favorable for them to continue a while longer. We believe interest rates will likely have an upward bias, but are likely to remain low, from a historical perspective. Additionally, after years of under-investment, companies are looking to grow their businesses. Many are finding it easier and quicker to purchase growth, as opposed to growing it organically. While this pace cannot continue indefinitely, we do believe a lower interest rate/slow growth environment is conducive for it to continue for a while longer.

We continue to believe that defensive equities offer the best long-term risk/reward characteristics vis-a-via other investments.

Our decades of investment experience have taught us that the best values are rarely found on the surface. They are discovered through exhausting research and careful analysis of financial statements and valuation metrics. We continue to keep our eyes open for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before committing clients’ capital. We sincerely appreciate your confidence. Please know that we work diligently and ethically every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Capital Appreciation Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2) Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4520-NLD-7/30/2015

Catalyst/MAP Global Capital Appreciation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-3.58%	11.41%	8.69%
Class A with load	-9.14%	9.24%	7.06%
Class C	-4.37%	10.60%	7.88%
Class I	-3.33%	N/A	-2.59%
MSCI All Country World Stock Index(a)	1.23%	13.61%	8.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.78% for Class A, 2.53% for Class C, and 1.53% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Food	16.2%
Pharmaceuticals	10.1%
Telecommunications	7.8%
Oil & Gas	7.4%
Retail	7.0%
Agriculture	6.6%
Internet	4.9%
Media	3.8%
Aerospace/Defense	3.4%
Software	3.1%
Other/Cash & Equivalents	29.7%
100.0%

July 31, 2015

Catalyst/MAP Global Total Return Income Fund

Dear Fellow Shareholders:

The Catalyst/MAP Global Total Return Income Fund’s (the “Fund”) total returns for the periods since inception through 06/30/15 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Fiscal Year Ended 6/30/15	Since Inception 7/29/2011[2]
Class A without sales charge	-0.57%	6.91%
Class A with sales charge	-6.31%	5.31%
Class C	-1.24%	6.12%
50% MSCI AWCI/50% ML A-AAA 1-3yr US Corp.	1.21%	5.52%
MSCI All Country World Stock Index[1]	1.23%	8.98%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com .

As of June 30, 2015, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Wendy’s Company (The)	4.5%
Sanofi ADR	3.1%
Vodafone Group PLC - SP ADR	2.8%
Dell Inc 3.100% 04/16	2.7%
Molson Coors Brewing Co.	2.7%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015 the portfolio was allocated in the following fashion.

Sector Allocation	% of Portfolio
Consumer Staples	20%
Consumer Disc.	16%
Financials	12%
Information Technology	10%
Industrials	9%
Health Care	8%
Telecom	8%
Materials	5%
Energy	5%
Other	7%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2015.

During the past year, investors speculated when and to what degree the U.S. Fed would begin to raise interest rates. This speculation caused dramatic moves in the currency markets and stock markets around the world. Investors were also confronted with sluggish economic activity globally, anemic corporate earnings growth, geopolitical uncertainties and falling oil prices. In as much as the Fed would like to raise rates sooner rather than later, we believe they will likely move later and slower than many believe. In short, we do not believe the U.S. economy is strong enough to tolerate any sort of meaningful rate hikes. During the latter part of 2014 and the first quarter of 2015, the U.S. dollar soared versus many other of the world’s currencies, as investors speculated that rate hikes would take place sooner rather than later. The ascent of the dollar put pressure on U.S. corporations, with 349 of the 500 companies comprising the S&P 500 citing the strong dollar as a headwind for their revenues and earnings in the first quarter. Any move by the Fed to push rates higher, would likely send the dollar higher, thereby further impacting U.S. companies and their exporting businesses. During the last quarter, the euro rose nearly 4% against the dollar, marking its best quarterly performance in over 4 years as investors began to discount the likelihood of Fed raising rates soon.

As mentioned previously, we believe the Fed will likely move later rather than sooner with regard to interest rates and any increases, when they occur, should be very modest. In short, we do not believe the U.S. economy is strong enough to tolerate higher interest rates or a stronger U.S. dollar. A stronger U.S. dollar would further dampen U.S. exports, forcing U.S. companies to begin cost cutting measures in an attempt to maintain margins.

During the fiscal year, we reduced our exposure to some foreign holdings to better position the Fund. Names such as Societe d’Edition de Canal, Exor, Eni, Statoil, Boskalis Westminster, and AGT were sold. New additions included Tetra Tech, Discovery Communications, and Tiger Brands. For the Global Total Return Income Fund, we continue to keep our fixed income maturities relatively short (with a weighted average maturity under two years), as we do not believe current risk/reward characteristics are favorable for extending maturities.

Most recently, investors were focusing on Greece as their financial “tragedy” continues to unfold. We believe this matter is just as much political as it is financial at this juncture. There will likely be some sort of compromise that will keep Greece in the Eurozone for now, as politicians continue to “kick the can down the road.” The fact remains, however, that Greece is grappling with an insurmountable about of debt and that some sort of restricting will eventually need to take place.

China has recently taken front and center stage as their stock market has plunged over the past month, after soaring over the previous 12 months. Due to a lack of transparency in the Chinese market, we have avoided the region. This meant that we missed the party over the past year, but we are now missing the hangover. We believe valuations in China remain excessive and transparency leaves a lot to be desired.

Central banks around the world are keeping interest rates historically low, which in turn is fostering a “risk-on” mentality in the investment world. Just a few months ago, much of Europe was actually experiencing negative interest rates. This defies all financial logic and common sense. Traditionally, bonds have been thought of as safe, conservative, buy and hold investments. Buying a bond with a negative yield is anything but safe or conservative. It was nothing more than a greater fool theory at work - buy a bond with a negative yield hoping to find another investor down the road who will buy it at an even higher price (greater negative yield). The same risk-on mentality has found its way into the equity markets, whereby stocks with the highest valuations out-performed their lower valuation counterparts.

There are pockets within the markets that look and feel a lot like the late 1990’s. Recall that was a time when the dot coms where soaring and investors were talking about the new paradigm, whereby traditional means of stock value were “old school” and that investors needed to embrace the new valuation models. It took the NASDAQ Composite over 15 years to recover those losses and many of the once highflyers never recovered.

A combination of historically low interest rates and corporations searching for growth, fueled merger and acquisition (M&A) activity during the first half of the year. In the U.S., M&A activity was up 60% to nearly $988 billion, making this the strongest first half since records started in 1980. Globally, M&A rose 38% compared with the first half of last year, to $2.18 trillion. This was the highest level since 2007. While such numbers are probably not sustainable over the long-term, we do believe conditions are favorable for them to continue a while longer. We believe interest rates will likely have an upward bias, but are likely to remain low, from a historical perspective. Additionally, after years of under-investment, companies are looking to grow their businesses. Many are finding it easier and quicker to purchase growth, as opposed to growing it organically. While this pace cannot continue indefinitely, we do believe a lower interest rate/slow growth environment is conducive for it to continue for a while longer. We continue to believe that defensive equities offer the best long-term risk/reward characteristics vis-a-via other investments.

Our decades of investment experience have taught us that the best values are rarely found on the surface. They are discovered through exhausting research and careful analysis of financial statements and valuation metrics. We continue to keep our eyes open for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before committing clients’ capital. We sincerely appreciate your confidence. Please know that we work diligently and ethically every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Total Return Income Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2) Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4534-NLD-7/31/2015

Catalyst/MAP Global Total Return Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-0.57%	8.47%	6.91%
Class A with load	-6.31%	6.35%	5.31%
Class C	-1.24%	7.70%	6.12%
Class I	-0.24%	N/A	0.25%
MSCI All Country World Stock Index Net(a)	1.23%	13.61%	8.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.84% for Class A, 2.59% for Class C, and 1.59% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The“MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Diversified Financial Services	12.2%
Telecommunications	9.8%
Pharmaceuticals	7.9%
Food	7.8%
Retail	7.2%
Computers	6.0%
Oil & Gas	4.5%
Beverages	4.3%
Media	3.9%
Agriculture	3.4%
Other/Cash & Equivalents	33.0%
100.0%

July 31, 2015

Catalyst MLP & Infrastructure Fund

Dear Fellow Shareholders,

We are pleased to report a strong initial six months for the Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) since its launch at the end of 2014. The Fund invests in the securities of master limited partnerships (MLPs), general partners of MLPs (GPs) and other businesses that derive a majority of their revenue from energy infrastructure activities. GPs typically enjoy faster distribution growth than traditional MLPs due to their ability to participate in growth in cash flows from their affiliated MLP without the need to invest additional capital. The Fund has outpaced every member of its Morningstar peer group and the Alerian MLP Total Return Index1 since inception2.

Performance Chart: The Fund has outperformed the Alerian MLP Total Return Index1 by 11.63% since inception2.

Investment Strategy

The Fund invests in the GPs of MLPs, MLPs and other energy infrastructure businesses. GPs are typically entitled to up to 50% of the Distributable Cash Flow (DCF) generated by an MLP via Incentive Distribution Rights (IDRs). IDRs do not require that the GP invest additional capital to fund growth, so the GP is able to participate in the DCF growth at the MLP level without suffering any dilution. In this respect, the GP of an MLP has a role analogous to that of the GP of other limited partnerships such as hedge funds and private equity funds. Just as the managers of these alternative asset classes benefit substantially from asset growth in their underlying businesses, so do MLP GPs similarly benefit from asset growth in their underlying MLPs. It is the investment manager’s strong belief that the development of shale oil and gas reserves in the U.S. is creating substantial new demand for energy infrastructure to extract, gather, process, transport, store, refine and distribute oil, natural gas and natural gas liquids (NGLs). This is leading to strong growth in the assets held by MLPs and other energy infrastructure businesses which the manager believes will lead to commensurately strong growth in DCF to MLP GPs through IDRs. The Fund is positioned to benefit from what the manager believes is a secular trend towards greater U.S. domestic production of fossil fuels.

The Fund seeks to pay a monthly distribution of not less than $0.05 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2015 Performance

The Catalyst MLP & Infrastructure Fund outperformed the Alerian MLP Total Return Index1 for the partial fiscal year since inception2 on December 22, 2014, by returning 1.76% for Class I, compared with the index return of -10.05%. This strong relative performance was maintained throughout the period, with 2015 YTD performance +1.68% versus -11.0% for the Index, and 2Q15 performance of -2.69% versus -6.09% for the Index. We are pleased with this significant outperformance and believe that it validates a key insight behind our investment strategy, which is that over time MLP GPs can provide superior returns to the Alerian MLP Total Return Index.

The Fund’s total returns for the period since inception2 and YTD through 06/30/15 as compared to the Alerian MLP Total Return Index1 were as follows:

	2015 YTD (06/30/15)	Since Inception (12/22/14)[2]
Class A	1.68%	1.58%/
Class A with Sales Charge	-4.17%	-4.26%
Class C	1.45%	1.35%
Class I	1.86%	1.76%
Alerian MLP Total Return Index[1]	-11.00%	-10.05%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2015, we held 22 names.

As of June 30, 2015, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Williams Cos., Inc.	10.1%
Enlink Midstream LLC	10.1%
Targa Resources Corp	9.6%
Plains GP Holdings LP	9.3%
Nustar GP Holdings LLC	8.1%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry (Common Stock)
Canadian Energy Infrastructure	8.15%	General Partner - Mixed Energy Infrastructure MLP	14.60%
Mixed Energy Infrastructure	1.78%	General Partner - Gathering & Processing	10.91%
Mixed Energy Infrastructure MLP	3.09%	General Partner - Liquids Transportation & Storage	17.06%
Gathering & Processing	3.01%	General Partner - Logistics & Terminals	18.89%
Liquids Transportation & Storage	3.51%	General Partner - Natural Gas	4.46%
Natural Gas Transportation & Storage	3.37%	Transportation & Storage Refining	1.59%
Oil & Gas Services	7.55%
		Total Common Stock:	97.97%
		Cash
		Money Market Fund	2.03%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015.

Summary

We believe that investing in MLP GPs represents a highly advantageous way to benefit from the development of shale oil and gas resources in the U.S. GPs, through their IDRs, are uniquely well positioned to participate in this growth on very attractive terms. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

We are pleased with the Fund’s strong start and believe we are in the early stages of a secular trend towards increased domestic oil and gas production with its associated need for additional energy infrastructure. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is significantly invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index.

(2) Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4530-NLD-7/31/2015

Catalyst MLP & Infrastructure Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	1.58%
Class A with load	-4.26%
Class C	1.35%
Class I	1.76%
Alerian MLP Total Return Index(a)	-10.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.78% for Class A, 2.53% for Class C, and 1.53% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	77.6%
Oil & Gas Services	13.2%
Mining	4.1%
Oil & Gas	3.4%
Gas	0.9%
Other/Cash & Equivalents	0.8%
100.0%

July 31, 2015

Catalyst/Princeton Floating Rate Income Fund

Dear Fellow Shareholders:

During the first half of 2015 the markets continue to seek clarity on both the global Macro front and the strength of the U.S. economy. We ended 2014 with a collapse in oil and commodity prices, concerns over a European recovery and the impact on global markets due to a slowdown in China. While domestically concerns over the viability of the current U.S. recovery and timing of the first Fed hike have kept equity markets in check. The growth in the U.S. has been flat as real gross domestic product (GDP) edged down 0.2 percent at an annual rate in the first quarter of 2015. The slower first quarter follows a solid increase of 3.6 percent at an annual rate during the second half of 2014. Over the past four quarters, GDP rose 2.9 percent. First-quarter growth was likely affected by a number of transitory factors including unusually severe weather, the West Coast ports dispute, and various measurement issues. A decline in net exports was another important contributor to weak GDP growth. Indeed, net exports subtracted nearly 2 full percentage points from quarterly GDP growth. Furthermore, structures investment subtracted about 0.6 percentage point from GDP (see point 4), reflecting reduced oil drilling in the wake of last year’s decline in oil prices. Despite the decrease in GDP, real gross domestic income—an alternate measure of economic output—increased 1.9 percent at an annual rate in the first quarter. We expect the U.S. economy to improve in the coming quarters as unemployment continues to head toward 5%, retail sales rebound in the 2nd half of 2015 and continued lower oil prices support consumer spending. However the recent drama in Greece created serious concerns about the viability of the EU but with the recent agreement between Greece and member nations this fear has been put on the back burner. Assuming Greece continues to comply with the EU requirements the impact on growth in Europe and currency will turn out to be minimal. While over in China mixed economic results during the first half of 2015 were a concern to the global markets they have been met with a very aggressive Central government that you lead to more stability in the coming quarters as growth remains in the 5-7% range. Furthermore, the markets were shaken and continue to be shaken by unforeseen bouts of geopolitical tensions in the Ukraine, Russia and Iraq that also lent a helping hand to safe haven assets such as sovereign debt , U.S. Dollar and Treasuries, to name a few. We will keep an eye on these global events and new situations that develop as we head into the 2nd half of the year to determine how best to position our portfolio to maximize yield and manage risk.

With a continued mixed global macro environment but EXPECTED improvements in the U.S. economy in the second half of this year, we expect the credit markets to continue and provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half after a positive first half. As Greece recedes from the headline to merely the front page, the usual drivers of credit spreads— monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves. In summary, this means that U.S. spreads can tighten, especially in the bank loan and HY sectors. With Greek default and treasury volatility hitting credit markets in recent weeks, leveraged loans have steadily outperformed HY and IG, declining just 0.5% vs. -1.7% for both HY and IG in June. Loans are the best performing credit asset class so far this year, with liquid leveraged loans advancing 2.7%, trumping the 2.1% return of US HY, while IG cash had the first negative returns (-1.0%) since 2006 as treasuries sold off and spreads widened due to unexpectedly strong new issuance. The positive performance in the first half of the year was driven by several factors:

●	We expect loans will again outperform in the second half of the year (3-3.5% returns) as the market braces for the first Fed rate hike in a decade. The low duration and hence lower volatility of the asset class continues to be attractive to institutional investors and SHOULD be attractive to retail as well.

Source: Credit Suisse and Bloomberg

●	Demand continues to outstrip supply – New issues across both loans and bonds are below expectations.

○	For the first half of 2015 bank loans had a gross new issuance of approximately $211 Billion which is down 36% from first half of 2014 and bonds of $175 Billion.

●	It was only a few years ago that investors were fixated on the upcoming maturity schedule, but strong capital market conditions have improved corporate liquidity and minimized the need to access capital.

○	Over next 2-3 years $168bn and $367bn, or a mere 6.3% and 13.7% of the $2.7trn leveraged credit market will mature.

○	Limited maturities, coupled with our expectation for continued strength in capital market activity, are important factors behind our belief that default rates (excluding Energy) will remain below 2% through year end 2016.

■	Including Energy we still expect Bank Loan default rates to remain at 2% since it is a small component of the asset class. However we expect HY default rate to increase to 3% in 2016.

●	Underlying corporate fundamentals continue to show improvement

○	EBITDA Margins remained strong while Leverage slightly ticked lower to 4.1x but well below peak of 5.2x in 3Q2009.

●	The Bank Loan market is considerably more insulated form commodity risk than the HY market, given the lower exposure to Energy and miners – 5% vs 20% for HY. Energy loans have recovered from last year, however we continue to underweight energy and commodities until further clarity.

○	Expect default rates in energy to approach 6-8% if oil remains below $55 over next 12 months.

○	Limit exposure to energy names across our HY allocation.

●	CLO issuance continues to move higher with more than $80-90 billion expected to be issued this year even as new regulation in the U.S. takes effect in 2016. CLOs continue to improve bank loan liquidity but provide a floor for pricing.

○	Offsets outflows from Retail bank loan funds since 2014

●	Retail loan flows have started to stabilize over the past few months as investors start to realize the Fed will be raising rates in the coming months.

○	Bank Loan outflows of $6.6bn YTD 2015 and -$23.8bn in 2014

○	HY has experienced an inflow of slightly under $1bn of inflows YTD (after $8bn of out flows in June 2015 alone) and after a record -$20 billion last year

Performance

Average Annualized Total Return Performance				As of June 30, 2015
				Since
Inception: 12/31/2012	YTD*	1 year	2 Year	Inception (1)
Class A without Sales Charge	2.93%	0.11%	4.24%	4.85%
Class C	2.57%	-0.64%	3.37%	4.02%
Class I	3.07%	0.27%	4.43%	5.05%
Class A with Sales Charge	-1.93%	-4.64%	1.72%	2.82%
S&P/LSTA U.S. Leveraged Loan 100 Index	1.76%	0.28%	2.89%	3.10%

*	Aggregate total return, not annualized.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

On a total return basis, for the six months ended June 30, 2015, the Catalyst/Princeton Floating Rate Income Fund’s (the “Fund”) Class I outperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index, by approximately 3.23%. The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on secondary relative value investments versus new issuance, cash management and credit selection. In general, new issues spreads have tightened since the beginning of the year and we believe secondary markets offer more attractive investments at this time with an opportunity for capital appreciation alongside a more attractive yield. Cash management is extremely important as we do not deploy any leverage in the Fund. So in order to minimize impact on our portfolio yield, we may from time to time invest in the BKLN ETF to minimize impact on the Fund’s yield. Finally, as the recent volatility has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of market pressure and liquidity constraints.

Sector Allocation and Asset Selection

As of June 30, 2015 the Fund had an allocation of 84% to bank loans and 16% in HY (vs 21% at June 30, 2014). As far as sector positioning in the loan asset class, the Fund’s overweight positions in Technology, Retail and Telecommunication were positive contributors to performance. While we reduced our exposure to Gaming and Energy, we may seek to increase exposure in the future if opportunity present themselves.

Bank Loan & High Yield Split

Mark to Markit
HY	16%
Loan	84%

Top 5 Bank Loan Holdings

Company	Coupon	Moody’s	S&P
BMC Software Finance Inc	L+ 5.00%	B1	B
Albertson’s LLC	L+ 5.50%	Ba3	BB-
Avaya, Inc.	L+ 6.25%	B1	B
Presidio, Inc.	L+ 5.25%	B1	B
YRC Worldwide Inc	L+ 8.25%	Ba3	CCC+

Top 3 High Yield Holdings

Company	Coupon	Moody’s	S&P
Rockies Express Pipelines, Inc.	6.00%	Ba2	BB+
NRG Energy, Inc.	6.25%	B1	BB-
FLY Leasing Limited	6.38%	B2	BB

Top 10 Industries

Moody’s Issuer Industry Classification	Calculated Percent (%) of Net Assets
Technology (83)	9.84%
Retail (81)	7.80%
Telecommunications (84)	6.99%
Media (74)	5.16%
Oil & Gas (94)	4.92%
Electronics (13)	4.36%
Healthcare, Education and Childcare (17)	3.97%
Utilities (32)	3.80%
Automotive (61)	3.41%
Transportation Services (88)	3.36%

Current outlook

As we look forward, we expect bank loans to have a positive end to 2015 due to strong underlying credit fundamentals, continued weakness in supply, stability in energy prices and higher interest rates. We expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively. We expect Greece, China and Iran (Nuclear Deal) to have a less of an impact on the U.S. economy and credit markets during the second half of the year but we will take advantage of any short term weakness to add to our portfolio or rebalance existing holdings. We believe that underlying fundamentals across bank loans (and high yield) support our view on continued strong performance with support from technicals that will minimize volatility across the asset class. In addition bank loans provide a hedge against long duration bonds and equities as interest rates increase in the coming months. In addition we will continue to strategically deploy our 20% HY bucket to take advantage of strong new issuance, enhance yield and manage liquidity without the use of any leverage.

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

S&P/LSTA Leveraged Loan Index - The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

BKLN ETF -The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4527-NLD-7/30/2015

Catalyst/Princeton Floating Rate Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	0.11%	4.85%
Class A with load	-4.64%	2.82%
Class C	-0.64%	4.02%
Class I	0.27%	5.05%
S&P/LSTA U.S. Leveraged Loan 100 Index(a)	0.28%	3.10%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’ s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds are 1.69% for Class A and 2.46% for Class C, and 1.39% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment	% of Net Assets
Bank Loans	80.4%
Corporate Bonds	16.3%
Short-Term Investments	4.0%
Collateralized Loan Obligations	3.5%
Other/Cash & Equivalents	(4.2)%
100.0%

July 31, 2015

Catalyst/Princeton Hedged Income Fund

Dear Fellow Shareholders:

During the first half of 2015 the markets continue to seek clarity on both the global Macro front and the strength of the U.S. economy. We ended 2014 with a collapse in oil and commodity prices, concerns over a European recovery and the impact on global markets due to a slowdown in China. While domestically concerns over the viability of the current U.S. recovery and timing of the first Fed hike have kept equity markets in check. The growth in the U.S. has been flat as real gross domestic product (GDP) edged down 0.2 percent at an annual rate in the first quarter of 2015. The slower first quarter follows a solid increase of 3.6 percent at an annual rate during the second half of 2014. Over the past four quarters, GDP rose 2.9 percent. First-quarter growth was likely affected by a number of transitory factors including unusually severe weather, the West Coast ports dispute, and various measurement issues. A decline in net exports was another important contributor to weak GDP growth. Indeed, net exports subtracted nearly 2 full percentage points from quarterly GDP growth. Furthermore, structures investment subtracted about 0.6 percentage point from GDP (see point 4), reflecting reduced oil drilling in the wake of last year’s decline in oil prices. Despite the decrease in GDP, real gross domestic income—an alternate measure of economic output—increased 1.9 percent at an annual rate in the first quarter. We expect the U.S. economy to improve in the coming quarters as unemployment continues to head toward 5%, retail sales rebound in the 2nd half of 2015 and continued lower oil prices support consumer spending. However the recent drama in Greece created serious concerns about the viability of the EU but with the recent agreement between Greece and member nations this fear has been put on the back burner. Assuming Greece continues to comply with the EU requirements the impact on growth in Europe and currency will turn out to be minimal. While over in China mixed economic results during the first half of 2015 were a concern to the global markets they have been met with a very aggressive Central government that you lead to more stability in the coming quarters as growth remains in the 5-7% range. Furthermore, the markets were shaken and continue to be shaken by unforeseen bouts of geopolitical tensions in the Ukraine, Russia and Iraq that also lent a helping hand to safe haven assets such as sovereign debt , U.S. Dollar and Treasuries, to name a few. We will keep an eye on these global events and new situations that develop as we head into the 2nd half of the year to determine how best to position our portfolio to maximize yield and manage risk.

With a continued mixed global macro environment but EXPECTED improvements in the U.S. economy in the second half of this year, we expect the credit markets to continue and provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half after a positive first half. As Greece recedes from the headline to merely the front page, the usual drivers of credit spreads—monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves.

In summary, this means that U.S. spreads can tighten, especially in the bank loan and HY sectors. With Greek default and treasury volatility hitting credit markets in recent weeks, leveraged loans have steadily outperformed HY and IG, declining just 0.5% vs. -1.7% for both HY and IG in June. Loans are the best performing credit asset class so far this year, with liquid leveraged loans advancing 2.7%, trumping the 2.1% return of US HY, while IG cash had the first negative returns (-1.0%) since 2006 as treasuries sold off and spreads widened due to unexpectedly strong new issuance. Below shows the first half of the year performance for majority of the asset classes.

Source: Credit Suisse, Bloomberg

The Catalyst/Princeton Hedged Income Fund’s (the “Fund”) positive performance in the first half of the year was driven by several factors:

The High Yield long positions in the portfolio have been the largest contributor to the overall performance of the fund since inception. However we have seen some weakness in HY due to the summer months and lack of liquidity, we will seek to take advantage of opportunities across BB rated bonds with final maturity under 7 years.

Source: Credit Suisse and Bloomberg

We also were active across Investment Grade Bonds, Mortgage Backed Bonds but remain underweight due to the risk/return profile. As we expect interest rates to rise in the coming months we may seek to increase our exposure. However at this time we are short the U.S. Treasuries as a hedge for the portfolio.

The current short positions across the Fund hurt our overall performance but provided a hedge against market volatility.

○	Currently we are using ETFs to manage our short book, as the Fund assets increase we will deploy other shorting strategies to manage the portfolio risk and increase Alpha.

Performance

			As of June
Average Total Return Performance			30, 2015
	3 Months	6 Months	Since Inception (11/07/2014) (1)
Class A without Sales Charge	1.98%	2.46%	0.08%
Class A with Sales Charge	-2.91%	-2.36%	-4.69%
Class C	1.79%	1.98%	-0.45%
Class I	2.05%	2.45%	0.11%
Barclays U.S. Agg. Bond Index	-0.30%	-0.10%	0.62%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

On a total return basis, for the six months ended June 30, 2015, Catalyst/Princeton Hedged Income Fund outperformed its benchmark, the Barclays U.S. Agg. Bond Index, by approximately 2.55% (Class I). The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on secondary relative value investments versus new issuance, cash management and credit selection. In general, new issues spreads have tightened since the beginning of the year and we believe secondary markets offer more attractive investments at this time with an opportunity for capital appreciation alongside a more attractive yield. Cash management is extremely important as we do not deploy any leverage in the fund. So in order to minimize impact on our portfolio yield, we may from time to time invest in the BKLN ETF to minimize impact on the Fund’s yield. Finally, as the recent volatility has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of market pressure and liquidity constraints.

Current outlook

As we look forward, we expect the fund to benefit from an increase in spread widening across several asset classes. Lack of clarity on the global Macro front and the Fed “finally” raising interest rates will drive investors to reconsider their fixed income allocations. We expect the fund to increase both yield and total return as new assets will be deployed across discounted IG, Bank Loans and HY debt. We expect to maintain our short position across the fund in the 10-20% range as the markets adjust to an improving European Economy, slowdown in China and higher interest rates in the U.S. In addition with stable corporate fundamentals and default rates under 2% (ex. Energy) we expect to maintain an overweight in U.S. Bonds and Loans while continuing to remain underweight in other asset classes and sectors such as Energy & Commodities. Furthermore we expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively.

The Fund will continue to focus on enhancing its Yield while generating an attractive Total Return by investing in underappreciated asset classes and sectors.

Asset and Sector Selection

As of June 30, 2015 the Fund had an allocation of 90% to long-term positions and 10% across a number of short-term positions to reduce the impact of market volatility on the fund while minimizing cost to maximize total return. The Fund focused on managing diversity across both asset classes and sectors to maximize return and manage portfolio duration.

Top 4 Industries
Telecommunications	8.89%
Airlines	8.89%
Printing & Publishing	6.16%
Retail	6.04%

Top 5 Fixed Income Positions			% of Net Assets
Issuer	Coupon	Moody’s	S&P	Weight
Cenveo Corp	6.00%	B3	B	5.40%
American Airlines	4.63%	B3	B	5.34%
Netflix Inc	5.50%	B1	B+	2.85%
Newstar Financial Inc	7.25%	—	BB-	2.83%
JC Penney Corp Inc.	5.75%	Caa2	CCC-	2.81%

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

JNK ETF – The Barclays High Yield Bond ETF. The ETF correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

BKLN ETF – The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) Since inception returns assume inception date of 11/7/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4528-NLD-7/30/2015

Catalyst/Princeton Hedged Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	0.08%
Class A with load	-4.69%
Class C	-0.45%
Class I	0.11%
Barclays U.S. Aggregate Bond Index(a)	0.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.80% for Class A, 2.55% for Class C and 1.55% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment	% of Net Assets
Exchange Traded Funds	53.9%
Corporate Bonds	46.8%
Other/Cash & Equivalents	(0.7)%
100.0%

July 31, 2015

Catalyst/SMH High Income Fund

Dear Fellow Shareholders,

During the course of the year, volatility returned and remained front and center for the high yield asset class. Commodity price contractions, asset outflows, hedge fund closures and macroeconomic and geopolitical events were all leading contributors to the volatility. Energy, as the largest component of the BofA Merrill Lynch US Cash Pay High Yield Index representing a 14.4% weighting as of June 30 2015, played the largest role. OPEC stood defiant on reducing production in their November meeting, creating a sharp contraction in oil futures. This trickled down into the bond pricing of most U.S. High Yield oil and gas producers. This large price movement was especially adversarial to many credit based hedge funds which became forced sellers of positions to reduce leverage. In the extreme case, it created an environment in which many of these funds were forced to close, or wind down their operations. According to Bloomberg, these hedge fund closures exceeded the pace that occurred following the financial crisis of 2007-2008. As both positive and negative sentiment fluctuated within the high yield asset class, net outflows within high yield mutual funds and ETF’s prevailed contributing to additional volatility.

The Catalyst/SMH High Income Fund’s (the “Fund”) total returns for the year ended 06/30/15 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)i were as follows:

	Year Ended
	(6/30/15)	Since Inception 05/21/08[3]
Class A without sales charge	-19.19%[2]	1.88%
Class A with sales charge	-23.00%[2]	1.19%
Class C	-19.79%[2]	1.14%
BofA Merrill Lynch U.S. Cash	-0.53%	8.38%
Pay High Yield Index

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst/SMH High Income underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index for the fiscal year ended June 30, 2015. The current state of the high yield market and more specifically, the fact that SMHCA is a concentrated manager and invested heavily in industries that experienced large downside volatility, created a double edged sword. From a High Yield Portfolio Manager perspective, we tend to embrace these dislocations that occur as they can offer a chance to continue to build portfolio with strong yields. In our experienced opinion, we have managed through similar markets such as when Long Term Capital collapsed and created volatility in the markets from 1998-2000 and more recently the pullback in high yield during the Financial Crisis in late 2007 and 2008. Based on historical analysis, it took about 18-24 months for the unrealized appreciation to reverse itself following one of the above listed past downturns.

There were several factors that led to our underperformance. The hardest hit areas of the Fund were energy and mining related companies, which represented a 12.8% and 17.0% allocation in the Catalyst/SMH High Income Fund as of June 30, 2015. Additional pricing pressure was created in certain sectors and companies that correlated to hedge fund holdings. Hedge funds deleveraged, closed and liquidated at a pace not seen since the 2008 financial crisis. This occurred as many hedge fund shared exposure in two main trades. The first trade was nicknamed the “GSE trade. The second trade was directly related to energy and commodity based investments as OPEC failed to cut production. Both of these trades went directionally against these particular hedge funds expectations. As a result, hedge fund closure and liquidations created forced selling putting downward pricing pressure of energy and commodity related securities Based on our research and market experience, we feel that much of this will be reversed and believe that this is an opportunity to reinvest proceeds and add to allocations within high yield. The basis of the reason is SMHCA’s investment philosophy. We invest in companies with strong balance sheets that have adequate tangible assets to cover their debt obligations. We expect to see firms cutting expenses and not starting projects that are not already underway or completed. Many of the companies in our portfolios have oil price hedging strategies that will insulate them from much of the impact of lowered prices through 2015 and in some cases through the first half of 2016. In addition, we expect to see an increase in mergers and acquisitions as companies look to take advantage of the current dislocation to identify undervalued candidates or us this opportunity to diversify their existing business. Coal, which is represented as part of the mining allocation of the fund, continues to experience severe weakness in coal pricing. The disjointed supply and demand market for thermal coal was driven by increased competition from cheap natural gas which can also be used by utilities that generate electricity. This coupled with arduous government regulations from the EPA have driven coal prices to a 10 year low. Metallurgical coal pricing pressure was directly related to the oversupply of seaborne Australian metallurgical coal coupled with the slowing demand for steel.

In addition, some of the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process. We remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term, full market cycle performance above market returns a top priority. The Portfolio Managers of the Catalyst/SMH High Income Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income with additional return coming from actively managing the portfolio to take advantage of trading gains.

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30, 2015 the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
Hecla Mining 6.875% 5/1/21	5.8%
Sprint Capital 8.75% 3/15/32	5.7%
Elizabeth Arden 7.375% 3/15/21	5.3%
Adv. Micro Devices 7.5% 8/15/22	5.2%
Coeur Mining 7.875% 2/1/21	5.2%
Comm. Choice Fin. 10.75% 5/1/19	5.0%
Northern Oil and Gas 8% 6/1/20	4.8%
Forbes Energy 9% 6/15/19	4.7%
GenOn Americas Generation 8.5% 10/1/21	4.7%
Caesars 11.25% 6/1/17	4.7%
Total	51.1%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015 the portfolio was allocated in the following fashion.

Sector Allocation
Mining	17.2%
Oil & Gas	12.7%
Short-Term Inv.	11.4%
Telecom	9.2%
Cosmetics/Personal	5.3%
Semiconductors	5.2%
Lodging	5.2%
Electrical Comp.	5.1%
Financial Services	5.0%
Other	23.7%
Total	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1 The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the BofA Merrill Lynch US Cash Pay High Yield Index.

2 Total return in the above table represents the rate based on unadjusted NAV.

3 Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4518-NLD-7/30/2015

Catalyst/SMH High Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-19.19%***	-4.86%	0.74%	1.88%
Class A with load	-23.00%***	-6.37%	-0.24%	1.19%
Class C	-19.79%***	-5.56%	-0.03%	1.14%
Class I	-18.93%	N/A	N/A	-8.89%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	-0.53%	6.74%	8.37%	8.38%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.53% for Class A, 2.28% for Class C and 1.28% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Mining	16.9%
Oil & Gas	12.5%
Telecommunications	9.1%
Cosmetics/Personal Care	5.2%
Semiconductors	5.1%
Lodging	5.1%
Electrical Components & Equipment	5.0%
Diversified Financial Services	4.9%
Oil & Gas Services	4.7%
Electric	4.6%
Other/Cash & Equivalents	26.9%
100.0%

July 31, 2015

Catalyst/SMH Total Return Income Fund

Dear Fellow Shareholders,

At the beginning of the year, the Catalyst/SMH Total Return Income Fund (the “Fund”) was allocated equally to equities (high dividend paying and covered call writing opportunities) and corporate high yield bonds. The Fund ended the year with a slightly higher allocation to equities as certain positions within the high yield allocation experienced larger downside unrealized depreciation reducing the market price allocation mix for high yield bonds. During the course of the year, volatility returned and remained front and center for the high yield asset class. Commodity price contractions, asset outflows, hedge fund closures and macroeconomic and geopolitical events were all leading contributors to the volatility. Energy, as the largest component of the BofA Merrill Lynch U.S. Cash Pay High Yield Index representing a 14.4% weighting as of June 30 2015, played the largest role. OPEC stood defiant on reducing production in their November meeting, creating a sharp contraction in oil futures. This trickled down into the bond pricing of most U.S. High Yield oil and gas producers. This large price movement was especially adversarial to many credit based hedge funds which became forced sellers of positions to reduce leverage. In the extreme case, it created an environment in which many of these funds were forced to close, or wind down their operations. According to Bloomberg, these hedge fund closures exceeded the pace that occurred following the financial crisis of 2007-2008. As both positive and negative sentiment fluctuated within the high yield asset class, net outflows within high yield mutual funds and ETF’s prevailed contributing to additional volatility. The broad equity market generated robust returns for the period as the market reacted to the beginning stages of a strengthening economy even as continued monetary policy keeps interest rates low. We remain consistent in our belief that the broad equity market remains fair to over-valued and that individual candidates exist which reflect better risk/reward opportunities.

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/15 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows:

	Year Ended (6/30/15)	Since Inception 05/21/08[3]
Class A without sales charge	-20.34%[2]	-0.21%
Class A with sales charge	-24.97%[2]	-1.04%
Class C	-20.93%[2]	-0.95%
50% S&P 500 and 50% High[1]	3.43%	10.33%
Yield Combined Index

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

High Yield Allocation

The current state of the high yield market and more specifically, the fact that SMHCA is a concentrated manager and invested heavily in industries that experienced large downside volatility, created a double edged sword. From a High Yield Portfolio Manager perspective, we tend to embrace these dislocations that occur as they can offer a chance to continue to build portfolio with strong yields. In our experienced opinion, we have managed through similar markets such as when Long Term Capital collapsed and created volatility in the markets from 1998-2000 and more recently the pullback in high yield during the Financial Crisis in late 2007 and 2008. Based on historical analysis, it took about 18-24 months for the unrealized appreciation to reverse itself following one of the above listed past downturns.

There were several factors that led to our underperformance. The hardest hit areas of the Fund were energy and mining related companies. Additional pricing pressure was created in certain sectors and companies that correlated to hedge fund holdings. Hedge funds deleveraged, closed and liquidated at a pace not seen since the 2008 financial crisis. This occurred as many hedge fund shared exposure in two main trades. The first trade was nicknamed the “GSE trade. The second trade was directly related to energy and commodity based investments as OPEC failed to cut production. Both of these trades went directionally against these particular hedge funds expectations. As a result, hedge fund closure and liquidations created forced selling putting downward pricing pressure of energy and commodity related securities Based on our research and market experience, we feel that much of this will be reversed and believe that this is an opportunity to reinvest proceeds and add to allocations within high yield. The basis of the reason is SMHCA’s investment philosophy. We invest in companies with strong balance sheets that have adequate tangible assets to cover their debt obligations. We expect to see firms cutting expenses and not starting projects that are not already underway or completed. Many of the companies in our portfolios have oil price hedging strategies that will insulate them from much of the impact of lowered prices through 2015 and in some cases through the first half of 2016. In addition, we expect to see an increase in mergers and acquisitions as companies look to take advantage of the current dislocation to identify undervalued candidates or us this opportunity to diversify their existing business. Coal, which is represented as part of the mining allocation of the Fund, continues to experience severe weakness in coal pricing. The disjointed supply and demand market for thermal coal was driven by increased competition from cheap natural gas which can also be used by utilities that generate electricity. This coupled with arduous government regulations from the EPA have driven coal prices to a 10 year low. Metallurgical coal pricing pressure was directly related to the oversupply of seaborne Australian metallurgical coal coupled with the slowing demand for steel.

In addition, some of the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process. We remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term, full market cycle performance above market returns a top priority. The Portfolio Managers of the Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income from a combination of both equity and bonds while attempting to gain additional return by actively managing the portfolio to take advantage of trading gains.

SMHCA’s Portfolio Management Team remains an advocate for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 line items making it almost impossible for any investor to perfectly replicate.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Equity Allocation

The underperformance within the Fund’s equity allocation can be primarily attributed to the exposure in Business Development Companies (BDCs). We believe that the exclusion from the Russell indices, which became effective in June 2014, created forced selling of these positions by mutual funds and ETF’s that attempt to manage their portfolio to the underlying index. This had a strong negative price impact on the sector which represented a 21% allocation within the Fund as of June 30, 2015. The reason for the expulsion from the indices above, is that BDCs are required to report acquired fund fees and expenses, which can lead to higher reported expenses for mutual funds and ETFs that hold them since they have to report the fees and expenses as if they were their own. In an atypical manner, we also believe that BDC’s pricing became weaker as the high yield bond and leveraged loan market sold off at the end of 2014. We continue to believe that the Fund’s BDC exposure remains fundamentally attractive with favorable income and total return potential.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends ranging from 8% to 12%. As of 06/30/2015, the Fund had approximately a 53.5% allocation within these financially oriented equities.

Growth and Income Common Stocks

This portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3% to 7% range, and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to7 months from expiration. SMHCA engages in this strategy to provide income and some downside protection on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2015.

As of June 30, 2015, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings †		Top 5 Bond Holdings †
Equity Commonwealth	6.4%	Forbes Energy 9% 6/15/19	6.7%
KKR & Co. L.P.	6.3%	Sprint Capital 8.75% 3/15/32	6.2%
iShares FTSE NAREIT Mort Plus	5.8%	Elizabeth Arden 7.375% 3/15/21	5.9%
Apollo Global Management - A	5.6%	Adv. Micro Devices 7.5% 8/15/22	5.4%
American Capital Ltd	5.3%	Sandridge Energy 8.125% 10/15/22	4.1%
Total	29.4%	Total	28.3%

+ Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
Investment Companies	22.7%	Equity Fund	5.9%
Private Equity	19.6%	Semiconductors	5.4%
Oil & Gas	7.1%	Agricultural Machinery	4.1%
Oil & Gas Serv.	6.7%	Retail	3.1%
REITs	6.5%	Casinos & Gaming	2.8%
Telecom	6.2%	Mining	1.9%
Household Products	5.9%	Other	2.1%
		Total	100.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015.

Sincerely,

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1 The The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

2 Total return in the above table represents the rate based on unadjusted NAV.

3 Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4519-NLD-7/30/2015

Catalyst/SMH Total Return Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-20.34%***	-0.63%	1.89%	-0.21%
Class A with load	-24.97%***	-2.56%	0.69%	-1.04%
Class C	-20.93%***	-1.37%	1.14%	-0.95%
Class I	-20.16%***	N/A	N/A	-7.45%
S&P 500 Total Return Index(a)	7.42%	17.31%	17.34%	8.04%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	-0.53%	6.74%	8.37%	8.38%
Blended Index (c)	3.43%	11.97%	12.87%	8.21%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.00% for Class A, 3.75% for Class C and 2.75% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks and July 1, 2013 for Class I.

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	25.4%
Private Equity	13.9%
Oil & Gas	6.6%
Oil & Gas Services	6.3%
REITs	6.0%
Telecommunications	5.8%
Cosmetics/Personal Care	5.5%
Exchange Traded Funds	5.5%
Semiconductors	5.0%
Auto Parts & Equipment	3.8%
Other/Cash & Equivalents	16.2%
100.0%

July 31, 2015

Catalyst Time Value Trading Fund

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 7, 2014, we are pleased to report the following positive fund returns to Shareholders;

	2015 YTD	Since Inception (11/07/14)[2]
Class A	13.76%	11.60%
Class A with Sales Charge	7.22%	5.18%
Class C	13.18%	10.80%
Class I	13.88%	11.60%
S&P 500 Total Return Index[1]	1.23%	2.90%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst Time Value Trading Fund (the “Fund”) invests in options on S&P 500 Index Futures contracts. The Fund’s objective is to achieve capital appreciation, with low correlation to the equity markets, by implementing volatility based strategies, utilizing both long and short option positions. Our basic strategies are designed to profit from mismatches between implied volatility embedded in option prices and the actual volatility realized over specific timeframes. While the Fund generally writes short term options with average maturities of 14 days and purchases options with average maturities of 30 to 60 days, these timeframes will change given the Fund’s outlook for the S&P 500 Futures contract and anticipated increases in realized volatility.

Our programs (strategies) employ strict program disciplines, with a systematic framework for risk management. Our process establishes mean reversion parameters, applying fundamental macro-economic analysis, technical and market analysis, to assist in the initiation of portfolio positions, as well as intra-month adjustments and general opinion on market direction.

Because market behavior is not symmetrical, distribution of historical market performance is skewed. Consequently, extreme market moves are more likely to the downside than to the upside. Our risk assessment tools incorporate this reality in their measurement of risk, while being mindful of upside exposure as well. As such, our risk management strategies incorporate various hedging models to protect against downside risk, including extreme events. Portfolio risk is continually monitored via real-time scenario and portfolio stress analysis.

Fiscal Year 2015

For most of this year, we experienced a market where volatility was low relative to historical standards, but traded within our anticipated ranges, providing a favorable environment for the Fund’s basic strategies. With the Federal Reserve continuing its loose monetary policy, providing an environment of increased stability, relative calm in the equity markets has been the order of the day. The difference between the high and low in the S&P 500 in 2015 was at historic lows, and on par with the early 1960’s. Another way to illustrate just how quiet the markets have been is to look at the VIX, the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. With a 10 year average near 20, and a high of 81 during the last financial crisis, the index traded as low as 11.82 in the second quarter of 2015.

Summary

Going forward, we are anticipating an increase to a more “normal” volatility environment, and have positioned the Fund accordingly. The divergence in economic growth and central bank policy should have some predictable effects. Although U.S. stocks can climb higher in the second half of 2015, investors should expect a bumpier ride. Anticipating this higher volatility environment, we have significantly increased the maturities of a portion of our long option positions during the 2nd quarter of 2015 as well as increasing the maturities of a resulting amount of short option positions. Should the increase in volatility materialize, we may continue to adjust maturities of our option positions, and continue to focus on providing uncorrelated alpha to our investors.

We’d like to thank all of the shareholders who have invested with us during this past year. We appreciate your confidence, as we navigate the balance of 2015, and beyond.

Sincerely,

Jeffrey M. Dean & Gerald L. Black

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Time Value Trading Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 11/07/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4539-NLD-8/3/2015

Catalyst Time Value Trading Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	11.60%
Class A with load	5.18%
Class C	10.80%
Class I	11.60%
S&P 500 Total Return Index(a)	2.90%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.23% for Class A, 2.98% for Class C and 1.98% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only)	% of Net Assets
Options Purchased	15.2%
Short-Term Investments	82.3%
Other Assets / Liabilities	2.5%
100.0%

July 31, 2015

Catalyst/Stone Beach Income Opportunity Fund

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 20, 2014, we are pleased to report the following positive fund returns to Shareholders;

	2015 YTD	Since Inception (11/20/14)(2)
Class A	1.34%	2.95%
Class A with Sales Charge	-4.51%	-2.97%
Class C	0.90%	2.31%
Class I	1.38%	3.00%
JP Morgan MBS Index (1)	0.35%	0.88%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to pay a high current income dividend while maximizing total return through varied interest rate environments. The Fund invests in residential and commercial mortgage-backed securities (MBS) and asset-backed securities (ABS), and employs active management of positions and hedges to maintain its overall duration within tight guidelines. It emphasizes generating alpha independent of the direction of rates and looks to augment the overall returns with relative value and arbitrage trades.

Fiscal Year 2015

At the time of the Fund’s inception on November 20, 2014 and continuing into early 2015, the yield curve was in a very pronounced flattening trend with falling overall interest rates. Much of this was driven by a glut in oil and a precipitous price decline in that commodity, with its potential disinflationary consequences. Weakness in Europe and geopolitical concerns were other contributing factors pressuring longer term rates lower as US yields looked very attractive vs. those in most of the developed world. In contrast, the front end of the yield curve was predominantly subject to Federal Reserve policy. The Fed had recently announced an end to its third round of “Quantitative Easing” or asset purchases which had swelled its balance sheet to over $4.5 Trillion. The next natural step toward monetary policy normalization would be ending six+ years of Zero Interest Rate Policy with the first rate hike since August 2006. Through the latter part of 2014, the quest for yield and a dearth of high quality fixed-income investments increased demand for good income-producing assets, including mortgage-backed securities. As a result, the Fed’s diminished purchases of MBS were largely supplanted by investors’ appetite for yield.

While mortgage spreads tightened through late 2014, January would prove to be a challenging month for many MBS investors. The rally in rates that had persisted through most of 2014 accelerated as oil prices hit a new low and as renewed concerns about Greece leaving the Euro arose following the election of the leftist Syriza party. In addition, a lot of domestic economic indicators, particularly Retail Sales, began to stall prompting questions about whether this was a transitory phenomenon resulting from the unusually severe winter in much of the US. The benchmark 10-year US Treasury note yield fell 50 basis points to end that month at 1.67%, a level not seen since May 2013. This sudden and sharp rally adversely affected the performance of many mortgage-backed securities as mortgage rates followed suit, hitting a low of 3.59% per the Freddie Mac 30-Year Primary Mortgage Market Survey. This reignited concerns about a new wave of mortgage prepayments. In the face of significant uncertainty about prepayments, Federal Reserve policy, geopolitical instability, and what we perceived to be substantial risk relative to yields, we adopted a defensive posture which favored low-risk securities with substantial prepayment protection, such as MBS backed by mortgages with low loan balances.

With 20-20 hindsight, January’s move looked to be the culmination of the downtrend in rates. Despite some disappointing economic data, rates have increased significantly since then, with the 10-year Treasury yield ending June at 2.33%, up 70 basis points from the January lows. The initial move back above 2% had a psychological impact on the MBS market as it mollified prepayment fears. Certainly the move has not been smooth as markets have remained volatile and choppy in the face of numerous headwinds. Most recently, in June, the threat of a Greek exit from the Euro returned to the forefront as that country missed a June 30 payment on an IMF loan and threatened to forego the austerity measures demanded by the EC, IMF, and ECB troika.

Over the last few months, MBS pass-throughs have been generally strong and have traded directionally, outperforming with higher rates and underperforming with lower rates. The best performing MBS have included higher coupon pass-throughs and Interest-Only securities which stand to benefit the most from a slowdown in prepayments. Reflecting a 2-3 month lag between mortgage applications and closing, prepayments peaked in March and have since fallen 12-15%. More crucially, the market is anticipating continued declines over the coming months. While most pass-throughs and IOs have benefited from the decline in speeds, some structured MBS which had performed very well early in the year have lagged with the selloff in rates, particularly prepayment-protected securities for which the value of that protection diminishes with rising rates.

Summary

Looking forward, we expect US rates to continue on its upward trajectory. The Fed appears committed to a first rate increase this year; although it may be easy to dismiss this given how earlier prognostications for a rate hike in mid-year 2015 have continually been pushed back. However, we believe that the first rate hike will happen soon, but we take Janet Yellen at her word that it will be data-dependent and that successive hikes will be slower and more deliberate than in past cycles. As the Fed nears and embarks on liftoff, the curve may very well flatten, but from the front end rather than the back as it did last year. Ultimately we believe that higher rates will be healthy for our markets and we will look to take advantage of higher yields on investments as this unfolds. In the near term, we believe the best value will come from adding to our positions in Interest-Only securities, with a focus on coupons that stand to benefit the most from further slowdown in prepayment speeds and we look forward to a successful and profitable year.

Sincerely,

David Lysenko, Edward Smith and Alan Swide

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) JPMorgan Mortgage-Backed Securities Index is an open-end fund incorporated in the USA. The fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the fund invests at least 80% of its assets in mortgage-backed securities. Current performance may be higher or lower than the performance data quoted. You can find the fund’s Prospectus and other information about the fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the fund. There is a maximum sales load of 3.75% (“sales load”) on certain Class A subscriptions.

(2) Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4522-NLD-7/30/2015

Catalyst/Stone Beach Income Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

Since Inception**
Class A	2.95%
Class A with load	-2.97%
Class C	2.31%
Class I	3.00%
JP Morgan MBS Index(a)	0.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.00% for Class A, 2.75% for Class C and 1.75% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The JP Morgan MBS Index tracks fixed-rate Mortgage Backed Securities “MBS” issued by FNMA, FHLMC and GNMA.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Federal Home Loan Mortgage Association	44.7%
Federal National Mortgage Association	38.8%
Government National Mortgage Association	6.0%
Private Collateralized Mortgage Obligation	3.4%
Other/Cash & Equivalents	7.1%
100.0%

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 94.7%
	APPAREL - 1.9%
90,000	Crocs, Inc. *	$1,323,900

	AUTO PARTS & EQUIPMENT - 0.8%
80,000	Commercial Vehicle Group, Inc. *	576,800

	BANKS - 0.8%
7,000	First Internet Bancorp	171,500
4,000	QCR Holdings, Inc.	87,040
24,000	Triumph Bancorp, Inc. *	315,600
		574,140
	BIOTECHNOLOGY - 8.4%
164,472	Fibrocell Science, Inc. * +	866,767
65,000	Inovio Pharmaceuticals, Inc. * +	530,400
129,647	OvaScience, Inc. * +	3,750,688
105,000	Verastem, Inc. * +	791,700
		5,939,555
	BUILDING MATERIALS - 1.3%
58,000	Griffon Corp.	923,360

	CHEMICALS - 1.7%
15,000	Koppers Holdings, Inc.	370,800
37,500	OMNOVA Solutions, Inc. *	280,875
35,000	Rayonier Advanced Materials, Inc.	569,100
		1,220,775
	COAL - 0.3%
15,000	SunCoke Energy, Inc.	195,000

	COMMERCIAL SERVICES - 1.4%
24,000	Newtek Business Services Corp.	425,280
130,000	PRGX Global, Inc. *	570,700
		995,980
	COMPUTERS - 3.2%
40,000	Engility Holdings, Inc.	1,006,400
25,000	Logitech International SA - ADR	366,500
350,000	Violin Memory, Inc. * +	857,500
		2,230,400
	DISTRIBUTION/WHOLESALE - 1.9%
40,000	H&E Equipment Services, Inc.	798,800
7,500	Rentrak Corp. *	523,500
		1,322,300
	DIVERSIFIED FINANCIAL SERVICES - 10.1%
17,500	Altisource Portfolio Solutions SA * +	538,825
30,000	Encore Capital Group, Inc. * +	1,282,200
118,750	Imperial Holdings, Inc. *	687,562
120,000	JMP Group LLC	936,000
470,000	Ladenburg Thalmann Financial Services, Inc. * +	1,645,000
162,922	MMA Capital Management LLC *	2,021,862
		7,111,449
	ELECTRIC - 0.7%
47,500	Ameresco, Inc. - Cl. A *	363,375
50,000	Atlantic Power Corp. +	154,000
		517,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 94.7% (Continued)
	ELECTRONICS - 2.3%
60,000	Knowles Corp. * +	$1,086,000
20,000	LoJack Corp. *	69,000
56,000	ZAGG, Inc. *	443,520
		1,598,520
	ENGINEERING & CONSTRUCTION - 2.9%
85,000	Aegion Corp. *	1,609,900
20,000	Tutor Perini Corp. *	431,600
		2,041,500
	FOOD - 3.1%
42,500	Cal-Maine Foods, Inc. +	2,218,500

	FOREST PRODUCTS & PAPER - 0.8%
14,500	Veritiv Corp. *	528,670

	HEALTHCARE-PRODUCTS - 3.7%
10,000	Accelerate Diagnostics, Inc. *	258,100
115,000	Bellerophon Therapeutics, Inc. *	911,950
40,000	Insulet Corp. *	1,239,400
112,299	TearLab Corp. * +	226,844
		2,636,294
	HOME BUILDERS - 1.3%
45,000	Beazer Homes USA, Inc. *	897,750

	INSURANCE - 1.6%
72,500	United Insurance Holdings Corp.	1,126,650

	INTERNET - 4.7%
160,000	ChannelAdvisor Corp. *	1,912,000
100,000	Limelight Networks, Inc. *	394,000
25,000	Textura Corp. * +	695,750
25,000	TrueCar, Inc. * +	299,750
		3,301,500
	INVESTMENT COMPANIES - 0.1%
6,000	Capitala Finance Corp.	93,600

	IRON/STEEL - 1.1%
175,000	Cliffs Natural Resources, Inc. +	757,750

	MACHINERY-CONSTRUCTION & MINING - 1.5%
30,000	Joy Global, Inc.	1,086,000

	METAL FABRICATE/HARDWARE - 0.5%
20,000	Global Brass & Copper Holdings, Inc.	340,200

	MINING - 2.0%
25,000	Hi-Crush Partners LP	767,250
400,000	Uranium Energy Corp. * +	636,000
		1,403,250
	MISCELLANEOUS MANUFACTURING - 0.7%
10,000	AZZ, Inc.	518,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 94.7% (Continued)
	OIL & GAS - 2.0%
17,500	Eclipse Resources Corp. * +	$92,050
220,000	Rex Energy Corp. * +	1,229,800
6,000	Trecora Resources *	90,600
		1,412,450
	OIL & GAS SERVICES - 3.1%
35,000	MRC Global, Inc. *	540,400
165,000	Nuverra Environmental Solutions, Inc. * +	1,034,550
35,000	Rice Midstream Partners LP	607,600
		2,182,550
	PACKAGING & CONTAINERS - 2.0%
40,000	Greif, Inc.	1,434,000

	PHARMACEUTICALS - 11.6%
1,175,000	Catalyst Pharmaceuticals, Inc. *	4,852,750
45,000	La Jolla Pharmaceutical Co. *	1,102,950
10,000	Lannett Co., Inc. *	594,400
10,000	Neogen Corp. *	474,400
30,000	Ohr Pharmaceutical, Inc. * +	75,300
400,000	Synta Pharmaceuticals Corp. * +	892,000
70,000	TetraLogic Pharmaceuticals Corp. *	163,800
		8,155,600
	PIPELINES - 0.1%
60,000	Dakota Plains Holdings, Inc. *	71,400

	REAL ESTATE - 1.4%
40,000	Kennedy-Wilson Holdings, Inc.	983,600

	REITS - 0.4%
20,000	Physicians Realty Trust	307,200

	RETAIL - 3.4%
10,000	Bob Evans Farms, Inc.	510,500
3,500	Buffalo Wild Wings, Inc. *	548,415
40,000	Ferrellgas Partners LP	901,200
40,000	Tuesday Morning Corp. *	450,600
		2,410,715
	SAVINGS & LOANS - 2.3%
5,000	BofI Holding, Inc. *	528,550
60,000	Flagstar Bancorp, Inc. *	1,108,800
		1,637,350
	SEMICONDUCTORS - 3.8%
80,000	ANADIGICS, Inc. *	58,400
250,000	Applied Micro Circuits Corp. * +	1,687,500
35,000	Cree, Inc. * +	911,050
		2,656,950
	SOFTWARE - 2.9%
25,000	Allscripts Healthcare Solutions, Inc. *	342,000
65,000	Avid Technology, Inc. *	867,100
15,000	Ebix, Inc.	489,150
65,200	Five9, Inc. *	340,996
		2,039,246

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares			Value
	COMMON STOCK - 94.7% (Continued)
	TELECOMMUNICATIONS - 2.1%
253,199	Neonode, Inc. * +		$746,937
325,000	Oclaro, Inc. *		734,500
			1,481,437
	TEXTILES - 0.0%
1,000	Crown Crafts, Inc.		8,000

	TRANSPORTATION - 0.6%
17,500	Tidewater, Inc. +		397,775

	WATER - 0.2%
10,000	PICO Holdings, Inc. *		147,200

	TOTAL COMMON STOCK (Cost - $69,785,284)		66,804,691

	EXCHANGE TRADED FUNDS - 1.3%
	INVESTMENT COMPANIES - 1.3%
100,000	Medley Capital Corp. +		891,000
	TOTAL EXCHANGE TRADED FUNDS (Cost - $942,641)		891,000

	WARRANTS - 3.7%	Expiration Date - Exercise Price
	CHEMICALS - 3.7%
20,380	Tronox Ltd. - Class A *	2/14/2018 - $58.99	1,446,980
21,050	Tronox Ltd. - Class B *	2/14/2018 - $65.10	1,157,750
	TOTAL WARRANTS (Cost - $2,198,564)		2,604,730

	SHORT-TERM INVESTMENTS - 24.8%
17,498,084	Fidelity Institutional Money Market Portfolio, Class I, 0.14% ** (a)		17,498,084
	TOTAL SHORT-TERM INVESTMENTS (Cost - $17,498,084)		17,498,084

	TOTAL INVESTMENTS - 124.5% (Cost - $90,424,573) (b)		$87,798,505
	OTHER ASSETS LESS LIABILITIES - (24.5)%		(17,305,475)
	NET ASSETS - 100.0%		$70,493,030

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

+	Security, or a portion of the security, is out on loan at June 30, 2015. Total loaned securities had a value of $16,943,519 on June 30, 2015.

(a)	A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2015. Total collateral had a value of $17,218,011 on June 30, 2015.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $90,237,447 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,188,530
Unrealized depreciation:	(7,627,472)
Net unrealized depreciation:	$(2,438,942)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 76.8%
	BANKS - 4.6%
6,700	Independent Bank Group, Inc. +	$287,430
20,000	KeyCorp +	300,400
		587,830
	BIOTECHNOLOGY - 7.4%
9,500	Intrexon Corp. * +	463,600
17,000	OvaScience, Inc. * +	491,810
		955,410
	CHEMICALS - 5.9%
1,500	Air Products & Chemicals, Inc. +	205,245
5,000	Albemarle Corp. +	276,350
17,500	Rayonier Advanced Materials, Inc. +	284,550
		766,145
	COMMERCIAL SERVICES - 4.3%
15,000	Hertz Global Holdings, Inc. * +	271,800
3,500	Macquarie Infrastructure Corp. +	289,205
		561,005
	COMPUTERS - 3.9%
8,500	Engility Holdings, Inc.	213,860
20,000	Logitech International SA - ADR +	293,200
		507,060
	DISTRIBUTION/WHOLESALE - 2.1%
6,500	Fastenal Co. +	274,170

	DIVERSIFIED FINANCIAL SERVICES - 3.7%
5,500	Encore Capital Group, Inc. * +	235,070
70,420	Ladenburg Thalmann Financial Services, Inc. * +	246,470
		481,540
	ELECTRONICS - 1.8%
13,000	Knowles Corp. * +	235,300

	ENERGY-ALTERNATE SOURCES - 2.1%
9,000	SunEdison, Inc. * +	269,190

	FOREST PRODUCTS & PAPER - 1.6%
5,500	Veritiv Corp. * +	200,530

	GAS - 1.7%
11,500	CenterPoint Energy, Inc.	218,845

	INSURANCE - 1.3%
2,500	Endurance Specialty Holdings Ltd. +	164,250

	INTERNET - 2.1%
22,500	TrueCar, Inc. *	269,775

	IRON/STEEL - 3.2%
50,000	AK Steel Holding Corp. *	193,500
10,500	United States Steel Corp. +	216,510
		410,010
	MACHINERY-CONSTRUCTION & MINING - 1.5%
5,500	Joy Global, Inc.	199,100

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares			Value
	COMMON STOCK - 76.8% (Continued)
	MINING - 2.0%
14,000	Freeport-McMoRan, Inc. +		$260,680

	MISCELLANEOUS MANUFACTURING - 2.3%
11,000	Trinity Industries, Inc. +		290,730

	OIL & GAS - 0.4%
9,250	Eclipse Resources Corp. *		48,655

	OIL & GAS SERVICES - 2.4%
20,000	MRC Global, Inc. * +		308,800

	PACKAGING & CONTAINERS - 2.4%
8,500	Greif, Inc. +		304,725

	PHARMACEUTICALS - 6.7%
6,500	Akorn, Inc. * +		283,790
36,506	OPKO Health, Inc. * +		587,017
			870,807
	PIPELINES - 1.4%
17,500	Midcoast Energy Partners LP +		186,375

	REAL ESTATE - 1.9%
10,000	Kennedy-Wilson Holdings, Inc. +		245,900

	REITS - 1.1%
2,000	Taubman Centers, Inc. +		139,000

	RETAIL - 2.8%
7,000	Bob Evans Farms, Inc. +		357,350

	SEMICONDUCTORS - 1.5%
7,500	Cree, Inc. * +		195,225

	SOFTWARE - 2.1%
20,000	Allscripts Healthcare Solutions, Inc. * +		273,600

	TRANSPORTATION - 2.6%
15,000	Tidewater, Inc. +		340,950

	TOTAL COMMON STOCK (Cost - $10,602,319)		9,922,957

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 22.4% *
2,200	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $10.00	312,400
425	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $17.00	218,875
375	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $18.00	215,625
335	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $19.00	209,375
135	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $20.00	95,850
290	ProShares Ultra VIX Short-Term Futures ETF	08/21/2015 - $33.00	111,360
550	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $10.00	189,750
200	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $38.00	171,000
1,050	ProShares Ultra VIX Short-Term Futures ETF	01/15/2016 - $20.00	1,375,500
	TOTAL PUT OPTIONS PURCHASED (Cost - $2,782,251)		2,899,735

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 20.5%
2,647,052	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **	$2,647,052
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,647,052)	2,647,052

	TOTAL INVESTMENTS - 119.7% (Cost - $16,031,622) (b)	$15,469,744
	OTHER ASSETS LESS LIABILITIES - (19.7)%	(2,546,872)
	NET ASSETS - 100.0%	$12,922,872

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.4)% *
1,075	iShares Russell 2000 ETF	07/17/2015 - $128.00	$56,975
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $208,546) (b)		$56,975

ADR - American Depositary Receipt

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for call options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $15,923,480 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$838,309
Unrealized depreciation:	(1,349,020)
Net unrealized depreciation:	$(510,711)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 98.9%
	AGRICULTURE - 1.6%
35,000	Archer-Daniels-Midland Co.	$1,687,700
45,000	Bunge Ltd.	3,951,000
		5,638,700
	AIRLINES - 3.6%
320,000	Delta Air Lines, Inc.	13,145,600

	BANKS - 2.9%
775,000	Huntington Bancshares, Inc.	8,765,250
112,929	KeyCorp	1,696,193
		10,461,443
	BEVERAGES - 1.3%
60,000	Keurig Green Mountain, Inc.	4,597,800

	BIOTECHNOLOGY - 12.0%
30,000	Alexion Pharmaceuticals, Inc. *	5,423,100
127,500	Alnylam Pharmaceuticals, Inc. *	15,283,425
25,000	Gilead Sciences, Inc.	2,927,000
85,000	Medivation, Inc. *	9,707,000
15,000	Regeneron Pharmaceuticals, Inc. *	7,651,950
57,500	Seattle Genetics, Inc. *	2,783,000
		43,775,475
	BUILDING MATERIALS - 0.5%
12,500	Martin Marietta Materials, Inc.	1,768,875

	CHEMICALS - 7.5%
92,000	Air Products & Chemicals, Inc.	12,588,360
160,000	CF Industries Holdings, Inc.	10,284,800
70,000	EI du Pont de Nemours & Co.	4,476,500
		27,349,660
	COMMERCIAL SERVICES - 0.6%
120,000	Hertz Global Holdings, Inc. *	2,174,400

	COSMETICS/PERSONAL CARE - 2.9%
325,000	Coty, Inc. - Cl. A	10,390,250

	DISTRIBUTION/WHOLESALE - 3.6%
75,000	Fastenal Co.	3,163,500
112,500	Genuine Parts Co.	10,072,125
		13,235,625
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
27,500	Credit Acceptance Corp. *	6,769,950

	ELECTRIC - 2.4%
130,000	Dominion Resources, Inc.	8,693,100

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
55,000	Acuity Brands, Inc.	9,898,900

	ELECTRONICS - 0.7%
70,000	Tyco International PLC	2,693,600

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 98.9% (Continued)
	ENGINEERING & CONSTRUCTION - 0.7%
22,500	SBA Communications Corp. - Cl. A *	$2,586,825

	FOOD - 5.4%
472,500	Mondelez International, Inc. - Cl. A	19,438,650

	GAS - 0.3%
50,000	CenterPoint Energy, Inc.	951,500

	HOME FURNISHINGS - 2.4%
50,000	Whirlpool Corp.	8,652,500

	HOUSEWARES - 0.5%
45,000	Newell Rubbermaid, Inc.	1,849,950

	INSURANCE - 0.6%
35,000	American International Group, Inc.	2,163,700

	INTERNET - 0.8%
70,000	Yahoo!, Inc. *	2,750,300

	METAL FABRICATE/HARDWARE - 0.3%
5,000	Precision Castparts Corp.	999,350

	MINING - 0.8%
115,000	Freeport-McMoRan, Inc.	2,141,300
30,000	Southern Copper Corp.	882,300
		3,023,600
	MISCELLANEOUS MANUFACTURING - 2.9%
400,000	General Electric Co.	10,628,000

	OIL & GAS - 3.8%
85,000	Cabot Oil & Gas Corp.	2,680,900
15,000	Chevron Corp.	1,447,050
10,000	Hess Corp.	668,800
50,000	Marathon Oil Corp.	1,327,000
90,000	Phillips 66	7,250,400
25,000	Southwestern Energy Co. *	568,250
		13,942,400
	PHARMACEUTICALS - 10.7%
5,000	AmerisourceBergen Corp.	531,700
120,000	Endo International PLC *	9,558,000
25,000	Mallinckrodt PLC *	2,943,000
715,000	OPKO Health, Inc. *	11,497,200
65,000	Valeant Pharmaceuticals International, Inc. *	14,439,750
		38,969,650
	PIPELINES - 5.2%
87,500	Energy Transfer Equity LP	5,614,875
225,000	Kinder Morgan, Inc.	8,637,750
125,000	Sunoco Logistics Partners LP	4,753,750
		19,006,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 98.9% (Continued)
	REITS - 3.6%
50,000	Crown Castle International Corp.	$4,015,000
48,500	Public Storage	8,941,945
		12,956,945
	RETAIL - 13.5%
11,500	AutoZone, Inc. *	7,669,350
33,750	O’Reilly Automotive, Inc. *	7,626,825
100,000	Restaurant Brands International, Inc.	3,821,000
115,000	Tractor Supply Co.	10,343,100
45,000	Walgreens Boots Alliance, Inc.	3,799,800
175,000	Yum! Brands, Inc.	15,764,000
		49,024,075
	SOFTWARE - 1.0%
60,000	Fidelity National Information Services, Inc.	3,708,000

	TELECOMMUNICATIONS - 0.9%
735,000	Sprint Corp. *	3,351,600

	TRANSPORTATION - 1.3%
70,000	Old Dominion Freight Line, Inc. *	4,802,350

	TOTAL COMMON STOCK (Cost - $357,166,010)	359,399,148

	TOTAL INVESTMENTS - 98.9% (Cost - $357,166,010) (a)	$359,399,148
	OTHER ASSETS LESS LIABILITIES - 1.1%	3,868,393
	NET ASSETS - 100.0%	$363,267,541

LP - Limited Partnership

PLC - Public Liability Company

*	Non-income producing security.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $358,985,965 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,424,728
Unrealized depreciation:	(12,011,545)
Net unrealized appreciation:	$413,183

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 74.1%
	BANKS - 1.4%
15,000	Huntington Bancshares, Inc. +	$169,650
3,000	QCR Holdings, Inc. +	65,280
		234,930
	BIOTECHNOLOGY - 2.9%
2,250	Alnylam Pharmaceuticals, Inc. *+	269,707
7,500	OvaScience, Inc. *+	216,975
		486,682
	CHEMICALS - 2.8%
15,000	OMNOVA Solutions, Inc. *+	112,350
22,500	Rayonier Advanced Materials, Inc. +	365,850
		478,200
	COMMERCIAL SERVICES - 0.6%
6,000	Newtek Business Services Corp. +	106,320

	COMPUTERS - 6.8%
7,250	Engility Holdings, Inc. +	182,410
10,000	Logitech International SA - ADR +	146,600
335,000	Violin Memory, Inc. *+	820,750
		1,149,760
	DISTRIBUTION/WHOLESALE - 8.6%
6,700	Fastenal Co. +	282,606
3,000	Genuine Parts Co. +	268,590
45,000	H&E Equipment Services, Inc. +	898,650
		1,449,846
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
7,500	Altisource Portfolio Solutions SA *+	230,925
50,000	Ladenburg Thalmann Financial Services, Inc. *+	175,000
		405,925
	ELECTRIC - 1.1%
6,250	Dynegy, Inc. *+	182,812

	ELECTRONICS - 1.1%
10,000	Knowles Corp. *+	181,000

	ENGINEERING & CONSTRUCTION - 2.8%
25,000	Aegion Corp. *+	473,500

	HEALTHCARE-PRODUCTS - 1.3%
7,000	Insulet Corp. *+	216,895

	HOME BUILDERS - 2.7%
22,500	Beazer Homes USA, Inc. *+	448,875

	INTERNET - 1.2%
17,500	TrueCar, Inc. *+	209,825

	IRON/STEEL - 1.0%
45,000	AK Steel Holding Corp. *+	174,150

	METAL FABRICATE/HARDWARE - 2.8%
27,500	Global Brass & Copper Holdings, Inc. +	467,775

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 74.1% (Continued)
	MISCELLANEOUS MANUFACTURING - 2.2%
7,500	General Electric Co. +	$199,275
6,500	Trinity Industries, Inc. +	171,795
		371,070
	OIL & GAS - 1.7%
40,000	Comstock Resources, Inc. +	133,200
29,000	Rex Energy Corp. *+	162,110
		295,310
	PACKAGING & CONTAINERS - 5.9%
28,000	Greif, Inc. +	1,003,800

	PHARMACEUTICALS - 12.2%
6,250	Akorn, Inc. *+	272,875
135,000	Catalyst Pharmaceuticals, Inc. *+	557,550
75,918	OPKO Health, Inc. *+	1,220,761
		2,051,186
	REAL ESTATE - 1.7%
1,500	Consolidated-Tomoka Land Co. +	86,460
8,000	Kennedy-Wilson Holdings, Inc. +	196,720
		283,180
	REITS - 2.3%
6,500	Chesapeake Lodging Trust +	198,120
15,000	National Storage Affiliates Trust +	186,000
		384,120
	RETAIL - 2.9%
6,500	Bob Evans Farms, Inc. +	331,825
14,500	Tuesday Morning Corp. *+	163,343
		495,168
	SAVINGS & LOANS - 2.5%
22,500	Flagstar Bancorp, Inc. *+	415,800

	TELECOMMUNICATIONS - 3.2%
85,000	Oclaro, Inc. *+	192,100
75,000	Sprint Corp. *+	342,000
		534,100

	TOTAL COMMON STOCK (Cost - $13,814,952)	12,500,229

	SHORT-TERM INVESTMENTS - 18.3%
	MONEY MARKET FUNDS - 15.9%
2,686,531	Fidelity Institutional Money Market Portfolio, Class I, 0.14% ** + (Cost - $2,686,531)	2,686,531

Principal
	UNITED STATES GOVERNMENT SECURITY - 2.4%
$400,000	United States Treasury Bill, 0.000%, due 4/28/2016 + (Cost - $399,383)	399,383

	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,085,914)	3,085,914

	TOTAL INVESTMENTS - 92.4% (Cost - $16,900,866) (a)	$15,586,143
	OTHER ASSETS LESS LIABILITIES - 7.6%	1,286,844
	NET ASSETS - 100.0%	$16,872,987

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	SECURITIES SOLD SHORT - (51.9)% *
	COMMON STOCK - (51.9)%
	COMMERCIAL SERVICES - (15.0)%
196,000	Apollo Education Group, Inc.	$2,524,480

	DIVERSIFIED FINANCIAL SERVICES - (16.5)%
188,563	LendingClub Corp.	2,781,304

	FOOD - (0.6)%
15,000	Boulder Brands, Inc.	104,100

	HOME FURNISHINGS - (0.6)%
8,500	Daktronics, Inc.	100,810

	INTERNET - (17.6)%
82,000	Twitter, Inc.	2,970,040

	MACHINERY-DIVERSIFIED - (1.0)%
9,500	Twin Disc, Inc.	177,080

	TELECOMMUNICATIONS - (0.6)%
47,500	Globalstar, Inc.	100,700

	TOTAL SECURITIES SOLD SHORT (Proceeds - $10,708,351) (a)	$8,758,514

ADR - American Depositary Receipt

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for securities sold short.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, is $6,275,597 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,609,115
Unrealized depreciation:	(2,057,083)
Net unrealized appreciation:	$552,032

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ACTIVIST INVESTOR FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 98.0%
	AUTO MANUFACTURERS - 2.4%
332	Navistar International Corp. *	$7,513

	AUTO PARTS & EQUIPMENT - 5.2%
350	Allison Transmission Holdings, Inc.	10,241
574	Federal-Mogul Holdings Corp. *	6,515
		16,756
	BANKS - 3.3%
190	Wells Fargo & Co.	10,686

	BUILDING MATERIALS - 2.9%
100	Armstrong World Industries, Inc. *	5,328
146	USG Corp. *	4,057
		9,385
	CHEMICALS - 7.6%
80	Air Products & Chemicals, Inc.	10,946
525	Platform Specialty Products Corp. *	13,429
		24,375
	COAL - 1.2%
175	CONSOL Energy, Inc.	3,805

	COMMERCIAL SERVICES - 10.8%
500	B. Riley Financial, Inc.	4,950
200	Brink’s Co.	5,886
700	Hertz Global Holdings, Inc. *	12,684
125	United Rentals, Inc. *	10,952
		34,472
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
2,300	Federal Home Loan Mortgage Corp. *	5,083

	ENERGY-ALTERNATE SOURCES - 3.5%
370	SunEdison, Inc. *	11,067

	ENGINEERING & CONSTRUCTION - 3.0%
190	Chicago Bridge & Iron Co.	9,508

	HEALTHCARE-PRODUCTS - 3.2%
265	Hologic, Inc. *	10,086

	HEALTHCARE-SERVICES - 2.4%
95	DaVita HealthCare Partners, Inc. *	7,550

	HOME BUILDERS - 4.9%
1,418	Green Brick Partners, Inc. *	15,527

	INTERNET - 3.7%
300	Yahoo!, Inc. *	11,787

	MACHINERY-DIVERSIFIED - 3.7%
600	Manitowoc Co., Inc.	11,760

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ACTIVIST INVESTOR FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 98.0% (Continued)
	MEDIA - 9.5%
60	DIRECTV *	$5,567
195	Gannett Co., Inc. *	2,728
390	TEGNA, Inc.	12,507
300	Twenty-First Century Fox, Inc.	9,666
		30,468
	MISCELLANEOUS MANUFACTURING - 2.0%
160	LSB Industries, Inc. *	6,534

	OIL & GAS - 1.8%
150	CVR Energy, Inc.	5,646

	OIL & GAS SERVICES - 3.4%
175	Baker Hughes, Inc.	10,798

	PHARMACEUTICALS - 9.0%
65	Valeant Pharmaceuticals International, Inc. *	14,440
295	Zoetis, Inc. - Cl. A	14,225
		28,665
	PRIVATE EQUITY - 3.1%
114	Icahn Enterprises LP	9,881

	RETAIL - 3.9%
325	Restaurant Brands International, Inc.	12,418

	SEMICONDUCTORS - 4.6%
300	Integrated Silicon Solution, Inc.	6,642
475	SunEdison Semiconductor Ltd. *	8,203
		14,845
	TRANSPORTATION - 1.3%
25	Canadian Pacific Railway Ltd.	4,006

	TOTAL COMMON STOCK (Cost - $313,855)	312,621

	TOTAL INVESTMENTS - 98.0% (Cost - $313,855) (a)	$312,621
	OTHER ASSETS LESS LIABILITIES - 2.0%	6,394
	NET ASSETS - 100.0%	$319,015

*	Non-income producing security.

LP - Limited Partnership

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $313,806 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$24,761
Unrealized depreciation:	(25,946)
Net unrealized depreciation:	$(1,185)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 90.4%
	BANKS - 6.3%
$26,000	Citigroup, Inc.	2.550	4/8/2019	$26,202
23,000	JPMorgan Chase & Co.	2.350	1/28/2019	23,079
				49,281
	BIOTECHNOLOGY - 6.5%
22,000	Amgen, Inc.	5.700	2/1/2019	24,605
26,000	Celgene Corp.	2.250	5/15/2019	26,051
				50,656
	CHEMICALS - 5.2%
40,000	Albemarle Corp.	3.000	12/1/2019	40,078

	COMMERCIAL SERVICES - 5.2%
15,000	Hertz Corp.	4.250	4/1/2018	15,188
25,000	Western Union Co.	3.350	5/22/2019	25,537
				40,725
	COMPUTERS - 3.3%
25,000	Hewlett-Packard Co.	2.750	1/14/2019	25,270

	COSMETICS/PERSONAL CARE - 3.1%	5.750
24,000	Avon Products, Inc.		3/1/2018	23,790

	DIVERSIFIED FINANCIAL SERVICES - 10.4%
45,000	FXCM, Inc.	2.250	6/15/2018	37,603
43,000	Icahn Enterprises LP	3.500	3/15/2017	43,269
				80,872
	ELECTRONICS - 3.2%
25,000	Kemet Corp.	10.500	5/1/2018	24,812

	HEALTHCARE-PRODUCTS - 3.3%
25,000	Boston Scientific Corp.	2.650	10/1/2018	25,360

	MISCELLANEOUS MANUFACTURING - 1.3%
10,000	Harsco Corp.	5.750	5/15/2018	10,213

	OFFICE/BUSINESS EQUIPMENT - 4.8%
35,000	Pitney Bowes, Inc.	4.750	5/15/2018	37,145

	OIL & GAS - 1.3%
10,000	Chesapeake Energy Corp.	6.500	8/15/2017	10,225

	OIL & GAS SERVICES - 8.1%
60,000	Freeport-McMoran Oil & Gas LLC	6.125	6/15/2019	63,375

	PHARMACEUTICALS - 23.3%
205,000	Herbalife Ltd.	2.000	8/15/2019	181,297

	SOFTWARE - 5.1%
40,000	Fiserv, Inc.	2.700	6/1/2020	39,923

	TOTAL CORPORATE BONDS (Cost - $686,422)			703,022

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 2.8%
22,109	Fidelity Institutional Money Market Portfolio, Class I, 0.14% *	$22,109
	TOTAL SHORT-TERM INVESTMENTS (Cost - $22,109)	22,109

	TOTAL INVESTMENTS - 93.2% (Cost - $708,531) (a)	$725,131
	OTHER ASSETS LESS LIABILITIES - 6.8%	52,575
	NET ASSETS - 100.0%	$777,706

LLC Limited Liability Company

LP - Limited Partnership

*	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $708,531 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$22,597
Unrealized depreciation:	(5,997)
Net unrealized appreciation:	$16,600

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

		Expiration Date -
Contracts (a)		Exercise Price	Value
	PURCHASED OPTIONS - 2.1% *
	PUT OPTIONS PURCHASED - 0.7%
1,000	S&P 500 Index Future	07/17/2015 - $1,500	$50,000
1,000	S&P 500 Index Future	09/17/2015 - $1,400	337,500
1,000	S&P 500 Index Future	09/17/2015 - $1,425	387,500
1,000	S&P 500 Index Future	09/17/2015 - $1,450	450,000
1,000	S&P 500 Index Future	09/17/2015 - $1,475	512,500
4,000	S&P 500 Index Future	09/17/2015 - $1,500	2,350,000
3,000	S&P 500 Index Future	10/16/2015 - $1,500	2,887,500
	TOTAL PUT OPTIONS PURCHASED - (Cost - $5,231,250)		6,975,000

	CALL OPTIONS PURCHASED - 1.4%
640	S&P 500 Index Future	07/17/2015 - $2,300	8,000
1,000	S&P 500 Index Future	07/31/2015 - $2,190	125,000
1,000	S&P 500 Index Future	07/31/2015 - $2,200	100,000
2,000	S&P 500 Index Future	08/21/2015 - $2,175	1,450,000
2,500	S&P 500 Index Future	08/21/2015 - $2,180	1,531,250
1,500	S&P 500 Index Future	08/21/2015 - $2,190	656,250
500	S&P 500 Index Future	08/21/2015 - $2,260	37,500
1,950	S&P 500 Index Future	08/21/2015 - $2,300	97,500
100	S&P 500 Index Future	08/21/2015 - $2,325	3,750
2,025	S&P 500 Index Future	09/17/2015 - $2,210	1,594,688
1,000	S&P 500 Index Future	09/17/2015 - $2,220	587,500
4,000	S&P 500 Index Future	09/17/2015 - $2,225	2,050,000
2,000	S&P 500 Index Future	09/17/2015 - $2,300	200,000
1,000	S&P 500 Index Future	10/16/2015 - $2,200	1,825,000
1,000	S&P 500 Index Future	10/16/2015 - $2,220	1,150,000
1,000	S&P 500 Index Future	10/16/2015 - $2,230	900,000
1,000	S&P 500 Index Future	10/16/2015 - $2,240	700,000
1,000	S&P 500 Index Future	12/17/2015 - $2,275	1,475,000
1,000	S&P 500 Index Future	12/17/2015 - $2,300	925,000
	TOTAL CALL OPTIONS PURCHASED - (Cost - $96,685,138)		15,416,438

	TOTAL PURCHASED OPTIONS (Cost - $101,916,388)		22,391,438

	SHORT-TERM INVESTMENTS - 62.0%
667,020,295	Fidelity Institutional Money Market Portfolio, Class I, 0.14% ** (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $667,020,295)		667,020,295

	TOTAL INVESTMENTS - 64.1% (Cost - $768,936,683) (c)		$689,411,733
	OTHER ASSETS LESS LIABILITIES - 35.9%		386,154,363
	NET ASSETS - 100.0%		$1,075,566,096

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

		Expiration Date -
Contracts (a)		Exercise Price	Value
	WRITTEN OPTIONS - (2.0%) *
	PUT OPTIONS WRITTEN - (0.5%)
1,000	S&P 500 Index Future	07/17/2015 - $1,500	$50,000
1,000	S&P 500 Index Future	07/17/2015 - $1,710	187,500
1,000	S&P 500 Index Future	08/21/2015 - $1,400	150,000
1,000	S&P 500 Index Future	08/21/2015 - $1,425	175,000
1,000	S&P 500 Index Future	08/21/2015 - $1,450	200,000
1,000	S&P 500 Index Future	08/21/2015 - $1,475	225,000
4,000	S&P 500 Index Future	08/21/2015 - $1,500	1,050,000
1,000	S&P 500 Index Future	08/21/2015 - $1,675	812,500
1,000	S&P 500 Index Future	08/21/2015 - $1,700	962,500
1,000	S&P 500 Index Future	09/17/2015 - $1,600	1,012,500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received - $4,341,000)		4,825,000

	CALL OPTIONS WRITTEN - (1.5%)
1,000	S&P 500 Index Future	07/17/2015 - $2,225	37,500
1,000	S&P 500 Index Future	07/31/2015 - $2,225	75,000
5,000	S&P 500 Index Future	07/31/2015 - $2,240	250,000
1,000	S&P 500 Index Future	07/31/2015 - $2,250	50,000
5,250	S&P 500 Index Future	08/21/2015 - $2,220	853,125
6,450	S&P 500 Index Future	08/21/2015 - $2,225	967,500
6,750	S&P 500 Index Future	08/21/2015 - $2,230	843,750
6,000	S&P 500 Index Future	08/21/2015 - $2,240	600,000
500	S&P 500 Index Future	08/21/2015 - $2,260	37,500
500	S&P 500 Index Future	08/21/2015 - $2,300	25,000
7,575	S&P 500 Index Future	09/17/2015 - $2,260	1,515,000
5,500	S&P 500 Index Future	09/17/2015 - $2,270	893,750
12,000	S&P 500 Index Future	09/17/2015 - $2,275	1,800,000
2,000	S&P 500 Index Future	09/17/2015 - $2,300	200,000
4,000	S&P 500 Index Future	10/16/2015 - $2,250	2,150,000
3,000	S&P 500 Index Future	10/16/2015 - $2,270	937,500
3,000	S&P 500 Index Future	10/16/2015 - $2,275	825,000
3,000	S&P 500 Index Future	10/16/2015 - $2,280	712,500
2,050	S&P 500 Index Future	10/16/2015 - $2,290	384,375
3,000	S&P 500 Index Future	12/17/2015 - $2,325	1,687,500
4,000	S&P 500 Index Future	12/17/2015 - $2,350	1,400,000
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $112,396,996)		16,245,000

	TOTAL WRITTEN OPTIONS (Premiums Received - $116,737,996) (c)		$21,070,000

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Each contract is equivalent to one of the underlying futures contract.

(b)	All or a portion of this security is segregated as collateral for options written.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put and call options written, is $668,341,733 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INTELLIGENT ALTERNATIVE FUND (formerly CATALYST ABSOLUTE TOTAL RETURN FUND)
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 59.7%
	AGRICULTURE - 4.1%
151	Reynolds American, Inc.	$11,274

	BEVERAGES - 3.1%
115	Dr Pepper Snapple Group, Inc.	8,383

	COMMERCIAL SERVICES - 3.2%
105	Macquarie Infrastructure Corp.	8,676

	COMPUTERS - 3.2%
70	Apple Inc.	8,780

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
700	Och-Ziff Capital Management Group LLC - Cl. A	8,554

	FOOD - 6.8%
225	ConAgra Foods, Inc.	9,837
105	Kraft Foods Group, Inc.	8,940
		18,777
	HOUSEHOLD PRODUCTS/WARES - 3.0%
80	Clorox Co.	8,322

	HOUSEWARES - 3.0%
140	Scotts Miracle-Gro Co.	8,289

	INSURANCE - 3.0%
65	PartnerRe Ltd.	8,352

	PIPELINES - 9.3%
125	Energy Transfer Equity LP	8,021
205	Kinder Morgan, Inc.	7,870
170	Williams Cos., Inc.	9,756
		25,647
	PRIVATE EQUITY - 3.0%
200	Blackstone Group LP	8,174

	REITS - 5.8%
30	Equinix, Inc.	7,620
125	Extra Space Storage, Inc.	8,153
		15,773
	RETAIL - 9.1%
60	Costco Wholesale Corp.	8,104
100	L Brands, Inc.	8,573
100	Walgreens Boots Alliance, Inc.	8,444
		25,121

	TOTAL COMMON STOCK (Cost - $166,549)	164,122

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INTELLIGENT ALTERNATIVE FUND (formerly CATALYST ABSOLUTE TOTAL RETURN FUND)
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

		Expiration Date -
Contracts (a)		Exercise Price	Value
	CALL OPTIONS PURCHASED - 25.4% *
4	Aetna, Inc.	01/20/2017 - $105.00	11,752
11	Altria Group, Inc.	01/20/2017 - $50.00	5,225
6	Clorox Co.	01/20/2017 - $105.00	4,440
4	Constellation Brands, Inc.	01/20/2017 - $115.00	5,800
4	Costco Wholesale Corp.	01/20/2017 - $145.00	3,330
15	DOLLAR TREE, INC	01/20/2017 - $80.00	14,550
6	Energy Transfer Equity LP	01/20/2017 - $65.00	3,960
10	Reynolds American, Inc.	01/20/2017 - $75.00	6,000
15	Wabtec Corp.	01/15/2016 - $95.00	8,550
6	Yum! Brands, Inc.	01/20/2017 - $90.00	6,105
	TOTAL CALL OPTIONS PURCHASED (Cost - $77,704)		69,712

	SHORT-TERM INVESTMENTS - 37.2%
102,235	Fidelity Institutional Money Market Government Portfolio, Class I, 0.01% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $102,235)		102,235

	TOTAL INVESTMENTS - 122.3% (Cost - $346,488) (b)		$336,069
	LIABILITIES IN EXCESS OF OTHER ASSETS - (22.3)%		(61,329)
	NET ASSETS - 100.0%		$274,740

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $346,703 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,548
Unrealized depreciation:	(20,182)
Net unrealized depreciation:	$(10,634)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 99.1%
	BANKS - 7.8%
320,000	First Horizon National Corp.	$5,014,400
85,000	Northern Trust Corp.	6,499,100
		11,513,500
	BIOTECHNOLOGY - 6.4%
47,000	Celgene Corp. *	5,439,545
70,000	Isis Pharmaceuticals, Inc. *	4,028,500
		9,468,045
	CHEMICALS - 4.3%
23,000	Sherwin-Williams Co.	6,325,460

	COMPUTERS - 9.3%
51,000	Apple, Inc.	6,396,675
180,000	Fortinet, Inc. *	7,439,400
		13,836,075
	COSMETICS/PERSONAL CARE - 2.3%
25,800	Energizer Holdings, Inc. *	3,393,990

	DIVERSIFIED FINANCIAL SERVICES - 3.6%
110,000	NASDAQ OMX Group, Inc.	5,369,100

	FOOD - 7.3%
95,000	Hain Celestial Group, Inc. *	6,256,700
63,500	Kroger Co.	4,604,385
		10,861,085
	HEALTHCARE-PRODUCTS - 1.1%
150,000	Affymetrix, Inc. *	1,638,000

	HEALTHCARE-SERVICES - 3.9%
35,000	Anthem, Inc.	5,744,900

	HOME FURNISHINGS - 4.0%
50,000	Harman International Industries, Inc.	5,947,000

	INTERNET - 4.4%
60,000	Expedia, Inc.	6,561,000

	PHARMACEUTICALS - 6.2%
8,120	Allergan PLC *	2,464,095
30,000	Valeant Pharmaceuticals International, Inc. *	6,664,500
		9,128,595
	REITS - 4.1%
190,000	UDR, Inc. - REIT	6,085,700

	RETAIL - 11.1%
46,000	Costco Wholesale Corp.	6,212,760
50,000	Papa John’s International, Inc.	3,780,500
42,000	Ulta Salon Cosmetics & Fragrance, Inc. *	6,486,900
		16,480,160

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 99.1% (Continued)
	SEMICONDUCTORS - 8.5%
46,000	Avago Technologies Ltd.	$6,114,780
63,000	Skyworks Solutions, Inc.	6,558,300
		12,673,080
	SOFTWARE - 13.2%
106,000	MSCI, Inc. - Cl. A	6,524,300
55,000	NetEase, Inc. - ADR	7,967,575
110,000	Paychex, Inc.	5,156,800
		19,648,675
	TRANSPORTATION - 1.6%
56,000	Matson, Inc.	2,354,240

	TOTAL COMMON STOCK (Cost - $135,300,891)	147,028,605

	SHORT-TERM INVESTMENTS - 2.0%
2,999,761	Federated Treasury Obligations Fund, Institutional Class, 0.01%**
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,999,761)	2,999,761

	TOTAL INVESTMENTS - 101.1% (Cost - $138,300,652) (a)	$150,028,366
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%	(1,652,871)
	NET ASSETS - 100.0%	$148,375,495

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

ADR - American Depositary Receipt

PLC - Public Liability Company

REIT - Real Estate Investments Trust

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $138,300,652 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$14,860,895
Unrealized depreciation:	(3,133,181)
Net unrealized appreciation:	$11,727,714

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 97.5%
	AIRLINES - 3.4%
11,300	Delta Air Lines, Inc.	$464,204

	BANKS - 3.2%
11,000	BB&T Corp.	443,410

	CHEMICALS - 10.0%
4,400	Airgas, Inc.	465,432
3,600	Ashland, Inc.	438,840
4,450	LyondellBasell Industries NV	460,664
		1,364,936
	COMPUTERS - 9.5%
3,650	Apple, Inc.	457,801
3,500	IHS, Inc. - Cl. A *	450,205
8,200	Seagate Technology PLC	389,500
		1,297,506
	COSMETICS/PERSONAL CARE - 3.2%
3,350	Energizer Holdings, Inc. *	440,693

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
5,750	American Express Co.	446,890

	ELECTRONICS - 3.3%
11,500	Agilent Technologies, Inc.	443,670

	ENGINEERING & CONSTRUCTION - 3.3%
3,900	SBA Communications Corp. - Cl. A *	448,383

	FOOD - 6.3%
6,200	Kroger Co.	449,562
11,500	Sysco Corp.	415,150
		864,712
	HEALTHCARE-PRODUCTS - 3.3%
7,100	IDEXX Laboratories, Inc. *	455,394

	INSURANCE - 9.6%
7,700	Marsh & McLennan Cos., Inc.	436,590
4,400	Travelers Cos., Inc.	425,304
9,700	Voya Financial, Inc.	450,759
		1,312,653
	MISCELLANEOUS MANUFACTURING - 6.6%
12,500	Donaldson Co., Inc.	447,500
27,000	Smith & Wesson Holding Corp. *	447,930
		895,430
	OIL & GAS - 3.3%
10,650	HollyFrontier Corp.	454,649

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 97.5% (Continued)
	RETAIL - 13.2%
4,000	PVH Corp.	$460,800
5,600	Target Corp.	457,128
11,500	Vitamin Shoppe, Inc. *	428,605
40,500	Wendy’s Co.	456,840
		1,803,373
	SAVINGS & LOANS - 3.3%
36,950	Investors Bancorp, Inc.	454,485

	SEMICONDUCTORS - 6.1%
16,750	Cree, Inc. *	436,002
23,000	Fairchild Semiconductor International, Inc. - Cl. A *	399,740
		835,742
	SOFTWARE - 3.3%
15,750	Constant Contact, Inc. *	452,970

	TELECOMMUNICATIONS - 3.3%
8,000	InterDigital, Inc.	455,120

	TOTAL COMMON STOCK (Cost - $13,796,496)	13,334,220

	SHORT-TERM INVESTMENTS - 2.0%
274,927	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $274,927)	274,927

	TOTAL INVESTMENTS - 99.5% (Cost - $14,071,423) (a)	$13,609,147
	OTHER ASSETS LESS LIABILITIES - 0.5%	65,882
	NET ASSETS - 100.0%	$13,675,029

PLC - Public Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $14,071,423 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$60,922
Unrealized depreciation:	(523,198)
Net unrealized depreciation:	$(462,276)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 97.4%
	AEROSPACE/DEFENSE - 3.3%
6,300	United Technologies Corp.	$698,859

	APPAREL - 3.2%
10,000	VF Corp.	697,400

	BANKS - 6.5%
9,650	JPMorgan Chase & Co.	653,884
12,950	Prosperity Bancshares, Inc.	747,733
		1,401,617
	BIOTECHNOLOGY - 5.9%
5,105	Amgen, Inc.	783,720
4,200	Gilead Sciences, Inc.	491,736
		1,275,456
	CHEMICALS - 9.2%
8,500	Eastman Chemical Co.	695,470
5,400	Praxair, Inc.	645,570
7,600	Valspar Corp.	621,832
		1,962,872
	COMPUTERS - 4.9%
8,400	Apple, Inc.	1,053,570

	DIVERSIFIED FINANCIAL SERVICES - 12.4%
1,950	BlackRock, Inc. - Cl. A	674,661
2,800	Intercontinental Exchange, Inc.	626,108
8,300	T Rowe Price Group, Inc.	645,159
10,560	Visa, Inc. - Cl. A	709,104
		2,655,032
	HEALTHCARE-PRODUCTS - 3.0%
9,250	Baxter International, Inc.	646,853

	HEALTHCARE-SERVICES - 4.2%
7,400	UnitedHealth Group, Inc.	902,800

	MACHINERY-DIVERSIFIED - 3.5%
7,680	Deere & Co.	745,344

	MEDIA - 7.8%
5,480	FactSet Research Systems, Inc.	890,555
9,000	Time Warner, Inc.	786,690
		1,677,245
	MISCELLANEOUS MANUFACTURING - 3.2%
10,200	Eaton Corp. PLC	688,398

	OIL & GAS - 2.3%
5,200	Chevron Corp.	501,644

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 97.4% (Continued)
	PHARMACEUTICALS - 5.8%
13,950	Abbott Laboratories	$684,666
8,450	AbbVie, Inc.	567,755
		1,252,421
	PIPELINES - 8.8%
21,360	Kinder Morgan, Inc.	820,010
18,600	Williams Cos., Inc.	1,067,454
		1,887,464
	REITS - 4.1%
8,500	Digital Realty Trust, Inc.	566,780
5,000	Ventas, Inc.	310,450
		877,230
	SEMICONDUCTORS - 2.8%
9,450	QUALCOMM, Inc.	591,853

	SOFTWARE - 3.3%
15,830	Microsoft Corp.	698,895

	TRANSPORTATION - 3.2%
20,875	CSX Corp.	681,569

	TOTAL COMMON STOCK (Cost - $15,985,514)	20,896,522

	SHORT-TERM INVESTMENTS - 5.7%
1,212,924	Fidelity Institutional Money Market Portfolio, Class I, 0.14% *
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,212,924)	1,212,924

	TOTAL INVESTMENTS - 103.1% (Cost - $17,198,438) (a)	$22,109,446
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%	(666,961)
	NET ASSETS - 100.0%	$21,442,485

PLC - Public Liability Company

*	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $17,187,218 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,066,763
Unrealized depreciation:	(144,535)
Net unrealized appreciation:	$4,922,228

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 92.7%
	AEROSPACE/DEFENSE - 3.3%
700	Spirit AeroSystems Holdings, Inc. - Cl. A *	$38,577

	APPAREL - 2.1%
600	Michael Kors Holdings Ltd. *	25,254

	BIOTECHNOLOGY - 9.2%
175	Alexion Pharmaceuticals, Inc. *	31,635
100	Biogen, Inc. *	40,394
320	Gilead Sciences, Inc.	37,466
		109,495
	COMMERCIAL SERVICES - 7.1%
200	FleetCor Technologies, Inc. *	31,212
500	TAL Education Group - ADR *	17,650
400	United Rentals, Inc. *	35,048
		83,910
	COMPUTERS - 4.6%
600	Cognizant Technology Solutions Corp. - Cl. A *	36,654
600	Super Micro Computer, Inc. *	17,748
		54,402
	DIVERSIFIED FINANCIAL SERVICES - 9.7%
1,200	Air Lease Corp. - Cl. A	40,680
100	BlackRock, Inc. - Cl. A	34,598
600	Visa, Inc. - Cl. A	40,290
		115,568
	HEALTHCARE-SERVICES - 2.3%
400	ICON PLC *	26,920

	INTERNET - 5.4%
150	Baidu Inc. - ADR *	29,862
30	Priceline Group, Inc. *	34,541
		64,403
	LEISURE TIME - 3.4%
275	Polaris Industries, Inc.	40,730

	MISCELLANEOUS MANUFACTURING - 1.6%
700	Trinity Industries, Inc.	18,501

	OIL & GAS - 3.2%
1,000	Parsley Energy, Inc. - Cl. A *	17,420
1,000	Rice Energy, Inc. *	20,830
		38,250
	PHARMACEUTICALS - 18.9%
800	Akorn, Inc. *	34,928
140	Allergan plc *	42,484
400	Express Scripts Holding Co. *	35,576
400	Lannett Co., Inc. *	23,776
200	Perrigo Co. PLC	36,966
225	Valeant Pharmaceuticals International, Inc. *	49,985
		223,715

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 92.7% (Continued)
	RETAIL - 7.4%
200	O’Reilly Automotive, Inc. *	$45,196
275	Ulta Salon Cosmetics & Fragrance, Inc. *	42,474
		87,670
	SEMICONDUCTORS - 11.6%
150	Ambarella, Inc. *	15,403
450	NXP Semiconductors NV *	44,190
420	QUALCOMM, Inc.	26,305
500	Skyworks Solutions, Inc.	52,050
		137,948
	TRANSPORTATION - 2.9%
500	Old Dominion Freight Line, Inc. *	34,302

	TOTAL COMMON STOCK (Cost - $1,012,026)	1,099,645

	SHORT-TERM INVESTMENTS - 8.4%
99,934	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $99,934)	99,934

	TOTAL INVESTMENTS - 101.1% (Cost - $1,111,960) (a)	$1,199,579
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%	(13,567)
	NET ASSETS - 100.0%	$1,186,012

ADR - American Depositary Receipt

PLC - Public Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,111,960 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$159,581
Unrealized depreciation:	(71,962)
Net unrealized appreciation:	$87,619

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 98.2%
	AGRICULTURE - 3.1%
2,981	Philip Morris International, Inc.	$238,987

	APPAREL - 3.3%
3,516	Deckers Outdoor Corp. *	253,047

	BIOTECHNOLOGY - 7.0%
2,561	Gilead Sciences, Inc.	299,842
1,378	United Therapeutics Corp. *	239,703
		539,545
	CHEMICALS - 3.0%
3,314	Westlake Chemical Corp.	227,307

	COMMERCIAL SERVICES - 6.5%
3,044	Gartner, Inc. *	261,114
8,025	H&R Block, Inc.	237,941
		499,055
	COMPUTERS - 16.1%
2,005	Apple, Inc.	251,477
2,224	DST Systems, Inc.	280,180
3,865	MAXIMUS, Inc.	254,046
4,908	Syntel, Inc. *	233,032
5,840	Teradata Corp. *	216,080
		1,234,815
	ELECTRONICS - 2.9%
7,037	Keysight Technologies, Inc. *	219,484

	FOOD - 3.1%
10,415	Pilgrim’s Pride Corp.	239,233

	HEALTHCARE-PRODUCTS - 3.4%
1,812	Edwards Lifesciences Corp. *	258,083

	INTERNET - 6.5%
2,195	F5 Networks, Inc. *	264,168
3,816	VeriSign, Inc. *	235,524
		499,692
	MEDIA - 11.0%
2,942	DIRECTV *	272,988
1,617	FactSet Research Systems, Inc.	262,779
6,841	Starz *	305,930
		841,697
	RETAIL - 15.8%
369	AutoZone, Inc. *	246,086
3,526	Bed Bath & Beyond, Inc. *	243,223
6,857	Best Buy Co., Inc.	223,607
6,260	Gap, Inc.	238,944
3,911	TJX Cos, Inc.	258,791
		1,210,651
	SEMICONDUCTORS - 5.8%
8,590	Micron Technology, Inc. *	161,836
2,699	Skyworks Solutions, Inc.	280,966
		442,802

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares			Value
	COMMON STOCK - 98.2% (Continued)
	SOFTWARE - 10.7%
6,288	Aspen Technology, Inc. *		$286,418
1,905	Dun & Bradstreet Corp		232,410
4,541	Electronic Arts, Inc. *		301,976
			820,804

	TOTAL COMMON STOCK (Cost - $7,493,295)		7,525,202

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.3% *
22	S&P 500 Index	07/17/2015 - $1,750	1,925
34	S&P 500 Index +	07/17/2015 - $2,060	98,430
	TOTAL PUT OPTIONS PURCHASED (Cost - $97,549)		100,355

	TOTAL INVESTMENTS - 99.5% (Cost - $7,590,844) (b)		$7,625,557
	OTHER ASSETS LESS LIABILITIES - 0.5%		37,212
	NET ASSETS - 100.0%		$7,662,769

Contracts (a)		Expiration Date - Exercise Price	Value
	PUT OPTIONS WRITTEN - (0.9)% *
34	S&P 500 Index	07/17/2015 - $2,030	$65,790
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $57,935) (b)		$65,790

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put options written, is $7,596,638 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$375,284
Unrealized depreciation:	(412,155)
Net unrealized depreciation:	$(36,871)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 97.2%
	AEROSPACE/DEFENSE - 11.9%
44,802	Boeing Co.	$6,214,934
49,116	General Dynamics Corp.	6,959,246
33,205	Lockheed Martin Corp.	6,172,810
		19,346,990
	COMMERCIAL SERVICES - 11.5%
77,865	Automatic Data Processing, Inc.	6,247,109
205,780	H&R Block, Inc.	6,101,377
312,184	Western Union Co.	6,346,701
		18,695,187
	COMPUTERS - 8.6%
55,817	Apple, Inc.	7,000,847
42,855	International Business Machines Corp.	6,970,794
		13,971,641
	COSMETICS/PERSONAL CARE - 3.9%
95,518	Colgate-Palmolive Co.	6,247,833

	HAND/MACHINE TOOLS - 3.8%
101,263	Lincoln Electric Holdings, Inc.	6,165,904

	HOUSEHOLD PRODUCTS/WARES - 3.9%
60,166	Clorox Co.	6,258,467

	MACHINERY-DIVERSIFIED - 8.2%
47,952	Cummins, Inc.	6,290,823
56,441	Rockwell Automation, Inc.	7,034,806
		13,325,629
	MISCELLANEOUS MANUFACTURING - 3.9%
40,571	3M Co.	6,260,105

	OIL & GAS - 4.1%
106,009	Valero Energy Corp.	6,636,164

	OIL & GAS SERVICES - 3.5%
121,297	Oceaneering International, Inc.	5,651,227

	PHARMACEUTICALS - 3.7%
66,099	Mead Johnson Nutrition Co. - Cl. A	5,963,452

	RETAIL - 14.6%
177,479	Best Buy Co., Inc.	5,787,590
158,933	Coach, Inc.	5,500,671
154,443	Gap, Inc.	5,895,089
58,408	Home Depot, Inc.	6,490,881
		23,674,231
	SEMICONDUCTORS - 3.9%
142,769	Linear Technology Corp.	6,314,673

	SOFTWARE - 8.2%
156,525	Microsoft Corp.	6,910,579
135,007	Paychex, Inc.	6,329,128
		13,239,707

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMON STOCK - 97.2% (Continued)
	TRANSPORTATION - 3.5%
91,511	CH Robinson Worldwide, Inc.	$5,709,371

	TOTAL COMMON STOCK (Cost - $161,646,993)	157,460,581

	SHORT-TERM INVESTMENTS - 2.3%
3,813,708	Fidelity Institutional Money Market Portfolio, Class I, 0.14% *	3,813,708
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,813,708)	3,813,708

	TOTAL INVESTMENTS - 99.5% (Cost - $165,460,701) (a)	$161,274,289
	OTHER ASSETS LESS LIABILITIES - 0.5%	756,991
	NET ASSETS - 100.0%	$162,031,280

*	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $166,450,361 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,315,026
Unrealized depreciation:	(8,491,098)
Net unrealized depreciation:	$(5,176,072)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares			Value
	EXCHANGE TRADED FUNDS - 15.4%
	ASSET ALLOCATION FUND - 0.0%
33	ProShares UltraShort Yen *		$3,043

	DEBT FUNDS - 0.0%
25	iShares 1-3 Year Treasury Bond ETF		2,121
5	iShares 10-20 Year Treasury Bond ETF		665
			2,786
	EQUITY FUNDS - 15.4%
50,000	iPATH S&P 500 VIX Short-Term Futures ETN *		1,005,000
325,000	VelocityShares Daily 2x VIX Short Term ETN *		3,120,000
			4,125,000

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,138,465)		4,130,829

	MUTUAL FUNDS - 0.0%
	CLOSED-END FUNDS - 0.0%
89	Morgan Stanley Emerging Markets Debt Fund, Inc. ^		802
45	Pioneer Diversified High, Income Trust ^		735
	TOTAL MUTUAL FUNDS (Cost - $1,696)		1,537

Contracts (a)		Expiration Date - Exercise Price
	OPTIONS PURCHASED - 43.8% *
	PUT OPTIONS PURCHASED - 27.6% *
11	CurrencyShares Japanese Yen Trust	01/15/2016 - $85.00	6,490
10	Direxion Daily Energy Bear 3X Shares	10/16/2015 - $20.00	2,125
8	Direxion Daily Real Estate Bear 3x Shares	11/20/2015 - $23.00	1,060
6	Direxion Daily Russia Bull 3x Shares	09/18/2015 - $28.00	3,840
10	Direxion Daily S&P 500 Bear 3X Shares	01/15/2016 - $20.00	3,900
45	Direxion Daily Semiconductors Bear 3x Shares	08/21/2015 - $13.00	9,788
660	Direxion Daily Small Cap Bear 3X Shares	01/15/2016 - $10.00	133,320
19	Direxion Daily Technology Bear 3X Shares	10/16/2015 - $10.00	2,043
19	iPATH S&P 500 VIX Short-Term Futures ETN	01/15/2016 - $30.00	22,990
1,900	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $9.00	205,200
1,375	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $10.00	195,250
1,175	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $11.00	219,725
2,050	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $12.00	461,250
1,435	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $13.00	401,800
905	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $14.00	292,315
1,020	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $15.00	397,800
570	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $16.00	256,500
330	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $17.00	169,950
205	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $18.00	117,875
460	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $19.00	287,500
200	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $22.00	173,000
2,900	LendingClub Corp.	07/17/2015 - $16.00	478,500
80	LendingClub Corp.	01/20/2017 - $20.00	57,200
50	ProShares Ultra Bloomberg Crude Oil	01/15/2016 - $50.00	59,250
35	ProShares Ultra Bloomberg Crude Oil	01/20/2017 - $49.00	56,175
15	ProShares Ultra Bloomberg Crude Oil	01/20/2017 - $70.00	47,550
25	ProShares Ultra Silver	01/20/2017 - $42.00	33,250
275	ProShares Ultra VIX Short-Term Futures ETF	07/31/2015 - $36.00	111,375
550	ProShares Ultra VIX Short-Term Futures ETF	08/21/2015 - $33.00	211,200
100	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $10.00	34,500

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED - 43.8% (Continued) *
	PUT OPTIONS PURCHASED - 27.6% (Continued) *
70	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $16.00	$63,700
16	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $23.00	24,240
15	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $24.00	24,300
135	ProShares Ultra VIX Short-Term Futures ETF	09/18/2015 - $40.00	127,035
110	ProShares Ultra VIX Short-Term Futures ETF	01/15/2016 - $20.00	144,100
35	ProShares Ultra VIX Short-Term Futures ETF	01/15/2016 - $23.00	55,300
1,125	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $2.00	80,437
690	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $3.00	82,800
362	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $4.00	72,762
270	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $5.00	67,230
218	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $6.00	76,409
165	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $7.00	70,537
24	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $8.00	12,180
20	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $9.00	11,500
18	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $10.00	11,970
15	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $11.00	11,288
14	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $12.00	11,760
13	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $13.00	12,025
11	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $14.00	11,138
10	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $15.00	11,275
10	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $16.00	11,900
9	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $17.00	11,542
10	ProShares UltraPro Short Dow30	09/18/2015 - $19.00	1,375
6	ProShares UltraPro Short QQQ	01/15/2016 - $31.00	5,550
30	ProShares UltraShort Bloomberg Crude Oil	01/20/2017 - $50.00	44,550
150	ProShares UltraShort Nasdaq Biotechnology	11/20/2015 - $32.00	92,250
50	Twitter, Inc.	12/18/2015 - $43.00	44,000
250	Twitter, Inc.	01/15/2016 - $34.00	84,750
225	Twitter, Inc.	01/15/2016 - $35.00	88,650
200	Twitter, Inc.	01/15/2016 - $36.00	87,000
10	United States Oil Fund LP	01/20/2017 - $42.00	22,250
1,335	US Natural Gas Fund LP	01/20/2017 - $12.00	246,975
1,425	US Natural Gas Fund LP	01/20/2017 - $13.00	339,862
1,115	US Natural Gas Fund LP	01/20/2017 - $14.00	333,942
350	US Natural Gas Fund LP	01/20/2017 - $15.00	124,250
560	US Natural Gas Fund LP	01/20/2017 - $16.00	239,400
350	US Natural Gas Fund LP	01/20/2017 - $17.00	175,875
25,864	TOTAL PUT OPTIONS PURCHASED (Cost - $7,372,144)		7,388,828

	CALL OPTIONS PURCHASED - 16.2% *
270	Aaron’s, Inc.	11/20/2015 - $30.00	186,300
30	Adeptus Health, Inc.	02/19/2016 - $90.00	58,800
30	Aetna, Inc.	01/20/2017 - $105.00	88,140
12	Air Products & Chemicals, Inc.	01/20/2017 - $150.00	11,100
20	Alaska Air Group, Inc.	01/20/2017 - $60.00	23,800
185	Altria Group, Inc.	01/20/2017 - $47.00	99,715
34	Altria Group, Inc.	01/20/2017 - $50.00	16,150
20	Amgen, Inc.	01/20/2017 - $145.00	47,350
40	Anheuser-Busch InBev	01/20/2017 - $120.00	49,600
35	AO Smith Corp.	01/15/2016 - $70.00	20,300

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED - 43.8% (Continued) *
	CALL OPTIONS PURCHASED - 16.2% (Continued) *
10	AutoZone, Inc.	01/15/2016 - $640.00	$54,000
5	AutoZone, Inc.	01/15/2016 - $650.00	23,950
220	Cal-Maine Foods, Inc.	11/20/2015 - $50.00	134,200
125	Cal-Maine Foods, Inc.	02/19/2016 - $50.00	91,875
12	Cardinal Health, Inc.	01/15/2016 - $85.00	5,016
10	Clorox Co.	01/20/2017 - $105.00	7,400
6	Constellation Brands, Inc.	01/20/2017 - $110.00	10,110
8	Costco Wholesale Corp.	01/20/2017 - $145.00	6,660
21	CVS Health Corp.	01/20/2017 - $100.00	25,767
25	Delta Air Lines, Inc.	01/20/2017 - $45.00	14,250
120	Direxion Daily 20 Year Plus Treasury Bull 3x Shares	11/20/2015 - $145.00	5,400
200	Direxion Daily Healthcare Bull 3x Shares	11/20/2015 - $40.00	87,000
35	Dollar General Corp.	01/20/2017 - $70.00	47,250
25	Dollar General Corp.	01/20/2017 - $75.00	26,375
115	Dollar Tree, Inc.	01/20/2017 - $70.00	177,100
125	Dollar Tree, Inc.	01/20/2017 - $75.00	153,750
20	Energy Transfer Equity LP	01/20/2017 - $65.00	13,200
350	Family Dollar Stores, Inc.	01/15/2016 - $75.00	165,375
45	Family Dollar Stores, Inc.	01/20/2017 - $75.00	24,975
115	First Cash Financial Services, Inc.	12/18/2015 - $45.00	43,700
42	Freeport-McMoRan, Inc.	01/20/2017 - $20.00	11,886
25	Freescale Semiconductor Ltd.	01/15/2016 - $40.00	9,125
75	General Mills, Inc.	01/20/2017 - $50.00	52,500
20	Gilead Sciences, Inc.	01/20/2017 - $100.00	52,220
55	Gilead Sciences, Inc.	01/20/2017 - $110.00	113,740
60	Hasbro, Inc.	01/20/2017 - $70.00	61,500
42	Hertz Global Holdings, Inc.	01/20/2017 - $20.00	13,230
20	Illumina, Inc.	01/20/2017 - $200.00	97,700
900	iPATH S&P 500 VIX Short-Term Futures ETN	07/10/2015 - $18.00	216,900
100	iPATH S&P 500 VIX Short-Term Futures ETN	07/17/2015 - $17.00	34,000
75	iShares 20+ Year Treasury Bond ETF	01/20/2017 - $120.00	49,500
75	Kinder Morgan, Inc.	01/20/2017 - $45.00	8,625
185	Kraft Foods Group, Inc.	01/20/2017 - $85.00	92,500
150	McDonald’s Corp.	01/20/2017 - $90.00	140,700
15	Mead Johnson Nutrition Co.	01/20/2017 - $100.00	7,762
110	Middleby Corp.	12/18/2015 - $105.00	139,700
50	Mondelez International, Inc.	01/20/2017 - $37.00	31,625
45	Monster Beverage Corp.	01/20/2017 - $130.00	98,100
6	Northrop Grumman Corp.	01/15/2016 - $150.00	8,550
45	Old Dominion Freight Line, Inc.	01/15/2016 - $70.00	17,550
25	O’Reilly Automotive, Inc.	11/20/2015 - $220.00	44,125
37	Pfizer, Inc.	01/20/2017 - $35.00	7,252
5	ProShares Short VIX Short-Term Futures ETF	01/15/2016 - $77.00	8,100
65	ProShares Short VIX Short-Term Futures ETF	01/15/2016 - $90.00	63,895
17	ProShares Short VIX Short-Term Futures ETF	01/20/2017 - $79.00	43,690
10	ProShares Short VIX Short-Term Futures ETF	01/20/2017 - $82.00	24,750
95	ProShares Short VIX Short-Term Futures ETF	01/20/2017 - $90.00	210,900
100	ProShares UltraShort Yen	01/20/2017 - $90.00	99,000
135	Reynolds American, Inc.	01/20/2017 - $70.00	116,775
16	Reynolds American, Inc.	01/20/2017 - $75.00	9,600

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED - 43.8% (Continued) *
	CALL OPTIONS PURCHASED - 16.2% (Continued) *
55	Rock-Tenn Co.	01/15/2016 - $55.00	$41,525
60	Ross Stores, Inc.	01/20/2017 - $45.00	48,600
175	Ross Stores, Inc.	01/20/2017 - $50.00	98,875
42	Southwestern Energy Co.	01/20/2017 - $28.00	10,752
45	SPDR S&P 500 ETF Trust	12/15/2017 - $210.00	87,300
154	Sprint Corp.	01/20/2017 - $5.00	14,476
60	Steven Madden Ltd	12/18/2015 - $40.00	28,500
20	Thermo Fisher Scientific, Inc.	01/15/2016 - $125.00	21,600
253	Wabtec Corp.	01/15/2016 - $95.00	144,210
50	Wal-Mart Stores, Inc.	01/20/2017 - $65.00	44,200
215	Wal-Mart Stores, Inc.	01/20/2017 - $70.00	130,075
100	Waste Management, Inc.	01/20/2017 - $45.00	39,000
40	Yum! Brands, Inc.	01/20/2017 - $90.00	40,700
	TOTAL CALL OPTIONS PURCHASED (Cost - $4,711,739)		4,353,921

	TOTAL OPTIONS PURCHASED (Cost - $12,083,883)		11,742,749

Shares
	SHORT-TERM INVESTMENTS - 96.9%
	MONEY MARKET FUND - 21.5%
5,759,317	Fidelity Institutional Money Market Funds Treasury Portfolio, Class I, 0.01% ** ^ (Cost - $5,759,317)		5,759,317

Principal
	UNITED STATES GOVERNMENT SECURITIES - 75.4% ^
$3,000,000	United States Treasury Bill, 0.000%, Due 04/28/2016		2,995,364
17,200,000	United States Treasury Bill, 0.000%, Due 10/15/2016		17,198,966
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $20,194,330)		20,194,330

	TOTAL SHORT-TERM INVESTMENTS (Cost - $25,953,647)		25,953,647

	TOTAL INVESTMENTS - 156.1% (Cost - $42,177,691) (b)		$41,828,762
	LIABILITIES IN EXCESS OF OTHER ASSETS - (56.1)%		(15,035,013)
	NET ASSETS - 100.0%		$26,793,749

Shares			Value
	SECURITIES SOLD SHORT - (23.3)% *
	EXCHANGED TRADED FUNDS - (23.3)% *
	ASSET ALLOCATION FUNDS - (0.4)%
90	CurrencyShares Euro Trust		$9,851
205	CurrencyShares Japanese Yen Trust		16,267
2,850	Direxion Daily Emerging Markets Bear 3X Shares		92,140
			118,258
	COMMODITY FUNDS - (20.6)%
210,500	VelocityShares 3x Inverse Natural Gas ETN		1,199,850
754	VelocityShares 3x Inverse Silver ETN linked to S&P GSCI Silver Inverse Index		44,652
788,000	VelocityShares 3x Long Crude ETN		2,568,880
9,500	VelocityShares 3x Long Gold ETN linked to the S&P GSCI Gold Index		99,275
595,000	VelocityShares 3x Long Natural Gas ETN		1,267,350
20,450	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index		334,153
			5,514,160

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares			Value
	EXCHANGED TRADED FUNDS SOLD SHORT - (23.3)% (Continued) *
	EQUITY FUNDS - (2.3)%
7,425	Direxion Daily Energy Bear 3X Shares		$155,331
1,740	Direxion Daily FTSE China Bear 3X Shares		116,510
7,250	Direxion Daily Gold Miners Index Bear 3X Shares		132,893
11,000	Direxion Daily Gold Miners Index Bull 3X Shares		89,210
2,375	Direxion Daily Semiconductors Bear 3x Shares		112,124
			606,068

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $6,199,078) (b)		$6,238,486

Contracts (a)		Expiration Date - Exercise Price
	CALL OPTIONS WRITTEN - (0.6)% *
200	ProShares Ultra VIX Short-Term Futures ETF	01/15/2016 - $55.00	14,000
600	ProShares Ultra VIX Short-Term Futures ETF	01/20/2017 - $60.00	135,000
	CALL OPTIONS WRITTEN - (Premiums Received - $218,164) (b)		$149,000

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

^	All or a portion of this security is segregated as collateral for options written and securities sold short.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short and call options written, is $35,911,619 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$543,003
Unrealized depreciation:	(1,013,346)
Net unrealized depreciation:	$(470,343)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 95.5%
	AEROSPACE/DEFENSE - 3.4%
168,000	Kratos Defense & Security Solutions, Inc. *	$1,058,400

	AGRICULTURE - 6.6%
78,000	GrainCorp Ltd.	512,047
7,500	Imperial Tobacco Group PLC - ADR	723,750
29,000	Swedish Match AB	823,562
		2,059,359
	AUTO MANUFACTURERS - 2.3%
48,500	Ford Motor Co. (a)	727,985

	BEVERAGES - 2.3%
10,300	Molson Coors Brewing Co. (a)	719,043

	CHEMICALS - 2.7%
27,500	Potash Corp. of Saskatchewan, Inc. (a)	851,675

	CLOSED-END FUND - 0.9%
25,250	Central Fund of Canada Ltd. - ADR	294,415

	COMMERCIAL SERVICES - 1.5%
410,000	Bangkok Expressway PCL	479,000

	COMPUTERS - 2.7%
24,500	VeriFone Systems, Inc. * (a)	832,020

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
57,228	JSE Ltd.	605,937

	ELECTRIC - 2.6%
5,000	GDF Suez - ADR	93,125
39,280	GDF Suez	727,870
		820,995
	ENVIRONMENTAL CONTROL - 2.5%
30,200	Tetra Tech, Inc.	774,328

	FOOD - 16.2%
25,000	Campbell Soup Co.	1,191,250
7,000	Ingredion, Inc.	558,670
12,550	Nestle SA - ADR	905,608
120,000	Orkla ASA	940,346
28,307	Snyder’s-Lance, Inc.	913,467
24,000	Tiger Brands Ltd.	560,659
		5,070,000
	HOUSEHOLD PRODUCTS/WARES - 1.8%
32,000	Reckitt Benckiser Group PLC - ADR	555,520

	INTERNET - 4.9%
3,500	eBay, Inc. *	210,840
21,900	Symantec Corp.	509,175
249,862	TeleCommunication Systems, Inc. - Cl. A *	827,043
		1,547,058

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares			Value
	COMMON STOCK - 95.5% (Continued)
	MEDIA - 3.8%
22,000	Discovery Communications, Inc. *		$683,760
20,000	Vivendi SA		503,904
			1,187,664
	OIL & GAS - 7.4%
20,000	BP PLC - ADR		799,200
15,500	Royal Dutch Shell PLC - ADR		883,655
13,000	TOTAL SA - ADR		639,210
			2,322,065
	PHARMACEUTICALS - 10.1%
8,500	Johnson & Johnson		828,410
11,500	Novartis AG - ADR		1,130,910
24,400	Sanofi - ADR		1,208,531
			3,167,851
	RETAIL - 7.0%
19,600	Bob Evans Farms, Inc.		1,000,580
107,400	Wendy’s Co. (a)		1,211,472
			2,212,052
	SOFTWARE - 3.1%
22,000	Microsoft Corp. (a)		971,300

	TELECOMMUNICATIONS - 7.8%
20,000	Cisco Systems, Inc.		549,200
58,000	Orange SA - ADR		890,880
28,000	Vodafone Group PLC - ADR		1,020,600
			2,460,680
	TRANSPORTATION - 1.7%
1,755,700	BTS Rail Mass Transit Growth Infrastructure Fund		529,670

	WATER - 2.3%
39,400	Suez Environnement Co.		732,068

	TOTAL COMMON STOCK (Cost - $28,798,456)		29,979,085

	SHORT-TERM INVESTMENTS - 1.2%
383,849	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **		383,849
	TOTAL SHORT-TERM INVESTMENTS (Cost - $383,849)		383,849

	TOTAL INVESTMENTS - 96.7% (Cost - $29,182,305) (c)		$30,362,934
	OTHER ASSETS LESS LIABILITIES - 3.3%		1,028,104
	NET ASSETS - 100.0%		$31,391,038

Contracts (b)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.2)% *
80	AOL, Inc.	07/17/2015 - $50.00	$400
120	Ford Motor Co.	12/18/2015 - $17.00	2,400
100	Microsoft Corp.	01/15/2016 - $47.00	16,100
40	Molson Coors Brewing Co.	01/15/2016 - $80.00	8,600
90	Potash Corp. Saskatchewan, Inc.	01/15/2016 - $37.00	2,520
80	VeriFone Systems, Inc.	01/15/2016 - $40.00	8,000
224	Wendy’s Co.	01/15/2016 - $10.00	33,600
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $160,987) (c)		$71,620

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

ADR - American Depositary Receipt.

PCL - Public Company Limited

PLC - Public Liability Company.

(a)	All or a portion of this security is segregated as collateral for and is subject to call options written.

(b)	One contract is equivalent to 100 shares of the underlying common stock.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $29,030,071 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,648,878
Unrealized depreciation:	(1,387,635)
Net unrealized appreciation:	$1,261,243

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 58.2%
	AEROSPACE/DEFENSE - 0.6%
17,000	Kratos Defense & Security Solutions, Inc. *	$107,100

	AGRICULTURE - 3.4%
4,300	Imperial Tobacco Group PLC - ADR	414,950
7,500	Swedish Match AB	212,990
		627,940
	AUTO MANUFACTURERS - 1.7%
21,000	Ford Motor Co.	315,210

	BEVERAGES - 2.6%
7,000	Molson Coors Brewing Co.	488,670

	CHEMICALS - 1.8%
11,000	Potash Corp. of Saskatchewan, Inc.	340,670

	CLOSED-END FUNDS - 0.5%
7,500	Central Fund of Canada Ltd.	87,450

	COMMERCIAL SERVICES - 0.9%
149,900	Bangkok Expressway PCL	175,127

	COMPUTERS - 1.9%
10,600	VeriFone Systems, Inc. * (a)	359,976

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
37,010	JSE Ltd.	391,866

	ELECTRIC - 0.8%
7,650	GDF Suez	141,757

	ENVIRONMENTAL CONTROL - 2.0%
14,271	Tetra Tech, Inc.	365,908

	FOOD - 7.2%
4,500	Campbell Soup Co.	214,425
4,300	Ingredion, Inc.	343,183
52,000	Orkla ASA	407,483
11,564	Snyder’s-Lance, Inc.	373,170
		1,338,261
	HOUSEHOLD PRODUCTS/WARES - 1.6%
17,000	Reckitt Benckiser Group PLC - ADR	295,120

	INTERNET - 1.5%
86,000	TeleCommunication Systems, Inc. - Cl. A *	284,660

	MEDIA - 3.9%
13,000	Discovery Communications, Inc. * (a)	404,040
12,800	Vivendi SA	322,499
		726,539

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares				Value
	COMMON STOCK - 58.2% (Continued)
	OIL & GAS - 3.6%
5,500	BP PLC - ADR			$219,780
6,000	Royal Dutch Shell PLC - ADR			342,060
2,000	TOTAL SA - ADR			98,340
				660,180
	PHARMACEUTICALS - 7.9%
4,400	Johnson & Johnson			428,824
4,725	Novartis AG - ADR			464,657
11,500	Sanofi - ADR			569,595
				1,463,076
	RETAIL - 5.8%
5,000	Bob Evans Farms, Inc.			255,250
72,200	Wendy’s Co. (a)			814,416
				1,069,666
	TELECOMMUNICATIONS - 7.2%
14,500	Cisco Systems, Inc.			398,170
27,500	Orange SA - ADR			422,400
14,090	Vodafone Group PLC - ADR			513,580
				1,334,150
	WATER - 1.2%
12,485	Suez Environnement Co.			231,977

	TOTAL COMMON STOCK (Cost - $9,630,074)			10,805,303
Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 37.3%
	AEROSPACE/DEFENSE - 1.7%
$300,000	Embraer Overseas Ltd.	6.375	1/24/2017	316,650

	BEVERAGES - 1.7%
289,000	Constellation Brands, Inc.	7.250	5/15/2017	315,017

	BUILDING MATERIALS - 2.0%
348,000	Lafarge SA	6.500	7/15/2016	364,530

	COMMERCIAL SERVICES - 0.5%
100,000	RR Donnelley & Sons Co.	6.125	1/15/2017	103,000

	COMPUTERS - 4.1%
500,000	Dell, Inc.	3.100	4/1/2016	500,625
250,000	Unisys Corp.	6.250	8/15/2017	264,375
				765,000
	COSMETICS/PERSONAL CARE - 1.1%
200,000	Avon Products, Inc.	3.125	3/15/2016	200,000

	DIVERSIFIED FINANCIAL SERVICES - 10.1%
419,000	Aircastle Ltd.	6.750	4/15/2017	446,235
350,000	Ally Financial, Inc.	3.500	7/18/2016	355,250
125,000	Ally Financial, Inc.	5.500	2/15/2017	130,313
100,000	International Lease Finance Corp.	5.750	5/15/2016	102,500
206,000	International Lease Finance Corp.	8.750	3/15/2017	225,387
356,000	Springleaf Finance Corp.	5.750	9/15/2016	368,015
250,000	Springleaf Finance Corp.	5.400	12/1/2015	252,500
				1,880,200

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 37.3% (Continued)
	FOOD - 0.6%
$100,000	Dean Holding Co.	6.900	10/15/2017	$105,500

	HEALTHCARE-SERVICES - 0.5%
101,000	HCA, Inc.	7.190	11/15/2015	103,020

	HOME BUILDERS - 2.3%
410,000	K Hovnanian Enterprises, Inc.	11.875	10/15/2015	419,737

	IRON/STEEL - 2.2%
70,000	ArcelorMittal	4.500	3/1/2016	71,050
324,000	United States Steel Corp.	6.050	6/1/2017	336,960
				408,010
	LODGING - 2.1%
121,000	MGM Resorts International	6.625	7/15/2015	120,982
258,000	MGM Resorts International	6.875	4/1/2016	266,385
				387,367
	MACHINERY-DIVERSIFIED - 1.6%
300,000	CNH Industrial Capital LLC	3.875	11/1/2015	300,750

	OIL & GAS - 1.0%
192,000	Petrobras Global Finance BV	3.875	1/27/2016	192,820

	PACKAGING & CONTAINERS - 1.1%
200,000	Greif, Inc.	6.750	2/1/2017	209,500

	PIPELINES - 0.7%
125,000	Kinder Morgan, Inc.	7.000	6/15/2017	135,933

	RETAIL - 1.4%
250,000	JC Penney Corp., Inc.	7.650	8/15/2016	257,500

	TELECOMMUNICATIONS - 2.6%
320,000	Sprint Communications, Inc.	6.000	12/1/2016	328,800
147,000	Telecom Italia Capital SA	5.250	10/1/2015	148,227
				477,027

	TOTAL CORPORATE BONDS (Cost - $6,966,205)			6,941,561

Shares
	SHORT-TERM INVESTMENTS - 2.6%
478,970	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **			478,970
	TOTAL SHORT-TERM INVESTMENTS (Cost - $478,970)			478,970

	TOTAL INVESTMENTS - 98.1% (Cost - $17,075,249) (c)			$18,225,834
	OTHER ASSETS LESS LIABILITIES - 1.9%			348,684
	NET ASSETS - 100.0%			$18,574,518

Contracts (b)		Expiration Date - Exercise Price		Value
	CALL OPTIONS WRITTEN - (0.2)% *
100	Discovery Communications, Inc.	09/18/2015 - $35.00		$4,250
80	VeriFone Systems, Inc.	01/15/2016 -$35.00		19,200
150	Wendy’s Co.	01/15/2016 - $10.00		22,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $69,955) (c)			$45,950

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Liability Company

(a)	All or a portion of this security is segregated as collateral for and is subject to call options written.

(b)	Each contract is equivalent to 100 shares of the underlying common stock.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $17,005,720 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,541,772
Unrealized depreciation:	(367,608)
Net unrealized appreciation:	$1,174,164

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 99.2%
	GAS - 0.9%
2,195	Western Gas Equity Partners LP	$131,700

	MINING - 4.1%
21,704	US Silica Holdings, Inc.	637,229

	OIL & GAS - 3.4%
3,458	Phillips 66	278,576
1,584	Tesoro Corp.	133,705
1,831	Valero Energy Corp.	114,621
		526,902
	OIL & GAS SERVICES - 13.2%
16,751	Targa Resources Corp.	1,494,524
84,994	TETRA Technologies, Inc. *	542,262
		2,036,786
	PIPELINES - 77.6%
2,953	Buckeye Partners LP	218,315
12,818	Enbridge, Inc.	599,754
10,954	Energy Transfer Equity LP	702,918
50,644	EnLink Midstream LLC	1,574,522
16,172	Enterprise Products Partners LP	483,381
13,716	Kinder Morgan, Inc.	526,557
4,497	Magellan Midstream Partners LP	329,990
8,342	MarkWest Energy Partners LP	470,322
33,457	NuStar GP Holdings LLC	1,273,373
17,318	ONEOK, Inc.	683,715
56,446	Plains GP Holdings LP	1,458,565
8,922	SemGroup Corp.	709,121
21,378	Spectra Energy Corp.	696,923
16,609	TransCanada Corp.	674,658
27,517	Williams Cos, Inc.	1,579,201
		11,981,315

	TOTAL COMMON STOCK (Cost - $15,705,857)	15,313,932

	SHORT-TERM INVESTMENTS - 1.8%
280,765	Federated US Treasury Cash Reserves, 0.00% **	280,765
	TOTAL SHORT-TERM INVESTMENTS (Cost - $280,765)	280,765

	TOTAL INVESTMENTS - 101.0% (Cost - $15,986,622) (a)	$15,594,697
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(158,166)
	NET ASSETS - 100.0%	$15,436,531

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $15,968,375 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$335,664
Unrealized depreciation:	(709,342)
Net unrealized depreciation:	$(373,678)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 16.3%
	AIRLINES - 1.4%
$450,000	American Airlines Group, Inc. #	4.625		3/1/2020	$435,375
500,000	VistaJet Malta Finance PLC #	7.750		6/1/2020	480,000
					915,375
	BUILDING MATERIALS - 0.4%
250,000	NWH Escrow Corp. #	7.500		8/1/2021	235,000

	COMMERCIAL SERVICES - 1.1%
750,000	Cenveo Corp. #	6.000		8/1/2019	705,000

	DIVERSIFIED FINANCIAL SERVICES - 1.4%
250,000	Aston Escrow Corp. #	9.500		8/15/2021	150,000
750,000	Fly Leasing Ltd.	6.375		10/15/2021	759,375
					909,375
	ELECTRIC - 2.0%
500,000	Illinois Power Generating Co.	7.000		4/15/2018	486,250
750,000	NRG Energy, Inc.	6.250		7/15/2022	761,250
					1,247,500
	FOOD - 0.4%
250,000	BI-LO LLC #	9.250		2/15/2019	252,500

	HOLDING COMPANIES-DIVERSIFIED - 1.7%
500,000	HRG Group, Inc. #	7.750	*	1/15/2022	487,500
250,000	HRG Group, Inc. #	7.750		1/15/2022	243,750
375,000	Stena AB #	7.000		2/1/2024	361,875
					1,093,125
	IRON/STEEL - 0.6%
490,000	Essar Steel Algoma, Inc. #	9.500		11/15/2019	415,275

	MISCELLANEOUS MANUFACTURING - 0.4%
250,000	Jac Holding Corp. #	11.500		10/1/2019	256,875

	OIL & GAS SERVICES - 0.4%
250,000	McDermott International, Inc. #	8.000		5/1/2021	225,000

	PIPELINES - 1.2%
750,000	Rockies Express Pipeline LLC #	6.000		1/15/2019	781,875

	REITS - 0.4%
250,000	Equinix, Inc.	5.7500		1/1/2025	247,500

	RETAIL - 2.0%
250,000	JC Penney Corp., Inc.	5.750		2/15/2018	244,688
500,000	JC Penney Corp., Inc.	8.125		10/1/2019	495,000
500,000	Ruby Tuesday, Inc.	7.625		5/15/2020	513,750
					1,253,438
	SEMICONDUCTORS - 0.7%
500,000	Micron Technology, Inc. #	5.500		2/1/2025	467,500

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 16.3% (Continued)
	TELECOMMUNICATIONS - 1.8%
$500,000	Avaya, Inc. #	7.000		4/1/2019	$488,750
250,000	Frontier Communications Corp.	6.875		1/15/2025	209,062
500,000	Sprint Communications, Inc.	6.000		11/15/2022	456,875
					1,154,687
	TRANSPORTATION - 0.4%
250,000	Navios South American Logistics, Inc. #	7.250		5/1/2022	239,375

	TOTAL CORPORATE BONDS (Cost - $10,680,893)				10,399,400

	COLLATERALIZED LOAN OBLIGATIONS - 3.5%
500,000	Arrowpoint CLO 2014-3 Ltd. #	7.625	*	10/15/2026	501,250
1,000,000	BlueMountain CLO 2012-1 Ltd. #	5.775	*	7/20/2023	983,750
500,000	Cutwater 2014-II Ltd. #	6.088	*	1/15/2027	480,000
250,000	Longfellow Place CLO Ltd. #	6.025	*	1/15/2024	241,250
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $2,203,780)				2,206,250

	BANK LOANS - 80.4%
	ADVERTISING - 2.8%
1,234,951	Affinion Group, Inc.	6.750	*	4/30/2018	1,186,133
250,000	Checkout Holding Corp. (Catalina Marketing)	7.750	*	4/11/2022	185,750
495,000	Checkout Holding Corp. (Catalina Marketing)	4.500	*	4/9/2021	439,312
					1,811,195
	AEROSPACE/DEFENSE- 0.8%
492,468	Tasc, Inc.	6.500	*	5/30/2020	498,011

	AUTO PARTS & EQUIPMENT - 3.1%
992,500	Key Safety Systems	4.750	*	8/30/2021	998,083
496,250	TI Group Automotive Systems, LLC	4.250	*	7/1/2021	496,640
500,000	TI Group Automotive Systems, LLC	4.500	*	6/24/2022	499,375
					1,994,098
	BUILDING MATERIALS - 2.0%
748,125	Hanson Building Products	6.500	*	3/13/2022	750,231
500,000	Protection One, Inc.	5.000	*	6/18/2021	501,250
					1,251,481
	CHEMICALS - 0.8%
496,250	Emerald Performance Materials LLC	4.500	*	8/1/2021	496,716

	COMMERCIAL SERVICES - 4.2%
475,000	Harland Clarke Holdings (Valassis)	7.000	*	5/22/2018	477,560
497,500	HealthPort CT Technologies Intermediate Holdings, Inc.	6.000	*	12/1/2021	499,988
744,375	Novitex Acquisition, LLC	7.500	*	7/7/2020	707,156
496,250	Onsite Rental Group	5.500	*	7/31/2021	483,844
497,500	Vestcom International	6.500	*	9/30/2021	498,122
					2,666,670
	COMPUTERS - 1.3%
878,225	Sungard Availability Services Capital, Inc.	6.000	*	3/31/2019	810,163

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 80.4% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
$452,245	BATS Global Market, Inc.	5.750	*	1/17/2020	$455,259
746,250	DTZ	5.500	*	7/31/2015	750,918
748,125	Novolex / Hilex Poly	6.000	*	12/5/2021	755,606
742,443	Sabre GLBL, Inc.	4.000	*	2/19/2019	743,141
498,750	Siemens Audiology Solutions	5.500	*	12/10/2021	499,685
497,500	Tecomet, Inc.	5.750	*	12/5/2021	492,214
					3,696,823
	ELECTRIC - 0.8%
493,754	Lonestar Generation LLC (fka Viva Alamo LLC)	4.750	*	2/20/2021	487,583

	ELECTRONICS - 1.5%
481,250	Isola USA Corp.	9.250	*	11/29/2018	469,219
464,167	Orbotech, Inc.	5.000	*	8/7/2020	461,846
					931,065
	ENTERTAINMENT - 3.1%
493,763	NEP/NCP HoldCo, Inc.	4.250	*	1/22/2020	487,386
995,000	Scientific Games International	6.000	*	10/1/2021	995,751
500,000	Six Flags Entertainment Corp.	3.500	*	6/29/2022	501,015
					1,984,152
	FOOD - 3.0%
1,376,550	Albertson’s LLC	5.500	*	8/25/2021	1,385,091
498,356	Burger King Holding, Inc.	3.750	*	12/10/2021	498,598
					1,883,689
	GAS - 2.0%
746,231	Wayne Fueling Systems (aka Alfred)	4.750	*	6/18/2021	750,585
500,000	Wayne Fueling Systems (aka Alfred)	8.500	*	6/17/2022	497,500
					1,248,085
	HEALTH-CARE PRODUCTS - 1.6%
500,000	Alere, Inc.	4.250	*	6/10/2022	501,050
495,000	Phillips Medsize (Phillips Plastics Corporation)	4.750	*	6/16/2021	496,393
					997,443
	HEALTH-CARE SERVICES - 3.3%
881,912	Drumm Investors LLC	6.750	*	5/4/2018	892,662
483,601	LifeCare Holdings, Inc.	6.500	*	11/30/2018	482,697
742,491	National Mentor Holdings, Inc.	4.250	*	1/31/2021	741,332
					2,116,691
	HOLDING COMPANIES-DIVERSIFIED - 1.6%
995,000	Travelport LLC	5.750	*	8/13/2021	998,642

	HOUSEHOLD PRODUCTS/WARES - 1.9%
250,000	Spectrum Brands, Inc.	3.750	*	6/16/2022	250,625
992,826	Sun Products (aka Huish Detergents, Inc,)	5.500	*	3/23/2020	969,871
					1,220,496
	INSURANCE - 2.3%
491,197	AmWINS Group, Inc.	5.250	*	9/6/2019	496,355
984,815	Asurion, LLC	5.000	*	5/24/2019	988,438
					1,484,793
	IRON/STEEL - 2.2%
991,256	Essar Steel Algoma, Inc.	7.500	*	3/7/2018	904,521
500,000	Novelis, Inc.	4.000	*	6/2/2022	498,515
					1,403,036

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 80.4% (Continued)
	LODGING - 2.1%
$496,253	Caesars Entertainment Operating Co., Inc.	11.000	*	3/1/2017	$434,135
492,500	Caesars Entertainment Resort Properties, LLC (Harrah’s)	7.000	*	10/9/2020	449,406
454,632	CityCenter Holdings	4.250	*	10/16/2020	455,910
					1,339,451
	MACHINERY-DIVERSIFIED - 1.5%
984,921	Gardner Denver, Inc.	4.250	*	7/30/2020	962,421

	MEDIA - 5.5%
981,250	ALM Media	5.500	*	7/29/2020	961,625
500,000	Clear Channel Communications, Inc.	6.935	*	1/22/2019	463,240
961,417	Clear Channel Communications, Inc.	7.685	*	7/30/2019	902,261
690,476	Media General Financial Services, Inc.	4.000	*	7/31/2020	691,339
498,750	WideOpenWest Finance, LLC	4.500	*	4/1/2019	498,715
					3,517,180
	MISCELLANEOUS MANUFACTURING - 0.8%
500,000	Royal Adhesives & Sealants, LLC	4.500	*	6/10/2022	501,040

	OIL & GAS - 2.8%
495,864	Connacher Oil and Gas	12.250	*	5/23/2018	444,624
990,000	Energy & Exploration Partners	7.750	*	1/22/2019	837,788
497,500	Tenaska TPF II	5.500	*	10/2/2021	502,475
					1,784,887
	OIL & GAS SERVICES - 2.2%
497,494	Ocean Rig UDW	5.500	*	7/16/2021	425,357
996,228	McDermott International	5.250	*	4/10/2019	974,127
					1,399,484
	RETAIL - 4.5%
1,000,000	David’s Bridal, Inc.	5.000	*	10/11/2019	961,250
250,000	Gymboree Corp.	5.000	*	2/23/2018	179,375
997,475	Neiman Marcus (fka Mariposa Merger)	4.250	*	10/25/2020	992,996
500,000	Petsmart	4.250	*	3/10/2022	499,625
250,000	TGI Friday’s, Inc.	5.250	*	7/15/2020	250,520
					2,883,766
	SEMICONDUCTORS - 1.2%
744,318	Freescale Semiconductor, Inc.	5.000	*	1/15/2021	748,040

	SOFTWARE - 7.2%
1,488,254	BMC Software Finance, Inc.	5.000	*	9/10/2020	1,405,239
500,000	Informatica Corp.	4.500	*	6/3/2022	499,845
1,215,703	Presidio, Inc.	5.250	*	2/2/2022	1,220,262
498,750	Riverbed Technologies	6.000	*	4/24/2022	504,548
526,722	RP Crown Parent, LLC (RedPrairie)	6.000	*	12/21/2018	507,960
467,281	Serena Software, Inc. (Spartacus Merger)	7.500	*	4/14/2020	469,909
					4,607,763
	TELECOMMUNICATIONS - 5.1%
1,369,896	Avaya, Inc.	6.250	*	5/29/2020	1,327,819
485,764	Birch Communications	7.750	*	7/8/2020	487,586
244,375	FairPoint Communications, Inc.	7.500	*	2/14/2019	246,858
500,000	Level 3 Communications, Inc.	4.000	*	1/15/2020	500,783
249,359	Ntelos Holdings Corp.	5.750	*	11/9/2019	220,683
433,914	Transaction Network Services, Inc.	5.000	*	2/14/2020	435,179
					3,218,908

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 80.4% (Continued)
	TRANSPORTATION - 3.4%
$975,000	Blue Bird Body Company	6.500	*	6/27/2020	$977,440
1,235,902	YRC Worldwide, Inc.	8.250	*	2/13/2019	1,200,370
					2,177,810
	TOTAL BANK LOANS (Cost - $51,738,353)				51,121,582

Shares
	SHORT-TERM INVESTMENTS - 4.0%
2,544,065	Fidelity Institutional Government Money Market Fund, Class I, 0.01% **				2,544,065
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,544,065)				2,544,065

	TOTAL INVESTMENTS - 104.2% (Cost - $67,167,091) (a)				$66,271,297
	OTHER ASSETS LESS LIABILITIES - (4.2)%				(2,685,835)
	NET ASSETS - 100.0%				$63,585,462

*	Floating Rate, rate shown represents the rate at June 30, 2015.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $8,431,900 or 13.26% of net assets.

LLC - Limited Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $67,167,091 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$434,777
Unrealized depreciation:	(1,330,571)
Net unrealized depreciation:	$(895,794)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON HEDGED INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares				Value
	EXCHANGE TRADED FUNDS - 53.9%
	DEBT FUNDS - 45.4%
9,100	PowerShares Senior Loan Portfolio			$216,489
300	ProShares UltraShort 20+ Year Treasury *			14,937
4,600	SPDR Barclays High Yield Bond ETF			176,778
				408,204
	DEBT FUNDS - 8.5%
500	ProShares UltraShort QQQ *			17,580
2,800	ProShares UltraShort S&P500 *			58,968
				76,548

	TOTAL EXCHANGE TRADED FUNDS (Cost - $491,033)			484,752

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 46.8%
	AIRLINES - 8.1%
$25,000	Air Canada 2015-1 Class C Pass Through Trust #	5.000	3/15/2020	24,667
50,000	American Airlines Group, Inc. #	4.625	3/1/2020	48,375
				73,042
	COMMERCIAL SERVICES - 5.4%
52,000	Cenveo Corp. #	6.000	8/1/2019	48,880

	DIVERSIFIED FINANCIAL SERVICES - 5.7%
25,000	Fly Leasing Ltd.	6.375	10/15/2021	25,312
25,000	NewStar Financial, Inc. #	7.250	5/1/2020	25,656
				50,968
	INTERNET - 2.9%
25,000	Netflix, Inc. #	5.500	2/15/2022	25,812

	IRON/STEEL - 2.4%
25,000	Essar Steel Algoma, Inc. #	9.500	11/15/2019	21,188

	MEDIA - 1.6%
15,000	iHeartCommunications, Inc. #	10.625	3/15/2023	14,213

	MINING - 2.6%
25,000	Barminco Finance Pty Ltd. #	9.000	6/1/2018	23,375

	OIL & GAS - 2.4%
25,000	Ultra Petroleum Corp. #	6.125	10/1/2024	21,938

	REITS - 5.5%
25,000	Communications Sales & Leasing, Inc. #	6.000	4/15/2023	24,450
25,000	Equinix, Inc.	5.750	1/1/2025	24,750
				49,200
	RETAIL - 2.8%
26,000	JC Penney Corp., Inc.	5.750	2/15/2018	25,447

	SEMICONDUCTORS - 2.6%
25,000	Micron Technology, Inc. #	5.500	2/1/2025	23,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON HEDGED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 46.8% (Continued)
	TELECOMMUNICATIONS - 4.8%
$25,000	Avaya, Inc. #	10.500	3/1/2021	$20,625
25,000	Sprint Communications, Inc.	6.000	11/15/2022	22,844
				43,469

	TOTAL CORPORATE BONDS (Cost - $426,800)			420,907

Shares
	SHORT-TERM INVESTMENTS - 0.8%
7,045	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **			7,045
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,045)			7,045

	TOTAL INVESTMENTS - 101.5% (Cost - $924,878) (a)			$912,704
	OTHER ASSETS LESS LIABILITIES - (1.5)%			(13,121)
	NET ASSETS - 100.0%			$899,583

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $322,554 or 35.86% of net assets.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $926,652 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,639
Unrealized depreciation:	(19,587)
Net unrealized depreciation:	$(13,948)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares				Value
	COMMON STOCK - 0.0%
	LODGING - 0.0%
460	Trump Entertainment Resorts, Inc. *^#			$—
	TOTAL COMMON STOCK (Cost - $613,544)			—

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 4.6%
	BIOTECHNOLOGY - 4.6%
$1,603,000	PDL BioPharma, Inc.	4.0000	2/1/2018	1,519,844

	SEMICONDUCTORS - 0.0%
8,669,000	Energy Conversion Devices, Inc. ^+#			—

	TOTAL CONVERTIBLE BONDS - (Cost - $4,402,142)			1,519,844

	CORPORATE BONDS - 83.3%
	AUTO PARTS & EQUIPMENT - 4.5%
1,610,000	Titan International, Inc.	6.8750	10/1/2020	1,479,188

	COAL - 2.8%
4,597,000	Alpha Natural Resources, Inc. +	9.7500	4/15/2018	327,536
4,069,000	Arch Coal, Inc.	7.0000	6/15/2019	590,005
				917,541
	COSMETICS/PERSONAL CARE - 5.2%
2,129,000	Elizabeth Arden, Inc.	7.3750	3/15/2021	1,724,490

	DIVERSIFIED FINANCIAL SERVICES - 5.0%
3,200,000	Community Choice Financial, Inc.	10.7500	5/1/2019	1,636,000

	ELECTRIC - 4.6%
1,610,000	GenOn Americas Generation LLC	8.5000	10/1/2021	1,529,500

	ELECTRICAL COMPONENTS & EQUIPMENT - 5.0%
1,412,000	General Cable Corp.	5.7500	10/1/2022	1,323,750
375,000	GrafTech International Ltd.	6.3750	11/15/2020	341,250
				1,665,000
	LODGING - 5.2%
1,940,000	Caesars Entertainment Operating Co., Inc. +	11.2500	6/1/2017	1,522,900
153,000	MGM Resorts International	11.3750	3/1/2018	179,775
				1,702,675
	MINING - 17.1%
2,003,000	Coeur Mining, Inc.	7.8750	2/1/2021	1,697,543
1,990,000	Hecla Mining Co.	6.8750	5/1/2021	1,883,037
1,230,000	HudBay Minerals, Inc.	9.5000	10/1/2020	1,303,800
3,376,000	Molycorp, Inc. +	10.0000	6/1/2020	742,720
				5,627,100
	OIL & GAS - 12.6%
1,716,000	Northern Oil and Gas, Inc.	8.0000	6/1/2020	1,561,560
1,760,000	Penn Virginia Corp.	7.2500	4/15/2019	1,513,600
2,552,000	SandRidge Energy, Inc.	8.1250	10/15/2022	1,090,980
				4,166,140
	OIL & GAS SERVICES - 4.7%
1,934,000	Forbes Energy Services Ltd.	9.0000	6/15/2019	1,547,200

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 83.3% (Continued)
	RETAIL - 2.2%
$711,000	Cash America International, Inc.	5.7500	5/15/2018	$719,888

	SEMICONDUCTORS - 5.2%
1,933,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	1,705,872

	TELECOMMUNICATIONS - 9.2%
1,123,000	EarthLink Holdings Corp.	7.3750	6/1/2020	1,167,920
1,900,000	Sprint Capital Corp.	8.7500	3/15/2032	1,847,750
				3,015,670

	TOTAL CORPORATE BONDS (Cost - $39,359,591)			27,436,264

Shares
	SHORT-TERM INVESTMENTS - 11.4%
3,739,685	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **			3,739,685
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,739,685)			3,739,685

	TOTAL INVESTMENTS - 99.3% (Cost - $48,114,962) (a)			$32,695,793
	OTHER ASSETS LESS LIABILITIES - 0.7%			243,733
	NET ASSETS - 100.0%			$32,939,526

LLC - Limited Liability Company

*	Non-income producing security

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $48,125,242 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$135,564
Unrealized depreciation:	(15,565,013)
Net unrealized depreciation:	$(15,429,449)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMH/TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares				Value
	COMMON STOCK - 49.2%
	INVESTMENT COMPANIES - 25.5%
107,400	American Capital Ltd. *			$1,455,270
123,463	Apollo Investment Corp.			874,118
108,000	Fifth Street Finance Corp.			707,400
23,756	Oaktree Capital Group LLC			1,263,344
116,675	PennantPark Investment Corp.			1,024,406
126,900	Prospect Capital Corp.			935,253
64,700	Solar Capital Ltd.			1,164,600
				7,424,391
	LODGING - 0.0%
121	Trump Entertainment Resorts, Inc. *^#			—

	PRIVATE EQUITY - 14.0%
68,900	Apollo Global Management LLC - Cl. A			1,526,135
20,211	Blackstone Group LP			826,024
75,000	KKR & Co. LP			1,713,750
				4,065,909
	REITS - 6.0%
68,300	Equity Commonwealth *			1,753,261

	RETAIL - 2.9%
112,900	Ezcorp, Inc. *			838,847

	TOYS/GAMES/HOBBIES - 0.8%
170,000	LeapFrog Enterprises, Inc. - Cl. A *			238,000

	TOTAL COMMON STOCK (Cost - $17,576,701)			14,320,408

	EXCHANGE TRADED FUNDS - 5.5%
	EQUITY FUND - 5.5%
150,300	iShares Mortgage Real Estate Capped ETF			1,590,174
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,855,466)			1,590,174

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 0.2%
	BIOTECHNOLOGY - 0.2%
$68,000	PDL BioPharma, Inc.	4.000	2/1/2018	64,473

	SEMICONDUCTORS - 0.0%
5,543,000	Energy Conversion Devices, Inc. +^#			—

	CONVERTIBLE BONDS (Cost - $1,837,101)			64,473

	CORPORATE BONDS - 38.6%
	AUTO PARTS & EQUIPMENT - 3.8%
1,209,000	Titan International, Inc.	6.875	10/1/2020	1,110,770

	COAL - 1.0%
974,000	Alpha Natural Resources, Inc. +	9.750	4/15/2018	69,398
1,512,000	Arch Coal, Inc.	7.000	6/15/2019	219,240
				288,638

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMH/TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 38.6% (Continued)
	COSMETICS/PERSONAL CARE - 5.5%
$1,968,000	Elizabeth Arden, Inc.	7.375	3/15/2021	$1,594,080

	LODGING - 2.6%
982,000	Caesars Entertainment Operating Co., Inc. +	11.250	6/1/2017	770,870

	MINING - 1.8%
2,395,000	Molycorp, Inc. +	10.000	6/1/2020	526,900

	OIL & GAS - 6.7%
964,000	Penn Virginia Corp.	7.250	4/15/2019	829,040
2,605,000	SandRidge Energy, Inc.	8.125	10/15/2022	1,113,637
				1,942,677
	OIL & GAS SERVICES - 6.3%
2,291,000	Forbes Energy Services Ltd.	9.000	6/15/2019	1,832,800

	SEMICONDUCTORS - 5.1%
1,672,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	1,475,540

	TELECOMMUNICATIONS - 5.8%
1,733,000	Sprint Capital Corp.	8.750	3/15/2032	1,685,342

	TOTAL CORPORATE BONDS (Cost - $16,521,197)			11,227,617

	TOTAL INVESTMENTS - 93.5% (Cost - $37,790,465) (a)			$27,202,672
	OTHER ASSETS LESS LIABILITIES - 6.5%			1,880,994
	NET ASSETS - 100.0%			$29,083,666

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

+	Represents issuer in default on interest payments.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $37,522,271 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,178,570
Unrealized depreciation:	(11,498,169)
Net unrealized depreciation:	$(10,319,599)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST TIME VALUE TRADING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED - 15.2% *
	PUT OPTIONS PURCHASED - 15.1%
21	S&P 500 Index Future	09/18/2015 - $1,990	$210,525
312	S&P 500 Index Future	12/18/2015 - $1,960	4,781,400
156	S&P 500 Index Future	12/18/2015 - $2,000	2,847,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $8,258,525)		7,838,925

	CALL OPTIONS PURCHASED - 0.1%
100	S&P 500 Index Future	06/30/2015 - $2,135	1,250
200	S&P 500 Index Future	06/30/2015 - $2,220	2,500
100	S&P 500 Index Future	06/30/2015 - $2,225	1,250
140	S&P 500 Index Future	07/10/2015 - $2,120	57,750
100	S&P 500 Index Future	07/31/2015 - $2,220	7,500
	TOTAL CALL OPTIONS PURCHASED (Cost - $183,000)		70,250

	TOTAL OPTIONS (Cost - $8,441,525)		7,909,175

Shares
	SHORT-TERM INVESTMENTS - 82.3%
42,749,575	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **		42,749,575
	TOTAL SHORT-TERM INVESTMENTS (Cost - $42,749,575)		42,749,575

	TOTAL INVESTMENTS - 97.5% (Cost - $51,191,100) (b)		$50,658,750
	OTHER ASSETS LESS LIABILITIES - 2.5%		1,294,007
	NET ASSETS - 100.0%		$51,952,757

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (14.8)% *
	PUT OPTIONS WRITTEN - (14.8)%
14	S&P 500 Index Future	07/31/2015 - $1,960	$51,450
156	S&P 500 Index Future	12/18/2015 - $1,660	635,700
156	S&P 500 Index Future	12/18/2015 - $1,920	2,008,500
312	S&P 500 Index Future	12/18/2015 - $1,970	4,999,800
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $8,369,500)		7,695,450

	CALL OPTIONS WRITTEN - (0.0)%
100	S&P 500 Index Future	06/30/2015 - $2,140	1,250
100	S&P 500 Index Future	07/17/2015 - $2,150	17,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $130,000)		18,750

	TOTAL OPTIONS WRITTEN (Premiums Received - $8,499,500) (b)		$7,714,200

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

(a)	Each contract is equivalent to one underlying futures contract.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put and call options written, is $42,944,550 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015

Principal		Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 89.5%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 44.7%
$227,704	Freddie Mac REMICS	7.6145	*	1/15/2029	$52,067
30,092	Freddie Mac REMICS	13.9548	*	12/15/2032	39,696
2,617	Freddie Mac REMICS	14.0290	*	9/15/2034	2,979
1,189,517	Freddie Mac REMICS	6.4645	*	4/15/2036	219,170
485,139	Freddie Mac REMICS	3.0000		6/15/2037	475,603
708,331	Freddie Mac REMICS	5.9145	*	7/15/2039	118,336
53,931	Freddie Mac REMICS	6.6145	*	9/15/2039	8,795
377,131	Freddie Mac REMICS	6.4145	*	12/15/2039	63,084
106,764	Freddie Mac REMICS	4.0000		8/15/2040	14,466
182,937	Freddie Mac Strips	7.0000		4/1/2027	44,262
					1,038,458
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 38.8%
169,640	Fannie Mae Interest Strip	7.5000		7/25/2022	32,504
85,659	Fannie Mae Interest Strip	8.0000		7/25/2024	18,768
112,073	Fannie Mae Interest Strip	8.5000		10/25/2025	27,747
39,595	Fannie Mae Interest Strip	7.5000	*	9/25/2037	9,906
175,570	Fannie Mae Interest Strip	4.5000		11/25/2039	35,374
324,376	Fannie Mae Interest Strip	4.5000		11/25/2039	65,694
50,176	Fannie Mae Interest Strip	5.0000		3/25/2041	10,409
313,133	Fannie Mae REMICS	7.8130	*	9/25/2023	61,013
763,846	Fannie Mae REMICS	3.0000		2/25/2033	116,892
384,563	Fannie Mae REMICS	8.0630	*	6/25/2033	101,217
11,319	Fannie Mae REMICS	13.8660	*	7/25/2034	15,080
567,181	Fannie Mae REMICS	5.6830	*	8/25/2037	100,160
99,820	Fannie Mae REMICS	4.5000	*	12/25/2041	20,579
244,182	Fannie Mae REMICS	5.9730	*	10/25/2042	42,327
236,358	Fannie Mae Pool	3.5000		6/1/2042	244,325
					901,995
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.0%
18,674	Government National Mortgage Association	25.7246	*	11/16/2024	27,928
68,164	Government National Mortgage Association	7.9153	*	6/16/2032	17,619
59,484	Government National Mortgage Association	8.7949	*	4/20/2034	66,317
89,143	Government National Mortgage Association	5.9153	*	10/16/2034	15,202
104,760	Government National Mortgage Association	5.0000		3/20/2039	11,218
					138,284

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost - $2,063,275)				2,078,737

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATION - 3.4%
74,514	ML Trust XLIV	9.0000		8/20/2020	78,156
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATION (Cost - $74,586)				78,156

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 0.0% +
2	US 10-Year Future Option	8/24/2015 - $125.50			1,063
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,563)				1,063
Shares
	SHORT-TERM INVESTMENTS - 5.3%
124,126	Fidelity Institutional Money Market Portfolio, Class I, 0.14% **				124,126
	TOTAL SHORT-TERM INVESTMENTS (Cost - $124,126)				124,126

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Value

TOTAL INVESTMENTS - 98.2% (Cost - $2,263,550) (b)	$2,282,082
OTHER ASSETS LESS LIABILITIES - 1.8%	41,016
NET ASSETS - 100.0%	$2,323,098

*	Floating or variable rate security; rate shown represents the rate at June 30, 2015.

**	Rate shown represents the rate at June 30, 2015, is subject to change and resets daily.

+	Non-income producing security.

REMICS - Real Estate Mortgage Investment Conduit

(a)	Each contract is equivalent to one underlying futures contract.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $2,263,050 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$76,707
Unrealized depreciation:	(57,675)
Net unrealized appreciation:	$19,032

Long / (Short)		Unrealized
Contracts		Gain / (Loss)
	LONG FUTURES CONTRACTS - (0.2)%
4	US 10 Year Future, Maturing September 2015
	(Underlying Face Amount at Value $504,688)	(4,125)
	Net Unrealized Loss From Open Long Futures Contracts	(4,125)

	SHORT FUTURES CONTRACTS - (0.2)%
(1)	US Long Bond Future, Maturing September 2015
	(Underlying Face Amount at Value $150,844)	3,625
(4)	90Day Euro$ Future, Maturing September 2017
	(Underlying Face Amount at Value $981,100)	(3,475)
(4)	90Day Euro$ Future, Maturing December 2017
	(Underlying Face Amount at Value $979,600)	(3,212)
(4)	90Day Euro$ Future, Maturing March 2018
	(Underlying Face Amount at Value $978,350)	50
(4)	90Day Euro$ Future, Maturing June 2018
	(Underlying Face Amount at Value $977,150)	(275)
(4)	90Day Euro$ Future, Maturing September 2018
	(Underlying Face Amount at Value $976,000)	(200)
(4)	90Day Euro$ Future, Maturing December 2018
	(Underlying Face Amount at Value $974,850)	(113)
(4)	90Day Euro$ Future, Maturing March 2019
	(Underlying Face Amount at Value $973,900)	(112)
(4)	90Day Euro$ Future, Maturing June 2019
	(Underlying Face Amount at Value $972,900)	(850)
	Net Unrealized Loss From Open Short Futures Contracts	(4,562)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2015

	Catalyst	Catalyst	Catalyst	Catalyst
	Small-Cap Insider	Hedged Insider	Insider	Insider Long/	Catalyst Activist	Catalyst Insider
	Buying Fund	Buying Fund	Buying Fund	Short Fund	Investor Fund	Income Fund
ASSETS:
Investments in securities, at cost	$90,424,573	$16,031,622	$357,166,010	$16,900,866	$313,855	$708,531
Investments in securities, at value (including $16,943,519, $0, $0, $0, $0, $0 of securities loaned)	$87,798,505	$15,469,744	$359,399,148	$15,586,143	$312,621	$725,131
Receivable for securities sold	1,289,832	—	29,767,402	3,255,458	28,162	63,286
Receivable for Fund shares sold	8,058	—	177,795	—	—	—
Dividends and interest receivable	91,050	7,643	400,163	24,899	202	5,544
Cash	—	1,130	—	—	—	—
Due from Manager	—	—	—	—	715	211
Deposits with Broker	—	—	—	1 1,913,725	—	—
Due from Administrator (note 3)	—	—	—	93,278	—	—
Prepaid expenses and other assets	44,114	27,513	46,624	23,915	2,188	2,462
Total Assets	89,231,559	15,506,030	389,791,132	30,897,418	343,888	796,634

LIABILITIES:
Options written (premiums received $0, $208,546, $0, $0, $0, $0)	—	56,975	—	—	—	—
Securities sold short (proceeds $0, $0, $0, $10,708,351, $0, $0)	—	—	—	8,758,514	—	—
Management fees payable	69,601	11,900	333,239	8,450	—	—
Payable upon return of securities loaned (Note 1)	17,218,011	—	—	—	—	—
Due to custodian	—	—	156,203	—	2,576	—
Due to Broker	—	2,465,593	—	—	—	—
Payable for securities purchased	1,231,441	—	24,740,916	4,863,505	6,056	—
Payable for Fund shares redeemed	117,085	20,902	937,993	355,971	—	—
Fees payable to affiliate	6,963	1,976	29,248	1,800	617	819
Accrued 12b-1 fees	69,355	8,491	262,717	15,974	425	588
Accrued expenses and other liabilities	26,073	17,321	63,275	20,217	15,199	17,521
Total Liabilities	18,738,529	2,583,158	26,523,591	14,024,431	24,873	18,928

Net Assets	$70,493,030	$12,922,872	$363,267,541	$16,872,987	$319,015	$777,706

NET ASSETS CONSIST OF:
Paid in capital	$92,940,957	$16,579,840	$366,359,026	$18,255,103	$345,282	$790,378
Undistributed net investment income (loss)	446,155	(7,773)	(1,144,214)	(303,233)	(957)	—
Accumulated net realized loss on investments, securities sold short, options purchased, options written and foreign currency transactions	(20,268,014)	(3,238,888)	(4,180,409)	(1,713,997)	(24,076)	(29,272)
Net unrealized appreciation (depreciation) on investments, securities sold short, options purchased and options written	(2,626,068)	(410,307)	2,233,138	635,114	(1,234)	16,600
Net Assets	$70,493,030	$12,922,872	$363,267,541	$16,872,987	$319,015	$777,706

Class A
Net Assets	$41,704,487	$9,892,922	$228,894,421	$9,375,156	$194,530	$413,005
Shares of beneficial interest outstanding (a)	2,737,474	936,748	15,230,712	859,939	20,884	43,048
Net asset value per share	$15.23	$10.56	$15.03	$10.90	$9.31	$9.59
Maximum offering price per share (b)	$16.16	$11.20	$15.95	$11.56	$9.88	$10.07
Minimum redemption price per share (c)	$15.08	$10.45	$14.88	$10.79	$9.22	$9.49

Class C
Net Assets	$13,701,631	$2,726,260	$66,068,863	$2,444,125	$28,152	$29,371
Shares of beneficial interest outstanding (a)	936,287	264,596	4,359,309	228,854	3,031	3,063
Net asset value, offering price and redemption price per share	$14.63	$10.30	$15.16	$10.68	$9.29	$9.59

Class I
Net Assets	$15,086,912	$303,690	$68,304,257	$5,053,706	$96,333	$335,330
Shares of beneficial interest outstanding (a)	980,580	28,600	4,537,739	461,668	10,326	34,959
Net asset value, offering price and redemption price per share	$15.39	$10.62	$15.05	$10.95	$9.33	$9.59

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding the Catalyst Insider Income Fund which imposes 4.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months.(excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2015

	Catalyst Hedged	Catalyst Intelligent		Catalyst	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Groesbeck
	Futures Strategy	Alternative		Dynamic Alpha	Compass Buyback	Growth of	Aggressive Growth
	Fund	Fund (a)		Fund	Strategy Fund	Income Fund	Fund
ASSETS:
Investments in securities, at cost	$768,936,683	$346,488		$138,300,652	$14,071,423	$17,198,438	$1,111,960

Investments in securities, at value	$689,411,733	$336,069		$150,028,366	$13,609,147	$22,109,446	$1,199,579
Receivable for securities sold	—	—		4,862,270	1,874,860	—	—
Receivable for Fund shares sold	19,304,022	27,432		421,476	4,556	771	—
Dividends and interest receivable	34,884	132		30,600	13,687	16,441	56
Due from Manager	—	1,613		—	—	—	3,113
Deposits with Broker	390,899,583	—		—	—	—	—
Prepaid expenses and other assets	55,327	4,906		41,559	25,701	16,352	1,945
Total Assets	1,099,705,549	370,152		155,384,271	15,527,951	22,143,010	1,204,693

LIABILITIES:
Options written (premiums received $116,737,996, $0, $0, $0, $0, $0)	21,070,000	—		—	—	—	—
Management fees payable	1,513,960	—		62,608	8,668	18,102	—
Due to Broker	1,658	77,935		—	—	—	—
Payable for securities purchased	—	—		6,607,266	1,819,544	650,668	—
Payable for Fund shares redeemed	1,079,666	—		214,755	—	—	—
Fees payable to affiliate	67,183	607		10,333	1,465	2,735	1,260
Accrued 12b-1 fees	320,680	40		77,797	5,776	13,201	1,463
Accrued expenses and other liabilities	86,306	16,830		36,017	17,469	15,819	15,958
Total Liabilities	24,139,453	95,412		7,008,776	1,852,922	700,525	18,681

Net Assets	$1,075,566,096	$274,740		$148,375,495	$13,675,029	$21,442,485	$1,186,012

NET ASSETS CONSIST OF:
Paid in capital	$1,060,556,216	$272,592		$134,274,823	$14,337,695	$15,352,419	$1,116,594
Undistributed net investment income (loss)	(1,053,375)	8,158		—	56,017	11,220	(7,043)
Accumulated net realized gain (loss) on investments, securities sold short, options purchased, options written and futures	(79,791)	4,409		2,372,958	(256,407)	1,167,838	(11,158)
Net unrealized appreciation (depreciation) on investments, options purchased and options written	16,143,046	(10,419)		11,727,714	(462,276)	4,911,008	87,619
Net Assets	$1,075,566,096	$274,740		$148,375,495	$13,675,029	$21,442,485	$1,186,012

Class A
Net Assets	$392,281,778	$200,160		$111,492,787	$5,158,437	$17,012,241	$1,068,064
Shares of beneficial interest outstanding (b)	36,135,937	20,733		6,803,600	531,476	1,079,198	100,779
Net asset value per share	$10.86	$9.65		$16.39	$9.71	$15.76	$10.60
Maximum offering price per share (c)	$11.52	$10.24		$17.39	$10.30	$16.72	$11.25
Minimum redemption price per share (d)	$10.75	$9.55		$16.23	$9.61	$15.60	$10.49

Class C
Net Assets	$103,601,887	$8,663		$12,695,824	$5,647,831	$561,257	$13,681
Shares of beneficial interest outstanding (b)	9,672,874	898		797,426	588,388	36,121	1,300
Net asset value, offering price and redemption price per share	$10.71	$9.64	(e)	$15.92	$9.60	$15.54	$10.52

Class I
Net Assets	$579,682,431	$65,917		$24,186,884	$2,868,761	$3,868,987	$104,267
Shares of beneficial interest outstanding (b)	53,189,303	6,835		1,473,533	294,164	245,482	9,818
Net asset value, offering price and redemption price per share	$10.90	$9.64		$16.41	$9.75	$15.76	$10.62

(a)	Formerly the Catalyst Absolute Total Return Fund

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months.(excluding shares purchased with reinvested dividends and/or distributions).

(e)	Does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2015

	Catalyst/Lyons	Catalyst/Lyons	Catalyst Macro	Catalyst/MAP	Catalyst/MAP
	Hedged Premium	Tactical	Strategy	Global Capital	Global Total Return	Catalyst MLP &
	Return Fund	Allocation Fund	Fund	Appreciation Fund	Income Fund	Infrastructure Fund
ASSETS:
Investments in securities, at cost	$7,590,844	$165,460,701	$42,177,691	$29,182,305	$17,075,249	$15,986,622

Investments in securities, at value	$7,625,557	$161,274,289	$41,828,762	$30,362,934	$18,225,834	$15,594,697
Receivable for securities sold	692,540	13,839,065	1,152,884	1,056,689	503,582	94,849
Receivable for Fund shares sold	—	193,327	166,567	350	—	84,550
Dividends and interest receivable	6,811	210,871	19	130,771	169,836	7,071
Cash	—	—	—	—	—	37,629
Deposits with Broker	32,036	—	—	—	—	—
Prepaid expenses and other assets	9,607	34,060	12,156	25,641	17,585	11,742
Total Assets	8,366,551	175,551,612	43,160,388	31,576,385	18,916,837	15,830,538

LIABILITIES:
Options written (premiums received $57,935, $0, $218,164, $160,987, $69,955, $0)	65,790	—	149,000	71,620	45,950	—
Securities sold short (proceeds $0, $0, $6,199,078, $0, $0, $0)	—	—	6,238,486	—	—	—
Management fees payable	8,126	134,511	20,719	19,682	14,911	1,561
Due to custodian	593,465	—	18,723	—	—	—
Due to Broker	—	—	4,190,673	—	—	—
Payable for securities purchased	—	12,852,107	5,721,031	—	217,592	369,742
Payable for Fund shares redeemed	—	350,827	—	46,627	22,973	—
Fees payable to affiliate	1,321	12,560	2,271	3,499	2,584	2,041
Accrued 12b-1 fees	17,852	137,041	8,650	24,351	18,331	4,318
Accrued expenses and other liabilities	17,228	33,286	17,086	19,568	19,978	16,345
Total Liabilities	703,782	13,520,332	16,366,639	185,347	342,319	394,007

Net Assets	$7,662,769	$162,031,280	$26,793,749	$31,391,038	$18,574,518	$15,436,531

NET ASSETS CONSIST OF:
Paid in capital	$6,862,397	$156,770,599	$26,716,700	$30,210,647	$17,379,194	$15,810,254
Undistributed net investment income (loss)	—	632,337	(230)	201,422	—	29,548
Accumulated net realized gain (loss) on investments, securities sold short, options purchased, options written and foreign currency transactions	773,514	8,814,756	396,452	(286,742)	22,176	(11,301)
Net unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and foreign currency translations	26,858	(4,186,412)	(319,173)	1,265,711	1,173,148	(391,970)
Net Assets	$7,662,769	$162,031,280	$26,793,749	$31,391,038	$18,574,518	$15,436,531

Class A
Net Assets	$6,426,405	$94,155,528	$11,089,864	$23,973,329	$14,232,810	$7,905,520
Shares of beneficial interest outstanding (a)	538,018	6,595,714	1,039,381	1,928,945	1,237,137	795,876
Net asset value per share	$11.94	$14.28	$10.67	$12.43	$11.50	$9.93
Maximum offering price per share (b)	$12.67	$15.15	$11.32	$13.19	$12.20	$10.54
Minimum redemption price per share (c)	$11.82	$14.14	$10.56	$12.31	$11.39	$9.83

Class C
Net Assets	$213,779	$40,645,297	$1,174,781	$6,962,456	$4,185,722	$1,277,956
Shares of beneficial interest outstanding (a)	18,113	2,887,730	109,827	566,196	365,681	128,742
Net asset value, offering price and redemption price per share	$11.80	$14.08	$10.70	$12.30	$11.45	$9.93

Class I
Net Assets	$1,022,585	$27,230,455	$14,529,104	$455,253	$155,986	$6,253,055
Shares of beneficial interest outstanding (a)	85,396	1,904,822	1,359,149	36,602	13,558	629,166
Net asset value, offering price and redemption price per share	$11.97	$14.30	$10.69	$12.44	$11.51	$9.94

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months.(excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2015

	Catalyst/Princeton	Catalyst/Princeton		Catalyst/SMH		Catalyst/
	Floating Rate	Hedged Income	Catalyst/SMH	Total Return	Catalyst Time Value	Stone Beach Income
	Income Fund	Fund	High Income Fund	Income Fund	Trading Fund	Opportunity Fund
ASSETS:
Investments in securities, at cost	$67,167,091	$924,878	$48,114,962	$37,790,465	$51,191,100	$2,263,550

Investments in securities, at value	$66,271,297	$912,704	$32,695,793	$27,202,672	$50,658,750	$2,282,082
Receivable for securities sold	1,176,046	238,755	—	2,099,963	—	—
Receivable for Fund shares sold	57,278	—	20,328	—	96,198	—
Dividends and interest receivable	889,810	7,552	557,619	323,826	1,966	21,091
Due from Manager	—	7,408	—	—	—	17,053
Deposits with Broker	—	—	—	6,750	8,995,861	26,093
Prepaid expenses and other assets	26,623	2,465	27,340	24,603	14,627	5,496
Total Assets	68,421,054	1,168,884	33,301,080	29,657,814	59,767,402	2,351,815

LIABILITIES:
Options written (premiums received $0, $0, $0, $0, $8,499,500, $0)	—	—	—	—	7,714,200	—
Management fees payable	27,853	—	31,628	25,556	63,872	—
Futures unrealized depreciation	—	—	—	—	—	8,687
Due to custodian	—	—	168,800	443,933	—	—
Payable for securities purchased	4,472,908	249,343	—	—	—	—
Payable for Fund shares redeemed	280,952	—	72,085	30,032	—	—
Fees payable to affiliate	7,307	779	4,128	4,019	2,983	2,100
Accrued 12b-1 fees	24,422	628	62,433	50,320	15,338	682
Accrued expenses and other liabilities	22,150	18,551	22,480	20,288	18,252	17,248
Total Liabilities	4,835,592	269,301	361,554	574,148	7,814,645	28,717

Net Assets	$63,585,462	$899,583	$32,939,526	$29,083,666	$51,952,757	$2,323,098

NET ASSETS CONSIST OF:
Paid in capital	$66,543,728	$898,574	$64,965,376	$50,078,720	$50,536,459	$2,327,415
Undistributed net investment income (loss)	44,352	161	—	530,535	—	5,817
Accumulated net realized gain (loss) on investments, options purchased, options written and futures	(2,106,824)	13,022	(16,606,681)	(10,937,796)	1,163,348	(19,979)
Net unrealized appreciation (depreciation) on investments, options purchased, options written and futures	(895,794)	(12,174)	(15,419,169)	(10,587,793)	252,950	9,845
Net Assets	$63,585,462	$899,583	$32,939,526	$29,083,666	$51,952,757	$2,323,098

Class A
Net Assets	$25,007,784	$476,122	$16,435,363	$8,674,144	$43,909,636	$371,752
Shares of beneficial interest outstanding (a)	2,476,968	48,447	3,913,539	1,898,612	3,936,107	36,824
Net asset value per share	$10.10	$9.83	$4.20	$4.57	$11.16	$10.10
Maximum offering price per share (b)	$10.60	$10.32	$4.41	$4.85	$11.84	$10.72
Minimum redemption price per share (c)	$10.00	$9.73	$4.16	$4.52	$11.05	$10.00

Class C
Net Assets	$6,937,575	$159,897	$14,227,805	$13,088,051	$1,266,924	$41,733
Shares of beneficial interest outstanding (a)	688,936	16,279	3,387,333	2,866,051	114,301	4,139
Net asset value, offering price and redemption price per share	$10.07	$9.82	$4.20	$4.57	$11.08	$10.08

Class I
Net Assets	$31,640,103	$263,564	$2,276,358	$7,321,471	$6,776,197	$1,909,613
Shares of beneficial interest outstanding (a)	3,134,778	26,831	541,801	1,605,057	607,245	189,239
Net asset value, offering price and redemption price per share	$10.09	$9.82	$4.20	$4.56	$11.16	$10.09

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund and Catalyst/SMH High Income Fund which impose a 4.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months.(excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year or Period Ended June 30, 2015

	Catalyst	Catalyst	Catalyst	Catalyst
	Small-Cap Insider	Hedged Insider	Insider	Insider Long/	Catalyst Activist	Catalyst Insider
	Buying Fund	Buying Fund	Buying Fund	Short Fund	Investor Fund (a)	Income Fund (a)
Investment Income:
Dividend income	$949,533	$265,097	$7,195,791	$184,339	$4,298	$—
Interest income	1,484	1,877	5,649	1,587	21	18,129
Securities lending - net	1,102,254	95,982	—	—	—	—
Foreign tax withheld	—	—	—	—	(14)	—
Total Investment Income	2,053,271	362,956	7,201,440	185,926	4,305	18,129

Operating Expenses:
Investment management fees	1,204,569	285,675	3,829,836	201,515	4,626	5,269
12b-1 Fees:
Class A	164,642	46,647	707,707	27,019	585	906
Class C	170,103	38,901	595,545	26,928	379	85
Administration fees	48,498	13,475	188,637	11,072	21,140	20,043
MFund Services fees	37,541	12,738	132,319	10,362	4,736	4,787
Registration fees	46,143	34,722	43,676	25,954	3,553	2,832
Networking fees	73,281	14,889	253,103	12,070	131	286
Audit fees	12,001	13,000	12,004	13,008	11,971	13,954
Custody fees	12,529	4,907	33,585	4,477	4,390	5,766
Printing expense	22,963	7,268	81,037	3,993	627	527
Compliance officer fees	7,018	6,390	8,614	5,941	5,842	6,094
Trustees’ fees	4,722	4,723	4,722	4,722	4,711	4,711
Legal fees	3,722	10,638	8,512	4,004	5,454	5,385
Insurance expense	3,715	1,045	9,787	402	6	10
Dividend expense	—	45,061	—	50,179	—	—
Interest expense	—	102,767	—	182,938	—	—
Miscellaneous expense	4,669	3,815	37,361	3,247	3,892	3,892
Total Operating Expenses	1,816,116	646,661	5,946,445	587,831	72,043	74,547
Less: Expenses waived/reimbursed by Manager	(102,194)	(91,816)	—	(75,789)	(66,456)	(67,228)
Net Operating Expenses	1,713,922	554,845	5,946,445	512,042	5,587	7,319

Net Investment Income (Loss)	339,349	(191,889)	1,254,995	(326,116)	(1,282)	10,810

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(9,908,993)	(1,471,667)	79,687	(1,386,623)	(24,208)	(29,272)
Securities sold short	—	—	—	(710,442)	—	—
Distribution of realized gains by underlying investment companies	5,007	—	—	—	—	—
Options purchased	—	(1,815,300)	—	—	—	—
Options written	—	154,515	—	349,386	—	—
Foreign currency transactions	—	—	—	—	(5)	—
Net realized gain (loss)	(9,903,986)	(3,132,452)	79,687	(1,747,679)	(24,213)	(29,272)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,359,641)	(2,996,520)	(8,516,869)	(1,953,961)	(1,234)	16,600
Securities sold short	—	—	—	2,867,458	—	—
Options purchased	—	316,239	—	—	—	—
Options written	—	80,674	—	—	—	—
Net change in unrealized appreciation (depreciation)	(9,359,641)	(2,599,607)	(8,516,869)	913,497	(1,234)	16,600

Net Realized and Unrealized Loss on Investments	(19,263,627)	(5,732,059)	(8,437,182)	(834,182)	(25,447)	(12,672)

Net Decrease in Net Assets Resulting From Operations	$(18,924,278)	$(5,923,948)	$(7,182,187)	$(1,160,298)	$(26,729)	$(1,862)

(a)	The Catalyst Activist Investor and Catalyst Insider Income Funds commenced operations on July 29, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2015

	Catalyst Hedged	Catalyst Intelligent	Catalyst	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Groesbeck
	Futures Strategy	Alternative	Dynamic Alpha	Compass Buyback	Growth of	Aggressive Growth
	Fund	Fund (a)	Fund	Strategy Fund	Income Fund	Fund (b)
Investment Income:
Dividend Income	$—	$46,989	$1,033,505	$347,570	$490,095	$3,842
Interest Income	355,262	27	261	222	572	195
Securities Lending - net	—		—	8,341	—	—
Foreign tax withheld	—	—	—	(488)	—	—
Total Investment Income	355,262	47,016	1,033,766	355,645	490,667	4,037

Operating Expenses:
Investment management fees	9,942,068	16,082	785,869	174,050	209,861	10,300
12b-1 Fees:
Class A	562,075	301	159,715	14,580	41,768	1,929
Class C	528,786	14	37,288	56,628	5,540	104
Administration fees	274,899	19,928	39,304	10,201	12,186	20,601
MFund Services fees	188,537	4,951	30,075	10,931	12,006	5,316
Registration fees	47,246	3,148	25,846	49,234	22,123	2,498
Networking fees	384,279	88	60,261	643	3,165	344
Audit fees	12,008	13,956	13,501	12,036	12,001	11,963
Custody fees	31,600	4,691	12,072	5,349	4,370	4,387
Printing expense	90,815	642	10,998	6,672	1,870	2,409
Compliance officer fees	10,733	7,695	8,700	8,031	7,563	7,489
Trustees’ fees	4,723	4,711	4,724	4,726	4,722	4,714
Legal fees	11,195	6,582	6,887	3,384	3,775	6,416
Insurance expense	9,050	35	1,744	615	863	17
Dividend expense	—	117	—	—	—	—
Interest expense	—	889	—	—	—	—
Miscellaneous expense	24,072	4,558	1,302	4,872	1,656	3,892
Total Operating Expenses	12,122,086	88,388	1,198,286	361,952	343,469	82,379
Less: Expenses waived/reimbursed by Manager	—	(68,512)	(133,692)	(73,567)	(23,308)	(66,396)
Net Operating Expenses	12,122,086	19,876	1,064,594	288,385	320,161	15,983

Net Investment Income (Loss)	(11,766,824)	27,140	(30,828)	67,260	170,506	(11,946)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	—	1,721	3,417,644	(267,502)	1,546,812	(11,158)
Securities sold short	—	(6,876)	—	—	—	—
Distribution of realized gains by underlying investment companies	—	1,049	—	—	—	—
Options purchased	(80,250,278)	—	—	—	—	—
Options written	101,503,375	3,894	—	—	—	—
Futures	(7,970,200)	—	—	—	—	—
Net realized gain (loss)	13,282,897	(212)	3,417,644	(267,502)	1,546,812	(11,158)

Net change in unrealized appreciation (depreciation) on:
Investments	—	(2,427)	5,142,968	(532,306)	156,453	87,619
Options purchased	(82,452,271)	(7,992)	—	—	—	—
Options written	95,952,996	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	13,500,725	(10,419)	5,142,968	(532,306)	156,453	87,619

Net Realized and Unrealized Gain (Loss) on Investments	26,783,622	(10,631)	8,560,612	(799,808)	1,703,265	76,461

Net Increase (Decrease) in Net Assets Resulting From Operations	$15,016,798	$16,509	$8,529,784	$(732,548)	$1,873,771	$64,515

(a)	The Catalyst Intelligent Alternative Fund, formerly the Catalyst Absolute Total Return Fund, commenced operations on July 31, 2014.

(b)	The Catalyst/Groesbeck Aggressive Growth Fund commenced operations on July 29, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2015

	Catalyst/Lyons	Catalyst/Lyons	Catalyst Macro	Catalyst/MAP	Catalyst/MAP	Catalyst MLP &
	Hedged Premium	Tactical Allocation	Strategy	Global Capital	Global Total Return	Infrastructure
	Return Fund	Fund	Fund	Appreciation Fund	Income Fund	Fund (a)
Investment Income:
Dividend Income	$92,320	$3,297,265	$214,001	$1,072,782	$440,390	$92,821
Dividend Income - affiliated companies	—	—	516	—	—	—
Interest Income	166	2,271	1,087	1,992	171,484	54
Foreign tax withheld	—	—	—	(72,861)	(17,597)	(1,714)
Total Investment Income	92,486	3,299,536	215,604	1,001,913	594,277	91,161

Operating Expenses:
Investment management fees	90,246	1,656,757	229,726	335,201	198,640	36,191
12b-1 fees:
Class A	15,654	227,428	5,271	65,594	37,603	3,647
Class C	4,842	314,831	102,680	70,109	46,486	1,719
Administration fees	5,148	65,890	25,228	20,435	16,256	9,943
MFund Services fees	7,384	48,923	9,745	16,193	11,649	3,358
Registration fees	11,971	39,033	9,052	21,867	17,211	2,830
Networking fees	1,210	62,204	1,989	21,351	12,474	1,804
Audit fees	13,952	12,002	12,967	14,001	14,498	12,181
Custody fees	5,438	14,783	4,972	10,012	5,388	2,799
Printing expense	715	22,201	3,012	6,221	4,193	2,480
Compliance officer fees	7,261	8,613	6,624	7,317	7,239	5,943
Trustees’ fees	4,725	4,722	4,732	4,722	4,722	3,455
Legal fees	5,783	6,116	8,771	4,593	4,493	7,589
Insurance expense	198	3,999	11	862	1,042	13
Interest expense	270	—	21,984	—	—	—
Miscellaneous expense	2,743	13,164	6,326	3,061	1,308	3,726
Total Operating Expenses	177,540	2,500,666	453,090	601,539	383,202	97,678
Less: Expenses waived/reimbursed by Manager	(65,633)	(298,782)	(64,469)	(29,826)	(41,030)	(51,372)
Net Operating Expenses	111,907	2,201,884	388,621	571,713	342,172	46,306

Net Investment Income (Loss)	(19,421)	1,097,652	(173,017)	430,200	252,105	44,855

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	940,569	10,615,766	284,634	(235,790)	92,608	15,223
Affiliated companies			1,023
Securities sold short	—	—	(17,611)	—	—	—
Distribution of realized gains by underlying affiliated investment companies	—	—	350	—	—	—
Options purchased	(782,173)	—	203,342	—	—	—
Options written	779,666	—	76,471	94,462	59,351	—
Foreign currency transactions	—	—		(8,805)	(3,543)	(120)
Net realized gain (loss)	938,062	10,615,766	548,209	(150,133)	148,416	15,103

Net change in unrealized appreciation (depreciation) on:
Investments	(194,000)	(8,437,221)	(581,124)	(1,667,880)	(578,128)	(391,925)
Securities sold short	—	—	(39,408)	—	—	—
Options purchased	3,479	—	(316,747)	—	—	—
Options written	(7,855)	—	72,980	124,653	38,689	—
Foreign currency translations	—	—	—	(4,391)	(1,878)	(45)
Net change in unrealized depreciation	(198,376)	(8,437,221)	(864,299)	(1,547,618)	(541,317)	(391,970)

Net Realized and Unrealized Gain (Loss) on Investments	739,686	2,178,545	(316,090)	(1,697,751)	(392,901)	(376,867)

Net Increase (Decrease) in Net Assets Resulting From Operations	$720,265	$3,276,197	$(489,107)	$(1,267,551)	$(140,796)	$(332,012)

(a)	The Catalyst MLP & Infrastructure Fund commenced operations on December 22, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2015

	Catalyst/Princeton	Catalyst/Princeton		Catalyst/SMH		Catalyst/
	Floating Rate	Hedged Income	Catalyst/SMH	Total Return	Catalyst Time Value	Stone Beach Income
	Income Fund	Fund (a)	High Income Fund	Income Fund	Trading Fund (a)	Opportunity Fund (b)
Investment Income:
Dividend Income	$15,210	$8,914	$—	$1,448,949	$—	$—
Interest Income	4,854,784	8,716	3,773,918	1,726,261	4,286	74,127
Total Investment Income	4,869,994	17,630	3,773,918	3,175,210	4,286	74,127

Operating Expenses:
Investment management fees	740,093	4,591	452,056	405,948	125,185	18,867
12b-1 fees:
Class A	90,121	359	63,657	38,521	15,003	974
Class C	80,572	716	178,007	181,184	2,488	51
Administration fees	62,895	12,624	26,541	23,374	15,271	15,622
MFund Services fees	29,983	2,901	20,376	18,799	5,314	3,492
Registration fees	36,023	1,499	31,263	31,527	2,470	1,888
Networking fees	48,349	270	22,584	18,300	2,606	413
Audit fees	14,007	13,940	14,001	14,000	11,951	12,941
Custody fees	13,014	3,216	4,920	4,990	3,201	4,665
Printing expense	13,342	5,455	6,639	10,750	2,953	2,196
Compliance officer fees	7,780	5,511	7,806	7,777	5,740	6,713
Trustees’ fees	4,723	3,472	4,722	4,722	3,473	3,468
Legal fees	5,613	12,193	2,677	3,109	8,834	22,180
Insurance expense	3,159	2	2,790	1,995	6	39
Miscellaneous expense	9,855	3,184	1,141	1,527	4,057	3,937
Total Operating Expenses	1,159,529	69,933	839,180	766,523	208,552	97,446
Less: Expenses waived/reimbursed by Manager	(100,602)	(64,112)	(56,226)	(20,080)	(49,474)	(76,561)
Net Operating Expenses	1,058,927	5,821	782,954	746,443	159,078	20,885

Net Investment Income (Loss)	3,811,067	11,809	2,990,964	2,428,767	(154,792)	53,242

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,102,355)	13,022	(3,479,539)	(3,861,679)	—	(3,075)
Distribution of realized gains by underlying investment companies	240	—	—	—	—	—
Options purchased	—	—	—	—	(337,435)	(5,438)
Options written	—	—	—	67,290	1,805,645	—
Futures	—	—	—	—	(150,070)	(6,195)
Net realized gain (loss)	(2,102,115)	13,022	(3,479,539)	(3,794,389)	1,318,140	(14,708)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,783,320)	(12,174)	(9,598,385)	(8,207,839)	—	19,032
Options purchased	—	—	—	—	(532,350)	(500)
Options written	—	—	—	4,998	785,300	—
Futures	—	—	—	—	—	(8,687)
Net change in unrealized appreciation (depreciation)	(1,783,320)	(12,174)	(9,598,385)	(8,202,841)	252,950	9,845

Net Realized and Unrealized Gain (Loss) on Investments	(3,885,435)	848	(13,077,924)	(11,997,230)	1,571,090	(4,863)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(74,368)	$12,657	$(10,086,960)	$(9,568,463)	$1,416,298	$48,379

(a)	The Catalyst/Princeton Hedged Income and Catalyst Time Value Trading Funds commenced operations on November 7, 2014.

(b)	The Catalyst/Stone Beach Income Opportunity Fund commenced operations on November 20, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Hedged Insider Buying Fund		Catalyst Insider Buying Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Operations:
Net investment income (loss)	$339,349	$630,219	$(191,889)	$189,863	$1,254,995	$654,458
Net realized gain (loss) on investments	(9,903,986)	9,517,527	(3,132,452)	2,511,664	79,687	9,423,792
Net change in unrealized appreciation (depreciation) on investments	(9,359,641)	8,967,764	(2,599,607)	2,284,331	(8,516,869)	10,775,402
Net increase (decrease) in net assets resulting from operations	(18,924,278)	19,115,510	(5,923,948)	4,985,858	(7,182,187)	20,853,652

Distributions to Shareholders from:
Net investment income
Class A	(73,325)	(363,981)	—	(20,046)	(1,033,040)	(80,114)
Class C	—	(26,411)	—	—	(47)	—
Class I	(23,958)	(28,920)	—	—	(177,571)	—
Net realized gains
Class A	—	—	(2,089,392)	(263,550)	(11,383,806)	(652,811)
Class C	—	—	(420,701)	(32,843)	(2,140,473)	(102,917)
Class I	—	—	(37,064)	—	(1,296,671)	—
Paid in capital
Class A	—	—	—	—	(224,629)	—
Class C	—	—	—	—	(42,236)	—
Class I	—	—	—	—	(25,585)	—

Total distributions to shareholders	(97,283)	(419,312)	(2,547,157)	(316,439)	(16,324,058)	(835,842)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	40,404,332	42,600,409	8,729,994	26,622,804	233,380,911	203,675,925
Class C	6,960,528	8,522,516	1,062,059	3,723,087	42,585,688	35,080,670
Class I	28,120,031	6,196,140	328,153	149,708	89,841,533	215,100
Reinvestment of distributions
Class A	63,916	319,920	1,889,614	247,396	11,313,618	669,102
Class C	—	23,809	388,281	32,078	2,067,049	97,472
Class I	21,428	21,466	37,063	—	1,473,531	—
Cost of shares redeemed
Class A	(56,758,178)	(14,316,014)	(24,402,574)	(10,566,593)	(210,852,491)	(14,031,679)
Class C	(7,390,656)	(2,466,184)	(2,249,445)	(560,481)	(11,157,354)	(2,149,316)
Class I	(18,492,697)	(1,448,312)	(123,896)	—	(20,284,980)	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(7,071,296)	39,453,750	(14,340,751)	19,647,999	138,367,505	223,557,274

Total Increase (Decrease) in Net Assets	(26,092,857)	58,149,948	(22,811,856)	24,317,418	114,861,260	243,575,084

Net Assets:
Beginning of year	96,585,887	38,435,939	35,734,728	11,417,310	248,406,281	4,831,197
End of year*	$70,493,030	$96,585,887	$12,922,872	$35,734,728	$363,267,541	$248,406,281
* Includes undistributed net investment income (loss) at end of year of:	$446,155	$245,920	$(7,773)	$78,453	$(1,144,214)	$40,365

Share Activity:
Class A
Shares Sold	2,394,063	2,597,762	711,548	2,036,098	14,883,609	13,939,493
Shares Reinvested	4,033	19,970	176,435	19,588	755,753	47,691
Shares Redeemed	(3,543,022)	(876,110)	(2,070,774)	(811,182)	(13,782,596)	(966,917)
Net increase (decrease) in shares of Beneficial interest	(1,144,926)	1,741,622	(1,182,791)	1,244,504	1,856,766	13,020,267

Class C
Shares Sold	423,715	531,995	90,709	292,568	2,687,196	2,360,816
Shares Reinvested	—	1,530	37,014	2,566	136,349	6,835
Shares Redeemed	(475,947)	(156,290)	(205,508)	(43,831)	(715,962)	(143,504)
Net increase (decrease) in shares of Beneficial interest	(52,232)	377,235	(77,785)	251,303	2,107,583	2,224,147

Class I
Shares Sold	1,704,281	360,719	25,599	10,595	5,746,084	13,610
Shares Reinvested	1,340	1,330	3,454	—	98,367	—
Shares Redeemed	(1,158,045)	(88,328)	(11,048)	—	(1,320,322)	—
Net increase in shares of Beneficial interest	547,576	273,721	18,005	10,595	4,524,129	13,610

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Insider		Catalyst Activist	Catalyst Insider
	Long/Short Fund		Investor Fund (a)	Income Fund (a)

			For the	For the
	Year Ended	Year Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2015
Operations:
Net investment income (loss)	$(326,116)	$(45,810)	$(1,282)	$10,810
Net realized gain (loss) on investments	(1,747,679)	267,072	(24,213)	(29,272)
Net change in unrealized appreciation (depreciation) on investments	913,497	(220,262)	(1,234)	16,600
Net increase (decrease) in net assets resulting from operations	(1,160,298)	1,000	(26,729)	(1,862)

Distributions to Shareholders:
Net investment income
Class A	—	—	—	(7,314)
Class C	—	—	—	(126)
Class I	—	—	—	(3,735)
Net realized gains
Class A	(167,456)	(72,809)	—	—
Class C	(42,407)	(11,262)	—	—
Class I	(39,296)	—	—	—

Total distributions to shareholders	(249,159)	(84,071)	—	(11,175)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,866,767	10,660,745	352,522	448,599
Class C	2,768,852	2,374,624	65,060	28,500
Class I	6,678,068	203,919	128,000	405,420
Reinvestment of distributions
Class A	149,362	66,750	—	7,296
Class C	39,421	9,822	—	112
Class I	29,638	—	—	1,820
Cost of shares redeemed
Class A	(12,200,395)	(2,222,157)	(139,075)	(36,202)
Class C	(2,421,363)	(652,598)	(37,400)	—
Class I	(1,802,222)	—	(23,363)	(64,802)
Capital Contribution (Note 3)
Class A	41,251	—	—	—
Class C	11,517	—	—	—
Class I	40,510	—	—	—

Net increase in net assets from share transactions of beneficial interest	5,201,406	10,441,105	345,744	790,743

Total Increase in Net Assets	3,791,949	10,358,034	319,015	777,706

Net Assets:
Beginning of year/period	13,081,038	2,723,004	—	—
End of year/period*	$16,872,987	$13,081,038	$319,015	$777,706
* Includes undistributed net investment income (loss) at end of year/period of:	$(303,233)	$7,558	$(957)	$—

Share Activity:
Class A
Shares Sold	1,058,728	905,511	35,414	46,224
Shares Reinvested	14,131	6,997	—	773
Shares Contributed	1,554	—	—	—
Shares Redeemed	(1,121,869)	(208,636)	(14,530)	(3,949)
Net increase (decrease) in shares of Beneficial interest	(47,456)	703,872	20,884	43,048

Class C
Shares Sold	251,403	205,854	6,918	3,051
Shares Reinvested	3,791	1,039	—	12
Shares Contributed	467	—	—	—
Shares Redeemed	(230,913)	(63,144)	(3,887)	—
Net increase in shares of Beneficial interest	24,748	143,749	3,031	3,063

Class I
Shares Sold	609,378	17,179	12,791	41,643
Shares Reinvested	2,799	—	—	193
Shares Contributed	2,491	—	—	—
Shares Redeemed	(170,179)	—	(2,465)	(6,877)
Net increase in shares of Beneficial interest	444,489	17,179	10,326	34,959

(a)	The Catalyst Activist Investor and Catalyst Insider Income Funds commenced operations on July 29, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Hedged Futures		Catalyst Intelligent
	Strategy Fund (a)		Alternative Fund (b)	Catalyst Dynamic Alpha Fund

		For the	For the
	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2015	June 30, 2014
Operations:
Net investment income (loss)	$(11,766,824)	$(855,075)	$27,140	$(30,828)	$(1,015)
Net realized gain (loss) on investments	13,282,897	3,185,728	(212)	3,417,644	5,390,468
Net change in unrealized appreciation (depreciation) on investments	13,500,725	2,642,321	(10,419)	5,142,968	2,823,450
Net increase in net assets resulting from operations	15,016,798	4,972,974	16,509	8,529,784	8,212,903

Distributions to Shareholders from:
Net investment income
Class A	—	—	(1,065)	—	—
Class C	—	—	—	—	—
Class I	—	—	(12,262)	—	—
Net realized gains
Class A	(1,977,438)	—	(88)	(4,727,968)	(2,214,618)
Class C	(481,663)	—	0 (c)	(120,275)	(41,853)
Class I	(2,542,673)	—	(946)	(162,398)	—

Total distributions to shareholders	(5,001,774)	—	(14,361)	(5,010,641)	(2,256,471)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	429,854,623	88,895,185	297,322	91,211,216	2,518,294
Class C	100,452,712	18,526,275	8,950	15,424,449	239,776
Class I	622,397,793	64,325,020	2,093,000	32,392,301	117,108
Reinvestment of distributions
Class A	1,760,880	—	1,147	4,026,437	2,204,727
Class C	470,025	—	—	117,325	41,853
Class I	2,167,283	—	12,184	148,098	—
Cost of shares redeemed
Class A	(124,548,147)	(9,011,145)	(92,858)	(17,715,767)	(2,928,361)
Class C	(11,489,893)	(5,605,406)	—	(3,405,467)	(10,670)
Class I	(113,968,684)	(3,648,423)	(2,047,153)	(9,068,325)	—
Net increase in net assets from share transactions of beneficial interest	907,096,592	153,481,506	272,592	113,130,267	2,182,727

Total Increase in Net Assets	917,111,616	158,454,480	274,740	116,649,410	8,139,159

Net Assets:
Beginning of year/period	158,454,480	—	—	31,726,085	23,586,926
End of year/period*	$1,075,566,096	$158,454,480	$274,740	$148,375,495	$31,726,085
* Includes undistributed net investment income (loss) at end of year/period of:	$(1,053,375)	$—	$8,158	$—	$—

Share Activity:
Class A
Shares Sold	40,093,695	8,524,330	30,029	5,626,320	178,855
Shares Reinvested	171,961	—	118	256,624	159,416
Shares Redeemed	(11,788,539)	(865,510)	(9,414)	(1,088,486)	(210,532)
Net increase in shares of Beneficial interest	28,477,117	7,658,820	20,733	4,794,458	127,739

Class C
Shares Sold	9,470,411	1,797,067	898	967,808	17,005
Shares Reinvested	46,354	—	—	7,664	3,071
Shares Redeemed	(1,106,127)	(534,831)	—	(218,212)	(731)
Net increase in shares of Beneficial interest	8,410,638	1,262,236	898	757,260	19,345

Class I
Shares Sold	57,996,552	6,142,309	210,326	2,002,119	7,654
Shares Reinvested	211,236	—	1,251	9,433	—
Shares Redeemed	(10,812,177)	(348,617)	(204,742)	(545,673)	—
Net increase in shares of Beneficial interest	47,395,611	5,793,692	6,835	1,465,879	7,654

(a)	The Catalyst Hedged Futures Strategy Fund commenced operations on August 30, 2013.

(b)	The Catalyst Intelligent Alternative Fund, formerly the Catalyst Absolute Total Return Fund, commenced operations on July 31, 2014.

(c)	Represents an amount less than $1.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Equity				Catalyst/Groesbeck
	Compass Buyback		Catalyst/Groesbeck		Aggressive Growth
	Strategy Fund (a)		Growth of Income Fund		Fund (b)

		For the			For the
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015
Operations:
Net investment income (loss)	$67,260	$(38,805)	$170,506	$138,591	$(11,946)
Net realized gain (loss) on investments	(267,502)	646,168	1,546,812	1,052,757	(11,158)
Net change in unrealized appreciation (depreciation) on investments	(532,306)	70,030	156,453	1,558,201	87,619
Net increase (decrease) in net assets resulting from operations	(732,548)	677,393	1,873,771	2,749,549	64,515

Distributions to Shareholders from:
Net investment income
Class A	—	—	(127,905)	(109,350)	—
Class C	—	—	(824)	(116)	—
Class I	—	—	(39,956)	(29,578)	—
Net realized gains
Class A	(218,765)	—	(667,309)	(721,587)	—
Class C	(222,347)	—	(22,616)	(33,061)	—
Class I	(166,399)	—	(207,821)	(141,806)	—

Total distributions to shareholders	(607,511)	—	(1,066,431)	(1,035,498)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	771,715	6,309,239	2,888,294	2,792,307	1,012,594
Class C	1,726,498	5,453,663	36,851	65,374	13,000
Class I	1,537,108	10,951,850	2,687,314	297,000	111,008
Reinvestment of distributions
Class A	185,244	—	749,813	784,551	—
Class C	180,853	—	18,677	28,389	—
Class I	157,646	—	238,706	165,458	—
Cost of shares redeemed
Class A	(1,956,462)	(49,747)	(3,526,816)	(1,877,516)	(4,718)
Class C	(1,500,920)	(35,855)	(55,328)	(163,921)	—
Class I	(9,160,228)	(232,909)	(2,182,514)	(533,059)	(10,387)
Net increase (decrease) in net assets from share transactions of beneficial interest	(8,058,546)	22,396,241	854,997	1,558,583	1,121,497

Total Increase (Decrease) in Net Assets	(9,398,605)	23,073,634	1,662,337	3,272,634	1,186,012

Net Assets:
Beginning of year/period	23,073,634	—	19,780,148	16,507,514	—
End of year/period*	$13,675,029	$23,073,634	$21,442,485	$19,780,148	$1,186,012
* Includes undistributed net investment income (loss) at end of year/period of:	$56,017	$—	$11,220	$—	$(7,043)

Share Activity:
Class A
Shares Sold	79,238	639,020	184,494	192,965	101,224
Shares Reinvested	19,749	—	47,695	54,825	—
Shares Redeemed	(201,614)	(4,917)	(224,571)	(129,742)	(445)
Net increase (decrease) in shares of Beneficial interest	(102,627)	634,103	7,618	118,048	100,779

Class C
Shares Sold	178,081	551,554	2,375	4,615	1,300
Shares Reinvested	19,405	—	1,205	2,017	—
Shares Redeemed	(157,058)	(3,594)	(3,655)	(11,519)	—
Net increase (decrease) in shares of Beneficial interest	40,428	547,960	(75)	(4,887)	1,300

Class I
Shares Sold	157,243	1,104,118	167,177	20,893	10,768
Shares Reinvested	16,735	—	15,172	11,555	—
Shares Redeemed	(960,384)	(23,548)	(139,414)	(36,302)	(950)
Net increase (decrease) in shares of Beneficial interest	(786,406)	1,080,570	42,935	(3,854)	9,818

(a)	The Catalyst/EquityCompass Buyback Strategy Fund commenced operations on December 31, 2013.

(b)	The Catalyst/Groesbeck Aggressive Growth Fund commenced operations on July 29, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Hedged		Catalyst/Lyons Tactical		Catalyst Macro
	Premium Return Fund (a)		Allocation Fund		Strategy Fund (b)

		For the				For the
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Operations:
Net investment income (loss)	$(19,421)	$(2,831)	$1,097,652	$662,444	$(173,017)	$(10,475)
Net realized gain on investments	938,062	17,482	10,615,766	6,071,842	548,209	394,552
Net change in unrealized appreciation (depreciation) on investments	(198,376)	225,234	(8,437,221)	3,225,944	(864,299)	545,126
Net increase (decrease) in net assets resulting from operations	720,265	239,885	3,276,197	9,960,230	(489,107)	929,203

Distributions to Shareholders:
Net investment income
Class A	—	—	(798,125)	(240,918)	(11,638)	—
Class C	—	—	(64,965)	(87,862)	—	—
Class I	—	—	(21,176)	—	(13,377)	—
Net realized gains
Class A	(127,013)	—	(5,007,956)	(1,298,144)	(188,284)	—
Class C	(30,086)	—	(1,545,855)	(620,755)	(19,275)	—
Class I	(2,679)	—	(108,093)	—	(165,963)	—

Total distributions to shareholders	(159,778)	—	(7,546,170)	(2,247,679)	(398,537)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,701,109	5,700,970	59,417,885	75,838,987	11,471,368	5,687,691
Class C	3,829,847	8,500	23,411,081	30,929,227	1,552,073	31,688,599
Class I	1,120,621	53,350	32,804,074	136,041	14,779,996	5,314,007
Reinvestment of distributions
Class A	122,622	—	5,499,343	1,469,978	198,863	—
Class C	29,983	—	1,510,505	652,192	19,140	—
Class I	1,565	—	117,963	—	172,358	—
Cost of shares redeemed
Class A	(2,920,799)	(61,230)	(45,377,193)	(21,201,590)	(5,810,323)	(263,940)
Class C	(3,559,334)	—	(7,228,974)	(11,583,300)	(32,191,676)	(302,040)
Class I	(164,807)	—	(4,562,692)	—	(5,452,426)	(111,500)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,160,807	5,701,590	65,591,992	76,241,535	(15,260,627)	42,012,817

Total Increase (Decrease) in Net Assets	1,721,294	5,941,475	61,322,019	83,954,086	(16,148,271)	42,942,020

Net Assets:
Beginning of year/period	5,941,475	—	100,709,261	16,755,175	42,942,020	—
End of year/period*	$7,662,769	$5,941,475	$162,031,280	$100,709,261	$26,793,749	$42,942,020
* Includes undistributed net investment income (loss) at end of year/period of:	$—	$—	$632,337	$418,951	$(230)	$25,013

Share Activity:
Class A
Shares Sold	226,290	558,501	4,007,828	5,544,513	1,066,651	567,960
Shares Reinvested	10,409	—	375,895	107,770	22,675	—
Shares Redeemed	(251,415)	(5,767)	(3,057,698)	(1,559,531)	(591,969)	(25,936)
Net increase (decrease) in shares of Beneficial interest	(14,716)	552,734	1,326,025	4,092,752	497,357	542,024

Class C
Shares Sold	321,876	860	1,593,429	2,291,346	148,201	3,160,208
Shares Reinvested	2,565	—	104,317	48,204	2,182	—
Shares Redeemed	(307,188)	—	(496,272)	(860,458)	(3,171,022)	(29,742)
Net increase (decrease) in shares of Beneficial interest	17,253	860	1,201,474	1,479,092	(3,020,639)	3,130,466

Class I
Shares Sold	93,850	5,000	2,194,813	9,337	1,373,520	530,806
Shares Reinvested	133	—	8,063	—	19,676	—
Shares Redeemed	(13,587)	—	(307,391)	—	(553,906)	(10,947)
Net increase in shares of Beneficial interest	80,396	5,000	1,895,485	9,337	839,290	519,859

(a)	The Catalyst/Lyons Hedged Premium Return Fund commenced operations on December 31, 2013.

(b)	The Catalyst Macro Strategy Fund commenced operations on March 11, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/MAP Global		Catalyst/MAP Global		Catalyst MLP &
	Capital Appreciation Fund		Total Return Income Fund		Infrastructure Fund (a)

					For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015
Operations:
Net investment income	$430,200	$185,928	$252,105	$194,226	$44,855
Net realized gain (loss) on investments	(150,133)	1,269,767	148,416	575,535	15,103
Net change in unrealized appreciation (depreciation) on investments	(1,547,618)	2,588,730	(541,317)	1,455,153	(391,970)
Net increase (decrease) in net assets resulting from operations	(1,267,551)	4,044,425	(140,796)	2,224,914	(332,012)

Distributions to Shareholders:
Net investment income
Class A	(285,785)	(137,001)	(210,378)	(238,783)	(24,722)
Class C	—	(23,036)	(32,480)	(44,158)	(1,070)
Class I	(3,116)	—	(3,070)	(1,012)	(15,921)
Net realized gains
Class A	(1,162,389)	(225,563)	(465,023)	(267,920)	—
Class C	(294,328)	(77,055)	(144,963)	(63,853)	—
Class I	(10,690)	—	(7,765)	—	—
Paid in capital
Class A	—	—	—	—	(84,074)
Class C	—	—	—	—	(11,554)
Class I	—	—	—	—	(60,945)

Total distributions to shareholders	(1,756,308)	(462,655)	(863,679)	(615,726)	(198,286)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	16,979,212	7,820,351	4,568,166	5,661,602	8,162,227
Class C	2,182,136	2,469,918	1,611,851	2,142,653	1,360,900
Class I	579,034	134,800	162,210	121,300	6,435,572
Reinvestment of distributions
Class A	1,264,721	308,650	571,491	386,025	95,260
Class C	268,034	89,419	155,641	93,576	11,793
Class I	7,176	—	5,412	—	71,127
Cost of shares redeemed
Class A	(10,787,448)	(1,656,025)	(4,324,984)	(2,806,959)	(63,757)
Class C	(963,878)	(404,485)	(1,943,198)	(314,576)	(33,763)
Class I	(239,311)	—	(121,776)	—	(72,530)
Net increase in net assets from share transactions of beneficial interest	9,289,676	8,762,628	684,813	5,283,621	15,966,829

Total Increase (Decrease) in Net Assets	6,265,817	12,344,398	(319,662)	6,892,809	15,436,531

Net Assets:
Beginning of year/period	25,125,221	12,780,823	18,894,180	12,001,371	—
End of year/period*	$31,391,038	$25,125,221	$18,574,518	$18,894,180	$15,436,531
* Includes undistributed net investment income at end of year/period of:	$201,422	$117,787	$—	$—	$29,548

Share Activity:
Class A
Shares Sold	1,284,461	618,791	388,902	488,462	792,737
Shares Reinvested	102,490	25,508	49,844	33,245	9,250
Shares Redeemed	(852,586)	(131,955)	(372,352)	(235,876)	(6,111)
Net increase in shares of Beneficial interest	534,365	512,344	66,394	285,831	795,876

Class C
Shares Sold	169,060	199,538	136,806	183,578	130,868
Shares Reinvested	21,862	7,452	13,683	8,090	1,156
Shares Redeemed	(77,836)	(32,612)	(168,046)	(27,430)	(3,282)
Net increase (decrease) in shares of Beneficial interest	113,086	174,378	(17,557)	164,238	128,742

Class I
Shares Sold	45,460	10,000	13,659	10,000	629,387
Shares Reinvested	582	—	473	—	6,941
Shares Redeemed	(19,440)	—	(10,574)	—	(7,162)
Net increase in shares of Beneficial interest	26,602	10,000	3,558	10,000	629,166

(a)	The Catalyst MLP & Infrastructure Fund commenced operations on December 22, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Princeton		Catalyst/Princeton
	Floating Rate		Hedged Income
	Income Fund		Fund (a)	Catalyst/SMH High Income Fund

			For the
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2015	June 30, 2014
Operations:
Net investment income	$3,811,067	$1,533,765	$11,809	$2,990,964	$5,089,756
Net realized gain (loss) on investments	(2,102,115)	93,054	13,022	(3,479,539)	(12,891,830)
Net change in unrealized appreciation (depreciation) on investments	(1,783,320)	905,190	(12,174)	(9,598,385)	9,570,122
Net increase (decrease) in net assets resulting from operations	(74,368)	2,532,009	12,657	(10,086,960)	1,768,048

Distributions to Shareholders from:
Net investment income
Class A	(1,808,059)	(613,188)	(5,472)	(1,780,704)	(3,770,393)
Class C	(341,719)	(184,932)	(1,536)	(1,135,593)	(1,605,010)
Class I	(1,628,217)	(724,925)	(4,640)	(148,814)	(64,548)
Net realized gains
Class A	(57,603)	(2,736)	—	—	(2,348,333)
Class C	(9,841)	(1,214)	—	—	(1,065,204)
Class I	(30,511)	(4,468)	—	—	(31,646)
Paid in capital
Class A	—	—	—	(86,935)	—
Class C	—	—	—	(75,344)	—
Class I	—	—	—	(12,044)	—

Total distributions to shareholders	(3,875,950)	(1,531,463)	(11,648)	(3,239,434)	(8,885,134)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	36,140,270	37,405,673	469,897	5,396,813	3,446,083
Class C	4,197,271	14,782,458	405,337	1,846,353	1,072,788
Class I	22,618,806	34,112,102	264,000	1,595,022	1,594,541
Reinvestment of distributions
Class A	1,398,583	521,162	5,454	1,024,602	4,216,796
Class C	281,608	101,803	1,523	662,173	1,709,443
Class I	1,441,978	527,577	2,784	36,367	37,837
Cost of shares redeemed
Class A	(42,177,965)	(6,885,237)	(421)	(19,375,428)	(33,185,548)
Class C	(5,937,770)	(6,176,205)	(250,000)	(5,023,852)	(7,758,343)
Class I	(21,739,524)	(11,038,424)	—	(221,923)	(104,584)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,776,743)	63,350,909	898,574	(14,059,873)	(28,970,987)

Total Increase (Decrease) in Net Assets	(7,727,061)	64,351,455	899,583	(27,386,267)	(36,088,073)

Net Assets:
Beginning of year/period	71,312,523	6,961,068	—	60,325,793	96,413,866
End of year/period*	$63,585,462	$71,312,523	$899,583	$32,939,526	$60,325,793
* Includes undistributed net investment income at the end of year/period of:	$44,352	$11,576	$161	$—	$40,539

Share Activity:
Class A
Shares Sold	3,500,986	3,555,326	47,936	1,133,705	574,211
Shares Reinvested	136,749	49,395	554	210,725	716,871
Shares Redeemed	(4,135,554)	(652,058)	(43)	(3,937,623)	(5,613,896)
Net increase (decrease) in shares of Beneficial interest	(497,819)	2,952,663	48,447	(2,593,193)	(4,322,814)

Class C
Shares Sold	404,369	1,408,135	41,686	380,497	182,438
Shares Reinvested	27,546	9,655	155	137,810	291,590
Shares Redeemed	(579,932)	(585,372)	(25,562)	(1,022,506)	(1,299,797)
Net increase (decrease) in shares of Beneficial interest	(148,017)	832,418	16,279	(504,199)	(825,769)

Class I
Shares Sold	2,212,673	3,237,402	26,548	326,121	266,346
Shares Reinvested	140,931	50,124	283	7,865	6,514
Shares Redeemed	(2,118,129)	(1,044,578)	—	(46,772)	(18,273)
Net increase in shares of Beneficial interest	235,475	2,242,948	26,831	287,214	254,587

(a)	The Catalyst/Princeton Hedged Income Fund commenced operations on November 7, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

				Catalyst/
	Catalyst/SMH Total		Catalyst Time Value	Stone Beach Income
	Return Income Fund		Trading Fund (a)	Opportunity Fund (b)

			For the	For the
	Year Ended	Year Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2015
Operations:
Net investment income (loss)	$2,428,767	$2,843,806	$(154,792)	$53,242
Net realized gain (loss) on investments	(3,794,389)	(7,541,769)	1,318,140	(14,708)
Net change in unrealized appreciation (depreciation) on investments	(8,202,841)	8,057,200	252,950	9,845
Net increase (decrease) in net assets resulting from operations	(9,568,463)	3,359,237	1,416,298	48,379

Distributions to Shareholders from:
Net investment income
Class A	(825,994)	(1,157,622)	—	(13,833)
Class C	(853,981)	(980,235)	—	(205)
Class I	(417,172)	(37,229)	—	(38,658)
Paid in capital
Class A	(107,607)	(234,905)	—	—
Class C	(146,406)	(206,723)	—	—
Class I	(92,176)	(15,533)	—	—

Total distributions to shareholders	(2,443,336)	(2,632,247)	—	(52,696)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,778,756	5,899,682	45,496,991	862,019
Class C	2,665,405	3,844,801	1,225,608	41,750
Class I	9,410,384	1,612,706	6,635,870	1,915,254
Reinvestment of distributions
Class A	521,682	797,756	—	13,368
Class C	724,783	836,789	—	183
Class I	97,537	7,947	—	36,609
Cost of shares redeemed
Class A	(12,824,630)	(7,761,333)	(2,763,396)	(499,042)
Class C	(7,501,889)	(4,594,115)	(14,164)	—
Class I	(1,617,770)	(15,165)	(44,450)	(42,726)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,745,742)	629,068	50,536,459	2,327,415

Total Increase (Decrease) in Net Assets	(17,757,541)	1,356,058	51,952,757	2,323,098

Net Assets:
Beginning of year/period	46,841,207	45,485,149	—	—
End of year/period*	$29,083,666	$46,841,207	$51,952,757	$2,323,098
* Includes undistributed net investment income at end of year/period of:	$530,535	$780,688	$—	$5,817

Share Activity:
Class A
Shares Sold	497,853	949,873	4,184,604	84,856
Shares Reinvested	97,203	129,136	—	1,317
Shares Redeemed	(2,389,823)	(1,255,588)	(248,497)	(49,349)
Net increase (decrease) in shares of Beneficial interest	(1,794,767)	(176,579)	3,936,107	36,824

Class C
Shares Sold	476,565	619,803	115,616	4,120
Shares Reinvested	137,341	135,475	—	19
Shares Redeemed	(1,409,789)	(745,765)	(1,315)	—
Net increase (decrease) in shares of Beneficial interest	(795,883)	9,513	114,301	4,139

Class I
Shares Sold	1,640,522	261,937	611,337	189,834
Shares Reinvested	19,275	1,292	—	3,607
Shares Redeemed	(315,532)	(2,437)	(4,092)	(4,202)
Net increase in shares of Beneficial interest	1,344,265	260,792	607,245	189,239

(a)	The Catalyst Time Value Trading Fund commenced operations on November 7, 2014.

(b)	The Catalyst/Stone Beach Income Opportunity Fund commenced operations on November 20, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$18.31	$13.28	$11.05	$14.28	$11.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.07	(A)	0.18	(A)	0.19	(A)	0.30	(A)	(0.08)
Net realized and unrealized gain (loss) on investments	(3.14)	4.97	2.54	(3.21)	2.82
Total from investment operations	(3.07)	5.15	2.73	(2.91)	2.74

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.12)	(0.50)	—	—
From net realized gains on investments	—	—	—	(0.32)	(0.12)
Total distributions	(0.01)	(0.12)	(0.50)	(0.32)	(0.12)

Net asset value, end of year	$15.23	$18.31	$13.28	$11.05	$14.28

Total return (B)	(16.74	)% (C)	38.94%	25.62%	(20.30)%	23.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,704	$71,084	$28,433	$45,077	$93,869
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.79%	1.84%	1.86%	1.80%	1.78%
Expenses, net waiver and reimbursement (D)	1.68%	1.55%	1.55%	1.55%	1.55%
Net investment income (loss), before waiver and reimbursement (D)(E)	0.33%	0.82%	1.33%	2.31%	(0.98)%
Net investment income (loss), net waiver and reimbursement (D)(E)	0.44%	1.11%	1.64%	2.56%	(0.75)%
Portfolio turnover rate	214%	231%	117%	61%	123%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$17.71	$12.87	$10.70	$13.95	$11.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05	) (A)	0.05	(A)	0.10	(A)	0.22	(A)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.03)	4.83	2.47	(3.15)	2.71
Total from investment operations	(3.08)	4.88	2.57	(2.93)	2.59

LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.40)	—	—
From net realized gains on investments	—	—	—	(0.32)	(0.12)
Total distributions	—	(0.04)	(0.40)	(0.32)	(0.12)

Net asset value, end of year	$14.63	$17.71	$12.87	$10.70	$13.95

Total return (B)	(17.39	)% (C)	37.92%	24.69%	(20.94)%	22.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,702	$17,503	$7,870	$10,448	$17,595
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.54%	2.59%	2.61%	2.55%	2.53%
Expenses, net waiver and reimbursement (D)	2.43%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (D) (E)	(0.42)%	0.05%	0.58%	1.66%	(1.62)%
Net investment income (loss), net waiver and reimbursement (D) (E)	(0.31)%	0.34%	0.89%	1.91%	(1.39)%
Portfolio turnover rate	214%	231%	117%	61%	123%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$18.47	$13.39	$11.15	$14.37	$11.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	(A)	0.23	(A)	0.22	(A)	0.35	(A)	(0.09)
Net realized and unrealized gain (loss) on investments	(3.17)	5.00	2.56	(3.25)	2.88
Total from investment operations	(3.04)	5.23	2.78	(2.90)	2.79

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.15)	(0.54)	—	—
From net realized gains on investments	—	—	—	(0.32)	(0.12)
Total distributions	(0.04)	(0.15)	(0.54)	(0.32)	(0.12)

Net asset value, end of year	$15.39	$18.47	$13.39	$11.15	$14.37

Total return (B)	(16.47	)% (C)	39.24%	25.95%	(20.10)%	23.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,087	$7,999	$2,133	$1,504	$2,357
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.54%	1.59%	1.61%	1.55%	1.53%
Expenses, net waiver and reimbursement (D)	1.45%	1.30%	1.30%	1.30%	1.30%
Net investment income (loss), before waiver and reimbursement (D,E)	0.71%	1.07%	1.58%	2.27%	(0.73)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.81%	1.37%	1.89%	2.52%	(0.50)%
Portfolio turnover rate	214%	231%	117%	61%	123%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of period	$14.48	$11.83	$9.68	$11.49	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08	) (B)	0.12	(B)	0.10	(B)	0.06	(B)	0.01
Net realized and unrealized gain (loss) on investments	(2.42)	2.70	2.07	(0.88)	1.50
Total from investment operations	(2.50)	2.82	2.17	(0.82)	1.51

LESS DISTRIBUTIONS:
From net investment income	—	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gains on investments	(1.42)	(0.16)	—	(0.98)	—
Total distributions	(1.42)	(0.17)	(0.02)	(0.99)	(0.02)

Net asset value, end of period	$10.56	$14.48	$11.83	$9.68	$11.49

Total return (C)	(17.44)%	24.07%	22.41%	(7.32)%	15.07	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$9,893	$30,693	$10,348	$3,396	$4,821
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (I)	2.71%	2.04%	3.83%	3.59%	4.30	% (E)
Expenses, net waiver and reimbursement (I)	2.31%	1.61%	2.73%	1.83%	1.56	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (I,J)	(1.11)%	0.51%	0.96%	(0.89)%	(2.74	)% (E)
Net investment income (loss), net waiver and reimbursement (I,J)	(0.71)%	0.94%	2.07%	0.87%	(0.00	%) (E,F)
Portfolio turnover rate	183%	255%	277%	196%	46	% (D)

Class C (A)
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of period	$14.28	$11.74	$9.62	$11.50	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.18	) (B)	0.03	(B)	0.02	(B)	(0.01	) (B)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.38)	2.67	2.10	(0.89)	1.53
Total from investment operations	(2.56)	2.70	2.12	(0.90)	1.51

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.01)
From net realized gains on investments	(1.42)	(0.16)	—	(0.98)	—
Total distributions	(1.42)	(0.16)	—	(0.98)	(0.01)

Net asset value, end of period	$10.30	$14.28	$11.74	$9.62	$11.50

Total return (C)	(18.14)%	23.20%	22.04%	(8.01)%	15.07	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,726	$4,888	$1,069	$255	$198
Ratios to average net assets (including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	3.46%	2.79%	4.58%	4.65%	5.05	% (E)
Expenses, net waiver and reimbursement (I)	3.06%	2.36%	3.48%	2.63%	2.31	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (I)(J)	(1.93)%	(0.21)%	0.21%	(1.64)%	(3.49	)% (E)
Net investment income (loss), net waiver and reimbursement (I)(J)	(1.52)%	0.22%	1.32%	0.12%	(0.75	)% (E)
Portfolio turnover rate	183%	255%	277%	196%	46	% (D)

(A)	The Catalyst Hedged Insider Buying Fund Class A and C shares commenced operations on October 28, 2010.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Ratio of net investment loss is less than (0.01)%.

(G)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.06%	1.98%	2.66%	3.31%	4.29% (E)
	Expenses, net waiver and reimbursement	1.66%	1.55%	1.55%	1.55%	1.55% (E)

(H)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.81%	2.73%	3.41%	4.06%	5.04% (E)
	Expenses, net waiver and reimbursement	2.41%	2.30%	2.30%	2.30%	2.30% (E)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$14.49	$14.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(2.39)	0.35
Total from investment operations	(2.45)	0.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.42)	—
Total distributions	(1.42)	—

Net asset value, end of period	$10.62	$14.49

Total return (C)	(17.04)%	2.55	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$304	$154
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	2.46%	2.10	% (E)
Expenses, net waiver and reimbursement (G)	1.95%	1.30	% (E)
Ratios of net Investment income (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (G,H)	(1.04)%	0.18	% (E)
Net investment income (loss), net waiver and reimbursement (G,H)	(0.48)%	0.98	% (E)
Portfolio turnover rate	183%	255	% (D)

(A)	The Catalyst Hedged Insider Buying Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.81%	2.10% (E)
Expenses, net waiver and reimbursement	1.30%	1.30% (E)

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of period	$15.86		$12.65	$10.42		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.07		0.12	0.27		0.06
Net realized and unrealized gain (loss) on investments	(0.30)		3.26	2.96		0.43
Total from investment operations	(0.23)		3.38	3.23		0.49

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.02)	(0.14)		(0.07)
From net realized gains on investments	(0.54)		(0.15)	(0.86)		—
From paid in capital	(0.01)		—	—		—
Total distributions	(0.60)		(0.17)	(1.00)		(0.07)

Net asset value, end of period	$15.03		$15.86	$12.65		$10.42

Total return (C)	(1.44)%		26.90%	32.99	% (F)	4.91	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$228,894		$212,047	$4,475		$422
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.47%		1.49%	5.72%		16.13	% (E)
Expenses, net waiver and reimbursement (H)	1.47%		1.47%	1.00%		1.20	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	0.46%		0.79%	(2.45)%		(14.27	)% (E)
Net investment income, net waiver and reimbursement (H,I)	0.46%		0.81%	2.27%		0.66	% (E)
Portfolio turnover rate	293%		185%	168%		73	% (D)

	Class C (A)
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of period	$16.05		$12.90	$10.63		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)		0.01	0.22		(0.06)
Net realized and unrealized gain (loss) on investments	(0.28)		3.29	3.01		0.72
Total from investment operations	(0.34)		3.30	3.23		0.66

LESS DISTRIBUTIONS:
From net investment income	(0.00	) (G)	—	(0.10)		(0.03)
From net realized gains on investments	(0.54)		(0.15)	(0.86)		—
From paid in capital	(0.01)		—	—		—
Total distributions	(0.55)		(0.15)	(0.96)		(0.03)

Net asset value, end of period	$15.16		$16.05	$12.90		$10.63

Total return (C)	(2.12)%		25.74%	32.14%		6.67	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$66,069		$36,144	$356		$6
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.22%		2.24%	6.47%		16.88	% (E)
Expenses, net waiver and reimbursement (H)	2.22%		2.22%	1.75%		1.95	% (E)
Net investment income (loss), before waiver and reimbursement (H)(I)	(0.37)%		0.05%	(3.20)%		(15.02	)% (E)
Net investment income (loss), net waiver and reimbursement (H)(I)	(0.37)%		0.07%	1.52%		(0.09	)% (E)
Portfolio turnover rate	293%		185%	168%		73	% (D)

(A)	The Catalyst Insider Buying Fund Class A and Class C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Represents an amount less than $0.01 per share.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$15.86	$15.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.06	0.00	(F)
Net realized and unrealized gain (loss) on investments	(0.25)	0.08
Total from investment operations	(0.19)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.07)	—
From net realized gains on investments	(0.54)	—
From paid in capital	(0.01)
Total distributions	(0.62)	—

Net asset value, end of period	$15.05	$15.86

Total return (C)	(1.16)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$68,304	$216
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.22%	1.48	% (E)
Expenses, net waiver and reimbursement (G)	1.22%	1.25	% (E)
Net investment income, before waiver and reimbursement (G)(H)	0.42%	0.09	% (E)
Net investment income, net waiver and reimbursement(G)(H)	0.42%	0.32	% (E)
Portfolio turnover rate	293%	185	% (D)

(A)	The Catalyst Insider Buying Fund Class I shares commenced operations on June 6, 2014

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$11.62		$10.34	$10.15	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.20)		(0.14)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.37)		1.81	0.23	0.18
Total from investment operations	(0.57)		1.67	0.19	0.15

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)		(0.39)	—	—
Total distributions	(0.15)		(0.39)	—	—

Net asset value, end of period	$10.90		$11.62	$10.34	$10.15

Total return (C)	(4.88	)% (J,K)	16.99%	1.87%	1.50	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$9,375		$10,541	$2,105	$1,026
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before wavier and reimbursement (H)	3.55%		5.63%	4.48%	21.96	% (E)
Expenses, net waiver and reimbursement (H)	3.12%		3.60%	2.21%	2.97	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.24)%		(3.32)%	(2.70)%	(19.00	)% (E)
Net investment loss, net waiver and reimbursement (H,I)	(1.81)%		(1.29)%	(0.43)%	(0.01	)% (E)
Portfolio turnover rate	239%		207%	253%	0	% (D)

	Class C (A)
	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$11.47		$10.25	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)		(0.22)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.37)		1.83	0.21	0.17
Total from investment operations	(0.64)		1.61	0.12	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)		(0.39)	—	—
Total distributions	(0.15)		(0.39)	—	—
Net asset value, end of period	$10.68		$11.47	$10.25	$10.13

Total return (C)	(5.56	)% (J,K)	16.53%	1.18%	1.30	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,444		$2,341	$618	$22
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before wavier and reimbursement (H)	4.30%		6.38%	5.23%	22.71	% (E)
Expenses, net waiver and reimbursement (H)	3.87%		4.35%	2.96%	3.72	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H)(I)	(2.98)%		(4.11)%	(3.45)%	(19.75	)% (E)
Net investment loss, net waiver and reimbursement (H)(I)	(2.54)%		(2.08)%	(1.18)%	(0.76	)% (E)
Portfolio turnover rate	239%		207%	253%	0	% (D)

(A) The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.11%		3.48%	3.52%	20.24	% (E)
Expenses, net waiver and reimbursement	1.67%		1.45%	1.25%	1.25	% (E)

(G) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.86%		4.23%	4.27%	20.99	% (E)
Expenses, net waiver and reimbursement	2.42%		2.20%	2.00%	2.00	% (E)

(H) Does not include expenses of the underlying investment companies in which the Fund invests.

(I) Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K) Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (5.14)% for the A shares and (5.82)% for the C shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the
	Year Ended		Period Ended
	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$11.62		$11.87

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.25)		(0.01)
Net realized and unrealized loss on investments	(0.27)		(0.24	) (F)
Total from investment operations	(0.52)		(0.25)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)		—
Total distributions	(0.15)		—

Net asset value, end of period	$10.95		$11.62

Total return (C)	(4.44	)% (J,K)	(2.11	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,054		$200
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	3.31%		3.89	% (E)
Expenses, net waiver and reimbursement (H)	2.70%		3.25	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H)(I)	(3.01)%		(1.44	)% (E)
Net investment loss, net waiver and reimbursement (H)(I)	(2.36)%		(0.80	)% (E)
Portfolio turnover rate	239%		207	% (D)

(A)	The Catalyst Insider Long/Short Fund Class I commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.90%	1.89%
Expenses, net waiver and reimbursement	1.25%	1.25%

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (4.70)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Activist Investor Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.03)	(0.11)	(0.01)
Net realized and unrealized loss on investments	(0.66)	(0.60)	(0.66)
Total from investment operations	(0.69)	(0.71)	(0.67)

Net asset value, end of period	$9.31	$9.29	$9.33

Total return (C,D)	(6.90)%	(7.10)%	(6.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$195	$28	$96
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	19.58%	20.33%	19.33%
Expenses, net waiver and reimbursement (E)	1.50%	2.25%	1.25%
Net investment loss, before waiver and reimbursement (E)	(18.41)%	(19.16)%	(18.16)%
Net investment loss, net waiver and reimbursement (E)	(0.33)%	(1.08)%	(0.08)%
Portfolio turnover rate (D)	140%	140%	140%

(A)	The Catalyst Activist Investor Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.10	0.19
Net realized and unrealized loss on investments	(0.42)	(0.40)	(0.40)
Total from investment operations	(0.24)	(0.30)	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.11)	(0.20)
Total distributions	(0.17)	(0.11)	(0.20)

Net asset value, end of period	$9.59	$9.59	$9.59

Total return (C,D)	(2.32)%	(2.94)%	(2.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$413	$29	$335
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	14.20%	14.95%	13.95%
Expenses, net waiver and reimbursement (E)	1.45%	2.20%	1.20%
Net investment loss, before waiver and reimbursement (E)	(10.73)%	(11.66)%	(10.58)%
Net investment income, net waiver and reimbursement (E)	2.02%	1.09%	2.17%
Portfolio turnover rate (D)	58%	58%	58%

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)				Class I (A)
	For the	For the		For the		For the		For the		For the
	Year Ended	Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	June 30, 2015	June 30, 2014		June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014

Net asset value, beginning of period	$10.77	$10.00		$10.70		$10.00		$10.78		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.23)	(0.19)		(0.30)		(0.26)		(0.20)		(0.17)
Net realized and unrealized gain on investments	0.42	0.96		0.41		0.96		0.42		0.95
Total from investment operations	0.19	0.77		0.11		0.70		0.22		0.78

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.10)	—		(0.10)		—		(0.10)		—
Total distributions	(0.10)	—		(0.10)		—		(0.10)		—

Net asset value, end of period	$10.86	$10.77		$10.71		$10.70		$10.90		$10.78

Total return (C)	1.83%	7.70	% (D)	1.09	% (E)	7.00	% (D,E)	2.11	% (E)	7.80	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$392,282	$82,458		$103,602		$13,512		$579,682		$62,485
Ratios to average net assets
Ratio of expenses to average net assets (G)	2.19%	2.29	% (F)	2.94%		3.04	% (F)	1.94%		2.04	% (F)
Ratio of net investment loss to average net assets (G)(H)	(2.12)%	(2.25	)% (F)	(2.87)%		(2.98	)% (F)	(1.87)%		(1.96	)% (F)
Portfolio turnover rate	0%	0	% (D)	0%		0	% (D)	0%		0	% (D)

(A)	The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Intelligent Alternative Fund (formerly Catalyst Absolute Total Return Fund)
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15	0.01	0.25
Net realized and unrealized loss on investments	(0.45)	(0.37)	(0.55)
Total from investment operations	(0.30)	(0.36)	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	—	(0.06)
From net realized gains on investments (F)	(0.00)	(0.00)	(0.00)
Total distributions	(0.05)	(0.00)	(0.06)

Net asset value, end of period	$9.65	$9.64	$9.64

Total return (C,D)	(2.92)%	(3.56)%	(2.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$200	$9	$66
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (E)	8.50%	9.25%	8.25%
Expenses, net waiver and reimbursement (E)	2.07%	2.82%	1.82%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (E)	(4.76)%	(6.29)%	(3.98)%
Net investment income, net waiver and reimbursement (E)	1.66%	0.13%	2.45%
Portfolio turnover rate (D)	366%	366%	366%

(A)	The Catalyst Absolute Total Return Fund Class A, Class C and Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents less than $0.01 per share.

(G)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (E)	8.47%	9.22%	8.22%
Expenses, net waiver and reimbursement (E)	1.99%	2.74%	1.74%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, beginning of period	$15.43	$12.40		$10.68	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.01)	(0.00	) (F)	0.01	(0.00	) (F)
Net realized and unrealized gain on investments	2.56	4.26		1.73	0.68
Total from investment operations	2.55	4.26		1.74	0.68

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.02)	—
From net realized gains on investments	(1.59)	(1.23)		—	—
Total distributions	(1.59)	(1.23)		(0.02)	—

Net asset value, end of period	$16.39	$15.43		$12.40	$10.68

Total return (C)	16.98%	35.52%		16.30%	6.80	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$111,493	$31,000		$23,331	$20,530
Ratios to average net assets
Expenses, before waiver and reimbursement	1.52%	1.56%		1.57%	1.81	% (E)
Expenses, net waiver and reimbursement	1.35%	1.35%		1.35%	1.35	% (E)
Net investment loss, before waiver and reimbursement	(0.22)%	(0.20)%		(0.14)%	(0.39	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.05)%	0.01%		0.08%	0.07	% (E)
Portfolio turnover rate	84%	108%		97%	74	% (D)

	Class C (A)
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, beginning of period	$15.14	$12.28		$10.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.12)	(0.10)		(0.08)	(0.04)
Net realized and unrealized gain on investments	2.49	4.19		1.73	0.68
Total from investment operations	2.37	4.09		1.65	0.64

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.01)	—
From net realized gains on investments	(1.59)	(1.23)		—	—
Total distributions	(1.59)	(1.23)		(0.01)	—

Net asset value, end of period	$15.92	$15.14		$12.28	$10.64

Total return (C)	16.07%	34.44%		15.47%	6.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,696	$608		$256	$27
Ratios to average net assets
Expenses, before waiver and reimbursement	2.27%	2.31%		2.32%	2.56	% (E)
Expenses, net waiver and reimbursement	2.10%	2.10%		2.10%	2.10	% (E)
Net investment loss, before waiver and reimbursement	(0.94)%	(0.95)%		(0.89)%	(1.18	)% (E)
Net investment loss, net waiver and reimbursement	(0.77)%	(0.74)%		(0.67)%	(0.72	)% (E)
Portfolio turnover rate	84%	108%		97%	74	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class A and Class C shares commenced operations on December 22, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$15.43	$15.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.01
Net realized and unrealized gain on investments	2.53	0.12
Total from investment operations	2.57	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.59)	—
Total distributions	(1.59)	—

Net asset value, end of period	$16.41	$15.43

Total return (C)	17.12%	0.85	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$24,187	$118
Ratios to average net assets
Expenses, before waiver and reimbursement	1.27%	1.51	% (E)
Expenses, net waiver and reimbursement	1.10%	1.10	% (E)
Net investment income, before waiver and reimbursement	0.10%	0.18	% (E)
Net investment income, net waiver and reimbursement	0.27%	0.59	% (E)
Portfolio turnover rate	84%	108	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/EquityCompass Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)				Class C (A)			Class I (A)
	For the		For the		For the	For the		For the	For the
	Year Ended		Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2015		June 30, 2014		June 30, 2015	June 30, 2014		June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.19		$10.00		$10.16	$10.00		$10.22	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	0.06		(0.02)		(0.01)	(0.06)		0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.16)		0.21		(0.17)	0.22		(0.15)	0.23
Total from investment operations	(0.10)		0.19		(0.18)	0.16		(0.09)	0.22

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.38)		—		(0.38)	—		(0.38)	—
Total distributions	(0.38)		—		(0.38)	—		(0.38)	—

Net asset value, end of period	$9.71		$10.19		$9.60	$10.16		$9.75	$10.22

Total return (C)	(0.84	)% (F)	1.90	% (D)	(1.65)%	1.60	% (D)	(0.74)%	2.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,158		$6,464		$5,648	$5,567		$2,869	$11,042
Ratios to average net assets
Expenses, before waiver and reimbursement	1.92%		1.99	% (E)	2.67%	2.74	% (E)	1.67%	1.74	% (E)
Expenses, net waiver and reimbursement	1.50%		1.50	% (E)	2.25%	2.25	% (E)	1.25%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement	0.22%		(0.94	)% (E)	(0.51)%	(1.71	)% (E)	0.17%	(0.68	)% (E)
Net investment income (loss), net waiver and reimbursement	0.66%		(0.45	)% (E)	(0.08)%	(1.22	)% (E)	0.57%	(0.19	)% (E)
Portfolio turnover rate	806%		384	% (D)	806%	384	% (D)	806%	384	% (D)

(A)	The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$15.10	$13.75	$11.77	$11.60	$9.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12	(A)	0.11	(A)	0.13	(A)	0.09	(A)	0.12
Net realized and unrealized gain on investments	1.30	2.09	2.02	0.27	2.38
Total from investment operations	1.42	2.20	2.15	0.36	2.50

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.11)	(0.13)	(0.08)	(0.11)
From net realized gains on investments	(0.64)	(0.74)	(0.04)	(0.11)	(0.00	) (B)
Total distributions	(0.76)	(0.85)	(0.17)	(0.19)	(0.11)

Net asset value, end of year	$15.76	$15.10	$13.75	$11.77	$11.60

Total return (C)	9.44%	16.36%	18.42%	3.26%	27.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,012	$16,182	$13,111	$10,644	$7,649
Ratios to average net assets
Expenses, before waiver and reimbursement	1.66%	1.69%	1.79%	1.98%	2.31%
Expenses, net waiver and reimbursement	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement	0.67%	0.61%	0.77%	0.33%	0.37%
Net investment income, net waiver and reimbursement	0.78%	0.75%	1.01%	0.76%	1.13%
Portfolio turnover rate	32%	25%	15%	26%	25%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$14.91	$13.59	$11.65	$11.51	$9.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(A)	0.00	(A,B)	0.03	(A)	(0.01	) (A)	0.04
Net realized and unrealized gain on investments	1.28	2.06	2.00	0.29	2.37
Total from investment operations	1.29	2.06	2.03	0.28	2.41

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.00	) (B)	(0.05)	(0.03)	(0.05)
From net realized gains on investments	(0.64)	(0.74)	(0.04)	(0.11)	(0.00	) (B)
Total distributions	(0.66)	(0.74)	(0.09)	(0.14)	(0.05)

Net asset value, end of year	$15.54	$14.91	$13.59	$11.65	$11.51

Total return (C)	8.68%	15.51%	17.49%	2.53%	26.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$561	$540	$559	$484	$87
Ratios to average net assets
Expenses, before waiver and reimbursement	2.41%	2.44%	2.54%	2.73%	3.06%
Expenses, net waiver and reimbursement	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement	(0.08)%	(0.13)%	0.02%	(0.49)%	(0.38)%
Net investment income (loss), net waiver and reimbursement	0.03%	0.01%	0.26%	(0.06)%	0.38%
Portfolio turnover rate	32%	25%	15%	26%	25%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

Class I (A)
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of period	$15.10	$13.75	$11.77	$11.60	$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17	(B)	0.14	(B)	0.16	(B)	0.12	(B)	0.09
Net realized and unrealized gain on investments	1.29	2.09	2.02	0.27	1.33
Total from investment operations	1.46	2.23	2.18	0.39	1.42

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.14)	(0.16)	(0.11)	(0.11)
From net realized gains on investments	(0.64)	(0.74)	(0.04)	(0.11)	(0.00	) (C)
Total distributions	(0.80)	(0.88)	(0.20)	(0.22)	(0.11)

Net asset value, end of period	$15.76	$15.10	$13.75	$11.77	$11.60

Total return (D)	9.71%	16.65%	18.71%	3.51%	13.94	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,869	$3,058	$2,838	$2,179	$1,237
Ratios to average net assets
Expenses, before waiver and reimbursement	1.41%	1.44%	1.54%	1.73%	2.06	% (F)
Expenses, net waiver and reimbursement	1.30%	1.30%	1.30%	1.30%	1.30	% (F)
Net investment income, before waiver and reimbursement	0.94%	0.85%	1.02%	0.61%	0.62	% (F)
Net investment income, net waiver and reimbursement	1.05%	0.98%	1.26%	1.04%	1.38	% (F)
Portfolio turnover rate	32%	25%	15%	26%	25	% (E)

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Aggressive Growth Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.19)	(0.09)
Net realized and unrealized gain on investments	0.71	0.71	0.71
Total from investment operations	0.60	0.52	0.62

Net asset value, end of period	$10.60	$10.52	$10.62

Total return (C,D)	6.00%	5.20%	6.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,068	$14	$104
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	8.01%	8.76%	7.76%
Expenses, net waiver and reimbursement (E)	1.55%	2.30%	1.30%
Net investment loss, before waiver and reimbursement (E)	(7.62)%	(8.40)%	(7.40)%
Net investment loss, net waiver and reimbursement (E)	(1.16)%	(1.94)%	(0.93)%
Portfolio turnover rate (D)	9%	9%	9%

(A)	The Catalyst/Groesbeck Aggressive Growth Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Hedged Premium Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)			Class I (A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2015	June 30, 2014		June 30, 2015	June 30, 2014		June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.64	$10.00		$10.59	$10.00		$10.63	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.03)	(0.01)		(0.15)	(0.05)		0.04	(0.00	) (F)
Net realized and unrealized gain (loss) on investments	1.55	0.65		1.58	0.64		1.52	(0.04	) (G)
Total from investment operations	1.52	0.64		1.43	0.59		1.56	(0.04)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	—		(0.22)	—		(0.22)	—
Total distributions	(0.22)	—		(0.22)	—		(0.22)	—

Net asset value, end of period	$11.94	$10.64		$11.80	$10.59		$11.97	$10.63

Total return (C)	14.34%	6.40	% (D)	13.55%	5.90	% (D)	14.73%	(0.37	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,426	$5,879		$214	$9		$1,023	$53
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	2.42%	4.62	% (E)	3.17%	5.37	% (E)	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50	% (E)	2.25%	2.25	% (E)	1.25%	1.25	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(1.14)%	(3.35	)% (E)	(2.15)%	(4.10	)% (E)	(0.55)%	(2.28	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.23)%	(0.23	)% (E)	(1.24)%	(0.98	)% (E)	0.37%	(0.57	)% (E)
Portfolio turnover rate	216%	38	% (D)	216%	38	% (D)	216%	38	% (D)

(A) The Catalyst Lyons Hedged Premium Return Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized

(F) Represents an amount less than $0.01 per share.

(G) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(H) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.42%	4.62	% (E)	3.17%	5.37	% (E)	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50	% (E)	2.25%	2.25	% (E)	1.25%	1.25	% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)					Class C (A)
	For the	For the		For the		For the	For the	For the
	Year Ended	Year Ended		Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$14.50	$12.12		$10.00		$14.33	$12.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.14	0.18		0.18		0.04	0.08	0.11
Net realized and unrealized gain on investments	0.57	2.73		2.10		0.54	2.72	2.08
Total from investment operations	0.71	2.91		2.28		0.58	2.80	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.08)		(0.07)		(0.03)	(0.06)	(0.06)
From net realized gains on investments	(0.80)	(0.45)		(0.09)		(0.80)	(0.45)	(0.09)
Total distributions	(0.93)	(0.53)		(0.16)		(0.83)	(0.51)	(0.15)

Net asset value, end of period	$14.28	$14.50		$12.12		$14.08	$14.33	$12.04

Total return (C)	4.74%	24.29%		23.04	% (D)	3.93%	23.51%	22.13	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$94,156	$76,417		$14,262		$40,645	$24,157	$2,494
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.73%	1.77%		2.23	% (E)	2.48%	2.52%	2.98	% (E)
Expenses, net waiver and reimbursement (G)	1.50%	1.50%		1.50	% (E)	2.25%	2.25%	2.25	% (E)
Net investment income, before waiver and reimbursement (G,H)	0.76%	1.05%		0.86	% (E)	0.02%	0.33%	0.11	% (E)
Net investment income , net waiver and reimbursement (G,H)	0.98%	1.32%		1.59	% (E)	0.24%	0.59%	0.84	% (E)
Portfolio turnover rate	194%	165%		126	% (D)	194%	165%	126	% (D)

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$14.51	$14.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.19	0.01
Net realized and unrealized gain (loss) on investments	0.56	(0.07	) (F)
Total from investment operations	0.75	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	—
From net realized gains on investments	(0.80)	—
Total distributions	(0.96)	—

Net asset value, end of period	$14.30	$14.51

Total return (C)	5.01%	(0.41	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$27,230	$135
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.48%	1.90	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.20	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.04%	0.13	% (E)
Net investment income , net waiver and reimbursement (G,H)	1.27%	0.83	% (E)
Portfolio turnover rate	194%	165	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)	Class C (A)	Class I (A)
For the	For the	For the	For the	For the	For the
Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.26	$10.00	$10.24	$10.00	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.13)	0.01	(0.11)	(0.01)	(0.13)	0.02
Net realized and unrealized gain on investments	1.97	(I)	0.25	1.92	(I)	0.25	2.02	(I)	0.24
Total from investment operations	1.84	0.26	1.81	0.24	1.89	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.08)	—	—	—	(0.11)	—
From net realized gains on investments	(1.35)	—	(1.35)	—	(1.35)	—
Total distributions	(1.43)	—	(1.35)	—	(1.46)	—

Net asset value, end of period	$10.67	$10.26	$10.70	$10.24	$10.69	$10.26

Total return (C)	20.94%	2.60	% (D)	20.53%	2.40	% (D)	21.49%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$11,090	$5,560	$1,175	$32,046	$14,529	$5,336
Ratios to average net assets(including interest expense) (H)
Expenses, before waiver and reimbursement (F)	2.51%	2.22	% (E)	3.26%	2.97	% (E)	2.26%	1.97	% (E)
Expenses, net waiver and reimbursement (F)	2.09%	1.95	% (E)	2.84%	2.70	% (E)	1.84%	1.70	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(1.69)%	0.10	% (E)	(1.48)%	(0.59	)% (E)	(1.69)%	0.31	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(1.28)%	0.37	% (E)	(1.06)%	(0.32	)% (E)	(1.27)%	0.58	% (E)
Portfolio turnover rate	607%	204	% (D)	607%	204	% (D)	607%	204	% (D)

(A) The Catalyst Macro Strategy Fund Class A, Class C and Class I shares commenced operations on March 11, 2014.

(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D) Not annualized.

(E) Annualized.

(F) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.37%	2.22	% (E)	3.12%	2.97	% (E)	2.12%	1.97	% (E)
Expenses, net waiver and reimbursement	1.95%	1.95	% (E)	2.70%	2.70	% (E)	1.70%	1.70	% (E)

(I) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$13.56	$11.04	$10.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.15	0.25	0.14
Net realized and unrealized gain (loss) on investments	(0.67)	2.69	1.12	(0.11	) (G)
Total from investment operations	(0.49)	2.84	1.37	0.03

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.12)	(0.29)	(0.01)
From net realized gains on investments	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.64)	(0.32)	(0.35)	(0.01)

Net asset value, end of period	$12.43	$13.56	$11.04	$10.02

Total return (C)	(3.58)%	26.10%	13.75%	0.26	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$23,973	$18,917	$9,735	$4,469
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.64%	1.77%	2.05%	3.54	% (E)
Expenses, net waiver and reimbursement (H)	1.55%	1.55%	1.55%	1.55	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	1.34%	0.96%	1.73%	(0.49	)% (E)
Net investment income, net waiver and reimbursement (H,I)	1.43%	1.18%	2.23%	1.50	% (E)
Portfolio turnover rate	33%	50%	28%	25	% (D)

	Class C (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$13.40	$10.93	$9.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.09	0.05	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.68)	2.68	1.12	(0.14	) (G)
Total from investment operations	(0.59)	2.73	1.28	(0.05)

LESS DISTRIBUTIONS:
From net investment income	—	(0.06)	(0.24)	(0.00) (F)
From net realized gains on investments	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.51)	(0.26)	(0.30)	—

Net asset value, end of period	$12.30	$13.40	$10.93	$9.95

Total return (C)	(4.37)%	25.26%	12.92%	(0.47	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,962	$6,072	$3,045	$1,025
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.39%	2.52%	2.80%	4.29	% (E)
Expenses, net waiver and reimbursement (H)	2.30%	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement (H)(I)	0.62%	0.20%	0.98%	(1.24	)% (E)
Net investment income, net waiver and reimbursement (H)(I)	0.71%	0.42%	1.48%	0.75	% (E)
Portfolio turnover rate	33%	50%	28%	25	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2012, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$13.56	$13.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.28	0.02
Net realized and unrealized gain (loss) on investments	(0.74)	0.06
Total from investment operations	(0.46)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.15)	—
From net realized gains on investments	(0.51)	—
Total distributions	(0.66)	—

Net asset value, end of period	$12.44	$13.56

Total return (C)	(3.33)%	0.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$455	$136
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.39%	1.81	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25	% (E)
Net investment income , before waiver and reimbursement (F)(G)	2.04%	1.40	% (E)
Net investment income, net waiver and reimbursement (F)(G)	2.18%	1.96	% (E)
Portfolio turnover rate	33%	50	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.09	$10.88	$10.14	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.16	0.22	0.15
Net realized and unrealized gain (loss) on investments	(0.25)	1.50	0.90	0.03
Total from investment operations	(0.08)	1.66	1.12	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.21)	(0.33)	(0.04)
From net realized gains on investments	(0.35)	(0.24)	(0.05)	—
Total distributions	(0.51)	(0.45)	(0.38)	(0.04)

Net asset value, end of period	$11.50	$12.09	$10.88	$10.14

Total return (C)	(0.57)%	15.51%	11.13%	1.83	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,233	$14,158	$9,626	$4,925
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.76%	1.83%	1.98%	2.81	% (E)
Expenses, net waiver and reimbursement (G)	1.55%	1.55%	1.55%	1.55	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.25%	1.07%	1.62%	0.32	% (E)
Net investment income, net waiver and reimbursement (G,H)	1.46%	1.36%	2.05%	1.58	% (E)
Portfolio turnover rate	48%	42%	53%	39	% (D)

	Class C (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.04	$10.84	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.07	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	1.50	0.89	0.00	(F)
Total from investment operations	(0.15)	1.57	1.03	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.13)	(0.23)	(0.02)
From net realized gains on investments	(0.35)	(0.24)	(0.05)	—
Total distributions	(0.44)	(0.37)	(0.28)	(0.02)

Net asset value, end of period	$11.45	$12.04	$10.84	$10.09

Total return (C)	(1.24)%	14.70%	10.27%	1.08	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,186	$4,616	$2,375	$1,786
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.51%	2.58%	2.73%	3.56	% (E)
Expenses, net waiver and reimbursement (G)	2.30%	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement (G)(H)	0.43%	0.36%	0.87%	(0.43	)% (E)
Net investment income, net waiver and reimbursement (G)(H)	0.64%	0.64%	1.30%	0.83	% (E)
Portfolio turnover rate	48%	42%	53%	39	% (D)

(A)	Catalyst/MAP Global Total Return Income Fund Class A shares and Class C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$12.09	$12.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.01
Net realized and unrealized gain (loss) on investments	(0.26)	0.05
Total from investment operations	(0.04)	0.06

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.10)
From net realized gains on investments	(0.35)	—
Total distributions	(0.54)	(0.10)

Net asset value, end of period	$11.51	$12.09

Total return (C)	(0.24)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$156	$121
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.51%	1.66	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	1.59%	1.35	% (E)
Net investment income, net waiver and reimbursement (F)(G)	1.85%	1.76	% (E)
Portfolio turnover rate	48%	42	% (D)

(A)	Catalyst/MAP Global Total Return Income Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout The Period

Class A (A)	Class C (A)	Class I (A)
For the	For the	For the
Period Ended	Period Ended	Period Ended
June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.08	0.04	0.09
Net realized and unrealized gain on investments	0.09	(F)	0.10	(F)	0.09	(F)
Total from investment operations	0.17	0.14	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.06)	(0.09)
From paid in capital	(0.15)	(0.15)	(0.15)
Total distributions	(0.24)	(0.21)	(0.24)

Net asset value, end of period	$9.93	$9.93	$9.94

Total return (C,D)	1.58%	1.35%	1.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,906	$1,278	$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.41%	4.16%	3.16%
Expenses, net waiver and reimbursement (E)	1.65%	2.40%	1.40%
Net investment loss, before waiver and reimbursement (E)	(0.30)%	(1.03)%	(0.03)%
Net investment income, net waiver and reimbursement (E)	1.46%	0.73%	1.73%
Portfolio turnover rate (D)	11%	11%	11%

(A)	The Catalyst/MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)					Class C (A)
	For the	For the		For the		For the	For the		For the
	Year Ended	Year Ended		Period Ended		Year Ended	Year Ended		Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$10.63	$10.19		$10.00		$10.60	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.53	0.45		0.21		0.45	0.36		0.15
Net realized and unrealized gain (loss) on investments	(0.53)	0.40		0.15	(F)	(0.52)	0.40		0.18	(F)
Total from investment operations	0.00	0.85		0.36		(0.07)	0.76		0.33

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.41)		(0.17)		(0.45)	(0.35)		(0.14)
From net realized gains on investments	(0.01)	(0.00	) (G)	—		(0.01)	(0.00	) (G)	—
Total distributions	(0.53)	(0.41)		(0.17)		(0.46)	(0.35)		(0.14)

Net asset value, end of period	$10.10	$10.63		$10.19		$10.07	$10.60		$10.19

Total return (C)	0.11%	8.53%		3.59	% (D)	(0.64)%	7.56%		3.25	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$25,008	$31,621		$225		$6,938	$8,874		$46
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.59%	1.65%		3.23	% (E)	2.34%	2.42%		3.98	% (E)
Expenses, net waiver and reimbursement (H)	1.45%	1.40%		0.65	% (E)	2.20%	2.17%		1.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	5.01%	4.01%		1.27	% (E)	4.21%	3.25%		0.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	5.12%	4.25%		3.85	% (E)	4.34%	3.45%		3.10	% (E)
Portfolio turnover rate	102%	92%		90	% (D)	102%	92%		90	% (D)

	Class I (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$10.63	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.55	0.47		0.21
Net realized and unrealized gain (loss) on investments	(0.53)	0.40		0.16	(F)
Total from investment operations	0.02	0.87		0.37

LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.43)		(0.18)
From net realized gains on investments	(0.01)	(0.00	) (G)	—
Total distributions	(0.56)	(0.43)		(0.18)

Net asset value, end of period	$10.09	$10.63		$10.19

Total return (C)	0.27%	8.76%		3.71	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$31,640	$30,817		$6,689
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.34%	1.35%		2.98	% (E)
Expenses, net waiver and reimbursement (H)	1.20%	1.10%		0.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	5.24%	4.14%		1.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	5.38%	4.48%		4.10	% (E)
Portfolio turnover rate	102%	92%		90	% (D)

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Represents an amount less than $0.01 per share.

(H)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Hedged Income Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)		Class C (A)		Class I (A)
	For the		For the		For the
	Period Ended		Period Ended		Period Ended
	June 30, 2015		June 30, 2015		June 30, 2015

Net asset value, beginning of period	$10.00		$10.00		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22		0.15		0.21
Net realized and unrealized loss on investments	(0.21	) (F)	(0.20	) (F)	(0.20	) (F)
Total from investment operations	0.01		(0.05)		0.01

LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.13)		(0.19)
Total distributions	(0.18)		(0.13)		(0.19)

Net asset value, end of period	$9.83		$9.82		$9.82

Total return (C,D)	0.08%		(0.45)%		0.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$476		$160		$264
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	18.83%		19.58%		18.58%
Expenses, net waiver and reimbursement (E)	1.55%		2.30%		1.30%
Net investment (loss), before waiver and reimbursement (E)	(13.81)%		(14.83)%		(14.01)%
Net investment income, net waiver and reimbursement (E)	3.47%		2.45%		3.26%
Portfolio turnover rate (D)	460%		460%		460%

(A)	The Catalyst/Princeton Hedged Income Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$5.66	$6.20	$6.48	$7.11	$6.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	(A)	0.40	(A)	0.40	(A)	0.52	(A)	0.51
Net realized and unrealized gain (loss) on investments	(1.43)	(0.27)	(0.13)	(0.29)	0.56
Total from investment operations	(1.08)	0.13	0.27	0.23	1.07

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.42)	(0.40)	(0.53)	(0.52)
From net realized gains on investments	—	(0.25)	(0.15)	(0.33)	(0.39)
From Return on Capital	(0.02)	—	—	—	—
Total distributions	(0.38)	(0.67)	(0.55)	(0.86)	(0.91)

Net asset value, end of year	$4.20	$5.66	$6.20	$6.48	$7.11

Total return (B)	(19.76	)% (C)	2.31%	4.16%	4.02%	15.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,435	$36,845	$67,154	$100,536	$99,854
Ratios to average net assets
Expenses, before waiver and reimbursement	1.57%	1.53%	1.47%	1.46%	1.48%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income, before waiver and reimbursement	6.80%	6.56%	6.19%	7.87%	7.06%
Net investment income, net waiver and reimbursement	6.93%	6.64%	6.21%	7.88%	7.09%
Portfolio turnover rate	42%	63%	54%	33%	58%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$5.66	$6.20	$6.48	$7.11	$6.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.35	(A)	0.35	(A)	0.47	(A)	0.46
Net realized and unrealized gain (loss) on investments	(1.42)	(0.26)	(0.13)	(0.28)	0.55
Total from investment operations	(1.12)	0.09	0.22	0.19	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.38)	(0.35)	(0.49)	(0.47)
From net realized gains on investments	—	(0.25)	(0.15)	(0.33)	(0.39)
From paid in capital	(0.02)	—	—	—	—
Total distributions	(0.34)	(0.63)	(0.50)	(0.82)	(0.86)

Net asset value, end of year	$4.20	$5.66	$6.20	$6.48	$7.11

Total return (B)	(20.36	)% (C)	1.54%	3.41%	3.27%	14.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,228	$22,038	$29,260	$32,888	$25,522
Ratios to average net assets
Expenses, before waiver and reimbursement	2.32%	2.28%	2.22%	2.21%	2.23%
Expenses, net waiver and reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income, before waiver and reimbursement	5.97%	5.78%	5.44%	7.12%	6.31%
Net investment income, net waiver and reimbursement	6.10%	5.86%	5.46%	7.13%	6.34%
Portfolio turnover rate	42%	63%	54%	33%	58%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the
	Year Ended		Period Ended
	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$5.67		$6.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.36		0.40
Net realized and unrealized loss on investments	(1.44)		(0.26)
Total from investment operations	(1.08)		0.14

LESS DISTRIBUTIONS:
From net investment income	(0.37)		(0.44)
From net realized gains on investments	—		(0.25)
From paid in capital	(0.02)
Total distributions	(0.39)		(0.69)

Net asset value, end of period	$4.20		$5.67

Total return (C)	(19.70	)% (F)	2.43	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,276		$1,443
Ratios to average net assets
Expenses, before waiver and reimbursement	1.32%		1.28	% (E)
Expenses, net waiver and reimbursement	1.20%		1.20	% (E)
Net investment income, before waiver and reimbursement	7.40%		6.67	% (E)
Net investment income, net waiver and reimbursement	7.52%		6.75	% (E)
Portfolio turnover rate	42%		63	% (D)

(A)	The Catalyst/SMH High Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$6.15	$6.05	$5.59	$6.59	$5.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	(A)	0.40	(A)	0.31	(A)	0.36	(A)	0.31
Net realized and unrealized gain (loss) on investments	(1.58)	0.07	0.46	(0.75)	0.78	(C)
Total from investment operations	(1.24)	0.47	0.77	(0.39)	1.09

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.31)	(0.31)	(0.38)	(0.32)
From net realized gains on investments	—	—	—	(0.23)	(0.08)
From paid in capital	(0.05)	(0.06)	—	—	—
Total distributions	(0.34)	(0.37)	(0.31)	(0.61)	(0.40)

Net asset value, end of year	$4.57	$6.15	$6.05	$5.59	$6.59

Total return (B)	(20.68	)% (F)	7.92%	14.15%	(5.63)%	18.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,674	$22,722	$23,408	$33,969	$53,720
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.60%	1.59%	1.55%	1.55%	1.56%
Expenses, net waiver and reimbursement (D)	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (D,E)	6.12%	6.36%	5.32%	6.17%	4.98%
Net investment income, net waiver and reimbursement (D,E)	6.17%	6.40%	5.32%	6.17%	4.99%
Portfolio turnover rate	42%	72%	60%	39%	60%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$6.15	$6.04	$5.59	$6.58	$5.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(A)	0.35	(A)	0.27	(A)	0.32	(A)	0.27
Net realized and unrealized gain (loss) on investments	(1.58)	0.08	0.45	(0.74)	0.76	(C)
Total from investment operations	(1.28)	0.43	0.72	(0.42)	1.03

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.26)	(0.27)	(0.34)	(0.27)
From net realized gains on investments	—	—	—	(0.23)	(0.08)
From paid in capital	(0.05)	(0.06)	—	—	—
Total distributions	(0.30)	(0.32)	(0.27)	(0.57)	(0.35)

Net asset value, end of year	$4.57	$6.15	$6.04	$5.59	$6.58

Total return (B)	(21.28	)% (F)	7.29%	13.12%	(6.18)%	17.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,088	$22,517	$22,077	$26,567	$32,753
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.35%	2.34%	2.30%	2.30%	2.31%
Expenses, net waiver and reimbursement (D)	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (D)(E)	5.45%	5.64%	4.57%	5.50%	4.23%
Net investment income, net waiver and reimbursement (D)(E)	5.50%	5.67%	4.57%	5.50%	4.24%
Portfolio turnover rate	42%	72%	60%	39%	60%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2011, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the
	Year Ended		Period Ended
	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$6.14		$6.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.36		0.45
Net realized and unrealized loss on investments	(1.58)		(0.01	) (F)
Total from investment operations	(1.22)		0.44

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.33)
From Return of capital	(0.05)		(0.06)
Total distributions	(0.36)		(0.39)

Net asset value, end of period	$4.56		$6.14

Total return (C)	(20.51	)% (I)	7.31	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,321		$1,602
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.35%		1.34	% (E)
Expenses, net waiver and reimbursement (G)	1.30%		1.30	%(E)
Net investment income, before waiver and reimbursement (G)(H)	6.80%		7.28	% (E)
Net investment income, net waiver and reimbursement (G)(H)	6.86%		7.34	% (E)
Portfolio turnover rate	42%		72	% (D)

(A)	The Catalyst/SMH Total Return Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Time Value Trading Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.15)	(0.20)	(0.13)
Net realized and unrealized gain on investments	1.31	1.28	1.29
Total from investment operations	1.16	1.08	1.16

Net asset value, end of period	$11.16	$11.08	$11.16

Total return (C,D)	11.60%	10.80%	11.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$43,910	$1,267	$6,776
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	2.93%	3.68%	2.68%
Expenses, net waiver and reimbursement (E)	2.24%	2.99%	1.99%
Net investment loss, before waiver and reimbursement (E)	(2.87)%	(3.62)%	(2.62)%
Net investment loss, net waiver and reimbursement (E)	(2.18)%	(2.93)%	(1.93)%
Portfolio turnover rate (D)	0%	0%	0%

(A)	The Catalyst/Time Value Trading Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout The Period

Class A (A)	Class C (A)	Class I (A)
For the	For the	For the
Period Ended	Period Ended	Period Ended
June 30, 2015	June 30, 2015	June 30, 2015

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.19	0.18	0.23
Net realized and unrealized gain on investments	0.10	(F)	0.05	(F)	0.07	(F)
Total from investment operations	0.29	0.23	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.15)	(0.21)
Total distributions	(0.19)	(0.15)	(0.21)

Net asset value, end of period	$10.10	$10.08	$10.09

Total return (C,D)	2.95%	2.31%	3.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$372	$42	$1,910
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	6.56%	7.31%	6.31%
Expenses, net waiver and reimbursement (E)	1.55%	2.30%	1.30%
Net investment loss, before waiver and reimbursement (E)	(1.61)%	(2.36)%	(1.36)%
Net investment income, net waiver and reimbursement (E)	3.41%	2.66%	3.66%
Portfolio turnover rate (D)	19%	19%	19%

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A, Class C and Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2015	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following twenty-four series: Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Activist Investor Fund, Catalyst Insider Income Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund (formerly Catalyst Absolute Total Return Fund), Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Time Value Trading Fund and the Catalyst/Stone Beach Income Opportunity Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as non-diversified except Catalyst Small-Cap Insider Buying, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund which are diversified. The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying (“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Hedged Insider Buying (“Hedged Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst Insider Long/Short (“Insider Long/Short”)		Long-term capital appreciation with low volatility and low correlation to the equity market
Catalyst Activist Investor (“Activist Investor”)		Long-term capital appreciation
Catalyst Insider Income (“Insider Income”)		High current income with low interest rate sensitivity
Catalyst Hedged Futures Strategy (“Hedged Futures”)		Capital appreciation and capital preservation in all market conditions with low volatility and low correlation to the U.S. equity market.
Catalyst Intelligent Alternative (“Intelligent Alternative”)		Sustainable income and capital appreciation, and lower volatility than the market
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst/EquityCompass Buyback Strategy (“Buyback Strategy”)	Equity Compass Strategies	Long-term capital appreciation
Catalyst/Groesbeck Growth of Income (“Growth of Income”)	Groesbeck Investment Management Corp. (“GIM”)	Current income that increases over time
Catalyst/Groesbeck Aggressive Growth (“Aggressive Growth”)	GIM	Long-term capital appreciation
Catalyst/Lyons Hedged Premium Return (“Hedged Premium Return”)	Lyons Wealth Management, LLC (“Lyons”)	Long-term capital appreciation and income with less downside volatility than the equity market
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons	Total return consisting of long-term capital appreciation and current income with low volatility and low correlation to the equity market
Catalyst Macro Strategy (“Macro Strategy”)		Capital appreciation with positive returns
Catalyst/MAP Global Capital Appreciation (“Global Capital Appreciation”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst/MAP Global Total Return Income (“Global Total Return Income”)	MAP	Total return which consists of current income and capital appreciation
Catalyst MLP & Infrastructure (“MLP & Infrastructure”)	SL Advisors, LLC	Current income and capital appreciation
Catalyst/Princeton Floating Rate Income (“Floating Rate Income”)	Princeton Advisory Group, Inc. (“Princeton”)	High level of current income as is consistent with capital preservation
Catalyst/Princeton Hedged Income (“Hedged Income”)	Princeton	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors, Inc. (“SMH”)	High level of current income
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Total return which consists of current income and capital appreciation
Catalyst Time Value Trading (“Time Value Trading”)	ITB Capital Advisors, LLC	Capital appreciation with low correlation to the equity markets
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	High current income

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The Activist Investor, Insider Income and Aggressive Growth Funds commenced operations on July 29, 2014. The Intelligent Alternative Fund commenced operations on July 31, 2014. The Hedged Income and Time Value Trading Funds commenced operations on November 7, 2014. The Income Opportunity Fund commenced operations on November 20, 2014. The MLP & Infrastructure Fund commenced operations on December 22, 2014.

Currently, all Funds offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$66,804,691	$—	$—	$66,804,691
Exchanged Traded Funds	891,000	—	—	891,000
Warrants	2,604,730	—	—	2,604,730
Short-Term Investments	17,498,084	—	—	17,498,084
Total Assets	$87,798,505	$—	$—	$87,798,505

Hedged Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$9,922,957	$—	$—	$9,922,957
Put Options Purchased	2,491,110	408,625	—	2,899,735
Short-Term Investments	2,647,052	—	—	2,647,052
Total Assets	$15,061,119	$408,625	$—	$15,469,744
Liabilities(a,b)
Call Options Written	$56,975	$—	$—	$56,975
Total Liabilities	$56,975	$—	$—	$56,975

Insider Buying
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$359,399,148	$—	$—	$359,399,148
Total Assets	$359,399,148	$—	$—	$359,399,148

Insider Long/Short
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$12,500,229	$—	$—	$12,500,229
Short-Term Investments	2,686,531	399,383	—	3,085,914
Total Assets	$15,186,760	$399,383	$—	$15,586,143
Liabilities(a,b)
Common Stock Sold Short	$8,758,514	$—	$—	$8,758,514
Total Liabilities	$8,758,514	$—	$—	$8,758,514

Activist Investor
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$312,621	$—	$—	$312,621
Total Assets	$312,621	$—	$—	$312,621

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Insider Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$703,022	$—	$703,022
Short-Term Investments	22,109	—	—	22,109
Total Assets	$22,109	$703,022	$—	$725,131

Hedged Futures
Assets(a,b)	Level 1	Level 2	Level 3	Total
Put Options Purchased	$6,975,000	$—	$—	$6,975,000
Call Options Purchased	15,416,438	—	—	15,416,438
Short-Term Investments	667,020,295	—	—	667,020,295
Total Assets	$689,411,733	$—	$—	$689,411,733
Liabilities(a,b)
Put Options Written	$4,825,000	$—	$—	$4,825,000
Call Options Written	16,245,000	—	—	16,245,000
Total Liabilities	$21,070,000	$—	$—	$21,070,000

Intelligent Alternative
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$164,122	$—	$—	$164,122
Call Options Purchased	26,737	42,975	—	69,712
Short-Term Investments	102,235	—	—	102,235
Total Assets	$293,094	$42,975	$—	$336,069

Dynamic Alpha
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$147,028,605	$—	$—	$147,028,605
Short-Term Investments	2,999,761	—	—	2,999,761
Total Assets	$150,028,366	$—	$—	$150,028,366

Buyback Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$13,334,220	$—	$—	$13,334,220
Short-Term Investments	274,927	—	—	274,927
Total Assets	$13,609,147	$—	$—	$13,609,147

Growth of Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$20,896,522	$—	$—	$20,896,522
Short-Term Investments	1,212,924	—	—	1,212,924
Total Assets	$22,109,446	$—	$—	$22,109,446

Aggressive Growth
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$1,099,645	$—	$—	$1,099,645
Short-Term Investments	99,934	—	—	99,934
Total Assets	$1,199,579	$—	$—	$1,199,579

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Hedged Premium Return
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$7,525,202	$—	$—	$7,525,202
Put Options Purchased	—	100,355	—	100,355
Total Assets	$7,525,202	$100,355	$—	$7,625,557
Liabilities(a,b)
Put Options Written	$—	$65,790	$—	$65,790
Total Liabilities	$—	$65,790	$—	$65,790

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$157,460,581	$—	$—	$157,460,581
Short-Term Investments	3,813,708	—	—	3,813,708
Total Assets	$161,274,289	$—	$—	$161,274,289

Macro Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,130,829	$—	$—	$4,130,829
Mutual Funds	1,537	—	—	1,537
Put Options Purchased	3,382,458	4,006,370	—	7,388,828
Call Options Purchased	2,162,230	2,191,691	—	4,353,921
Short-Term Investments	5,759,317	20,194,330	—	25,953,647
Total Assets	$15,436,371	$26,392,391	$—	$41,828,762
Liabilities(a,b)
Exchange Traded Funds Sold Short	$6,238,486	$—	$—	$6,238,486
Call Options Written	—	149,000	—	149,000
Total Liabilities	$6,238,486	$149,000	$—	$6,387,486

Global Capital Appreciation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$29,979,085	$—	$—	$29,979,085
Short-Term Investments	383,849	—	—	383,849
Total Assets	$30,362,934	$—	$—	$30,362,934
Liabilities(a,b)
Call Options Written	$71,220	$400	$—	$71,620
Total Liabilities	$71,220	$400	$—	$71,620

Global Total Return Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$10,805,303	$—	$—	$10,805,303
Corporate Bonds	—	6,941,561	—	6,941,561
Short-Term Investments	478,970	—	—	478,970
Total Assets	$11,284,273	$6,941,561	$—	$18,225,834
Liabilities(a,b)
Call Options Written	$41,700	$4,250	$—	$45,950
Total Liabilities	$41,700	$4,250	$—	$45,950

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

MLP & Infrastructure
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$15,313,932	$—	$—	$15,313,932
Short-Term Investments	280,765	—	—	280,765
Total Assets	$15,594,697	$—	$—	$15,594,697

Floating Rate Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$10,399,400	$—	$10,399,400
Collateralized Loan Obligations	—	2,206,250	—	2,206,250
Bank Loans	—	51,121,582	—	51,121,582
Short-Term Investments	2,544,065	—	—	2,544,065
Total Assets	$2,544,065	$63,727,232	$—	$66,271,297

Hedged Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$484,752	$—	$—	$484,752
Corporate Bonds	—	420,907	—	420,907
Short-Term Investments	7,045	—	—	7,045
Total Assets	$491,797	$420,907	$—	$912,704

High Income
Assets(a,b,c)	Level 1	Level 2	Level 3	Total
Common Stock	$—	$—	$—	$—
Convertible Bonds	—	1,519,844	—	1,519,844
Corporate Bonds	—	27,436,264	—	27,436,264
Short-Term Investments	3,739,685	—	—	3,739,685
Total Assets	$3,739,685	$28,956,108	$—	$32,695,793

Total Return Income
Assets(a,b,c)	Level 1	Level 2	Level 3	Total
Common Stock	$14,320,408	$—	$—	$14,320,408
Exchanged Traded Funds	1,590,174	—	—	1,590,174
Convertible Bonds	—	64,473	—	64,473
Corporate Bonds	—	11,227,617	—	11,227,617
Total Assets	$15,910,582	$11,292,090	$—	$27,202,672

Time Value Trading
Assets(a,b)	Level 1	Level 2	Level 3	Total
Put Options Purchased	$7,838,925	$—	$—	$7,838,925
Call Options Purchased	70,250	—	—	70,250
Short-Term Investments	42,749,575	—	—	42,749,575
Total Assets	$50,658,750	$—	$—	$50,658,750
Liabilities(a,b)
Put Options Written	$7,695,450	$—	$—	$7,695,450
Call Options Written	18,750	—	—	18,750
Total Liabilities	$7,714,200	$—	$—	$7,714,200

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Income Opportunity
Assets(a,b)	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$2,078,737	$—	$2,078,737
Private Collateralized Mort. Obligation	—	78,156	—	78,156
Put Options Purchased	1,063	—	—	1,063
Short-Term Investments	124,126	—	—	124,126
Total Assets	$125,189	$2,156,893	$—	$2,282,082
Derivatives(a,b)
Long Futures Contracts	$4,125	$—	$—	$4,125
Short Futures Contracts	4,562	—	—	4,562
Total Derivatives	$8,687	$—	$—	$8,687

The Funds did not hold any Level 3 securities during the period, with the exception of High Income and Total Return Income. A reconciliation used in determining High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the period, except as noted in the following table for Small-Cap Insider for two Tronox warrants previously priced off the underlying security currently priced off the last official sale price. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

	Transfer into	Transfers from	Net Transfers
	Level 2 from	Level 2 into	In/(Out) of
	Level 1	Level 1	Level 1
Small-Cap Insider
Warrants	$—	$2,604,730	$2,604,730

The following is a reconciliation of Trump Entertainment Resorts, Inc. and Energy Conversion Devices, Inc. (High Income and Total Return Income), for which Level 3 inputs were used in determining value:

	High Income		Total Return Income
	Energy Conversion	Trump Entertainment	Energy Conversion	Trump Entertainment
	Devices, Inc.	Resorts, Inc.	Devices, Inc.	Resorts, Inc.
Beginning balance June 30, 2014	$—	$—	$—	$—
Total realized gain/(loss)	360,289	—	230,370	—
Change in unrealized appreciation	—	—	—	—
Capital distribution	(360,289)	—	(230,370)	—
Tax basis adjustment	—	—	—	—
Net transfers in/(out) of Level 3			—	—
Ending balance June 30, 2015	$—	$—	$—	$—

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2015, was $0 and $0, for High Income and Total Return Income, respectively.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Investments in Securities:
High Income
Common Stocks	Fair Value	Valuation Techniques	Unobservable Input
Trump Entertainment Resorts, Inc.	$—	Bankruptcy	Potential future cash payments
Convertible Bonds
Energy Conversion Devices, Inc.	—	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$—
Total Return Income
Common Stocks
Trump Entertainment Resorts, Inc.	$—	Bankruptcy	Potential future cash payments
Convertible Bonds
Energy Conversion Devices, Inc.	—	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$—

Fair value securities as a percent of net assets at June 30, 2015, were 0.0% and 0.0% for High Income and Total Return Income, respectively.

b) Accounting for Options and Futures - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year or period ended June 30, 2015, the Hedged Insider Buying, Insider Long/Short, Hedged Futures, Intelligent Alternative, Hedged Premium Return, Macro Strategy, Global Capital Appreciation, Global Total Return Income, Total Return Income, and Time Value Trading invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

A summary of option contracts written during the year or period ended June 30, 2015, were as follows:

Hedged Insider	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	228	$129,721	—	$—
Options written	12,220	2,714,089	755	258,440
Options covered	(11,114)	(2,490,955)	—	—
Options exercised	—	—	—	—
Options expired	(259)	(144,309)	(755)	(258,440)
Options outstanding, end of year	1,075	$208,546	—	$—

Insider Long/Short	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	965	719,252
Options covered	(965)	(719,252)
Options exercised	—	—
Options expired	—	—
Options outstanding, end of year	—	$—

Hedged Futures	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	10,000	$9,836,250	—	$—
Options written	286,025	306,627,385	60,844	31,436,298
Options covered	(117,190)	(140,287,199)	(9,000)	(887,500)
Options exercised	—	—	—	—
Options expired	(96,260)	(63,779,440)	(38,844)	(26,207,798)
Options outstanding, end of year	82,575	$112,396,996	13,000	$4,341,000

Intelligent Alternative	Call Options Written		Hedged Premium Return	Put Options Written
	Number of	Premiums		Number of	Premiums
	Contracts	Received		Contracts	Received
Options outstanding, beginning of period	—	$—	Options outstanding, beginning of year	—	$—
Options written	130	11,223	Options written	546	921,009
Options covered	(72)	(6,427)	Options covered	(432)	(746,679)
Options exercised	(21)	(1,817)	Options exercised	—	—
Options expired	(37)	(2,979)	Options expired	(80)	(116,395)
Options outstanding, end of period	—	$—	Options outstanding, end of year	34	$57,935

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Macro Strategy	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	107	$11,863	—	$—
Options written	2,520	386,571	1,010	141,012
Options covered	(1,738)	(172,141)	—	—
Options exercised	—	—	—	—
Options expired	(89)	(8,129)	(1,010)	(141,012)
Options outstanding, end of year	800	$218,164	—	$—

Global Capital Appreciation	Call Options Written		Global Total Return Income	Call Options Written
	Number of	Premiums		Number of	Premiums
	Contracts	Received		Contracts	Received
Options outstanding, beginning of year	950	$104,144	Options outstanding, beginning of year	1,290	$135,791
Options written	1,869	243,564	Options written	480	94,621
Options covered	—	—	Options covered	(50)	(17,448)
Options exercised	(870)	(92,260)	Options exercised	(682)	(75,555)
Options expired	(1,215)	(94,461)	Options expired	(708)	(67,454)
Options outstanding, end of year	734	$160,987	Options outstanding, end of year	330	$69,955

Total Return Income	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	2,829	$40,195
Options written	1,129	27,095
Options covered	—	—
Options exercised	—	—
Options expired	(3,958)	(67,290)
Options outstanding, end of year	—	$—

Time Value Trading	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	5,437	3,488,860	4,994	11,349,256
Options covered	(5,155)	(3,303,510)	(4,254)	(2,903,151)
Options exercised	(3)	(4,125)	—	—
Options expired	(79)	(51,225)	(102)	(76,605)
Options outstanding, end of period	200	$130,000	638	$8,369,500

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2015, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Insider
	Purchased put options	Equity	Investments in securities, at value	$2,899,735
	Call options written	Equity	Options written	(56,975)
			Totals	$2,842,760
Hedged Futures
	Purchased put options	Equity	Investments in securities, at value	$6,975,000
	Purchased call options	Equity	Investments in securities, at value	15,416,438
	Put options written	Equity	Options written	(4,825,000)
	Call options written	Equity	Options written	(16,245,000)
			Totals	$1,321,438
Intelligent Alternative
	Purchased call options	Equity	Investments in securities, at value	$69,712

Hedged Premium Return
	Purchased put options	Equity	Investments in securities, at value	$100,355
	Put options written	Equity	Options written	(65,790)
			Totals	$34,565
Macro Strategy
	Purchased put options	Equity	Investments in securities, at value	$7,388,828
	Purchased call options	Equity	Investments in securities, at value	4,353,921
	Call options written	Equity	Options written	(149,000)
			Totals	$11,593,749
Global Capital Appreciation
	Call options written	Equity	Options written	$(71,620)

Global Total Return Inome
	Call options written	Equity	Options written	$(45,950)

Time Value Trading
	Purchased put options	Equity	Investments in securities, at value	$7,838,925
	Purchased call options	Equity	Investments in securities, at value	70,250
	Put options written	Equity	Options written	(7,695,450)
	Call options written	Equity	Options written	(18,750)
			Totals	$194,975

Income Opportuntiy
	Purchased put options	Interest Rate	Investments in securities, at value	$1,063
	Futures contracts	Interest Rate	Futures unrealized depreciation	(8,687)
			Totals	$(7,624)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year or period ended June 30, 2015, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Hedged Insider
	Options purchased	Equity	Net realized loss on options purchased	$(1,815,300)
	Options written	Equity	Net realized gain on options written	154,515
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	316,239
	Options written	Equity	Net change in unrealized appreciation on options written	80,674
			Totals	$(1,263,872)
Insider Long/Short
	Options written	Equity	Net realized gain on options written	$349,386

Hedged Futures
	Options purchased	Equity	Net realized loss on options purchased	$(80,250,278)
	Options written	Equity	Net realized gain on options written	101,503,375
	Futures	Equity	Net realized loss on futures	(7,970,200)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(82,452,271)
	Options written	Equity	Net change in unrealized appreciation on options written	95,952,996
			Totals	$26,783,622

Intelligent Alternative
	Options written	Equity	Net realized gain on options written	$3,894
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(7,992)
			Totals	$(4,098)
Hedged Premium Return
	Options purchased	Equity	Net realized loss on options purchased	$(782,173)
	Options written	Equity	Net realized gain on options written	779,666
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	3,479
	Options written	Equity	Net change in unrealized depreciation on options written	(7,855)
			Totals	$(6,883)
Macro Strategy
	Options purchased	Equity	Net realized gain on options purchased	$203,342
	Options written	Equity	Net realized gain on options written	76,471
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(316,747)
	Options written	Equity	Net change in unrealized appreciation on options written	72,980
			Totals	$36,046
Global Capital Appreciation
	Options written	Equity	Net realized gain on options written	$94,462
	Options written	Equity	Net change in unrealized appreciation on options written	124,653
			Totals	$219,115
Global Total Return Income
	Options written	Equity	Net realized gain on options written	$59,351
	Options written	Equity	Net change in unrealized appreciation on options written	38,689
			Totals	$98,040
Total Return Income
	Options written	Equity	Net realized gain on options written	$67,290
	Options written	Equity	Net change in unrealized appreciation on options written	4,998
			Totals	$72,288
Time Value Trading
	Options purchased	Equity	Net realized loss on options purchased	$(337,435)
	Options written	Equity	Net realized gain on options written	1,805,645
	Futures	Equity	Net realized loss on futures	(150,070)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(532,350)
	Options written	Equity	Net change in unrealized appreciation on options written	785,300
			Totals	$1,571,090
Income Opportunity
	Options purchased	Interest Rate	Net realized loss on options purchased	$(5,438)
	Futures	Interest Rate	Net realized loss on futures	(6,195)
	Options purchased	Interest Rate	Net change in unrealized depreciation on options purchased	(500)
	Futures	Interest Rate	Net change in unrealized depreciation on futures	(8,687)
			Totals	$(20,820)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The following table presents the Funds’ liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2015.

			Gross Amounts of Assets Presented in the
			Statements of Assets & Liabilities
	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral		Net Amount of
	Liabilities		Pledged		Pledged		Assets
Small-Cap Insider
Description of Liability:
Securities Loaned	$17,218,011		$—		$17,218,011	(2)	$—
Total	$17,218,011		$—		$17,218,011		$—
Hedged Insider Buying
Description of Liability:
Options Written	$56,975	(1)	$56,975	(2)	$—		$—
Total	$56,975		$56,975		$—		$—
Insider Long/Short
Description of Liability:
Securities Sold Short	$8,758,514	(1)	$8,758,514	(2)	$—		$—
Total	$8,758,514		$8,758,514		$—		$—
Hedged Futures
Description of Liability:
Options Written	$21,070,000	(1)	$21,070,000	(2)	$—		$—
Total	$21,070,000		$21,070,000		$—		$—
Hedged Premium Return
Description of Liability:
Options Written	$65,790	(1)	$65,790	(2)	$—		$—
Total	$65,790		$65,790		$—		$—
Macro Strategy
Description of Liability:
Securities Sold Short	$6,238,486	(1)	$6,238,486	(2)	$—		$—
Options Written	149,000	(1)	149,000	(2)	—		—
Total	$6,387,486		$6,387,486		$—		$—
Global Capital Appreciation
Description of Liability:
Options Written	$71,620	(1)	$71,620	(2)	$—		$—
Total	$71,620		$71,620		$—		$—
Global Total Return Income
Description of Liability:
Options Written	$45,950	(1)	$45,950	(2)	$—		$—
Total	$45,950		$45,950		$—		$—
Time Value Trading
Description of Liability:
Options Written	$7,714,200	(1)	$—		$7,714,200	(2)	$—
Total	$7,714,200		$—		$7,714,200		$—
Income Opportunities
Description of Liability:
Futures Contracts	$8,687	(1)	$—		$8,687	(2)	$—
Total	$8,687		$—		$8,687		$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c) Investment Companies – The Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Short Sales - The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

e) Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2015, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2015, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2012-2014 for the Funds) or expected to be taken in 2015 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

f) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g) The MLP & Infrastructure Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

h) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

i) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

j) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Hedged Insider	Annually	Annually
Insider Buying	Annually	Annually
Insider Long/Short	Annually	Annually
Activist Insider	Annually	Annually
Insider Income	Monthly	Annually
Hedged Futures	Annually	Annually
Intelligent Alternative	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Growth of Income	Quarterly	Annually
Aggressive Growth	Annually	Annually
Hedged Premium Return	Annually	Annually
Tactical Allocation	Annually	Annually
Macro Strategy	Annually	Annually
Global Capital Appreciation	Annually	Annually
Global Total Return Income	Quarterly	Annually
MLP & Infrastructure	Monthly	Annually
Floating Rate Income	Monthly	Annually
Hedged Income	Monthly	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Time Value Trading	Annually	Annually
Income Opportunity	Monthly	Annually

k) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

l) Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

m) Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Small-Cap Insider, Hedged Insider Buying, Insider Buying, Insider Long/Short, Activist Investor, Hedged Futures, Intelligent Alternative, Dynamic Alpha, Buyback Strategy, Growth of Income, Aggressive Growth, Hedged Premium Return, Tactical Allocation, Macro Strategy, Global Capital Appreciation, Global Total Return Income, MLP & Infrastructure, Time Value Trading, Total Return Income and Income Opportunity Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Floating Rate Income, Hedged Income and High Income. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year or period ended June 30, 2015, there were CDSC fees of $1,468, $7,000, $1,700, $377, $120, $317, $550, $691, $270 paid by shareholders of the Small-Cap Insider, Hedged Insider Buying, Insider Buying, Tactical Allocation, Macro Strategy, Global Capital Appreciation, Global Total Return Income, Floating Rate Income and High Income respectively, to the Manager. There

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

were no CDSC fees paid by the shareholders of Insider Long/Short, Activist Investor, Insider Income, Hedged Futures, Intelligent Alternative, Dynamic Alpha, Buyback Strategy, Growth of Income, Aggressive Growth, Hedged Premium Return, MLP & Infrastructure, Hedged Income, Total Return Income, Time Value Trading and Income Opportunity.

n) Security Loans - The Small-Cap Insider, Hedged Insider and the Buyback Strategy have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent.

(2) INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Small-Cap Insider	$200,960,938	$205,964,666	Hedged Premium Return	$16,002,479	$15,095,905
Hedged Insider	38,372,617	56,367,008	Tactical Allocation	309,689,564	253,544,796
Insider Buying	1,201,981,891	1,093,678,434	Macro Strategy	63,559,218	99,538,713
Insider Long/Short	36,885,480	33,628,487	Global Capital Appreciation	18,322,921	10,334,914
Activist Investor (1)	884,173	546,110	Global Total Return Income	8,978,745	9,051,030
Insider Income (1)	1,040,888	320,858	MLP & Infrastructure (5)	16,379,745	689,112
Hedged Futures	—	—	Floating Rate Income	81,237,994	75,347,754
Intelligent Alternative (2)	3,835,054	3,645,322	Hedged Income (3)	3,535,428	2,631,209
Dynamic Alpha	172,848,877	65,734,609	High Income	17,849,583	34,716,176
Buyback Strategy	137,933,801	146,634,707	Total Return Income	16,010,637	22,552,325
Growth of Income	6,480,340	6,638,646	Time Value Trading (3)	—	—
Aggressive Growth (1)	1,101,041	77,858	Income Opporunity (4)	1,829,726	361,872

(1) For the period July 29, 2014, through June 30, 2015.			(3) For the period November 7, 2014, through June 30, 2015.
(2) For the period July 31, 2014, through June 30, 2015.			(4) For the period November 20, 2014, through June 30, 2015.
			(5) For the period December 22, 2014, through June 30, 2015.

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by the Funds for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Funds’ expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by the Funds within the three fiscal years following the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year or period ended June 30, 2015, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

					Management
					Fees Waived/	Recapture Expires
	Management	Expense			Expenses		June 30,
Fund	Agreement	Limitation		Expires	Reimbursed	2016	2017	2018
Small-Cap Insider	1.25%	1.50%		10/31/2015	$102,194	$136,728	$187,134	$102,194
Hedged Insider	1.25%	1.50%	(1)	10/31/2015	91,816	65,295	96,238	91,816
Insider Buying	1.00%	1.25%		10/31/2015	—	39,984	13,983	—
Insider Long/Short	1.25%	1.50%	(2)	10/31/2015	75,789	55,439	65,251	75,789
Activist Investor (3)	1.25%	1.25%		10/31/2015	66,456	—	—	66,456	(3)
Insider Income (3)	1.00%	1.20%		10/31/2015	67,228	—	—	67,228	(3)
Hedged Futures	1.75%	2.74%		10/31/2015	—	—	—	—
Intelligent Alternative (4)	1.50%	1.74%	(8)	10/31/2015	68,512	—	—	68,512	(4)
Dynamic Alpha	1.00%	1.10%		10/31/2015	133,692	48,043	56,685	133,692
Buyback Strategy	1.00%	1.25%		10/31/2015	73,567	—	38,309	73,567
Growth of Income	1.00%	1.30%		10/31/2015	23,308	35,609	25,265	23,308
Aggressive Growth (3)	1.00%	1.30%		10/31/2015	66,396	—	—	66,396	(3)
Hedged Premium Return	1.25%	1.25%		10/31/2015	65,633	—	38,845	65,633
Tactical Allocation	1.25%	1.25%		10/31/2015	298,782	62,570	154,771	298,782
Macro Strategy	1.50%	1.70%		10/31/2015	64,469	—	28,118	64,469
Global Capital Appreciation	1.00%	1.30%	(2)	10/31/2015	29,826	46,010	41,616	29,826
Global Total Return Income	1.00%	1.30%	(2)	10/31/2015	41,030	43,156	45,170	41,030
MLP & Infrastructure (7)	1.25%	1.40%		12/31/2015	51,372	—	—	51,372	(7)
Floating Rate Income	1.00%	1.20%		10/31/2015	100,602	52,139	102,668	100,602
Hedged Income (5)	1.25%	1.30%		10/31/2015	64,112	—	—	64,112	(5)
High Income	1.00%	1.20%		10/31/2015	56,226	28,192	62,056	56,226
Total Return Income	1.00%	1.30%		10/31/2015	20,080	1,211	18,847	20,080
Time Value Trading (5)	1.75%	1.99%		10/31/2015	49,474	—	—	49,474	(5)
Income Opporunity (6)	1.25%	1.30%		11/30/2015	76,561	—	—	76,561	(6)

(1)	I shares expense limitation is 1.30% through October 31, 2015.

(2)	I shares expense limitation is 1.25% through October 31, 2015.

(3)	For the period July 29, 2014, through June 30, 2015.

(4)	For the period July 31, 2014, through June 30, 2015.

(5)	For the period November 7, 2014, through June 30, 2015.

(6)	For the period November 20, 2014, through June 30, 2015.

(7)	For the period December 22, 2014, through June 30, 2015.

(8)	Effective July 7, 2015, through October 31, 2016, the expense limitation is 0.74%.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

During the year ended June 30, 2015, the Insider Long/Short Fund had a NAV error which impacted the shareholders of the Fund. GFS reimbursed the Fund after year-end for the amount of the loss to the Fund. The reimbursement is included on the Statements of Assets and Liabilities under the caption ‘Due from Administrator’, and on the Statements of Changes in Net Assets under ‘Capital Contribution.’

Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2015 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees Payable to Affiliate.”

The Time Value Trading Fund has an affiliated Broker in James I. Black & Company (“James Black”). James Black acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, James Black received $46,599 of brokerage commissions from the Fund for the year ended June 30, 2015.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

For the year or period ended June 30, 2015, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees			12b-1 Fees
Fund	Class A	Class C	Fund	Class A	Class C
Small-Cap Insider	$164,642	$170,103	Hedged Premium Return	$15,654	$4,842
Hedged Insider	46,647	38,901	Tactical Allocation	227,428	314,831
Insider Buying	707,707	595,545	Macro Strategy	5,271	102,680
Insider Long/Short	27,019	26,928	Global Capital Appreciation	65,594	70,109
Activist Investor (1)	585	379	Global Total Return Income	37,603	46,486
Insider Income (1)	906	85	MLP & Infrastructure (5)	3,647	1,719
Hedged Futures	562,075	528,786	Floating Rate Income	90,121	80,572
Intelligent Alternative(2)	301	14	Hedged Income (3)	359	716
Dynamic Alpha	159,715	37,288	High Income	63,657	178,007
Buyback Strategy	14,580	56,628	Total Return Income	38,521	181,184
Growth of Income	41,768	5,540	Time Value Trading (3)	15,003	2,488
Aggressive Growth (1)	1,929	104	Income Opporunity (4)	974	51

(1) For the period July 29, 2014, through June 30, 2015.			(3) For the period November 7, 2014, through June 30, 2015.
(2) For the period July 31, 2014, through June 30, 2015.			(4) For the period November 20, 2014, through June 30, 2015.
			(5) For the period December 22, 2014, through June 30, 2015.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended June 30, 2015, and June 30, 2014, was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2015	Income	Capital Gains	Capital	Total
Small-Cap Insider	$97,283	$—	$—	$97,283
Hedged Insider Buying	2,531,138	16,019	—	2,547,157
Insider Buying	15,971,181	60,427	292,450	16,324,058
Insider Long/Short	179,743	69,416	—	249,159
Activist Investor	—	—	—	—
Insider Income	11,175	—	—	11,175
Hedged Futures Strategy	1,498,027	3,503,747	—	5,001,774
Intelligent Alternative	14,361	—	—	14,361
Dynamic Alpha	1,208,613	3,802,028	—	5,010,641
Buyback Strategy	607,511	—	—	607,511
Growth of Income	510,731	555,700	—	1,066,431
Aggressive Growth	—	—	—	—
Hedged Premium Return	159,778	—	—	159,778
Tactical Allocation	6,506,052	1,040,118	—	7,546,170
Macro Strategy	398,537	—	—	398,537
Global Capital Appreciation	854,938	901,370	—	1,756,308
Global Total Return Income	555,156	308,523	—	863,679
MLP & Infrastructure	41,713	—	156,573	198,286
Floating Rate Income	3,875,423	527	—	3,875,950
Hedged Income	11,648	—	—	11,648
High Income	3,065,111	—	174,323	3,239,434
Total Return Income	2,097,147	—	346,189	2,443,336
Time Value Trading	—	—	—	—
Income Opportunity	52,696	—	—	52,696

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2014	Income	Capital Gains	Capital	Total
Small-Cap Insider	$419,312	$—	$—	$419,312
Hedged Insider Buying	316,439	—	—	316,439
Insider Buying	802,963	32,879	—	835,842
Insider Long/Short	78,976	5,095	—	84,071
Hedged Futures	—	—	—	—
Dynamic Alpha	—	2,256,471	—	2,256,471
Buyback Strategy	—	—	—	—
Growth of Income	132,239	903,259	—	1,035,498
Hedged Premium Return	—	—	—	—
Tactical Allocation	2,215,504	32,175	—	2,247,679
Macro Strategy	—	—	—	—
Global Capital Appreciation	256,688	205,967	—	462,655
Global Total Return Income	460,276	155,450	—	615,726
Floating Rate Income	1,531,463	—	—	1,531,463
High Income	6,006,027	2,879,107	—	8,885,134
Total Return Income	2,175,086	—	457,161	2,632,247

As of June 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
	Income	Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Small-Cap Insider	$259,029	$—	$(7,368,332)	$(12,899,682)	$(2,438,942)	$(22,447,927)
Hedged Insider Buying	—	—	(1,250,414)	(1,895,843)	(510,711)	(3,656,968)
Insider Buying	—	—	—	(3,504,668)	413,183	(3,091,485)
Insider Long/Short	—	—	(19,027)	(1,915,121)	552,032	(1,382,116)
Activist Investor	—	—	—	(25,082)	(1,185)	(26,267)
Insider Income	—	—	(3,991)	(25,281)	16,600	(12,672)
Hedged Futures Strategy	—	16,063,255	—	(1,053,375)	—	15,009,880
Intelligent Alternative	12,265	517	—	—	(10,634)	2,148
Dynamic Alpha	—	2,372,958	—	—	11,727,714	14,100,672
Buyback Strategy	56,017	—	(256,407)	—	(462,276)	(662,666)
Growth of Income	265,356	902,482	—	—	4,922,228	6,090,066
Aggressive Growth	—	—	—	(18,201)	87,619	69,418
Hedged Premium Return	815,493	21,750	—	—	(36,871)	800,372
Tactical Allocation	8,500,844	1,935,909	—	—	(5,176,072)	5,260,681
Macro Strategy	547,392	—	—	—	(470,343)	77,049
Global Capital Appreciation	208,799	—	—	(285,366)	1,256,958	1,180,391
Global Total Return Income	—	22,602	—	—	1,172,722	1,195,324
MLP & Infrastructure	—	—	—	—	(373,723)	(373,723)
Floating Rate Income	44,352	—	(189,100)	(1,917,724)	(895,794)	(2,958,266)
Hedged Income	14,957	—	—	—	(13,948)	1,009
High Income	—	—	(12,288,274)	(4,308,127)	(15,429,449)	(32,025,850)
Total Return Income	—	—	(6,930,448)	(3,745,007)	(10,319,599)	(20,995,054)
Time Value Trading	473,644	942,654	—	—	—	1,416,298
Income Opportunity	5,817	—	—	(29,166)	19,032	(4,317)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from corporations, mark-to-market on 1256 contacts and passive foreign investment companies, and adjustments for real estate investment trusts, partnerships and business development companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Hedged Insider Buying	$24,853
Insider Buying	1,305,577
Insider Long/Short	304,243
Activist Investor	1,514
Hedged Futures Strategy	1,053,375
Aggressive Growth	7,043

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Small-Cap Insider	$12,899,682
Hedged Insider Buying	1,870,990
Insider Buying	2,199,091
Insider Long/Short	1,610,878
Activist Investor	23,568
Insider Income	25,281
Aggressive Growth	11,158
Global Capital Appreciation	285,366
Floating Rate Income	1,917,724
High Income	4,308,127
Total Return Income	3,745,007
Income Opportunity	29,166

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized. At June 30, 2015, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Expiring	Non-Expiring	Non-Expiring
	6/30/2017	Short-Term	Long-Term	Total
Small-Cap Insider	$257,132	$870,642	$6,240,558	$7,368,332
Hedged Insider Buying	—	1,250,414	—	1,250,414
Insider Buying	—	—	—	—
Insider Long/Short	—	19,027	—	19,027
Activist Investor	—	—	—	—
Insider Income	—	3,991	—	3,991
Hedged Futures Strategy	—	—	—	—
Intelligent Alternative	—	—	—	—
Dynamic Alpha	—	—	—	—
Buyback Strategy	—	256,407	—	256,407
Growth of Income	—	—	—	—
Aggressive Growth	—	—	—	—
Hedged Premium Return	—	—	—	—
Tactical Allocation	—	—	—	—
Macro Strategy	—	—	—	—
Global Capital Appreciation	—	—	—	—
Global Total Return Income	—	—	—	—
MLP & Infrastructure	—	—	—	—
Floating Rate Income	—	182,252	6,848	189,100
Hedged Income	—	—	—	—
High Income	—	—	12,288,274	12,288,274
Total Return Income	—	—	6,930,448	6,930,448
Time Value Trading	—	—	—	—
Income Opportunity	—	—	—	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), section 305(c) deemed dividend distribution, the reclassification of ordinary and capital gain distributions, paydowns and net operating losses, and adjustments for real estate investment trusts, grantor trusts, passive foreign investment companies, partnerships, C-Corporations, non-deductible expense and the capitalization of in lieu of dividend payments, resulted in reclassification for the following Funds for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Small-Cap Insider	$—	$(41,831)	$41,831
Hedged Insider Buying	(65)	105,663	(105,598)
Insider Buying	—	(1,228,916)	1,228,916
Insider Long/Short	(81,157)	15,325	65,832
Activist Investor	(462)	325	137
Insider Income	(365)	365	—
Hedged Futures Strategy	—	10,713,449	(10,713,449)
Intelligent Alternative	—	(5,655)	5,655
Dynamic Alpha	(24,956)	30,828	(5,872)
Buyback Strategy	—	(11,243)	11,243
Growth of Income	—	9,399	(9,399)
Aggressive Growth	(4,903)	4,903	—
Hedged Premium Return	—	19,421	(19,421)
Tactical Allocation	—	—	—
Macro Strategy	—	172,789	(172,789)
Global Capital Appreciation	—	(57,664)	57,664
Global Total Return Income	—	(6,177)	6,177
MLP & Infrastructure	(2)	26,406	(26,404)
Floating Rate Income	—	(296)	296
Hedged Income	—	—	—
High Income	—	33,608	(33,608)
Total Return Income	—	(581,773)	581,773
Time Value Trading	—	154,792	(154,792)
Income Opportunity	—	5,271	(5,271)

(5)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Funds may be directly affected by the performance of the Fidelity Institutional Money Market Portfolio, Class I. The Fidelity Institutional Money Market Portfolio invests at least 80% of its assets in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. The financial statements of the Fidelity Institutional Money Market Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2015, the percentage of the Hedged Futures, Intelligent Alternative and Time Value Trading net assets invested in the Fidelity Institutional Money Market Portfolio were 62.0%, 37.2% and 82.3%, respectively.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Activist	Insider	Dynamic	Aggressive	Macro	MLP &	Floating	Hedged	Time Value
Owner	Investor	Income	Alpha	Growth	Strategy	Infrastructure	Rate Income	Income	Trading
Charles Schwab & Co., Inc (1)			31%					52%
David Miller	46%	39%
Jerry J. Szilagyi	29%				37%	58%
LPL Financial, LLC (1)									84%
Robert Groesbeck				89%			28%
UBS Financial Services, Inc. (1)

(1)	These owners are comprised of multiple investors and accounts.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective July 7, 2015 the name of the Catalyst Absolute Total Return Fund has been changed to the Catalyst Intelligent Alternative Fund.

The following Funds have paid dividends:

		Dividend	Record	Ex/Payable	Dividend	Record	Ex/Payable
Fund		Per Share	Date	Date	Per Share	Date	Date
Insider Income	Class A	0.0103	7/29/2015	7/30/2015	0.0144	8/27/2015	8/28/2015
Insider Income	Class C	—	7/29/2015	7/30/2015	0.0157	8/27/2015	8/28/2015
Insider Income	Class I	0.0122	7/29/2015	7/30/2015	0.0163	8/27/2015	8/28/2015
MLP & Infrastructure	Class A	0.0562	7/29/2015	7/30/2015	0.0542	8/27/2015	8/28/2015
MLP & Infrastructure	Class C	0.0500	7/29/2015	7/30/2015	0.0500	8/27/2015	8/28/2015
MLP & Infrastructure	Class I	0.0580	7/29/2015	7/30/2015	0.0561	8/27/2015	8/28/2015
Floating Rate Income	Class A	0.0443	7/29/2015	7/30/2015	0.0425	8/27/2015	8/28/2015
Floating Rate Income	Class C	0.0376	7/29/2015	7/30/2015	0.0364	8/27/2015	8/28/2015
Floating Rate Income	Class I	0.0466	7/29/2015	7/30/2015	0.0445	8/27/2015	8/28/2015
Hedged Income	Class A	0.0293	7/29/2015	7/30/2015	0.0315	8/27/2015	8/28/2015
Hedged Income	Class C	0.0224	7/29/2015	7/30/2015	0.0254	8/27/2015	8/28/2015
Hedged Income	Class I	0.0314	7/29/2015	7/30/2015	0.0334	8/27/2015	8/28/2015
High Income	Class A	0.0350	7/29/2015	7/30/2015	0.0285	8/27/2015	8/28/2015
High Income	Class C	0.0322	7/29/2015	7/30/2015	0.0263	8/27/2015	8/28/2015
High Income	Class I	0.0360	7/29/2015	7/30/2015	0.0292	8/27/2015	8/28/2015
Total Return Income	Class A	0.0300	7/29/2015	7/30/2015	0.0153	8/27/2015	8/28/2015
Total Return Income	Class C	0.0268	7/29/2015	7/30/2015	0.0128	8/27/2015	8/28/2015
Total Return Income	Class I	0.0311	7/29/2015	7/30/2015	0.0161	8/27/2015	8/28/2015
Income Opportunities	Class A	0.0314	7/29/2015	7/30/2015	0.0191	8/27/2015	8/28/2015
Income Opportunities	Class C	0.0250	7/29/2015	7/30/2015	0.0160	8/27/2015	8/28/2015
Income Opportunities	Class I	0.0339	7/29/2015	7/30/2015	0.0214	8/27/2015	8/28/2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Activist Investor Fund, Catalyst Insider Income Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund (formerly Catalyst Absolute Total Return Fund), Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Time Value Trading Fund and Catalyst/Stone Beach Income Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Activist Investor Fund, Catalyst Insider Income Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund (formerly Catalyst Absolute Return Fund), Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Time Value Trading Fund and Catalyst/Stone Beach Income Opportunity Fund (the “Funds”), each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian, brokers and other appropriate parties and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Activist Investor Fund, Catalyst Insider Income Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund, Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Time Value Trading Fund and Catalyst/Stone Beach Income Opportunity Fund as of June 30, 2015, and the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 31, 2015

CATALYST FUNDS
ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Consideration and Renewal of Management Agreement with Catalyst Capital Advisors, LLC with respect to the Catalyst Small-Cap Insider Buying Fund, Catalyst/SMH Total Return Income Fund, Catalyst/SMH High Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund

In connection with the regular meeting held on May 21 & 22, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Catalyst Small-Cap Insider Buying Fund (“Small-Cap Insider Buying Fund”), Catalyst/SMH High Income Fund (“High Income Fund”), Catalyst/SMH Total Return Income Fund (“Total Return Income Fund”), Catalyst/Groesbeck Growth of Income Fund (“Growth of Income Fund”), Catalyst Hedged Insider Buying Fund (“Hedged Insider Buying Fund”), Catalyst Insider Buying Fund (“Insider Buying Fund”),Catalyst/MAP Global Total Return Income Fund (“Global Total Return Income Fund”) and Catalyst/MAP Global Capital Appreciation Fund (“Global Capital Appreciation Fund”) (each a “Fund” and collectively the “Funds”) (the “Management Agreement”).

In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Catalyst(” Catalyst15c Response”) .

Nature, Extent and Quality of Services. The Trustees reviewed the Catalyst 15c Response, and considered Catalyst’s duties under the terms of the Management Agreement. A representative of Catalyst discussed the services Catalyst provides to each Fund. He explained that Catalyst supervises the Fund’s investment program, is responsible for investment decisions, provides investment research, monitors the services provided by the Fund’s vendors and he highlighted Catalyst’s strong sub-advisor oversight with respect to Catalyst/SMH Total Return Fund, Catalyst/SMH High Income Fund, Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund. The Trustees then discussed the experience of Catalyst’s personnel and noted Catalyst’s record serving as advisor to several of the Trust’s Funds with varying investment objectives and strategies. A representative of Catalyst highlighted the improvements and enhancements made both in personnel and advisor capabilities during the last year. The Trustees agreed that the Board has had a positive experience over the years with Catalyst. They noted Catalyst continues to enhance the resources available to it, and has consistently brought value to shareholders. They noted Catalyst reported no material compliance issues. The Trustees concluded that Catalyst has sufficient quality and depth of personnel, resources (including identifying quality sub-advisors), investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Funds were satisfactory.

Performance. The Trustees reviewed the performance for each Fund for the one year and since inception periods and, as applicable, the five year period. They reviewed the performance results for each Fund and discussed the factors contributing to each Fund’s outperformance or underperformance. The Trustees discussed peer group selection, and agreed that Catalyst selected peer groups provide additional information to the Board to address discrepancies where the Morningstar category may fall short as a result of the uniqueness of a Fund’s strategy or portfolio.

Small-Cap Insider Buying Fund. The Trustees noted the Fund’s absolute positive returns for the five year and since inception periods. They considered that the Fund outperformed its peer group and performed in line with the Morningstar category for the since inception period. The Trustees considered the Fund’s one year and five year returns noting its underperformance, but noted that the underperformance is not unexpected given the Fund’s strategy to invest in micro-cap capitalization companies which have been “out of favor” due to various market factors including the Greek financial crisis and Federal Reserve tightening.

High Income Fund. The Trustees acknowledged the Fund’s absolute positive five year and since inception returns, but noted that it had underperformed each of its benchmarks over all periods shown. They discussed Catalyst’s explanation for the underperformance including that the Fund’s investment strategy has kept the Fund from investing in strong performing industries, such as financial and healthcare industries, noting their confidence in the Fund’s advisor and sub-advisor and the strategy’s strong long-term performance as evidenced by the returns of the sub-advisor’s separately managed account utilizing the same strategy.

Total Return Income Fund. The Trustees reviewed the Fund’s performance noting that it underperformed its benchmarks in each of the periods shown. They considered, however, Catalyst’s explanation that the Fund’s underperformance was due in part to the Fund not investing in strong performing industries, such as financial and healthcare industries, and due to the poor performance of certain bonds held by the Fund which are expected to outperform long term. The Board noted Catalyst’s belief that the Fund will outperform over the long term.

Growth of Income Fund. The Trustees reviewed the Fund’s performance noting it outperformed the peer group and Morningstar category for the one year and five year periods, and performed in line with its benchmarks for the since inception period. They noted, in particular, that the Fund had returned nearly twice that of its peer group average for the one year period.

Hedged Insider Fund. The Trustees reviewed the Fund’s performance noting that it outperformed its peer group and Morningstar category averages for the since inception period. They considered the Fund’s underperformance relative to its benchmarks for the one year period but noted that Catalyst acknowledged that this underperformance was a result of the Fund’s sector allocation and the Fund’s hedge strategy not performing as expected. They discussed the market factors impacting the Fund’s performance and Catalyst’s long term approach for the Fund.

Insider Buying Fund. The Trustees noted that the Fund outperformed its peer group, Morningstar category and benchmark by a wide margin since inception. They noted that it had slightly underperformed in 2014 as a result of sector allocation.

Global Total Return Income Fund. The Trustees reviewed the Fund’s performance noting that it outperformed its peer group and Morningstar category for the one year period and since inception periods. The Trustees noted that the Fund tends to perform in line with the benchmarks over time, outperforming in more choppy markets and underperforming in bull markets.

Global Capital Appreciation Fund. The Trustees reviewed the Fund’s performance noting that it outperformed its peer group for each of the periods shown. They further noted that the Fund had underperformed the Morningstar category for the one year period but performed in line with the Morningstar category for the since inception period. The Trustees noted that the Fund tends to perform in line with the benchmarks over time, outperforming in more choppy markets and underperforming in bull markets.

Fees and Expenses. The Trustees reviewed the management fee and expense ratio for each Fund and compared them to the fees and expenses of the peer group and Morningstar category average. They noted that for each Fund, except the Hedged Insider Buying Fund, Catalysty fee was above the average of the fees for the peer group and Morningstar category, which was due, in part, to the size of the Funds relative to their peer group. They noted that the Small Cap Insider, High Income and Groesbeck Growth of Income Funds’ advisory fees are at the high end of the range of fees charged by the Funds in their respective peer group, but others are well within the range of fees charged within the peer group and Morningstar category. With respect to Small-Cap Insider Buying they noted the Fund’s advisory fee was higher than its peer group and Morningstar category averages but lower than the average net expense ratio for its peer group and within the range of advisory fees and expense ratios charged by Morningstar category funds. With respect to SMH High Income and SMH Total Return Income, they noted that the Fund’s management fee and expense ratio were higher than the averages, but within the range of advisory fees and net expense ratios for the Morningstar category. With respect to Groesbeck Growth of Income, the Trustees noted that the Fund’s advisory fee was higher than the benchmark averages, but its net expense ratio was in line with the average for both the peer group and Morningstar category. They further noted that the Fund’s advisory fee was within the range of fees charged by other Funds in the Morningstar category. With respect to Insider Buying, MAP Global Return Income, and MAP Global Capital Appreciation, the Trustees noted that the Fund’s advisory fee was above the Morningstar category average, but in line with the peer group average and well within the range of fees charged by its peers. The Trustees considered that each Fund has an expense cap in place and, in most cases, Catalyst is not earning the full advisory fee as a result.

They discussed the allocation of fees between Catalyst and sub-advisors of the Catalyst/SMH Total Return Fund, Catalyst/SMH High Income Fund and Catalyst/MAP Global Capital Appreciation Fund relative to their respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate.

Profitability. The Trustees reviewed the profitability analysis for each Fund provided by Catalyst. They noted that with respect to Hedged Insider Fund, Groesbeck Growth of Income Fund, MAP Global Total Return, and MAP Global Capital Appreciation, Catalyst realized a net loss in connection with its relationship with the Fund. With respect to Small Cap Insider Buying, Insider Buying Fund, Total Return Income, and High Income, Catalystrealized a profit but in each case the amount of profit was not excessive in terms of percentage of revenue or actual dollars. The Trustees discussed the payments made by each Fund to Catalyst’s affiliate for management and certain administrative services. The Trustees concluded that excessive profitability was not a concern.

Economies of Scale. The Trustees considered whether economies of scale are being realized with respect to the management of the Funds. They noted that Catalyst has indicated that, at this time, it does not believe that breakpoints are appropriate, especially given the impact of the expense cap on profits. The Independent Trustees indicated their intention to continue to review and discuss the matter as each Fund grows. After further discussion, the Independent Trustees agreed that economies were not expected to be reached during the renewal period of the agreement and agreed that the matter of economies of scale would be revisited as each Fund size materially increases.

Conclusion. Having requested and received such information from Catalyst as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund.

Consideration and Renewal of Management Agreement with Catalyst Capital Advisors, LLC with respect to the Catalyst Insider Long/Short Fund and Catalyst/Lyons Tactical Allocation Fund

In connection with the regular meeting held on February 23 & 24, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of a management agreement between the Catalyst Capital Advisors, LLC (“Catalyst”), with respect to Catalyst Insider Long/Short Fund (“Insider Long/Short Fund”) and Catalyst/Lyons Tactical Allocation Fund (“Tactical Allocation Fund”) (each a “Fund” and collectively the “Funds”) (the “Management Agreement”).

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of the Funds for the one-year, five-year, ten-year and since inception periods ended December 31, 2014 (as applicable), Catalyst’s services to the Fund, comparative fee and expense information, and Catalyst’s profitability from managing the Fund (“Catalyst 15c Response”).

Nature, Extent and Quality of the Services. As to the nature, extent and quality of the services provided by Catalyst to the Funds, the Trustees reviewed the Catalyst 15c Response and Catalyst’s Form ADV which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Board considered Catalyst’s duties under the terms of the Management Agreement. A representative of Catalyst reviewed the services Catalyst provides to the Funds and stated that Catalyst supervises the Funds investment program and the investment decisions made by the Tactical Allocation Fund’s sub-advisor. The Trustees then discussed the experience of Catalyst’s personnel and their satisfaction with Catalyst’s recently appointed chief compliance officer. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to Funds in the Trust. They further noted Catalyst reported no compliance issues, SEC or other regulatory examinations, or litigation since the Management Agreement’s last renewal. The Independent Trustees then concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Funds were satisfactory.

Performance.

Insider Long/Short Fund. As to the Fund’s performance, the Board referred to the Catalyst 15c Response, which compared the Fund’s performance for the one-year and since inception periods to the performance of a group of similarly managed funds, the IQ Hedge Long/Short Beta Index, and the Morningstar Market Neutral and Morningstar Long/Short Equity category averages. The Board noted that, for the one-year period, the Fund significantly outperformed the peer group funds average, each Morningstar category average and the benchmark index. With respect to the since inception period, the Trustees noted that the Fund outperformed the peer group funds average and the Morningstar Market Neutral category average but underperformed the Morningstar Long/Short Equity category average and the Index. The Board concluded that they were pleased with the performance of the Fund.

Tactical Allocation Fund. As to the Fund’s performance, the Board referred to the Catalyst 15c Response, which compared the Fund’s performance for the one-year and since inception periods to the performance of a group of similarly managed funds, the S&P 500 Total Return Index, and the Morningstar Large Blend and Morningstar Tactical Allocation category averages. The Board noted that the Fund outperformed the peer group funds average and the Morningstar category averages for each of the periods. The Board further noted that the Fund outperformed the benchmark index for the since inception period but had underperformed the benchmark index for the one-year period. The Board concluded that they were pleased with the performance of the Fund.

Fees and Expenses.

Insider Long/Short Fund. As to comparative fees and expenses, the Trustees considered the management fee and total expense ratio of the Fund and compared them to management fees and total expense ratios of a peer group of funds selected by Catalyst as well as the Morningstar Market Neutral and Morningstar Long/Short Equity category averages. The Trustees noted that the Fund’s advisory fee of 1.25% and expense ratio, after waivers and reimbursements by Catalyst, of 1.75% were lower than the peer group averages and higher than the Morningstar category averages but within the high low ranges of the funds in each category. The Trustees concluded that the Fund’s management fee was acceptable in light of the services the Fund receives from Catalyst.

Tactical Allocation Fund. As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared it to management fees paid by a peer group of funds selected by Catalyst as well as the Morningstar Large Blend and Tactical Allocation category averages. The Trustees also compared the total expense ratio of each Fund with the expense ratios of the funds in the peer group and Morningstar Market Neutral category average. The Trustees noted that the Fund pays Catalyst a management fee of 1.25%, which was higher than the average advisory fee of the peer group and the Morningstar category, but within the high/low range of advisory fees paid by the funds in the peer group and the Morningstar category. In reference to the net expense ratio, the Trustees observed that the Fund’s expense ratio, after waivers and reimbursements by Catalyst, was lower than the peer group average and Morningstar Tactical Allocation category averages and higher than the Morningstar Large Blend category average but within the high/low range of expense ratios of funds within the category. The Trustees discussed the Fund’s strategy noting that its unique and active strategy warrants a higher advisory fee, and considered that the Fund’s higher net expense ratio may be attributable to the Fund’s relatively small size. The Trustees concluded that the Fund’s management fee was acceptable in light of the services the Fund receives from Catalyst.

Profitability. As to the costs of the services provided and the profits realized by Catalyst, the Trustees reviewed Catalyst’s analysis of its profitability and its financial condition. The Trustees reviewed the Catalyst 15c Response, noting that Catalyst is incurring a loss with respect to the Insider Long/Short Fund and experiencing a modest net profit with respect to the Tactical

Allocation Fund. Based on their review, the Trustees concluded that they were satisfied that Catalyst’s level of profitability from its relationship to each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefitting shareholders. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Funds and its shareholders if a Fund experiences a substantial growth in assets. However, the Trustees recognized that the Funds had not yet reached asset levels where Catalyst could realize significant economies of scale and that the Board would revisit whether breakpoints are appropriate at the next renewal of the Management Agreement.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Catalyst was in the best interests of each Fund and its shareholders.

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Groesbeck Investment Management Corp . with respect to the Catalyst/Groesbeck Growth of Income Fund

In connection with a meeting held on May 21 & 22, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and Groesbeck Investment Management Corp. (“Groesbeck”), with respect to the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) (the “Sub-Advisory Agreement”).

In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Groesbeck(” Groesbeck15c Response”).

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by Groesbeck to the Fund, the Trustees considered the Trust’s and Catalyst’s established and successful relationship with Groesbeck. They reviewed the qualifications of the Groesbeck personnel, and discussed Groesbeck’s operations and its compliance program. The Trustees noted that Groesbeck had established itself as a dependable partner to the Fund and Trust. The Board reviewed financial information for Groesbeck provided by the firm. The Trustees agreed that they have been pleased with Groesbeck’s responsiveness and professionalism to its requests and those of Trust officers and counsel. The Trustees concluded that Groesbeck has provided a level of service consistent with the Board’s expectations and to the benefit of the shareholders of the Fund.

Performance. The Trustees reviewed the Fund’s performance noting that it performed in line with its benchmark for the one year period, but underperformed for the five year and since inception periods. They considered, however, that a representative of Catalyst reported at the meeting that as of May 20, 2015, the Fund ranked in the top 39% of its Morningstar category , and that Groesbeck is responsible for the Fund’s investment strategy. With respect to the longer term underperformance, the Trustees noted Groesbeck and Catalyst’s representation that the Fund is not likely to outperform in strongly rising markets. They noted that the Fund’s performance is in line with Catalyst and Groesbeck’s expectations for the strategy, and that Catalyst continues to be confident in its relationship with Groesbeck. After further discussion, the Trustees agreed that performance was reasonable.

Fees and Expenses. The Trustees noted that Groesbeck charges a sub-advisory fee of one-half of the net advisory fee based on the average net assets of the Fund, in connection with its services to the Fund. They compared the fee to those charged to Groesbeck’s other clients noting that Catalyst had negotiated a competitive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Groesbeck. They noted that Groesbeck realized a profit in connection with its relationship with the Fund but that such profit was reasonable in terms of percentage of revenue and actual dollars. The Trustees further noted that a portion of Groesbeck’s profits are used to compensate portfolio managers for their service to the Fund. After further discussion, the Trustees concluded that excessive profitability was not a concern.

Economies of Scale. The Trustees considered whether it is likely that Groesbeck has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable at current asset levels, and for the foreseeable future.

Conclusion. Having requested and received such information from the Groesbeck as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee is reasonable and that renewal of the Sub-Advisory Agreement was in the best interests of the Catalyst/Groesbeck Growth of Income Fund and its shareholders.

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Capital Appreciation Fund and Catalyst/MAP Total Return Income Fund

In connection with a meeting held on May 21 & 22, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to the Catalyst/MAP Global Capital Appreciation Fund and Catalyst/MAP Total Return Income Fund (each a “Fund” and collectively the “Funds”) (the “Sub-Advisory Agreement”).

Nature, Extent and Quality of Services. The Trustees reviewed MAP’s 15(c) Response, and discussed the extensive experience of the sub-advisory personnel. They noted that MAP has established itself as a responsive and attentive business partner to both Catalyst and the Trust. The Trustees noted positively that MAP reported no SEC exams or other regulatory issues during the period. As in prior years, the Board agreed that MAP continues to provide a strong, balanced investment program to the Funds to the benefit of each Fund and their respective shareholders.

Performance.

Catalyst/MAP Global Total Return Income Fund. The Trustees reviewed the Fund’s performance for the one year and since inception periods noting that the Fund’s Class A and Class C returns (without sales charges) outperformed MAP’s benchmark index for the since inception period but underperformed the benchmark index for the one-year period.

Catalyst/MAP Global Capital Appreciation Fund. The Trustees reviewed the Fund’s performance for the one year and since inception periods. They noted that the Fund (without sales charges) provided returns in line with MAP’s benchmark index for the since inception period.

They discussed each Fund’s recent underperformance but noted the representations of Catalyst that the performance is in line with its expectations of MAP given the current market conditions. The Trustees concluded that performance was reasonable.

Fees and Expenses. The Trustees considered the sub-advisory fee charged by MAP for its services to each Fund, and compared it to the fees charged by MAP to its separate account clients. They noted that Catalyst had negotiated a competitive fee for both Funds to the benefit of shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by MAP for each Fund. They noted that for each Fund MAP realized a profit in connection with its relationship with the Fund. The Trustees considered that the amount of profit was relatively small in terms of actual dollars and percentage of revenue. After further discussion, the Trustees concluded that excessive profitability was not a concern.

Economies of Scale. The Trustees considered whether it is likely that MAP has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Conclusion. Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee is reasonable and that renewal of the Sub-Advisory Agreement was in the best interests of the Catalyst/MAP Global Capital Appreciation Fund and the Catalyst/MAP Global Total Return Income Fund and their shareholders.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	42	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	42	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	42	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012-Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	42	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer Since 5/2015; AML Officer Since 8/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/15) and held for the entire period through 06/30/15.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/15	Value 06/30/15	During Period *	Value 06/30/15	During Period *

Catalyst Small Cap Insider Buying Fund - Class A	1.75%	$1,000.00	$945.50	$8.44	$1,016.12	$8.75
Catalyst Small Cap Insider Buying Fund - Class C	2.50%	1,000.00	942.20	12.04	1,012.40	12.47
Catalyst Small Cap Insider Buying Fund - Class I	1.50%	1,000.00	946.60	7.24	1,017.36	7.50
Catalyst Hedged Insider Buying Fund - Class A	1.75%	1,000.00	976.00	8.57	1,016.12	8.75
Catalyst Hedged Insider Buying Fund - Class C	2.50%	1,000.00	971.70	12.22	1,012.40	12.47
Catalyst Hedged Insider Buying Fund - Class I	1.30%	1,000.00	979.70	6.38	1,018.35	6.51
Catalyst Insider Buying Fund - Class A	1.50%	1,000.00	994.00	7.42	1,017.36	7.50
Catalyst Insider Buying Fund - Class C	2.26%	1,000.00	990.90	11.16	1,013.59	11.28
Catalyst Insider Buying Fund - Class I	1.27%	1,000.00	994.70	6.28	1,018.50	6.36
Catalyst Insider Long/Short Fund - Class A	1.75%	1,000.00	1,036.20	8.84	1,016.12	8.75
Catalyst Insider Long/Short Fund - Class C	2.50%	1,000.00	1,033.00	12.60	1,012.40	12.47
Catalyst Insider Long/Short Fund - Class I	1.25%	1,000.00	1,040.00	6.32	1,018.60	6.26
Catalyst Activist Investor Fund - Class A	1.50%	1,000.00	981.00	7.37	1,017.36	7.50
Catalyst Activist Investor Fund - Class C	2.25%	1,000.00	977.90	11.03	1,013.64	11.23
Catalyst Activist Investor Fund - Class I	1.25%	1,000.00	982.10	6.14	1,018.60	6.26
Catalyst Insider Income Fund - Class A	1.45%	1,000.00	1,055.00	7.39	1,017.60	7.25
Catalyst Insider Income Fund - Class C	2.20%	1,000.00	1,052.10	11.19	1,013.88	10.99
Catalyst Insider Income Fund - Class I	1.20%	1,000.00	1,057.40	6.12	1,018.84	6.01
Catalyst Hedged Futures Strategy Fund - Class A	2.21%	1,000.00	1,063.70	11.31	1,013.84	11.03
Catalyst Hedged Futures Strategy Fund - Class C	2.96%	1,000.00	1,058.30	15.11	1,010.12	14.75
Catalyst Hedged Futures Strategy Fund - Class I	1.96%	1,000.00	1,064.50	10.03	1,015.08	9.79
Catalyst Intelligent Alternative Fund - Class A +	1.99%	1,000.00	988.70	9.81	1,014.93	9.94
Catalyst Intelligent Alternative Fund - Class C +	2.74%	1,000.00	985.70	13.49	1,011.21	13.66
Catalyst Intelligent Alternative Fund - Class I +	1.74%	1,000.00	987.70	8.58	1,016.17	8.70
Catalyst Dynamic Alpha Fund - Class A	1.35%	1,000.00	1,050.00	6.86	1,018.10	6.76
Catalyst Dynamic Alpha Fund - Class C	2.10%	1,000.00	1,046.00	10.65	1,014.38	10.49
Catalyst Dynamic Alpha Fund - Class I	1.10%	1,000.00	1,051.20	5.59	1,019.34	5.51
Catalyst/EquityCompass Buyback Strategy Fund - Class A	1.50%	1,000.00	1,023.20	7.52	1,017.36	7.50
Catalyst/EquityCompass Buyback Strategy Fund - Class C	2.25%	1,000.00	1,020.20	11.27	1,013.64	11.23
Catalyst/EquityCompass Buyback Strategy Fund - Class I	1.25%	1,000.00	1,024.20	6.27	1,018.60	6.26
Catalyst/Groesbeck Growth of Income Fund - Class A	1.55%	1,000.00	1,008.30	7.72	1,017.11	7.75
Catalyst/Groesbeck Growth of Income Fund - Class C	2.30%	1,000.00	1,004.70	11.43	1,013.39	11.48
Catalyst/Groesbeck Growth of Income Fund - Class I	1.30%	1,000.00	1,009.50	6.48	1,018.35	6.51
Catalyst/Groesbeck Aggressive Growth Fund - Class A	1.55%	1,000.00	1,031.10	7.81	1,017.11	7.75
Catalyst/Groesbeck Aggressive Growth Fund - Class C	2.30%	1,000.00	1,026.30	11.56	1,013.39	11.48
Catalyst/Groesbeck Aggressive Growth Fund - Class I	1.30%	1,000.00	1,032.10	6.55	1,018.35	6.51

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/15	Value 06/30/15	During Period *	Value 06/30/15	During Period *

Catalyst/Lyons Hedged Premium Return Fund - Class A	1.50%	$1,000.00	$1,013.60	$7.49	$1,017.36	$7.50
Catalyst/Lyons Hedged Premium Return Fund - Class C	2.25%	1,000.00	1,009.40	11.21	1,013.64	11.23
Catalyst/Lyons Hedged Premium Return Fund - Class I	1.25%	1,000.00	1,015.30	6.25	1,018.60	6.26
Catalyst/Lyons Tactical Allocation Fund - Class A	1.50%	1,000.00	976.70	7.35	1,017.36	7.50
Catalyst/Lyons Tactical Allocation Fund - Class C	2.25%	1,000.00	973.00	11.01	1,013.64	11.23
Catalyst/Lyons Tactical Allocation Fund - Class I	1.25%	1,000.00	978.10	6.13	1,018.60	6.26
Catalyst Macro Strategy Fund - Class A	1.95%	1,000.00	1,248.00	10.87	1,015.12	9.74
Catalyst Macro Strategy Fund - Class C	2.70%	1,000.00	1,250.00	15.06	1,011.41	13.47
Catalyst Macro Strategy Fund - Class I	1.70%	1,000.00	1,248.80	9.48	1,016.36	8.50
Catalyst/MAP Global Capital Appreciation Fund - Class A	1.55%	1,000.00	1,008.90	7.72	1,017.11	7.75
Catalyst/MAP Global Capital Appreciation Fund - Class C	2.30%	1,000.00	1,005.70	11.44	1,013.39	11.48
Catalyst/MAP Global Capital Appreciation Fund - Class I	1.25%	1,000.00	1,010.60	6.23	1,018.60	6.26
Catalyst/MAP Global Total Return Income Fund - Class A	1.55%	1,000.00	1,017.80	7.75	1,017.11	7.75
Catalyst/MAP Global Total Return Income Fund - Class C	2.30%	1,000.00	1,014.90	11.49	1,013.39	11.48
Catalyst/MAP Global Total Return Income Fund - Class I	1.25%	1,000.00	1,020.00	6.26	1,018.60	6.26
Catalyst MLP & Infrastructure Fund - Class A	1.65%	1,000.00	1,016.80	8.25	1,016.61	8.25
Catalyst MLP & Infrastructure Fund - Class C	2.40%	1,000.00	1,014.50	11.99	1,012.89	11.98
Catalyst MLP & Infrastructure Fund - Class I	1.40%	1,000.00	1,018.60	7.01	1,017.85	7.00
Catalyst/Princeton Floating Rate Income Fund - Class A	1.45%	1,000.00	1,029.30	7.30	1,017.60	7.25
Catalyst/Princeton Floating Rate Income Fund - Class C	2.20%	1,000.00	1,025.70	11.05	1,013.88	10.99
Catalyst/Princeton Floating Rate Income Fund - Class I	1.20%	1,000.00	1,030.70	6.04	1,018.84	6.01
Catalyst/Princeton Hedged Income Fund - Class A	1.55%	1,000.00	1,024.60	7.78	1,017.11	7.75
Catalyst/Princeton Hedged Income Fund - Class C	2.30%	1,000.00	1,019.80	11.52	1,013.39	11.48
Catalyst/Princeton Hedged Income Fund - Class I	1.30%	1,000.00	1,024.50	6.53	1,018.35	6.51
Catalyst/SMH High Income Fund - Class A	1.45%	1,000.00	973.70	7.10	1,017.60	7.25
Catalyst/SMH High Income Fund - Class C	2.20%	1,000.00	967.90	10.73	1,013.88	10.99
Catalyst/SMH High Income Fund - Class I	1.20%	1,000.00	975.00	5.88	1,018.84	6.01
Catalyst/SMH Total Return Income Fund - Class A	1.55%	1,000.00	931.20	7.42	1,017.11	7.75
Catalyst/SMH Total Return Income Fund - Class C	2.30%	1,000.00	927.80	10.99	1,013.39	11.48
Catalyst/SMH Total Return Income Fund - Class I	1.30%	1,000.00	932.20	6.23	1,018.35	6.51
Catalyst Time Value Trading Fund - Class A	2.24%	1,000.00	1,137.60	11.87	1,013.69	11.18
Catalyst Time Value Trading Fund - Class C	2.99%	1,000.00	1,131.80	15.80	1,009.97	14.90
Catalyst Time Value Trading Fund - Class I	1.99%	1,000.00	1,138.80	10.55	1,014.93	9.94
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.55%	1,000.00	1,013.40	7.74	1,017.11	7.75
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.30%	1,000.00	1,009.00	11.46	1,013.39	11.48
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.30%	1,000.00	1,013.80	6.49	1,018.35	6.51

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

+	Catalyst Intelligent Alternative Fund formerly the Catalyst Absolute Total Return Fund.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Catalyst Small-Cap Insider Buying Fund	10,250	10,000
Catalyst Hedged Insider Buying Fund	11,250	11,000
Catalyst Insider Buying Fund	10,250	10,000
Catalyst Insider Long/Short Fund	11,250	11,000
Catalyst Activist Investor Fund	10,000	0
Catalyst Insider Income	12,000	0
Catalyst Hedged Futures Strategy Fund	10,250	10,000
Catalyst Intelligent Alternative Fund	12,000	0
Catalyst Dynamic Alpha Fund	11,750	11,000
Catalyst/EquityCompass Buyback Strategy Fund	10,250	10,000
Catalyst/Groesbeck Growth of Income Fund	10,250	10,000
Catalyst/Groesbeck Aggressive Growth Fund	10,000	0
Catalyst/Lyons Tactical Allocation Fund	10,250	10,000
Catalyst/Lyons Hedged Premium Return Fund	11,250	11,000
Catalyst Macro Strategy Fund	11,250	11,000
Catalyst/MAP Global Capital Appreciation Fund	12,250	11,500
Catalyst/MAP Global Total Return Income Fund	12,750	12,000
Catalyst MLP & Infrastructure Fund	10,250	0
Catalyst/Princeton Floating Rate Income Fund	12,250	11,500
Catalyst/Princeton Hedged Income Fund	12,000	0
Catalyst/SMH High Income Fund	12,250	11,500
Catalyst/SMH Total Return Income Fund	12,250	11,500
Catalyst Time Value Trading Fund	10,000	0
Catalyst/Stone Beach Income Opportunity Fund	12,500	0

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Hedged Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Activist Investor Fund	2,000	0
Catalyst Insider Income	2,000	0
Catalyst Hedged Futures Strategy Fund	2,000	2,000
Catalyst Intelligent Alternative Fund	2,000	0
Catalyst Dynamic Alpha Fund	2,000	2,500
Catalyst/EquityCompass Buyback Strategy Fund	2,000	2,000
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Groesbeck Aggressive Growth Fund	2,000	0
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/Lyons Hedged Premium Return Fund	2,000	2,000
Catalyst Macro Strategy Fund	2,000	2,000
Catalyst/MAP Global Capital Appreciation Fund	2,000	2,500
Catalyst/MAP Global Total Return Income Fund	2,000	2,500
Catalyst MLP & Infrastructure Fund	2,000	0
Catalyst/Princeton Floating Rate Income Fund	2,000	2,500
Catalyst/Princeton Hedged Income Fund	2,000	0
Catalyst/SMH High Income Fund	2,000	2,500
Catalyst/SMH Total Return Income Fund	2,000	2,500
Catalyst Time Value Trading Fund	2,000	0
Catalyst/Stone Beach Income Opportunity Fund	2,000	0

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2015, and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2015 and 2014, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 09, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 09, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 09, 2015